                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11 or Section 240.14a-12


                         PRECIS SMART CARD SYSTEMS, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (check the appropriate box):
[ ] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         Common Stock and Series A Convertible Preferred Stock
         ----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         2,775,000 shares Common Stock
         ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         The aggregate sum of (i) the closing sale price of common stock on April 20, 2001 was $4.00 per share for an aggregate value of $11,100,000, (ii) $2,271,601 to be paid at closing and (iii) promissory notes having an aggregate principal of $1,000,000.
         ----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         $14,371,609
         ----------------------------------------------------------------------
     (5) Total fee paid:
         $2,875
         ----------------------------------------------------------------------


[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

                  --------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------
         (3)      Filing Party:

                  --------------------------------------------------------------
         (4)      Date Filed:

                  --------------------------------------------------------------

                  [PRECIS SMART CARD SYSTEMS, INC. LETTERHEAD]


PRECIS SMART CARD SYSTEMS, INC.                          2500 SOUTH MCGEE DRIVE
                                                         SUITE 147
                                                         NORMAN, OKLAHOMA 73072

The Board of Directors of Precis Smart Card Systems, Inc. has approved a merger agreement that will result in The Capella Group, Inc. becoming a wholly-owned subsidiary of Precis. Before we can complete this merger, the merger agreement must be approved by Precis shareholders.

The Capella Group, Inc. offers savings on healthcare services throughout the United States to persons who are uninsured, an estimated population of over 42 million people. These savings are achieved by accessing the same preferred provider organizations, known as PPO's, that are utilized by insurance companies providing healthcare coverage. These networks save an average of 10% to 80% on all types of medical related expenses, including those of doctors, hospitals, ancillary service providers, dentists, vision care centers, pharmacies, chiropractors, alternative care providers, mail order hearing aids, laser eye surgery, air ambulance and veterinarians.

This Proxy Statement provides you with detailed information about the proposed merger-acquisition of The Capella Group. We encourage you to read it carefully.

YOUR VOTE IS VERY IMPORTANT. Please take the time to vote, whether or not you plan to attend the Precis Smart Card Systems, Inc. Annual Meeting of Shareholders. If you sign, date and mail your proxy without indicating how you want to vote, we will vote your proxy in favor of the merger-acquisition. If you do not return your proxy, or if you do not instruct your broker how to vote the shares held for you in your brokerage account, the effect will be neither a vote for nor a vote against the merger-acquisition.

The Annual Meeting of Shareholders will be held on June 8, 2001, 10:00 a.m. local time, at the Precis Corporate Office, 2500 South McGee Drive, Suite 147, Norman, Oklahoma.

We are very enthusiastic about the acquisition of The Capella Group and the opportunities it will provide to our Company. The Board of Directors of Precis recommends that you vote FOR this merger-acquisition.

                                              /s/ Paul A. Kruger

                                              Paul A. Kruger
                                              Chief Executive Officer
                                              and Chairman

PRECIS SMART CARD SYSTEMS, INC.
                                          2500 SOUTH MCGEE DRIVE, SUITE 147
                                          NORMAN, OKLAHOMA 73072
                                          TELEPHONE:  (405) 292-4900

                            NOTICE OF ANNUAL MEETING

                            TO BE HELD ON JUNE 8, 2001

TO THE SHAREHOLDERS:

         Precis Smart Card Systems, Inc., will hold its annual shareholders meeting at its offices in Suite 147 at 2500 South McGee Drive in Norman, Oklahoma, commencing at 10:00 a.m., local time on June 8, 2001 to vote on:

1. The Agreement and Plan of Merger, dated March 23, 2001, by and among Precis Smart Card Systems, Inc., Precis-Capella Group Acquisition, Inc. (a wholly-owned subsidiary of Precis) and The Capella Group, Inc. and its shareholders, providing for the merger of Capella Group into Precis-Capella Group Acquisition with result that Capella Group will become a wholly-owned subsidiary of Precis;

2. The Precis Smart Card Systems, Inc. 1999 Stock Option Plan as amended and restated;

3. Amendment of Precis' Certificate of Incorporation to change its name to Precis, Inc.;

4. The election of four directors, each to hold office until the 2002 annual meeting of shareholders and until his successor is duly elected and qualified;

5. Ratification of Murrell Hall McIntosh & Co., PLLP as the independent accountants for 2001; and

6. Any other business that properly comes before the meeting or any adjournment or postponement of the Annual Meeting.

         Precis shareholders at the close of business on May 10, 2001, are receiving notice and may vote at the Annual Meeting. Approval of the Agreement and Plan of Merger requires the affirmative vote of at least a majority of the votes cast, while all other matters presented at the Annual Meeting require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting.

         YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE MATTERS BEING VOTED UPON.

         YOUR ATTENDANCE OR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE ANNUAL MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE AND RETURN THE ENCLOSED PROXY, USING THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED FROM WITHIN THE UNITED STATES. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE ANNUAL MEETING, MAY WITHDRAW IT AND VOTE IN PERSON. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO PRECIS SHAREHOLDERS, THEIR PROXIES AND INVITED GUESTS. ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS:

                                          /s/ Mark R. Kidd

                                          Mark R. Kidd, Corporate Secretary

Norman, Oklahoma
May 10, 2001

                                 PROXY STATEMENT

                                 ---------------

                         PRECIS SMART CARD SYSTEMS, INC.
                        2500 SOUTH MCGEE DRIVE, SUITE 147
                             NORMAN, OKLAHOMA 73072
                            TELEPHONE: (405) 292-4900

                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 8, 2001

                     SOLICITATION AND REVOCATION OF PROXIES

         This Proxy Statement is furnished to the shareholders of Precis Smart Card Systems, Inc. in connection with an Annual Meeting of the holders of Precis common stock to be held in Suite 147 at 2500 South McGee Drive in Norman, Oklahoma, at 10:00 a.m., local time, on June 8, 2001 and any adjournment or postponement of the Annual Meeting. This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy will be first mailed on or about May 14, 2001, to Precis' shareholders of record on May 10, 2001.

         If the accompanying Proxy is properly executed and returned, the shares of common stock represented by the Proxy will be voted at the Annual Meeting. If you indicate on the Proxy a choice with respect to any matter to be voted on, your shares will be voted in accordance with your choice. If no choice is indicated, your shares of common stock will be voted FOR

o approval of the Agreement and Plan of Merger, dated March 23, 2001, by and among Precis Smart Card Systems, Inc., Precis-Capella Group Acquisition, Inc. (a wholly-owned subsidiary of Precis) and The Capella Group, Inc. and its shareholders, providing for the merger of Capella Group into Precis-Capella Group Acquisition with result that Capella Group will become a wholly-owned subsidiary of Precis;

o approval of the Precis Smart Card Systems, Inc. 1999 Stock Option Plan as amended and restated;

o approval of amendment of Precis' Certificate of Incorporation to change its name to Precis, Inc.;

o the election of four directors, each to hold office until the 2002 annual meeting of shareholders and until his successor is duly elected and qualified; and

o ratification of Murrell Hall McIntosh & Co., PLLP as the independent accountants for 2001.

In addition, your shares will also be considered and voted upon other business that properly comes before the Annual Meeting or any adjournment or postponement. Our Board of Directors knows of no business that will be presented for consideration at the Annual Meeting, other than matters described in this Proxy Statement. Once given, you may revoke the Proxy by

o giving written notice of revocation to our Secretary at any time before your Proxy is voted,

o executing another valid proxy bearing a later date and delivering this proxy to our Secretary prior to or at the Annual Meeting, or

o        attending the Annual Meeting and voting in person.

         Neither the corporate laws of Oklahoma, the state in which we are incorporated, nor our Certificate of Incorporation or Bylaws have any provisions regarding the treatment of abstentions and broker non-votes. Our policy is (i) to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the Annual Meeting, (ii) to treat abstentions as votes not cast but to treat them as shares represented at the Annual Meeting for determining results on actions requiring a majority vote, and (iii) to consider neither abstentions nor broker non-votes in determining results of plurality votes.

         We will bear the expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying Proxy. These expenses include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of our common stock. Solicitation of Proxies may be made by mail, telephone, personal interviews or by other means by our directors or employees without additional compensation other than reimbursement for their related out-of-pocket expenses.

         All information contained in this Proxy Statement with respect to Precis and its subsidiaries and Capella Group was furnished by Precis and Capella Group, respectively, for inclusion in this Proxy Statement.

                          SHAREHOLDERS ENTITLED TO VOTE

         The shareholders entitled to vote at the Annual Meeting are the holders of record, at the close of business on May 10, 2001 (the "Record Date"), of the 2,850,000 shares of common stock then outstanding. Each holder of a share of common stock outstanding on the Record Date will be entitled to one vote for each share held on each matter presented at the Annual Meeting. Our officers and directors and an individual shareholder own of record a total of 925,419 shares, or 32.5% of the issued and outstanding common stock, and have agreed to vote these shares in approval of the merger-acquisition of Capella Group and intend to vote such shares in favor of the other matters to be voted upon at the Annual Meeting. There is no cumulative voting with respect to the election of directors. The presence in person or by proxy of the holders of a majority of the shares of common stock outstanding and represented at the Annual Meeting will constitute a quorum for the transaction of business. The affirmative vote of the holders of a majority of the votes cast is required for approval of the merger-acquisition of Capella Group, while each of the other matters presented at the Annual Meeting requires the affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person and by proxy and entitled to vote. Votes will be tabulated by an inspector of election appointed by our Board of Directors.

         THIS PROXY STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THESE TRANSACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
SUMMARY.........................................................................................................-1-
         The Annual Meeting.....................................................................................-1-
         The Capella Group, Inc. Merger-Acquisition.............................................................-4-
         The Capella Group, Inc.................................................................................-4-
         Precis Smart Card Systems, Inc.........................................................................-5-
         Reasons for the Merger-Acquisition.....................................................................-5-
         Conditions That Must Be Satisfied to Complete the Merger-Acquisition...................................-6-
         Termination of the Merger-Acquisition  ................................................................-6-
         Federal Income Tax Consequences........................................................................-7-
         Accounting Treatment...................................................................................-7-
         Lack of Opinion of Financial Advisor...................................................................-7-
         Management Changes After the Merger-Acquisition........................................................-7-
         Interests of Our Executive Officers and Directors in the Merger-Acquisition............................-7-
         Our Recommendation.....................................................................................-8-
         Vote Required..........................................................................................-8-

SUMMARY HISTORICAL AND UNAUDITED PRO FORMA
         COMBINED CONDENSED FINANCIAL INFORMATION...............................................................-9-
         The Capella Group, Inc. Selected Historical Financial Information......................................-9-
         Precis Smart Card Systems, Inc. Selected Historical Financial Information.............................-10-
         Summary Unaudited Pro Forma Combined Condensed Financial Information..................................-11-
         Unaudited Comparative Per Share Information...........................................................-12-

RISK FACTORS...................................................................................................-13-

PROPOSAL ONE -- THE MERGER-ACQUISITION OF THE CAPELLA GROUP, INC...............................................-16-
         Background of the Merger-Acquisition..................................................................-16-
         Reasons for and Advantage of the Merger-Acquisition...................................................-18-
         Disadvantages of the Merger-Acquisition...............................................................-19-
         Recommendation of Our Board of Directors..............................................................-22-
         Lack of Fairness Opinion..............................................................................-22-
         No Appraisal Rights...................................................................................-23-
         Management Changes....................................................................................-23-
         Material Interests of Management Members..............................................................-23-
         Accounting Treatment of the Merger-Acquisition........................................................-23-
         Federal Income Tax Consequences of the Merger Acquisition.............................................-24-
         Federal Securities Law Consequences...................................................................-24-
         Regulatory Approvals..................................................................................-25-
         Required Affirmative Vote and Voting Agreement........................................................-25-

SUMMARY OF THE AGREEMENT AND PLAN OF MERGER....................................................................-26-
         General Terms of the Merger...........................................................................-26-
         Representations and Warranties........................................................................-26-
         Conduct of Business Pending Completion of the Merger-Acquisition......................................-27-
         Additional Agreements.................................................................................-28-
         Conditions to the Merger-Acquisition..................................................................-28-
         Termination...........................................................................................-29-
         Amendment and Waiver..................................................................................-30-

PROPOSAL TWO -- APPROVAL OF AMENDMENT OF OUR 1999 STOCK OPTION PLAN............................................-30-
         The Stock Option Plan (Amended and Restated)..........................................................-30-

                                     -iii-

         Federal Income Tax Consequences.......................................................................-32-
         Consequences of Merger-Acquisition....................................................................-32-
         Required Affirmative Vote.............................................................................-32-
         Recommendation of Our Board of Directors..............................................................-32-

PROPOSAL THREE -- NAME CHANGE AMENDMENT TO CERTIFICATE OF INCORPORATION........................................-33-
         Consequences of Merger-Acquisition....................................................................-33-
         Required Affirmative Vote.............................................................................-33-
         Recommendation of Our Board of Directors..............................................................-33-

PROPOSAL FOUR -- ELECTION OF DIRECTORS.........................................................................-33-
         Nominees .............................................................................................-34-
         Consequences of Merger-Acquisition....................................................................-34-
         Required Affirmative Vote.............................................................................-34-
         Recommendation of Our Board of Directors..............................................................-34-
         Information About Each Director and Nominee Directors.................................................-34-
         Compliance with Section 16(a) of the Securities Exchange Act of 1934..................................-36-
         Meetings and Committees of the Board of Directors.....................................................-37-

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS...............................................................-38-
         Executive Officers Compensation.......................................................................-38-
         Aggregate Option Grants in 2000 and Year-End Option Values............................................-39-
         Stock Option Plan.....................................................................................-39-
         Compensation of Directors.............................................................................-39-
         Indemnification of Officers and Directors.............................................................-40-
         Employment Arrangements and Lack of Keyman Insurance..................................................-40-

PROPOSAL FIVE -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS........................................-41-
         Independent Accountants' Fees.........................................................................-41-
         Required Vote.........................................................................................-42-
         Recommendation of Our Board of Directors..............................................................-42-

CERTAIN TRANSACTIONS...........................................................................................-43-

PRICE RANGE OF COMMON STOCK; DIVIDENDS.........................................................................-43-
         Market Prices.........................................................................................-44-
         Dividend Policy.......................................................................................-44-

THE CAPELLA GROUP, INC.........................................................................................-45-

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS................................................-45-
                  Results of Operations........................................................................-45-
                           Comparison of the Three-Month Periods Ended March 31, 2001 and 2000.................-46-
                           Comparison of the Years Ended December 31, 2000 and 1999............................-47-
                  Liquidity and Capital Resources..............................................................-48-

         BUSINESS .............................................................................................-48-
                  Industry Overview............................................................................-48-
                  The Capella Group Solution...................................................................-49-
                  Sales and Marketing Channels.................................................................-50-
                           Network Marketing...................................................................-50-
                           Private Label Clients...............................................................-51-
                           Market Areas........................................................................-51-
                  Business Objective and Plan..................................................................-51-
                  Member Programs and Fulfillment..............................................................-52-

                                     -iv-

                  Network Contracts............................................................................-53-
                  Customer Service.............................................................................-53-
                  Representative Training......................................................................-53-
                  Technology...................................................................................-54-
                  Competition..................................................................................-54-
                  Governmental Regulation......................................................................-55-
                           Possible Insurance Company Regulation...............................................-56-
                           Product Claims and Advertising......................................................-56-
                           Network Marketing Organization......................................................-57-
                  Employees....................................................................................-57-
                  Facilities...................................................................................-57-
                  Legal Proceedings............................................................................-58-

         MANAGEMENT............................................................................................-58-
                  Executive Officers and Directors.............................................................-58-

         EXECUTIVE OFFICER COMPENSATION AND OTHER INFORMATION..................................................-59-
                  Employment Arrangements and Lack of Keyman Insurance.........................................-60-
                  401(k) Profit Sharing Plan...................................................................-60-

PRECIS SMART CARD SYSTEMS, INC.................................................................................-60-

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS................................................-61-
                  Results of Operations........................................................................-61-
                           Comparison of the Three-Month Periods Ended March 31, 2001 and 2000.................-61-
                           Comparison of 2000 and 1999.........................................................-62-
                  Pro Forma Effect of Stock-Based Compensation.................................................-63-
                  Income Tax Provision (Benefit) ..............................................................-63-
                  Liquidity and Capital Resources..............................................................-63-
                  New Accounting Pronouncements................................................................-64-

         BUSINESS .............................................................................................-64-
                  Background...................................................................................-64-
                  Membership Service Program Industry Overview.................................................-65-
                  Our Solution.................................................................................-65-
                  Business Objective and Plan..................................................................-66-
                  Membership Service Programs..................................................................-66-
                           Member Service......................................................................-69-
                           Technology..........................................................................-70-
                           Fulfillment.........................................................................-70-
                           Sales and Marketing Channels........................................................-70-
                  Client Contractual Arrangements..............................................................-71-
                  Smart Card Technology and Products...........................................................-71-
                  Government Regulation........................................................................-72-
                  Competition..................................................................................-73-
                  Employees....................................................................................-74-
                  Facilities...................................................................................-74-

                                      -v-

                  Legal Proceedings............................................................................-74-
                           Federal Trade Commission Legal Proceedings..........................................-74-

PRINCIPAL SHAREHOLDERS AND HOLDINGS OF MANAGEMENT..............................................................-75-
         Possible Change in Control............................................................................-76-

LEGAL MATTERS..................................................................................................-76-

EXPERTS  ......................................................................................................-76-

OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING................................................................-77-

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING..................................................................-77-

WHERE YOU CAN FIND MORE INFORMATION............................................................................-77-

INDEX TO FINANCIAL STATEMENTS.................................................................................. F-1

APPENDIX A -- Agreement and Plan of Merger

APPENDIX B -- Precis Smart Card Systems, Inc. 1999 Stock Option Plan (Amended and Restated)

APPENDIX C -- Second Amendment to the Certificate of Incorporation of Precis Smart Card Systems, Inc.

                                     SUMMARY

         The following summary of certain information in this Proxy Statement is intended only to provide certain facts and highlights from the material contained elsewhere this document. We have summarized all material matters that are presented in this document. Our summarization is qualified in its entirety by the more detailed information elsewhere in this document and the accompanying appendices, all of which are important and should be carefully reviewed. It does not contain all the information that is important to you. You should read this entire document carefully. For additional information, see "Where You Can Find More Information" (page 77).


         This Proxy Statement will be sent by us to you and our shareholders as the Proxy Statement for our Annual Meeting of Shareholders. The seven shareholders of The Capella Group, Inc. have agreed to our proposed merger-acquisition of Capella Group. We are not soliciting the consent or proxy of the shareholders of Capella Group. Capella Group has supplied the information in this Proxy Statement that relates to it, and we have provided the other information.

THE ANNUAL MEETING

         The annual meeting of our shareholders will be held in Suite 147 at 2500 South McGee Drive in Norman, Oklahoma, on June 8, 2001, commencing at 10:00 a.m., local time. Holders of record of shares of our outstanding common stock at the close of business on May 10, 2001 (the "record date"), are entitled to notice of and to vote at the annual meeting. On the record date, there were 2,850,000 shares of common stock outstanding, each of which will be entitled to one vote on each matter to be acted upon or which may properly be brought before the annual meeting. Approval of the merger-acquisition of Capella
Group requires the affirmative vote of at least a majority of the votes cast for, against or abstention. Approval of amendment of our Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of our common stock. All other matters presented at the Annual Meeting require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting.

PROPOSAL ONE -- THE CAPELLA GROUP, INC. MERGER-ACQUISITION (PAGE 16)

         On March 23, 2001, we and our wholly-owned subsidiary, Precis-Capella Group Acquisition, Inc., entered into an Agreement and Plan of Merger with The Capella Group, Inc., a Texas corporation, and its seven shareholders. Under this agreement, subject to approval by our shareholders, we and Capella Group and its shareholders agreed as follows (see "Summary of the Agreement and Plan of Merger, page 26):

o Capella Group will merge with and into our subsidiary and become our wholly-owned subsidiary;

o At closing the shareholders of Capella Group will be paid $2,271,609 in immediately available funds, issued promissory notes in the aggregate sum of $1,000,000, and issued and delivered 2,775,000 shares of our common stock;

o We will issue to the shareholders of Capella Group one share of our common stock for each dollar of Capella Group's income before tax expense (increased by certain adjustments) during 2001, assuming the merger-acquisition was completed on January 1, 2001, in excess of $1,275,000 reduced by the lesser of (i) 25,000 shares of our common stock or (ii) one share of our common stock for each $4.00 of income before tax expense of Capella Group (as adjusted) (assuming the merger-acquisition was completed on January 1, 2001) in excess of $2,500,000;

o We will contribute to the Trust Under The Capella Group, Inc. IMR 2001 Bonus Plan on or before March 31, 2002, the lesser of (i) 25,000 shares of our common stock or (ii) one share of our common stock for each $4.00 of income before tax expense (as adjusted) of Capella Group (assuming the merger-acquisition was completed on January 1, 2001) in excess of $2,500,000;

o Until all of the shares of common stock have been delivered under the terms of the merger-acquisition (approximately until April 30, 2002),

         o Judith Henkels and her designee will serve as members of our board of directors, which will increase our board to nine members and

         o in the event of the resignation or death of Ms. Henkels or her designee, a person designated by Ms. Henkels (or her successor in interest in the event she is deceased) will be named as a director to fill the vacancy created by the resignation or death.

o Furthermore, as a condition of the merger agreement, Paul A. Kruger and Mark R. Kidd, the former shareholders of Foresight, Inc. have agreed to waive their rights to receive additional shares of our common stock based upon our consolidated net income before tax expense (as adjusted) for the years 2002 and 2003. In consideration for this waiver and agreement, at closing of the merger-acquisition of Capella Group, we will issue and deliver

         o 1,250,000 shares of our common stock to Messrs. Kruger and Kidd and

         o one share of our common stock for each $1.00 that our consolidated income before tax expense (as adjusted) for 2001 exceeds $1,750,000, assuming merger-acquisition of Capella Group was completed on January 1, 2001.

         ILLUSTRATIVE EXAMPLES. Our requirement to issue additional shares of our common stock to the shareholders of Capella Group and the former shareholders of Foresight is generally illustrated below. For purposes of these examples, we have assumed that our 2001 consolidated net income before tax expense (as adjusted), excluding Capella Group, will be $800,000.

o EXAMPLE I - Assume Capella Group's operations during 2001 result in net income before tax expense (as adjusted) of $1,275,000, the following will result:

         o We will not be required to issue any additional shares of common stock to the shareholders of Capella Group.

         o We will be required to issue an additional 325,000 shares to the former shareholders of Foresight. This will be determined by subtracting $1,750,000 from $2,075,000 (the Capella Group's $1,275,000 net income before income tax expense (as adjusted) plus our $800,000 consolidated net income before tax expense (as adjusted)) and multiplying the $325,000 difference by one, representing one share per dollar of the adjusted consolidated income before income tax expense.

         o        Following this issuance of these shares,

                  o the shareholders of Capella Group will have been issued 2,775,000 shares of our common stock at closing of the merger-acquisition,

                  o the former shareholders of Foresight will have been issued 2,075,000 shares of our common stock, 1,250,000 at closing of the merger-acquisition of Capella Group, 500,000 at the closing of the merger-acquisition of Foresight, and 325,000 shares as a result of our and Capella Group's combined operations for 2001, and

                  o there will be 7,200,000 shares of our common stock outstanding without giving effect to any possible exercise of outstanding warrants and stock options or conversion of our outstanding shares of preferred stock into common stock shares.

o EXAMPLE II - Assume that Capella Group's operations during 2001 result in net income before tax expense (as adjusted) of $1,775,000, the following will result:

         o We will be required to issue 500,000 additional shares of our common stock to the shareholders of Capella Group. This will be determined by subtracting $1,275,000 from $1,775,000 and multiplying the $500,000 difference by one, representing one share per dollar of the adjusted income before income tax expense.

         o We will be required to issue 825,000 additional shares of our common stock to the former shareholders of Foresight. This is be determined by subtracting $1,750,000 from $2,575,000 (the

                  Capella Group's $1,775,000 net income before income tax expense (as adjusted) plus our $800,000 consolidated net income before tax expense (as adjusted)) and multiplying the $825,000 difference by one, representing one share per dollar of the adjusted consolidated income before income tax expense.

         o        Following this issuance of these shares,

                  o the shareholders of Capella Group will have been issued 3,275,000 shares of our common stock, 2,775,000 at closing of the merger-acquisition and 500,000 shares as a result of Capella Group's operations for 2001,

                  o the former shareholders of Foresight will have been issued 2,575,000 shares of our common stock, 1,250,000 at closing of the merger-acquisition of Capella Group, 500,000 at the closing of the merger-acquisition of Foresight, and 825,000 shares as a result of our and Capella Group's combined operations for 2001, and

                  o there will be 8,200,000 shares of our common stock outstanding without giving effect to any possible exercise of outstanding warrants and stock options or conversion of our outstanding shares of preferred stock into common stock shares.

o EXAMPLE III - Assume that Capella Group's operations during 2001 result in net income before income tax expense (as adjusted) of $2,750,000, the following will result:

         o We will be required to issue to the shareholders of Capella Group,1,450,000 additional shares of our common stock. This will be determined by subtracting $1,275,000 from $2,750,000 and multiplying the $1,475,000 difference by one, representing one share per dollar of the adjusted consolidated income before income tax expense. The resulting 1,475,000 shares is then reduced by 25,000, which represents the lesser of (i) 25,000 shares of our common stock or (ii) 62,500 shares of our common stock representing one share for each $4.00 of combined consolidated income before tax expense of Capella Group (as adjusted) in excess of $2,500,000 (representing $2,750,000 of net income before taxes (as adjusted) less $2,500,000 and dividing the $250,000 difference by $4.00 results in 62,500).

         o We will be required to contribute 25,000 shares of our common stock to the Trust Under The Capella Group, Inc. IMR 2001 Bonus Plan. These 25,000 shares represent the lesser of (i) 25,000 shares of our common stock or (ii) 62,500 shares of our common stock representing one share for each $4.00 of combined consolidated income before tax expense (as adjusted) in excess of $2,500,000 (representing $2,750,000 of net income before taxes (as adjusted) less $2,500,000 and dividing the $250,000 difference by $4.00 results in 62,500).

         o We will be required to issue to the former shareholders of Foresight, 1,800,000 additional shares of our common stock. This will be determined by subtracting $1,750,000 from $3,550,000 and multiplying the $1,800,000 difference by one, representing one share per dollar of the adjusted consolidated income before income tax expense.

         o        Following this issuance of these shares,

                  o the shareholders of Capella Group will have been issued 4,225,000 shares of our common stock, 2,775,000 shares at closing of the merger-acquisition and 1,450,000 shares as a result of Capella Group's operations for 2001,

                  o the former shareholders of Foresight will have been issued 3,550,000 shares of our common stock, 1,250,000 shares at closing of the merger-acquisition of Capella Group, 500,000 shares at the closing of the merger-acquisition of Foresight, and 1,800,000 shares as a result of our and Capella Group's combined operations for 2001,

                  o we will have contributed 25,000 shares of our common stock to the Trust Under The Capella Group, Inc. IMR 2001 Bonus Plan, and

                  o there will be 10,150,000 shares of our common stock outstanding without giving effect to any possible exercise of outstanding warrants and stock options or conversion of our outstanding shares of preferred stock into common stock shares.

         Capella Group is a privately held company and there is no market for its shares of common stock, while our common stock is traded on The Nasdaq Stock Market under the symbol "PCIS." On March 23, 2001, the last trading day before we announced the merger-acquisition, our common stock closed at $2.25 per share. On May 8, 2001, the closing sale price of our common stock was $4.30.

PROPOSAL TWO -- AMENDED AND RESTATED 1999 STOCK OPTION PLAN (PAGE 30)

         On April 16, 2001, our board of directors adopted our amended and restated 1999 Stock Option. Under the amended and restated Plan, we have increased the number of shares of our common stock issuable upon exercise of stock options granted under the Plan from 145,000 to 700,000 shares. The purpose of the plan is to strengthen our ability to attract and retain well-qualified personnel, to furnish additional incentive to those persons responsible for our success, and thereby to enhance shareholder value.

PROPOSAL THREE -- NAME CHANGE AMENDMENT TO CERTIFICATE OF INCORPORATION (PAGE
33)

         We are proposing amendment of our Certificate of Incorporation, upon approval by the holders of a majority of our outstanding common stock, to change our name from "Precis Smart Card Systems, Inc." to "Precis, Inc." to reflect our reduced business dependency on our smart card technology.

PROPOSAL FOUR -- ELECTION OF DIRECTORS (PAGE 33)

         The election of four directors, each to hold office until the 2001 annual meeting of shareholders and until his successor is duly elected and qualified.

PROPOSAL FIVE -- RATIFICATION OF INDEPENDENT ACCOUNTANTS (PAGE 41)

         Ratification of Murrell Hall McIntosh & Co., PLLP as the independent accountants for 2001. Murrell Hall McIntosh & Co., PLLP has been our independent accountants since 1999.

         OUR BOARD OF DIRECTORS UNANIMOUSLY APPROVED AND RECOMMENDS TO YOU AND OUR OTHER SHAREHOLDERS APPROVAL OF EACH OF THE FOREGOING PROPOSALS.

                   THE CAPELLA GROUP, INC. MERGER-ACQUISITION

THE CAPELLA GROUP, INC. (PAGE 44)
2032 NORTH HIGHWAY 360
GRAND PRAIRIE, TEXAS 75050
(972) 522-2009

         The Capella Group, Inc. was formed in February 1997 for the purpose of offering savings on healthcare services throughout the United States to persons who are under-insured, a population encompassing over 120 million people. Capella Group offers these savings by accessing the same preferred provider organizations, known as PPO's, which are utilized by insurance companies providing healthcare coverage. These networks save an average of 10% to 80% on all types of medical related expenses, including those of doctors, hospitals, ancillary service providers, dentists, vision care centers, pharmacies, chiropractors, alternative care providers, mail order hearing aids, laser eye surgery, air ambulance and veterinarians.

         These programs also include a 24-hour nurse hotline and savings on legal services. The Precis Instacare emergency medical card has also recently been added to the programs. Program pricing ranges from $9.95 to $54.95 per month depending on the program elements selected.

         Capella Group's programs are sold primarily through a network marketing strategy under the name Care Entree. Capella Group also offers its programs through a number of companies under their names and private labels. The Care Entree programs are designed to benefit health care providers as well as the network members. Providers commonly give reduced or preferred rates to preferred provider organization networks in exchange for steerage of patients; however, the providers must still file claim forms and wait 30 to 60 days to be paid for their services. The Care Entree programs utilize these same preferred provider organization networks to obtain the same savings for its program members; however, the healthcare providers are paid immediately for their services and are not required to file claim forms. Capella Group provides transaction facilitation services to both the program member and the healthcare provider. As of March 31, 2001, Capella Group had approximately 83,028 people utilizing its programs.

PRECIS SMART CARD SYSTEMS, INC. (PAGE 60)
2500 SOUTH MCGEE DRIVE, SUITE 147
NORMAN, OKLAHOMA 73072
(405) 292-4900

         Through our subsidiary, Foresight, Inc., we primarily design and market membership and loyalty programs for rental-purchase companies, financial institutions, employer groups, retailers and association-based organizations. These programs are offered and sold as a value-added feature of a point-of-sale transaction (either rental or purchase) or by direct marketing through direct mail and other direct marketing distribution. Our membership programs primarily offer and provide products and services of third-party vendors. The products and services are bundled, enhanced, priced and marketed utilizing relationship marketing strategies to target the profiled needs of our client's particular customer base. These programs offer members an economic, efficient and expedient method of purchasing the products and services offered. As of March 31, 2001, we had approximately 115 client organizations offering various membership programs with approximately 580,000 members.

         The program products and services currently offered by us include various forms of

o insurance products, including accidental death and dismemberment, property and unemployment insurance,

o consumer discounts and benefits, including discounted fees for health services including savings on prescription drugs, dental services, vision products and services, credit card and valuables registration services, credit reporting and monitoring services, legal services and legal defense reimbursement, travel services, and Internet web portal,

o discount programs and services utilizing redeemable discount coupons, including offers for food, household services and entertainment options (amusement or theme park discounts), and

o automotive services including roadside assistance, discounted automotive services, theft reward, emergency travel and ambulance expense reimbursements.

         We have developed and marketed on a limited basis commercial software products using a technology commonly referred to as "smart cards." The smart card contains an embedded microchip that serves as an information storage device that performs limited computer functions. This smart card technology enables electronic commerce for point-of-sale transactions and can serve as an information storage device for personal healthcare and emergency medical treatment. Our smart card products may require enhancement or further development depending on the customer's proposed use of our products.

REASONS FOR THE MERGER-ACQUISITION (PAGE 18)

         Our Board of Directors believes the merger-acquisition will benefit you, our other shareholders and us for a number of reasons:

1. You and our other shareholders will own an interest in a larger and more diversified company having a significantly increased potential for growth in revenue and profitability. Although this will place you and our other shareholders at risk with regard to the aspects of Capella Group's business, the acquisition of Capella Group will provide other sources of revenues and profitability. Consequently, our success and profitability will be more diversified and less dependent upon the operations of Foresight and the market acceptance of our smart card technology.

2. We anticipate that we will obtain a significantly greater rate of return on our capital resources through the use of a portion of our available cash resources (including a portion of the remaining net proceeds of our initial public offering) and shares of common stock to acquire Capella Group and its operations.

3. Our smart card products and computer software applications are subject to rapid technological change and obsolescence and any developed market position in the smart card industry or other markets that we may enter could be eroded rapidly by product advancements. We believe that Capella Group's business and products, combined with the business and products of Foresight, will add further product diversification, as well as revenue source diversification as mentioned above, consequently further reducing the risk of technology obsolescence associated with our smart card technology.

4. Because more than 70% of our revenues and, consequently, profitability are currently attributable to one client, the loss of which would have a material adverse effect upon the results of our operations, we anticipate that Capella Group's operations will provide a revenue base less concentrated in a single or small group of clients or customers. We believe the combining of our and Capella Group's operations will diminish the impact or consequences of the loss in the event we should lose our principal client.

Our expected or anticipated effects of the merger-acquisition, of course, are forward-looking and there is no assurance that they will be realized. You should review the "Risk Factors" section of this Proxy Statement and familiarize yourself with Capella Group by reading the information provided elsewhere in this Proxy Statement before making your decision to approve the Agreement and Plan of Merger.

CONDITIONS THAT MUST BE SATISFIED TO COMPLETE THE MERGER-ACQUISITION (PAGE 28)

         Completion of the merger-acquisition depends on a number of conditions being met. These conditions are contained in the Agreement and Plan of Merger. Some of these conditions are the following:

1.       our shareholders must approve the Agreement and Plan of Merger;

2. there must be no governmental order blocking completion of the merger-acquisition and no governmental proceeding threatening to block the merger-acquisition; and

3. the Nasdaq SmallCap Market must approve for listing our common stock shares that will be issued in the merger-acquisition.

Unless prohibited by law, we or Capella Group may waive any condition to the merger-acquisition (other than our shareholders' approval) that has not been satisfied and complete the merger-acquisition anyway. We cannot be certain whether or when any of these conditions will be satisfied or waived if possible. We cannot be certain that we will complete the merger-acquisition.

TERMINATION OF THE MERGER-ACQUISITION (PAGE 29)

         We and Capella Group may agree to terminate the Agreement and Plan of Merger, even if previously approved by our shareholders. Furthermore, we or Capella Group may terminate at any time prior to the effective time for a number of reasons, including:

1.       if the merger-acquisition is not completed by September 30, 2001; or

2. if there is a non-appealable final order, decree or ruling or other action having the effect of permanently restraining, enjoining or otherwise prohibiting the merger-acquisition; or

3. if we on the one hand or Capella Group on the other hand materially violates any of our or Capella Group's (as the case may be) representations, warranties or obligations under the Agreement and Plan of Merger.

We or Capella Group cannot seek to terminate the Agreement and Plan of Merger if we or Capella Group, as the case may be, caused the reason for termination or material breach. In the event the merger-acquisition is not completed, we will bear our costs and expenses as well as all fees, costs and expenses of preparation and filing of this Proxy Statement, while Capella Group will bear its costs and expenses.

FEDERAL INCOME TAX CONSEQUENCES (PAGE 24)

         We expect that you, our other shareholders and us will not recognize any gain or loss for U.S. federal income tax purposes in connection with the merger-acquisition. We will receive an opinion of our legal counsel that this is the case. However, this opinion will not be binding on the Internal Revenue Service, which could take a different view.

ACCOUNTING TREATMENT (PAGE 23)

         For accounting purposes, we will be considered to have purchased Capella Group. On a pro forma basis, the purchase price of Capella Group will be $12,706,609, of which $12,107,351 will be recorded as goodwill (an intangible asset). This goodwill will be amortized over 15 years and will be attributable to Capella Group's distributor contracts, member list, product development and marketing representative network. Any additional shares of our common stock issued and delivered in connection with and subsequent to the merger-acquisition of Capella Group (including those issued to the shareholders of Capella Group and the former shareholders of Foresight) will be recorded as additional goodwill. These additional shares, if any, will increase the purchase price of Capella Group or Foresight and will be recorded as additional goodwill based upon the market value of the shares on the date of issuance. This additional goodwill will be amortized over the remainder of the 15-year period.

LACK OF OPINION OF FINANCIAL ADVISOR (PAGE 22)

         In merger-acquisition transactions, the respective companies in some circumstances obtain opinions of investment banking or financial adviser firms. These opinions relate to the fairness to the respective shareholders of the consideration to be received in the merger-acquisition from a financial point of view. We have not obtained and will not seek an opinion from an investment banking or financial adviser firm regarding the fairness of our merger-acquisition of Capella Group. However, without reliance on an independent third-party fairness opinion, our Board of Directors concluded that the consideration to be paid by us to the Capella Group shareholders in the merger-acquisition is fair from a financial point of view to you and our other shareholders.

SHAREHOLDERS DO NOT HAVE APPRAISAL RIGHTS (PAGE 23)

         Although we are seeking approval of the merger-acquisition of Capella Group, this approval is not required under the Oklahoma General Corporation Act. Accordingly, you and our other shareholders will not have any rights of appraisal under the Oklahoma General Corporation Act.

MANAGEMENT CHANGES AFTER THE MERGER-ACQUISITION (PAGE 23)

         Upon completion of the merger-acquisition, the number of directors serving on our Board of Directors will be limited to nine and Judith H. Henkels and her designee will become members of our Board of Directors.

INTERESTS OF OUR EXECUTIVE OFFICERS AND DIRECTORS IN THE MERGER-ACQUISITION (PAGE 23)

         Paul A. Kruger (our Chief Executive Officer and Chairman) and Mark
R. Kidd (our Chief Financial Officer, Controller, Secretary and Director) are the former shareholders of Foresight. Messrs. Kruger and Kidd have an interest in the merger-acquisition of Capella Group that is different from your and our other shareholders' interests. At closing of the merger-acquisition of Capella Group, Messrs. Kruger and Kidd will be entitled to receive 1,250,000 shares of our common stock and the additional shares of common stock that may be issued in connection with the Foresight merger-acquisition. For purposes of determining the additional shares of our common stock required to be issued in connection with the Foresight merger-acquisition, our and Capella Group's results of operations for 2001 are combined to determine the consolidated net income before tax expense increased by

o the amount of amortization, including goodwill, during 2001 attributable to the merger-acquisition of Foresight and

o any compensation expense recorded as a result of the issuance and delivery of our common stock to The Capella Group, Inc. IMR 2001 Bonus Plan or its beneficiaries pursuant to Agreement and Plan of Merger.

         In addition, each of Larry E. Howell and John Simonelli, both serving as our Directors, will be entitled to a fee pursuant to their consulting agreements with us. Upon completion of the Capella Group merger-acquisition, each of Messrs. Howell and Simonelli will become entitled to a fee based upon the value of the merger consideration delivered to Capella Group shareholders. On a pro forma basis, we anticipate that each of these fees will be $113,533, without considering the value of the additional shares of our common stock that may be delivered to the shareholders of Capella Group based upon Capella Group's adjusted 2001 net income before tax expense.

OUR RECOMMENDATION (PAGE 22)

         Our Board of Directors believes the merger-acquisition of Capella Group is fair to you and in your best interest. Our Board unanimously recommends that you vote "FOR" approval of the agreement and plan of merger.

VOTE REQUIRED (PAGE 25)

         To approve the merger-acquisition of Capella Group, a majority of the our common stock shares cast for, against or abstaining must vote to approve the agreement and plan of merger. Together Paul A. Kruger, Mark R. Kidd, John Simonelli, Larry E. Howell, Kent H. Webb and Michael R. Morrisett hold of record 32.5% of our outstanding common stock and signed an agreement committing to vote "FOR" approval of the merger-acquisition of Capella Group. Each has delivered his proxy to the board of directors of Capella Group, authorizing the voting of his shares of our common stock held of record "FOR" approval of the agreement and plan of merger.

                   SUMMARY HISTORICAL AND UNAUDITED PRO FORMA
                    COMBINED CONDENSED FINANCIAL INFORMATION

THE CAPELLA GROUP, INC. SELECTED HISTORICAL FINANCIAL INFORMATION

         The following table presents selected historical financial data of Capella Group. The financial data presented below as of December 31, 2000 and 1999 and for each of the years ended on these dates are audited and have been derived from the financial statements of Capella Group which are contained in this Proxy Statement. The financial data as of March 31, 2001 and 2000 and for the three months ended on these dates are unaudited and derived from the financial statements of Capella Group which are contained in this Proxy Statement. You should read this information together with Capella Group's financial statements and their notes and with Capella Group's "Management's Discussion and Analysis of Financial Condition and Results of Operations" which are presented later in this Proxy Statement.

                                                          FOR THE YEAR ENDED         FOR THE THREE MONTHS ENDED
                                                              DECEMBER 31,                    MARCH 31,
                                                      ---------------------------   -----------------------------
                                                          2000            1999           2001            2000
                                                      ------------   ------------   -------------   -------------
STATEMENT OF OPERATIONS DATA:
Product and service revenues.....................     $  5,615,687    $ 1,667,775    $  2,949,838    $    794,185
                                                      ------------   ------------   -------------   -------------
Expenses:
    Product and service costs....................        1,542,629        532,305         700,564         201,227
    Sales and marketing costs....................        2,318,658        688,351       1,210,964         304,463
                                                      ------------   ------------   -------------   -------------
        Gross margin.............................        1,754,400        447,119       1,038,310         288,495
                                                      ------------   ------------   -------------   -------------
General and administrative.......................        1,324,335        429,009         508,000         176,836
                                                      ------------   ------------   -------------   -------------
Operating income.................................          430,065         18,110         530,310         111,659
Other expense
Interest expense.................................           22,079          1,328          19,095             155
                                                      ------------   ------------   -------------   -------------
Income before income taxes.......................          407,986         16,782         511,215         111,504
Provision for income taxes - current.............          128,983          3,586         183,565          28,049
                                                      ------------   ------------   -------------   -------------
Net income.......................................     $    279,003    $    13,196    $    327,650    $     83,455
                                                      ============   ============   =============   =============
Earnings per share:
    Weighted average number of common
        shares outstanding.......................        1,990,800      1,990,800       1,990,800       2,000,000
                                                      ============   ============   =============   =============
    Net income per share.........................     $       0.14    $      0.01    $       0.16    $       0.04
                                                      ============   ============   =============   =============
    Pro forma net income per share (unaudited)...     $       0.10    $      0.01    $       0.12    $       0.03
                                                      ============   ============   =============   =============

OPERATING DATA (END OF PERIOD):
Number of active marketing representatives
(representatives whose downline sold one
membership during the last calendar quarter
and at least one personal member during the
last year).......................................            4,849          2,213           7,169           2,536
Number of cover lives............................           58,653         16,083          83,028          22,626

                                                                             DECEMBER 31,             MARCH 31,
                                                                     ----------------------------   --------------
                                                                         2000            1999            2001
                                                                     -------------    -----------   --------------
BALANCE SHEET DATA:
Current assets.....................................................   $    573,839   $    165,991     $  1,378,777
Working capital (deficit)..........................................         56,515        (35,099)         337,712
Total assets.......................................................      1,276,515        193,704        2,087,002
Current liabilities................................................        517,324        201,090        1,041,065
Capital leases, net of current portion.............................        487,582             --          446,679
Stockholders' equity (deficit).....................................        271,609         (7,386)         599,258

PRECIS SMART CARD SYSTEMS, INC. SELECTED HISTORICAL FINANCIAL INFORMATION

         The following table presents our selected historical financial data. The financial data presented below as of December 31, 2000 and 1999 and for the years ended on these dates are audited and have been derived from our financial statements which are contained in this Proxy Statement. The financial data as of March 31, 2001 and 2000 and for the three months ended on these dates are unaudited and derived from our financial statements which are contained in this proxy statement. You should read this information together with our financial statements and their notes and with our "Management's Discussion and Analysis of Financial Condition and Results of Operations" which are presented later in this Proxy Statement.

                                                            FOR THE YEAR ENDED         FOR THE THREE MONTHS ENDED
                                                               DECEMBER 31,                     MARCH 31,
                                                        ---------------------------   -----------------------------
                                                            2000           1999           2001            2000
                                                        -------------   -----------   -------------    -----------
Statement of Operations Data:
Product and service revenues......................       $    595,182   $    63,060    $  2,354,159    $        --
                                                        -------------   -----------   -------------    -----------
Operating expenses--
    Cost of operations............................            386,222            --       1,605,957             --
    Product deployment and
        research and development..................             44,392       230,828              --         45,235
    Sales and marketing...........................            295,942       163,712         287,348         45,092
    General and administrative....................            531,058       382,764         322,264        168,495
                                                        -------------   -----------   -------------    -----------
            Total operating expenses..............          1,257,614       777,304       2,215,569        258,822
                                                        -------------   -----------   -------------    -----------
            Operating income (loss)...............           (662,432)     (714,244)        138,590       (258,822)
                                                        -------------   -----------   -------------    -----------
Other expense (income)--
    Interest income and expense, net..............           (201,252)       79,261         (62,222)       (18,079)
    Amortization of goodwill......................             15,214            --          44,954             --
                                                        -------------   -----------   -------------    -----------
        Total other expense (income)..............           (186,038)       79,261         (17,268)       (18,079)
                                                        -------------   -----------   -------------    -----------
Income (loss) before income taxes.................           (476,394)     (793,505)        155,858       (240,743)
Provision for income taxes........................                 --            --          26,515             --
                                                        -------------   -----------   -------------    -----------
Net income (loss).................................           (476,394)     (793,505)        129,343       (240,743)
Preferred stock dividends.........................             16,000            --          60,000             --
                                                        -------------   -----------   -------------    -----------
Net income (loss) applicable to
    common stockholders...........................       $   (492,394)  $  (793,505)   $     69,343    $  (240,743)
                                                        =============   ===========   =============    ===========
        Earnings per share:
                Basic.............................       $      (0.21)  $     (0.66)   $       0.02    $     (0.12)
                                                        =============   ===========   =============    ===========
                Diluted...........................       $      (0.21)  $     (0.66)   $       0.02    $     (0.12)
                                                        =============   ===========   =============    ===========
    Weighted average number of common shares outstanding:
                Basic.............................          2,296,000     1,200,000       2,850,000      1,967,000
                                                        =============   ===========   =============    ===========
                Diluted...........................          2,296,000     1,200,000       2,898,125      1,967,000
                                                        =============   ===========   =============    ===========

                                                                             DECEMBER 31,
                                                                     ----------------------------      MARCH 31,
                                                                         2000            1999            2001
                                                                     ------------    ------------    -------------
BALANCE SHEET DATA:
Current assets....................................................   $  5,221,581    $     21,538     $  5,332,060
Working capital (deficit).........................................      3,961,068      (1,198,107)       4,092,376
Total assets......................................................      8,150,025         168,966        8,230,387
Current liabilities...............................................      1,250,513       1,219,645        1,239,684
Stockholders' equity (deficit)....................................      6,875,631      (1,050,679)       6,944,974

SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

         The following table presents our selected pro forma combined financial information assuming that the merger-acquisition of both Capella Group and Foresight (which was completed on December 7, 2000) occurred on the date of the balance sheet and at the beginning of each period for which results of operations are presented. The information presented below is derived from, and should be read in conjunction with, our financial statements and the financial statements of Capella Group and Foresight, our unaudited pro forma combined financial information and other information related to us, Foresight and Capella Group, all presented later in this Proxy Statement. The pro forma information is presented for illustrative purposes only, is not necessarily indicative of the results of operations or financial position that would have been achieved if the transactions included in the pro forma adjustments had been consummated in accordance with the assumptions set forth in the notes to our unaudited pro forma combined financial statements, and is not necessarily indicative of our future operating results or financial position.

                                                                                     PRO FORMA COMBINED
                                                                           --------------------------------------
                                                                                                   THREE MONTHS
                                                                               YEAR ENDED             ENDED
                                                                            DECEMBER 31, 2000     MARCH 31, 2001
                                                                           -------------------   ----------------
STATEMENT OF OPERATIONS DATA:
Product and service revenues.............................................        $  12,769,288      $   5,303,997
                                                                                --------------     --------------
Operating expenses:
     Cost of operations..................................................            5,965,302          2,306,521
     Product deployment and research and development.....................               44,392                 --
     Sales and marketing.................................................            3,474,457          1,498,312
     General and administrative..........................................            3,146,972            830,264
                                                                                --------------     --------------
         Total operating expenses........................................           12,631,123          4,635,097
                                                                                --------------     --------------
Operating income (loss)..................................................              138,165            668,900
                                                                                --------------     --------------
Other expense (income):
     Interest (income) and expense, net .................................             (195,141)           (43,127)
     Amortization of goodwill............................................            1,273,058            317,576
                                                                                --------------     --------------
         Total other expense (income)....................................            1,077,917            274,449
                                                                                --------------     --------------
Income (loss) before income taxes........................................             (939,752)           394,451
Provision for income taxes...............................................                   --            117,389
                                                                                --------------     --------------
Net income (loss)........................................................             (939,752)           277,062
Preferred stock dividend.................................................              240,000             60,000
                                                                                --------------     --------------
Net income (loss) applicable to common stockholders......................        $  (1,179,752)     $     217,062
                                                                                ==============     ==============
Net income (loss) per common share.......................................        $       (0.19)     $        0.03
                                                                                ==============     ==============
Weighted average number of common shares outstanding.....................            6,321,000          6,875,000
                                                                                ==============     ==============

                                                                                                      MARCH 31,
                                                                                                        2001
                                                                                                   ---------------
BALANCE SHEET DATA:
Current assets...................................................................................   $    4,439,228
Working capital..................................................................................        1,158,479
Total assets.....................................................................................       24,403,131
Current liabilities..............................................................................        3,280,749
Long-term liabilities, net of current portion....................................................          492,408
Stockholders' equity.............................................................................       20,629,974

UNAUDITED COMPARATIVE PER SHARE INFORMATION

         The following table presents our and Capella Group's comparative earnings (loss) per share and shareholders' equity (deficit) per share on a historical basis and on a pro forma basis giving effect to our merger-acquisition of Capella Group. The historical information is derived from our and Capella Group's historical financial statements presented later in this proxy statement. The unaudited pro forma information assumes that both Capella Group and Foresight were merged with us throughout the periods presented.

                                                                                     FOR THE        FOR THE THREE
                                                                                   YEAR ENDED        MONTHS ENDED
                                                                                   DECEMBER 31,       MARCH 31,
                                                                                      2000               2001
                                                                                 ---------------   ----------------
EARNINGS (LOSS) PER COMMON SHARE FROM OPERATIONS -- Precis Smart Card Systems,
     Inc.:
          Historical.............................................................    $ (0.21)           $ 0.02
          Pro forma combined for the merger-acquisition(1).......................    $ (0.19)           $ 0.03
     The Capella Group, Inc.:
          Historical.............................................................    $  0.14            $ 0.16
          Pro forma equivalent for the merger-acquisition of Capella Group(2)....    $  0.10            $ 0.12
DIVIDENDS PER COMMON SHARE --
     Precis Smart Card Systems, Inc..............................................         --                --
     The Capella Group, Inc......................................................         --                --
STOCKHOLDERS' EQUITY PER OUTSTANDING COMMON SHARE (END OF PERIOD) --
     Precis Smart Card Systems, Inc.:
          Historical.............................................................    $  2.41            $ 2.44
          Pro forma combined for the merger-acquisition(1).......................        N/A            $ 3.00
     The Capella Group, Inc.:
          Historical.............................................................    $  0.14            $ 0.30
          Pro forma equivalent for the merger-acquisition(2).....................        N/A            $ 0.12
NET  TANGIBLE BOOK VALUE (DEFICIT) PER COMMON SHARE (END OF PERIOD)(3) --
     Precis Smart Card Systems, Inc.:
          Historical.............................................................    $  0.76            $ 0.80
          Pro forma combined for the merger-acquisition(1).......................        N/A            $(0.12)
     The Capella Group, Inc.:
          Historical.............................................................    $  0.14            $ 0.30
          Pro forma equivalent for the merger-acquisition(2).....................        N/A            $ 0.22
PRO FORMA COMBINED FOR THE MERGER-ACQUISITION DILUTION OR ACCRETION--
     Stockholders' equity (end of period) accretion per common share............         N/A            $ 0.56
     Net tangible book value (end of period) dilution per common share(3)........        N/A            $(0.92)

------------------------
(1) The unaudited comparative per share information is presented for informational purposes only and does not give effect to any synergies that may occur due to the combining of our and Capella Group's operations. We expect to incur legal, accounting, proxy printing and distribution expenses of approximately $45,000 in connection with the merger-acquisition. These charges are not reflected in the unaudited pro forma combined balance sheet or statements of operations.
(2) The Capella Group per share pro forma equivalent for the merger-acquisition is calculated by multiplying our pro forma combined for the merger-acquisition share amount by the share exchange ratio (each common of Capella Group being equivalent to 2.775 shares of our common stock).
(3) The net tangible book value per share for the pro forma combined presentation is based upon the number of shares of common stock outstanding at the end of the period, adjusted to include the shares of common stock issued pursuant to the merger-acquisition at closing. Net tangible book value per share represents the amount of our tangible net worth (total tangible assets less total liabilities) divided by the total number of shares of common stock outstanding at the end of the period.

                                  RISK FACTORS

         In addition to the other information in this Proxy Statement, you should carefully consider the risk factors discussed below in evaluating the merger-acquisition of The Capella Group, Inc. Many of the factors discussed below are not within Capella Group's or our control. We provide no assurance that, following completion of the merger-acquisition, one or more of these factors will not adversely affect the market price of our common stock, our future operations, and our business, financial condition, or results of operations. The occurrence of these factors following completion of the merger-acquisition of Capella Group may ultimately require significant reduction or discontinuance of our operations, require us to seek a merger partner or require us to sell additional stock on terms that are highly dilutive to our shareholders.

WE ARE PROVIDING SOME FORWARD LOOKING INFORMATION

         We have included some forward-looking statements in this section and other places in this Proxy Statement regarding our expectations after completion of the merger-acquisition. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, levels of activity, performance or achievements, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking terminology including "believes," "expects," "may," "will," "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategies that involve risks and uncertainties. You should read statements that contain these words carefully because they:

o        discuss our future expectations;

o contain projections of our future operating results or of our future financial condition; or

o        state other "forward-looking" information.

         We believe it is important to communicate our expectations to you, but events may occur in the future over which we have no control and which we are not accurately able to predict.

WE MAY FIND IT DIFFICULT TO INTEGRATE CAPELLA GROUP'S BUSINESS AND OPERATIONS WITH OUR BUSINESS AND OPERATIONS

         Although we believe that Capella Group's healthcare cost management business will complement and fit well with our business and the need for marketing of our smart card technology and products, Capella Group's business is new to us. Our unfamiliarity with this business may make it more difficult to integrate Capella Group's operations with ours. We will not achieve the anticipated benefits of the merger-acquisition unless we successfully integrate the operations of Capella Group. There can be no assurance that this will occur.

CAPELLA GROUP'S REVENUES ARE DEPENDENT ON ITS INDEPENDENT DISTRIBUTORS, WHOSE REDUCED SALES EFFORTS OR TERMINATION AS DISTRIBUTORS MAY RESULT IN SIGNIFICANT LOSS OF REVENUES.

         Capella Group's success and growth depend in large part upon its ability to attract, retain, and motivate the network of independent marketing representatives who principally market Capella Group's products and services. Capella Group's independent marketing representatives typically offer and sell Capella Group's products and services on a part-time basis and may engage in other business activities. These marketing representatives may give higher priority to other products or services, reducing their efforts devoted to marketing Capella Group's products and services. Also, Capella Group's ability to attract and retain marketing representatives could be negatively affected by adverse publicity relating to Capella Group, its products and services or its operations. Under Capella Group's network marketing system, the distributor downline organizations are headed by a relatively small number of key distributors who are responsible for a significant percentage of total revenues.

         The loss of a significant number of distributors, including any key distributors, for any reason, could adversely affect Capella Group's revenues and operating results, and could impair its ability to attract new distributors.

DEVELOPMENT AND MAINTENANCE OF COMMERCIAL RELATIONSHIPS WITH PREFERRED PROVIDER ORGANIZATIONS ARE CRITICAL

         As part of Capella Group's business operations, it must develop relationships with preferred provider organizations within each market area that Capella Group offers its healthcare products and services. Development and maintenance of these relationships with healthcare providers within a preferred provider organization is in part based on professional relationships and the reputation of Capella Group's management and marketing personnel. Because each member that receives healthcare services is self-insured for payment for the healthcare services, failure to pay or late payment by members may negatively affect the Capella Group's relationship with the preferred provider organizations. Consequently, preferred provider organization relationships may be adversely affected by events beyond Capella Group's control, including departures of key personnel and alterations in professional relationships and failures to pay for services received. The loss of a preferred provider organization within a geographic market area may not be replaced on a timely basis, if at all.

         The loss of a preferred provider organization for any reason could have a material adverse effect on Capella Group's (as well as ours following completion of the merger-acquisition) business, financial condition, and results of operations.

CAPELLA GROUP FACES COMPETITION FOR SALES REPRESENTATIVES AS WELL AS IN THE HEALTHCARE PRODUCTS AND SERVICES OFFERED

         Although the medical savings membership industry is in its early stages of development, competition for members is becoming more intense. Capella Group offers membership programs that provide products and service similar to or directly in competition with products and services offered by its network marketing competitors as well as the providers of such products and services through other channels of distribution. Although not permitted under the current agreements with Capella Group's marketing representatives and private label clients, in the future some of Capella Group's clients may provide, either directly or through third parties, programs that directly compete with Capella Group's programs. Furthermore, marketing representatives have a variety of products that they can choose to market, whether competing with Capella Group in the healthcare market or not. Capella Group's business operations compete in two channels of competition. First, Capella Group competes based upon the healthcare products and services offered. These competitors include companies that offer healthcare products and services through membership programs much like those offered by Capella Group, as well as large retailers, financial institutions, insurance companies, preferred provider organization networks and other organizations which offer benefit programs to their customers. Second, Capella Group competes with all types of network marketing companies throughout the U.S. for new representatives. Many of Capella Group's competitors have substantially larger customer bases and greater financial and other resources.

         We and Capella Group can not provide any assurance that Capella Group's competitors will not provide healthcare benefit programs comparable or superior to those programs offered by Capella Group at lower membership prices or adapt more quickly to evolving healthcare industry trends or changing industry requirements. Increased competition may result in price reductions, reduced gross margins, and loss of market share, any of which could materially adversely affect the business, financial condition and results of operations of Capella Group (as well as our following completion of the merger-acquisition). There can be no assurance that Capella Group (and following completion of the merger-acquisition that we) will be able to compete effectively against current and future competitors.

CAPELLA GROUP MAY BECOME SUBJECT TO GOVERNMENT REGULATION AS A HEALTHCARE PROVIDER MUCH LIKE AN INSURANCE COMPANY

         The membership and healthcare benefits offered by Capella Group are sold without license by any federal, state, or local regulatory licensing agency or commission. In comparison, companies that provide insurance benefits and operate healthcare management organizations and preferred provider organizations are regulated by state licensing agencies and commissions. These regulations extensively cover operations, including scope of benefits, rate formula, delivery systems, utilization review procedures, quality assurance, enrollment requirements, claim payments, marketing and advertising. In the future state insurance regulatory agencies and commissions may determine that Capella Group's operations are subject to governmental regulation, which may adversely affect or limit Capella Group's (and following completion of the merger-acquisition our) future operations.

THE FAILURE OF CAPELLA GROUP'S NETWORK MARKETING ORGANIZATION TO COMPLY WITH FEDERAL AND STATE REGULATION COULD RESULT IN ENFORCEMENT ACTION AND IMPOSITION OF PENALTIES, MODIFICATION OF ITS NETWORK MARKETING SYSTEM, AND NEGATIVE PUBLICITY.

         Capella Group's independent marketing representative network organization is subject to federal and state laws and regulations administered by the Federal Trade Commission and various state agencies. These laws and regulations include securities, franchise investment, business opportunity, and criminal laws prohibiting the use of "pyramid" or "endless chain" types of selling organizations. These regulations are generally directed at ensuring that product and service sales are ultimately made to consumers (as opposed to other distributors) and that advancement within the network marketing system is based on sales of products and services, rather than investment in the company or other non-retail sales related criteria.

         The compensation structure of a network marketing organization is very complex. Compliance with all of the applicable regulations and laws is uncertain because of

o        the evolving interpretations of existing laws and regulations and

o the enactment of new laws and regulations pertaining in general to network marketing organizations and product and service distribution.

         Accordingly, there is the risk that Capella Group's network marketing system could be found to be in noncompliance with applicable laws and regulations, which could then

o        result in enforcement action and imposition of penalties

o        require modification of the marketing representative network system,

o        result in negative publicity, or

o        have a negative effect on distributor morale and loyalty.

Any of these consequences could have a material adverse effect on Capella Group's (and following completion of the merger-acquisition our) sales and our financial condition.

THE LEGALITY OF CAPELLA GROUP'S MARKETING REPRESENTATIVE NETWORK PROGRAM IS SUBJECT TO CHALLENGE BY THE MARKETING REPRESENTATIVES, WHICH COULD RESULT IN SIGNIFICANT DEFENSE COSTS, SETTLEMENT PAYMENTS OR JUDGMENTS, AND COULD HAVE A MATERIAL ADVERSE EFFECT ON CAPELLA GROUP'S SALES AND FINANCIAL CONDITION.

         Capella Group's marketing representative network is subject to legality challenge by Capella Group's representatives, both individually and as a class. Generally, such challenges would be based on claims that the network program was operated as an illegal "pyramid scheme" in violation of federal securities laws, state unfair practice and fraud laws and the Racketeer Influenced and Corrupt Organizations Act. Proceedings resulting from these claims could result in significant defense costs, settlement payments, or judgments, and could have a material adverse effect on Capella Group (and following completion of the merger-acquisition us).

                                  PROPOSAL ONE

                THE MERGER-ACQUISITION OF THE CAPELLA GROUP, INC.

BACKGROUND OF THE MERGER-ACQUISITION

         In November 2000, Larry E. Howell, our Director and former Chief Executive Officer, and John Simonelli, our Director and consultant, contacted Judith H. Henkels, President of The Capella Group, Inc., to utilize our smart card products and services in connection with Capella Group's Care Entree healthcare membership program. Commencing in early December 2000, Messrs. Simonelli and Howell and Ms. Henkels met to discuss and negotiate terms of the merger-acquisition of Capella Group. In mid-December 2000, we delivered the initial draft of the agreement and plan of merger setting forth the proposed terms of the merger-acquisition. Just before Christmas 2000, Ms. Henkels decided to terminate further negotiations on the basis that the offered merger consideration of the acquisition was not sufficient. At that time we were offering at closing 1,000,000 shares of our common stock, $1,000,000 in cash and shares of our preferred stock convertible into 375,000 shares of common stock to the shareholders, and agreement to issue one share of our common stock for each dollar ($1) that Capella Group's income before income tax expense of Capella Group for each of the years 2001 through 2003, less the number of these shares of common stock issued previously based upon the net income before tax expense. As a result, our discussions and negotiations with Capella Group terminated without any agreement being reached. However, we continued to have contact with Capella Group and Ms. Henkels associated with the use of our smart card products and services by Capella Group.

         In early January 2001, Messrs. Simonelli and Howell as well as our Chief Executive Officer, Paul A. Kruger and our Chief Financial Officer, Mark
R. Kidd, resumed discussions and negotiations with Ms. Henkels. During the second week of January the agreement and plan of merger was delivered to Ms. Henkels. Under the terms of the agreement and plan of merger, we and Capella Group were obligated to deliver audited financial statements to each other. Our and Capella Group's audited financial statements were completed in mid March 2001. Another condition of the agreement is that Paul A. Kruger and Mark R. Kidd, the former shareholders of Foresight, Inc. agree to modify the agreement and plan of merger, pursuant to which we acquired Foresight, to waive their rights to receive additional shares of our common stock based upon our adjusted consolidated net income before tax expense (which would include the income and operations of Capella Group) for 2002 and 2003. During the third week of March 2001, Messrs. Kruger and Kidd agreed to waive these rights on terms and conditions that both we and Capella Group agreed were fair. Based upon Capella Group's anticipated net income before tax expense for 2001, it was concluded that Messrs. Kruger and Kidd would be entitled to receive 1,250,000 additional shares of our common stock. Our Board concluded that the issuance of the additional 1,250,000 shares of common stock at closing of the Capella merger-acquisition would simply be an acceleration of the rights to receive the additional shares. Furthermore, without waiver of their rights to receive additional shares of our common stock for 2002 and 2003, it was anticipated by us and Capella Group that Messrs. Kruger and Kidd would be entitled to receive a substantially greater number of shares, resulting in significant dilution to our shareholders interests, including the Capella Group shareholders interests following completion of the merger-acquisition of Capella Group. Accordingly, the proposed form of the third amendment to the agreement and plan of merger was approved by us, Capella Group, and Messrs. Kruger and Kidd on March 22, 2001.

         Other than Capella Group utilizing our smart card products, there is no relationship between Capella Group and its officers and directors and us and our officers and directors. However, the former shareholders of Foresight, Messrs. Kruger and Kidd, are our executive officers and directors. Mr. Kruger is our Chief Executive Officer and Chairman. Mr. Kidd is our Chief Financial Officer, Secretary and Treasurer and one of our Directors. Each of Messrs. Kruger and Kidd participated in the negotiations of the terms of the agreement and plan of merger with Capella Group and its shareholders. Also, Messrs. Kruger and Kidd participated in our Board's consideration of the terms of the merger-acquisition of Capella Group.

         On March 22, 2001, our Board of Directors unanimously approved the Agreement and Plan of Merger as well as the Third Amendment to the Agreement and Plan of Merger to be executed upon closing of the merger-acquisition of Capella Group. The Agreement and Plan of Merger providing for the merger-acquisition of Capella Group was executed on March 23, 2001.

         The terms of the merger-acquisition of Capella Group, including the purchase price or merger consideration, were negotiated between our Messrs. Simonelli, Howell, Kruger and Kidd on our behalf and Judith H. Henkels and the other shareholders of Capella Group. The purchase price was determined based on the current and anticipated earnings of Capella Group and the potential efficiencies to be gained from the merger. The formula for issuance of contingent shares of our common stock was developed to provide additional merger consideration for the shareholders of Capella Group based upon the anticipated growth of Capella Group's business and results of operations. The issuance of additional shares was made contingent upon future earnings to ensure increased shareholder value is obtained for issuance of these additional shares. We did not negotiate any alternative structures for the merger-acquisition of Capella Group.

         The valuation attributed to Capella Group by our Board of Directors was comprised of two components: one component which was related to the revenue and operating income of Capella Group and one component was related to the operational infrastructure and personnel force in place at Capella Group. With respect to the revenue and operating income of Capella Group, the Board of Directors developed a consideration formula based upon the anticipated pre-tax income of Capella Group for 2001. Under this formula, we will issue and deliver one share of common stock for each dollar ($1) of pre-tax net income of Capella Group for 2001. We believe this will effectively result in us paying a multiple on pre-tax earnings equivalent to the price of our stock on the closing date of the merger-acquisition of Capella Group. The value attributable to the operational infrastructure and personnel force of Capella Group was given a value of $3,271,609 which is equal to the $2,271,609 to be paid at closing and the $1,000,000 promissory note to be issued at closing of the merger-acquisition. Absent the merger, we would have to incur significant operational losses to develop the operational infrastructure and personnel force that Capella Group has in place. The value of Capella Group was determined based on the positive cash flow and operating income that Capella Group will provide; this operating income contribution will be reduced by the amortization of the goodwill attributable to the merger which will diminish the actual earnings per share of shareholders. Our Board of Directors unanimously concluded that the consideration for this proposed merger-acquisition was fair from a financial point of view to our shareholders based on the following points:

o Immediately following closing of the merger-acquisition, the Capella Group shareholders will hold approximately 40.3%, the former shareholders of Foresight will hold approximately 23.8%, and our other shareholders will hold approximately 35.9% of our outstanding common stock. The Capella Group shareholders will also receive at closing $2,271,609 and the $1,000,000 promissory note. We will also be obligated to issue and deliver one additional share of our common stock for each dollar ($1) that Capella Group's adjusted income before income tax expense for 2001 in excess of $1,275,000 plus one additional share of our common stock for each dollar ($1) that Capella Group's income before income tax expense for 2001 in excess of $1,750,000.

o We anticipate Capella Group will further enhance the revenue, operating income and profitability achieved with our merger with Foresight. At closing of the merger-acquisition, we will effectively pay $3,271,609 and issue 2,775,000 shares of our common stock to the Capella Group shareholders and 1,250,000 shares of our common stock to the former shareholders of Foresight. These shares represent a value of $3.40 per share which was the closing sale price at April 12, 2001. Based upon this valuation, we will give approximately $12,706,609 for $1,275,000 of Capella Group's 2001 adjusted net income before tax expense or $9.97 for each one dollar ($1.00) of this income.

         Furthermore, for each one dollar ($1.00) of Capella Group's adjusted net income before tax expense in excess of $1,275,000, we will issue one additional share of our common stock in connection with the merger-acquisition of Capella Group. In addition, for each one dollar ($1.00) of Capella Group's adjusted net income before tax expense in excess of $1,750,000, we will issue one additional share of our common stock to Messrs. Kruger and Kidd, the former shareholders of Foresight. Based upon the $3.40 closing sale price of our common stock on April 12, 2001, for each one dollar ($1.00) of Capella Group's 2001 adjusted net income before tax expense in excess of $1,275,000, but less than $1,750,001, we will effectively give an additional $3.40. Furthermore, based upon the closing sale price of our common stock on April 12, 2001, for each one dollar ($1.00) of Capella Group's 2001 net income before tax expense in excess of $1,750,000, we will issue two shares of our common stock and effectively give an additional $6.80.

o The Capella Group merger-acquisition will result in our shareholders owning common stock in a company that has ongoing revenue and profitability from both Capella Group's healthcare membership program and Foresight's developed customer loyalty programs, as well as a Company that has product offerings in the emerging smart card industry.

o Capella Group represents a complete ongoing business unit that has an established market share and operational infrastructure and assembly of personnel skills that would be expensive and possibly impossible to duplicate without significant investment of capital resources and incurring substantial operating losses during the development phase of the healthcare membership business similar to that conducted by Capella Group.

o Because more than 70% of our revenues and, consequently, profitability are currently attributable to one client, the loss of which would have a material adverse effect upon the results of our operations, we anticipate that Capella Group's operations will provide a revenue base less concentrated in a single or small group of clients or customers. We believe the combining of our and Capella Group's operations will diminish the impact or consequences of the loss in the event we should lose our principal client.

         In arriving at this conclusion members of our the Board of Directors reviewed audited financial and other information furnished by Capella Group, including financial projections, and presented and provided the financial and other information to the full Board. It was represented that the financial projections received had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of Capella Group's management as to the future operation and financial performance of Capella Group. In addition, our executive officers and consultants compared Capella Group's financial and other data with publicly-held companies engaged in businesses similar to Capella Group's business and reported their findings to our Board. However, there were no companies or transactions analyzed that were directly comparable to us, Capella Group or the merger-acquisition. Accordingly, the analysis was not mathematical, but instead it involved considerations and business judgments concerning differences in the financial and operating characteristics of the companies and other factors that could affect the public trading values of the companies or company to which Capella Group was compared.

         The terms of the merger were negotiated, with consideration of the factors mentioned above, by us with Capella Group and its shareholders. The members of our Board of Directors are not experienced in investment banking and the valuation of companies. Consequently, we provide no assurance that

o an independent third party experienced in investment banking would similarly conclude that the consideration for this merger-acquisition is fair from a financial point of view to our shareholders; or

o the $3,271,609 in cash and promissory notes and shares of common stock to be issued and delivered in connection with the merger-acquisition of Capella Group will have an aggregate value greater or less than the value of Capella Group from a financial point of view.

REASONS FOR AND ADVANTAGE OF THE MERGER-ACQUISITION

         Completion of the merger-acquisition of Capella Group will result in you and our other shareholders owning an interest in a larger and more diversified company. Although this puts you and our other shareholders at risk with regard to the aspects of Capella Group's business, the acquisition of Capella Group will provide other sources of revenues. Consequently, following completion of the merger-acquisition we anticipate that our success and profitability will be further diversified and less dependent upon our membership and loyalty programs and smart card technology and their market acceptance. The issuance of additional shares of our common stock based upon the 2001 net income before tax expense of Capella Group is based on Capella Group producing increased earnings which ensures that any future share issuance will also provide increased shareholder value.

         Our Board anticipates that we will obtain a significantly greater rate of return on our capital resources through the use of a portion of our available cash resources (including a portion of the remaining net proceeds of our initial public offering) and shares of common stock to acquire Capella Group and its operations. Our Board believes that acquisition of Capella Group has the potential of providing immediate significant increased shareholder value.

         Our smart card products and computer software applications are subject to rapid technological change and obsolescence and any developed market position in the smart card industry or other markets that we may enter could be eroded rapidly by product advancements. We believe that Capella Group's business and products, combined with those of Foresight, will add further product diversification, as well as revenue source diversification as mentioned above, consequently reducing our risk of technology obsolescence.

         More than 70% of our revenues and, consequently, profitability are currently attributable to Foresight's client, Rent Way, Inc., the loss of which would have a material adverse effect upon the results of our operations. We anticipate that Capella Group's operations will provide a profitable revenue base less concentrated in a single or small group of clients or customers. We believe the combining of our and Capella Group's operations will diminish the impact or consequences of the loss of Rent Way, Inc. in the event we should lose this client.

         Our expected or anticipated effects of the merger-acquisition, of course, are forward-looking and there is no assurance that they will be realized. You should review the "Risk Factors" section of this Proxy Statement and familiarize yourself with Capella Group by reading the information provided elsewhere in this Proxy Statement before making your decision to approve the Agreement and Plan of Merger.

         As indicated above, Paul A. Kruger, our Chief Executive Officer and Chairman, and Mark R. Kidd, our Chief Financial Officer and one of our Directors, are the former shareholders of Foresight. Messrs. Kruger and Kidd participated in the negotiations of the merger-acquisition of Capella Group. As a condition of the Capella Group merger-acquisition, Capella Group and its shareholders required Messrs. Kruger and Kidd to modify the agreement and plan of merger pursuant to which we acquired Foresight to waive their rights to receive additional shares of our common stock based upon our adjusted consolidated net income before tax expense (which would include the income and operations of Capella Group) for 2002 and 2003. Based upon our and Capella Group's anticipated net income before tax expense for 2001, Messrs. Kruger and Kidd will be entitled to receive the 1,250,000 shares of our common stock at closing of the merger-acquisition of Capella Group. Without waiver of their rights to receive additional shares of our common stock for 2002 and 2003, it was anticipated by us and Capella Group that Messrs. Kruger and Kidd would be entitled to receive a substantially greater number of shares, resulting in significant dilution to our shareholders interests, including the Capella Group shareholders interests following completion of the merger-acquisition of Capella Group. Accordingly, the proposed form of the third amendment to the agreement and plan of merger was approved by us, Capella Group, and Messrs. Kruger and Kidd and will be executed before closing of the Capella Group merger-acquisition.

         As indicated above, Larry E. Howell, one of our Directors and our former Chief Executive Officer, and John Simonelli, also one of our Directors, participated in the negotiations of the merger-acquisition of Capella Group. Upon completion of the Capella Group merger-acquisition, each of Messrs. Howell and Simonelli will become entitled to a fee pursuant to their consulting agreements with us based upon the value of the merger consideration delivered to Capella Group shareholders. On a pro forma basis, we anticipate that each of these fees will be $113,533, without considering the value of the additional shares of our common stock that may be delivered based upon Capella Group's adjusted 2001 net income before tax expense.

DISADVANTAGES OF THE MERGER-ACQUISITION

         Immediately following completion of the merger-acquisition,

o at closing of the Capella Group merger-acquisition, we will pay $2,271,609 and deliver $1,000,000 in promissory notes that will become due one year following the closing and issue 2,775,000 shares of our common stock to the Capella Group shareholders and 1,250,000 shares of our common stock to the former shareholders of Foresight, which will cause the Capella Group shareholders, as a group, and the former Foresight shareholders, as a group, to own 40.3% and 23.8%, respectively, of our issued and outstanding common stock and our other shareholders will hold approximately 35.9% of our issued and outstanding common stock, which will result in further concentration of voting control in our executive officers and directors;

o you and our other current shareholders on a per common stock share will incur net tangible book value dilution of $0.92 per share based upon our pro forma balance sheet at March 31, 2001;

o the shareholders of Capella Group will be entitled to receive one share of our common stock for each dollar of Capella Group's 2001 net income before income tax expense (as adjusted) in excess of $1,275,000, which may result in further concentration of voting control in our executive officers and directors; and

o the former shareholders of Foresight will be entitled to receive one share of our common stock for each dollar of our and Capella Group's 2001 net income before tax expense (as adjusted) in excess of $1,750,000, assuming the Capella Group merger-acquisition occurred on January 1, 2001, which may result in further concentration of voting control in our executive officers and directors.

         Furthermore, in evaluating the merger-acquisition, you should consider, in addition to the disadvantages described above, the factors, consequences and possible disadvantages to you and our other shareholders of completion of the merger-acquisition as discussed below and elsewhere in this Proxy Statement. Of course, after the merger-acquisition, we will own Capella Group. Therefore, the various risks involved in Capella Group's business will be assumed by us and our shareholders. Many of these risks are not within Capella Group's or our control. There is no assurance that, following completion of the merger-acquisition, one or more of these risks will not materialize and adversely affect the market price of our common stock, our future operations, and our business, financial condition, or results of operations. Also, the occurrence of these risks may ultimately require significant reduction or discontinuance of our operations, require us to seek a merger partner or require us to sell additional stock on terms that are highly dilutive to our shareholders. These risks include the following:

o Although we believe that Capella Group's healthcare cost management business will complement and fit well with our business and the need for marketing of our smart card technology and products, Capella Group's business is new to us. Our unfamiliarity with this business may make it more difficult to integrate Capella Group's operations with ours. We will not achieve the anticipated benefits of the merger-acquisition unless we successfully integrate the operations of Capella Group. There can be no assurance that this will occur.

o Capella Group's success and growth depend in large part upon its ability to attract, retain and motivate the network of independent marketing representatives who principally market Capella Group's products and services. Capella Group's independent marketing representatives typically offer and sell Capella Group's products and services on a part-time basis and may engage in other business activities. These marketing representatives may give higher priority to other products or services, reducing their efforts devoted to marketing Capella Group's products and services. Also, Capella Group's ability to attract and retain marketing representatives could be negatively affected by adverse publicity relating to Capella Group, its products and services or its operations. Under Capella Group's network marketing system, the distributor downline organizations are headed by a relatively small number of key distributors who are responsible for a significant percentage of total revenues. The loss of a significant number of distributors, including any key distributors, for any reason, could adversely affect Capella Group's (as well as ours following completion of the merger-acquisition) revenues and operating results, and could impair its ability to attract new distributors.

o As part of Capella Group's business operations, it must develop relationships with preferred provider organizations within each market area that Capella Group offers its healthcare products and services. Development and maintenance of these relationships with healthcare providers within a preferred provider organization is in part based on professional relationships and the reputation of Capella Group's management and marketing personnel. Because each member that receives healthcare services is self-insured for payment of the healthcare services, failure to pay or late payment by members may negatively affect the Capella Group's relationship with the preferred provider organizations. Consequently, preferred provider organization relationships may be adversely affected by events beyond Capella Group's control, including departures of key personnel and alterations in professional relationships and failures to pay for services received. The loss of a preferred provider organization within a geographic market area may not be replaced on a timely basis, if at all. The loss of a preferred provider organization for any reason could have a material adverse effect on Capella Group's (as well as ours following completion of the merger-acquisition) business, financial condition and results of operations.

o Capella Group offers membership programs that provide products and services similar to or directly in competition with products and services offered by its network marketing competitors as well as the providers of such products and services through other channels of distribution. In the future some of Capella Group's clients may provide, either directly or through third parties, programs that directly compete with Capella Group's programs. Furthermore, marketing representatives have a variety of products that they can choose to market, whether competing with Capella Group in the healthcare market or not. Capella Group's business operations compete in two channels of competition. First, Capella Group competes based upon the healthcare products and services offered. These competitors include companies that offer healthcare products and services through membership programs much like those offered by Capella Group, as well as large retailers, financial institutions, insurance companies, preferred provider organizations networks and other organizations which offer benefit programs to their customers. Second, Capella Group competes with all types of network marketing companies throughout the U.S. for new representatives. Many of Capella Group's competitors have substantially larger customer bases and greater financial and other resources.

         We and Capella Group can not provide any assurance that Capella Group's competitors will not provide healthcare benefit programs comparable or superior to those programs offered by Capella Group at lower membership prices or adapt more quickly to evolving healthcare industry trends or changing industry requirements. Increased competition may result in price reductions, reduced gross margins, and loss of market share, any of which could materially adverse affect the combined business, financial condition and results of operations of Capella Group and us. There can be no assurance that Capella Group (and following completion of the merger-acquisition that we) will be able to compete effectively against current and future competitors.

o The membership and healthcare benefits offered by Capella Group are sold without license by any federal, state or local regulatory licensing agency or commission. In comparison, companies that provide insurance benefits and operate healthcare management organizations and preferred provider organizations are regulated by state licensing agencies and commissions. These regulations extensively cover operations, including scope of benefits, rate formula, delivery systems, utilization review procedures, quality assurance, enrollment requirements, claim payments, marketing and advertising. In the future state insurance regulatory agencies and commissions may determine that Capella Group's operations are subject to governmental regulation, which may adversely affect or limit Capella Group's (and following completion of the merger-acquisition our) future operations.

o Capella Group's independent marketing representative network organization is subject to federal and state laws and regulations administered by the Federal Trade Commission and various state agencies. These laws and regulations include securities, franchise investment, business opportunity and criminal laws prohibiting the use of "pyramid" or "endless chain" types of selling organizations. These regulations are generally directed at ensuring that product and service sales are ultimately made to consumers (as opposed to other distributors) and that advancement within the network marketing system is based on sales of products and services, rather than investment in the company or other non-retail sales related criteria.

         The compensation structure of a network marketing organization is very complex. Compliance with all of the applicable regulations and laws is uncertain because of

         o the evolving interpretations of existing laws and regulations and

         o the enactment of new laws and regulations pertaining in general to network marketing organizations and product and service distribution.

         Accordingly there is the risk that Capella Group's network marketing system could be found to be in noncompliance with applicable laws and regulations, which could then

         o        result in enforcement action and imposition of penalties,

         o require modification of the marketing representative network system,

         o        result in negative publicity, or

         o        have a negative effect on distributor morale and loyalty.

         Any of these consequences could have a material adverse effect on Capella Group's (and following completion of the merger-acquisition our) sales as well as our financial condition.

o Capella Group's marketing representative network is subject to legality challenge by Capella Group's representatives, both individually and as a class. Generally such challenges would be based on claims that the network program was operated as an illegal "pyramid scheme" in violation of federal securities laws, state unfair practice and fraud laws and the Racketeer Influenced and Corrupt Organizations Act. Proceedings resulting from these claims could result in significant defense costs, settlement payments or judgments, and could have a material adverse effect on Capella Group (and following completion of the merger-acquisition us).

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors unanimously recommends that you vote "FOR" approval of the Agreement and Plan of Merger. We will vote your proxy accordingly unless you specify a contrary choice.

LACK OF FAIRNESS OPINION

         In transactions such as the merger-acquisition of Capella Group, the respective companies in some circumstances obtain opinions of investment banking or financial adviser firms, especially in those circumstances when an officer of the acquiring company has a material interest in the merger-acquisition. These opinions relate to the fairness to the respective shareholders of the consideration to be received in the merger-acquisition from a financial point of view. We have not obtained and will not seek an opinion from an investment banking or financial adviser firm regarding the fairness of our merger-acquisition of Capella Group. Our Board of Directors concluded that the cost of a fairness opinion was unwarranted because:

o Capella Group will immediately provide us with revenue and operating income,

o We anticipate that the merger will increase shareholder value in the future and

o Capella Group will provide us with operational infrastructure and personnel skills that we do not currently have.

         Without an independent third-party fairness opinion, our Board of Directors concluded that the consideration to be received by the seven Capella Group shareholders in the merger-acquisition is fair from a financial point of view to you and our other shareholders. However, the members of our Board of Directors are not experienced in investment banking and the valuation of companies. Consequently, we provide no assurance that

o an independent third party experienced in investment banking would similarly conclude that the consideration for this merger-acquisition is fair from a financial point of view to our shareholders; or

o merger consideration to be delivered to the Capella Group shareholders will have an aggregate value greater or less than the value of Capella Group from a financial point of view.

NO APPRAISAL RIGHTS

         Although we are seeking approval of the merger-acquisition of Capella Group, this approval is not required under the Oklahoma General Corporation Act. Accordingly, you and our other shareholders will not have any rights of appraisal under the Oklahoma General Corporation Act.

MANAGEMENT CHANGES

         Upon completion of the merger-acquisition, the number of directors serving on our Board of Directors will be increased to nine and Judith H. Henkels and Bobby R. Rhodes will become members of our Board of Directors and Ms. Henkels will become our President. Ms. Henkels and Mr. Rhodes are currently executive officers and directors of Capella Group. Furthermore, until all of the shares of our common stock have been delivered under the terms of the merger-acquisition (which is anticipated to be on or before April 30, 2002), Ms. Henkels and Mr. Rhodes will serve as members of our Board of Directors as the designees of Ms. Henkels. In the event of the resignation or death of Ms. Henkels or Mr. Rhodes, a person designated by Ms. Henkels (or her successor in interest in the event she is deceased) will be named as a director to fill the vacancy created by the resignation or death.

MATERIAL INTERESTS OF MANAGEMENT MEMBERS

         Paul A. Kruger, our Chief Executive Officer and Chairman, and Mark
R. Kidd, our Chief Financial Officer, Secretary and Treasurer and one of our Directors, will be entitled to receive the following:

o 1,250,000 shares of our common stock in their capacities as former shareholders of Foresight at closing of the merger-acquisition of Capella Group and

o one share of our common stock for each dollar of Capella Group's and our combined and consolidated 2001 net income before tax expense (plus the goodwill amortization attributable to the acquisition of Foresight) in excess of $1,750,000.

These additional shares, if applicable, will be issued and delivered to Messrs. Kruger and Kidd in accordance with a separate agreement with Messrs. Kruger and Kidd.

         Furthermore, each of Larry E. Howell and John Simonelli, both serving as our Directors, will be entitled to a fee pursuant to their consulting agreements with us. Upon completion of the Capella Group merger-acquisition, each of Messrs. Howell and Simonelli will become entitled to a fee based upon value of the merger consideration delivered to Capella Group shareholders. On a pro forma basis, we anticipate that each of these fees will be $113,533, without considering the value of the additional shares of our common stock that may be delivered to the shareholders of Capella Group based upon Capella Group's adjusted 2001 net income before tax expense.

ACCOUNTING TREATMENT OF THE MERGER-ACQUISITION

         For accounting purposes, Capella Group will be considered to have been purchased by us. On a pro forma basis, the purchase price of Capella Group will be $12,706,609 for accounting purposes, of which $12,107,351 will be recorded as goodwill, an intangible asset. This pro forma purchase price is the aggregate sum of

o        $3,271,609 consisting of $2,271,609 payment and $1,000,000 of promissory notes made or delivered at closing of the Capella Group merger-acquisition, and

o $9,435,000 representing the value of the 2,775,000 shares of common stock delivered at closing of the merger-acquisition based upon the per share $3.40 closing sale price of our common stock on April 12, 2001. The actual amounts to be recorded by us will be based upon the closing sale price of our common stock on the effective date of the merger-acquisition.

The resulting $12,107,351 of goodwill will be amortized over 15 years. Any additional shares of our common stock issued and delivered in connection with this merger-acquisition will be recorded as additional goodwill. These additional shares, if any, will increase the purchase price of Capella Group and will be recorded as additional goodwill based upon the market value of the shares on the date of issuance. This additional goodwill will be amortized over the remainder of the 15-year period.

         The 1,250,000 shares of our common stock delivered to the former shareholders of Foresight at closing of the Capella Group merger-acquisition (pursuant to the third amendment of the agreement and plan of merger pursuant to which we acquired Foresight) will be valued based upon the per share $3.40 closing sale price of our common stock on April 12, 2001. The actual amounts to be recorded by us will be based upon the closing sale price of our common stock on the effective date of the Capella Group merger-acquisition. The value of these and any other shares of our common stock issued and delivered to the former Foresight shareholders in conjunction with the Foresight merger-acquisition will increase the purchase price of Foresight and will be recorded as additional goodwill attributable to the Foresight merger-acquisition. The value of these additional shares, if any, will be based upon the market value of the shares on the date of issuance. This additional goodwill will be amortized over the remainder of the 15-year period of the Foresight merger-acquisition.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER ACQUISITION

         The discussion below is for general information only and does not address the effects of any state, local or foreign tax laws as they may relate to the merger-acquisition. In addition, the discussion below assumes you hold shares of our common stock as a capital asset. However, the tax treatment may vary depending upon your particular situation. Certain taxpayers, including insurance companies, tax-exempt organizations, financial institutions and broker-dealers may be subject to special rules not discussed below.

         In the opinion of our counsel, Dunn Swan & Cunningham, consummation of the merger-acquisition will constitute a reorganization within the meaning of Section 368 of the Code. This opinion will be based on facts existing at the time the merger-acquisition becomes effective and on the representations, warranties and covenants as to factual matters contained in the Agreement and Plan of Merger. The conclusions reached in the opinion could be jeopardized if the representations, warranties or covenants are incorrect in certain material respects. We are unaware of any facts or circumstances which would cause any of the representations, warranties and covenants made in the Agreement and Plan of Merger to be untrue or incorrect in any material respect. The opinion of counsel is not binding on the Internal Revenue Service or the courts.

         Based on the opinions discussed above, the material U.S. federal income tax consequences that will result from the merger-acquisition are as follows:

o holders of our common stock will not recognize any income, gain or loss upon completion of this merger-acquisition and

o no income, gain or loss will be recognized by us or our subsidiary corporation, Precis-Capella Group Group Acquisition, Inc., as a result of the merger-acquisition.

         The foregoing discussion is only a summary and is not a complete analysis or listing of all potential tax effects that may be relevant to your particular tax circumstances. You are urged to consult your own tax advisor concerning the federal, state and local and any foreign tax consequences of the merger-acquisition to you.

FEDERAL SECURITIES LAW CONSEQUENCES

         All shares of common stock received by the seven Capella Group shareholders will be "restricted securities" as defined under Rule 144 of the Securities Act of 1933. Restricted securities are not freely transferable; however, these securities may be sold in compliance with applicable holding period, volume, manner-of-sale and notice requirements of Rule 144. For purposes of Rules 144 and 145 of the Securities Act of 1933, the Capella Group shareholders will be considered to have acquired our shares of common stock on the effective date of the merger-acquisition. This effective date will commence the one- and two-year holding periods of our common stock for purposes of Rule 144.


         As a condition of the merger-acquisition, we have agreed to register the shares of common stock issued to the Capella Group shareholders under the Securities Act of 1933 at our sole cost and expense. While effectiveness of this registration is maintained, these shares of our common stock may be resold by the holder and upon resale will become freely transferable. However, those common stock shares held by a person who is deemed to be an "affiliate" (as this term is defined under the Securities Act of 1933) of Capella Group prior to the merger-acquisition or of us after the merger-acquisition may be resold by them only in accordance with the volume, manner-of-sale and notice requirements of Rules 144 under the Securities Act. Persons who may be deemed to be our or Capella Group's affiliates generally include individuals or entities that control, are controlled by, or are under common control with, the person and may include certain officers and directors of the person as well as principal shareholders of the person.

REGULATORY APPROVALS

         There are no regulatory approvals required to be obtained by us or Capella Group prior to or subsequent to consummation of the merger-acquisition.

REQUIRED AFFIRMATIVE VOTE AND VOTING AGREEMENT

         The affirmative vote of a majority of the shares cast for, against or in abstention by those shareholders present in person or by proxy at the Annual Meeting is required for approval of the merger-acquisition. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting.

         As of the Record Date, Paul A. Kruger and Mark R. Kidd, our principal executive officers, and Larry E. Howell, John Simonelli and Kent H. Webb, M.D., our Directors, and Michael R. Morrisett, one of our largest shareholders, own of record 925,419 outstanding shares of our common stock, or approximately 32.5% of our outstanding shares of common stock. Each of these shareholders has signed an agreement committing to vote "FOR" the merger-acquisition and against any other proposed transaction, and each has granted the Board of Directors of Capella Group an irrevocable proxy to vote his shares of our common stock. In addition, based upon the unanimous recommendation of our Board of Directors, we currently expect that our executive officers and directors will also vote any shares of our outstanding common stock beneficially owned by them in their brokerage accounts or otherwise and are not held of record.

         If less than a majority of the votes cast respecting proposed approval of the Agreement and Plan of Merger we expect that the Annual Meeting will be postponed or adjourned for the purpose of allowing additional time for soliciting and obtaining additional proxies or votes. At any subsequent reconvening of the Annual Meeting, we will vote all proxies in the same manner as they would have been voted at the original convening of the Annual Meeting, except for any proxies that have been revoked or withdrawn.

         Approval of the Agreement and Plan of Merger requires the affirmative vote of a majority of the shares cast for, against or in abstention by those shareholders present in person or by proxy at the Annual Meeting. Your failure to vote or your abstention from voting on your submitted proxy respecting the Agreement and Plan of Merger will have the same effect as a vote against approval of the Agreement and Plan of Merger. We urge you to complete, date and sign the accompanying proxy and return it promptly in the enclosed, postage-paid envelope.

SUMMARY OF THE AGREEMENT AND PLAN OF MERGER

         The following description summarizes all of the material terms of the Agreement and Plan of Merger. For full information, you should read the Agreement and Plan of Merger, a copy of which is included as Appendix A to this Proxy Statement.

GENERAL TERMS OF THE MERGER

         THE MERGER. Capella Group will merge with and into our wholly-owned subsidiary, Precis-Capella Group Acquisition, Inc. As a result of the merger-acquisition, the separate corporate existence of Capella Group will cease, and Precis-Capella Group Acquisition will continue as the surviving corporation and our wholly-owned subsidiary. The corporate name of Precis-Capella Group Acquisition will be changed to The Capella Group, Inc.

         EFFECTIVE TIME. As promptly as practicable (and in any event within two business days) after the satisfaction or waiver of the conditions set forth in the Agreement and Plan of Merger, we will complete the merger-acquisition by filing articles of merger with the Secretary of State of the State of Texas. The time of filing the certificate of merger will be the "effective time" of the merger-acquisition.

         CONVERSION OF CAPELLA GROUP CAPITAL STOCK TO PRECIS COMMON STOCK. The outstanding common and preferred stock of Capella Group will be converted into the right to receive a combination of cash, promissory notes and our common stock as follows:

o at closing of the merger-acquisition, the holders of Capella Group's outstanding participating preferred stock will receive in the aggregate $990,800 of the cash;

o at closing of the merger-acquisition, the holders of Capella Group's outstanding redeemable preferred stock will receive in the aggregate 275,000 shares of our common stock;

o at closing of the merger-acquisition, the holders of Capella Group's outstanding common stock will receive in the aggregate $1,280,809 in cash, one-year promissory notes totalling $1,000,000 and 2,500,000 shares of our common stock; and


o after the effective date of the merger-acquisition, the holders of Capella Group's outstanding common stock will also be entitled to receive one share of our common stock for each dollar of Capella Group's 2001 income before income tax expense in excess of $1,275,000.

REPRESENTATIONS AND WARRANTIES

         The Agreement and Plan of Merger contains various representations and warranties. These relate, among other things, to the following matters (which, in certain cases, are subject to specified exceptions):

o CORPORATE STATUS -- The organization, good standing, qualification and capitalization are as described in the Agreement and Plan of Merger, and except as stated, there are no commitments by Capella Group to issue capital stock;

o APPROVALS AND FILINGS -- There are no governmental or regulatory approvals or filings required to complete the merger-acquisition, or needed to prevent the termination of governmental or regulatory licenses or permits where the effect of such termination could reasonably be expected to have a material adverse effect on our or Capella Group's business, assets or financial condition (referred to below as a "material adverse effect");

o ABSENCE OF CONFLICT -- The merger-acquisition will not conflict with organizational documents, laws or agreements to which any party is subject, and the only consents required for the completion of the merger-acquisition are as set forth except for those which might not reasonably be expected to have a material adverse effect;

o ACCURACY OF FINANCIAL STATEMENTS -- Certain financial statements delivered to the other party have been prepared fairly and in accordance with generally accepted accounting principles and there are no undisclosed liabilities that could reasonably be expected to have a material adverse effect;

o CONDUCT OF BUSINESS -- Since the beginning of this year and until completion of the merger-acquisition, we and Capella Group have conducted business in the ordinary course and there has been an absence of certain changes or events, including the occurrence of a material adverse effect; and

o OTHER MATTERS -- The Agreement and Plan of Merger also includes representations and warranties dealing with employee relations, benefit plans, title to properties owned by us or Capella Group, compliance with laws, the absence of litigation that could reasonably be expected to have a material adverse effect, intellectual property rights, contracts, the validity and standing of any required permits and authorizations, compliance with environmental laws, maintenance of books and records, customers, and relationships and transactions with affiliates.

CONDUCT OF BUSINESS PENDING COMPLETION OF THE MERGER-ACQUISITION

         The Agreement and Plan of Merger contains various covenants and agreements made by us and Capella Group. Those relate, among other things, to the following matters (which, in certain cases, are subject to specified exceptions):

o CONDUCT OF BUSINESS BY CAPELLA GROUP AND US. Prior to the effective time, we and Capella Group will each conduct business only in the ordinary course of business and in a manner consistent with past practice. We and Capella Group each agreed to use reasonable commercial efforts to preserve substantially intact our or its business organization, to keep available the services of our or its present officers, employees and consultants and to preserve our or its present relationships with customers, suppliers and other persons with which we or Capella Group has significant business relations. Except as contemplated by the Agreement and Plan of Merger:

         o AMENDMENTS -- Capella Group will not amend its Articles of Incorporation and we will not amend our Certificate of Incorporation (other than as provided in this Proxy Statement) or Bylaws;

         o CHANGES IN CAPITAL STRUCTURE OR ASSETS -- There will be no change in the capital structure, including issuing or repurchasing stock, or sale, pledge or other disposion of assets, declaration or payment of any dividend or distribution or amendment of the terms of any of securities by us or Capella Group;

         o ISSUANCE OF INDEBTEDNESS; CAPITAL EXPENDITURES OR ACQUISITIONS -- Without the other's consent, we or Capella Group will not acquire any other business or incur any additional indebtedness or, except in the ordinary course of business and consistent with past practice, incur or guarantee or otherwise become responsible for any material indebtedness or make any capital expenditures or purchase any fixed assets in excess of set amounts;

         o EMPLOYMENT MATTERS -- We or Capella Group will not change any compensation arrangements or make any promises to pay any bonus or extra compensation to any director, officer, employee, salesman or agent, increase any employee benefits, or make any commitment to adopt an additional employee benefit plan;

         o MATERIAL CHANGE OR ELECTION -- We or Capella Group will not make any material change to accounting policies or procedures, or make any material tax election inconsistent with past practice, or settle or compromise any material tax liability or agree to an extension of a statute of limitations;

         o SATISFACTION OF CLAIMS OR LIABILITIES -- We or Capella Group will not pay, discharge or satisfy any claims, liabilities or obligations other than in the ordinary course of business and consistent with past practices; and

         o OTHER ACTIONS -- We or Capella Group will not take or agree to take any of the above actions, or any other actions which would make any representation or warranty in the Agreement and Plan of

                  Merger untrue or incorrect, or prevent us or Capella Group from performing any covenant under the Agreement and Plan of Merger.

ADDITIONAL AGREEMENTS

o ACCESS TO INFORMATION; CONFIDENTIALITY. Upon reasonable notice and subject to any other agreement by which it is bound, we and Capella Group will afford the other reasonable access to our or its properties, books, contracts, commitments and records and will furnish promptly to the other all information concerning our or its business, properties and personnel as the other may reasonably requested.

o CONSENTS; APPROVALS. We and Capella Group have agreed to use reasonable best efforts to obtain all consents, waivers, approvals, authorizations or orders, and to make all required filings, necessary to complete the merger-acquisition.

o INDEMNIFICATION. The Article of Incorporation and Bylaws of the Precis-Capella Group Acquisition, Inc., the surviving corporation, contain the same indemnification provisions set forth in the Articles of Incorporation and Bylaws of Capella Group. Unless required by law, these provisions will not be amended, repealed or modified for a period of three years from the effective time in any manner that would adversely affect the rights of the individuals who, at the effective time, are directors or officers of Capella Group.

o NOTIFICATION OF CERTAIN MATTERS. We and Capella Group agreed to give the other prompt notice of any event that is likely to cause any of our or its representations or warranties in the Agreement and Plan of Merger to be materially untrue or inaccurate, or of any failure by us or it materially to comply with any covenant, condition or agreement in the Agreement and Plan of Merger.

o FURTHER ACTION. We and Capella Group will use all commercially reasonable efforts to consummate as promptly as practicable the transactions contemplated by the Agreement and Plan of Merger, to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and otherwise to satisfy or cause to be satisfied all conditions precedent to our or its obligations under the Agreement and Plan of Merger.

CONDITIONS TO THE MERGER-ACQUISITION

         CONDITIONS TO OBLIGATION OF EACH PARTY TO EFFECT THE MERGER. Our obligations and those of Capella Group to complete the merger-acquisition are subject to the satisfaction, at or prior to the effective time, of various conditions. We believe that all conditions of completing the merger-acquisition will be timely satisfied and accordingly there is no material uncertainty that all conditions of the merger-acquisition will be satisfied. These conditions include the following:

o REPRESENTATIONS AND WARRANTIES -- The representations and warranties contained in the Agreement and Plan of Merger must be true and correct in all respects on and as of the effective time, except where the failure to be true and correct could not reasonably be expected to have a material adverse effect;

o AGREEMENTS AND COVENANTS -- All agreements and covenants contained in the Agreement and Plan of Merger must have performed or complied with in all material respects on and as of the effective time;

o CONSENTS AND APPROVALS -- All material required consents, waivers, approvals, authorizations or orders must be obtained, and all required filings must have been made, except where the failure to do so would not reasonably be expected to have a material adverse effect on us or Capella Group;

o GOVERNMENTAL ACTIONS -- There must not be any pending or threatened action, proceeding or inquiry by any governmental authority or administrative agency, or any other legal restraint, preventing or seeking to prevent us from exercising all material rights and privileges pertaining to our ownership of Capella Group or our ownership or operation of Capella Group's business or assets, or compelling or seeking to compel us to dispose of or hold separate all or any material portion of its business or assets, as a result of the merger-acquisition; and

o ILLEGALITY -- There must not be any statute, rule, regulation or order which makes the consummation of the merger-acquisition illegal.

o AMENDMENT OF THE PRECIS/FORESIGHT MERGER AGREEMENT -- We, Foresight, Inc. (our subsidiary), Paul A. Kruger and Mark R. Kidd must execute and deliver at closing of the Capella Group merger-acquisition the Third Amendment of Agreement and Plan of Merger, attached to the Agreement and Plan of Merger as Exhibit C, amending the Agreement and Plan of Merger dated March 21, 2000.

o INTERIM RESULTS OF OPERATIONS -- Capella Group's results of operations for the period commencing on January 1, 2001 and ending on the date on which our shareholders approve the Agreement and Plan of Merger must be substantially the results of operations as projected by Capella Group for this period and Capella Group and its shareholders know of no reason that Capella Group will not substantially achieve or exceed the projected results of operations.

o EMPLOYMENT AGREEMENTS-- We and Precis-Capella Group Acquisition, the surviving corporation, shall have entered into an employment agreement with each of Judith H. Henkels, John F. Luther, Mary L. Kelly, Bobby R. Rhodes and Leland S. Chaffin, Jr.

o TERMINATION OF SHAREHOLDERS' AGREEMENT -- Capella Group and certain of its shareholders shall have executed and delivered an agreement terminating in all respects the Shareholders' Agreement, dated February 11, 2000.

TERMINATION

         CONDITIONS TO TERMINATION. Subject to notice requirements and rights to cure defaults or breaches, the Agreement and Plan of Merger may be terminated at any time prior to the effective time:

o by mutual written consent authorized by the boards of directors of us and Capella Group; or

o by either us or Capella Group if the merger-acquisition is not completed by September 30, 2001 (except that any party whose failure to fulfill any obligation under the Agreement and Plan of Merger has prevented consummation of the merger-acquisition by such date cannot terminate the Agreement and Plan of Merger for this reason); or

o by either us or Capella Group if there is a non-appealable final order, decree or ruling or other action having the effect of permanently restraining, enjoining or otherwise prohibiting the merger-acquisition; or

o by us or Capella Group, (i) if any of our or Capella Group's representations or warranties in the Agreement and Plan of Merger was untrue when made, or (ii) upon a breach by us or Capella Group of any covenant or agreement in the Agreement and Plan of Merger, and are of the nature that the conditions to the other party's obligations would not be satisfied; or

o by us, if any representation or warranty of Capella Group becomes untrue so that the conditions of our obligations will not be satisfied, or by Capella Group, if any of our representations or warranties have become untrue so that the conditions to Capella Group's obligations will not be satisfied.

         COSTS AND EXPENSES. All fees and expenses incurred in connection with the Agreement and Plan of Merger and the merger-acquisition will be paid by the party incurring the expenses, whether or not the merger- acquisition is consummated. However, we will shall bear all fees, costs and expenses associated with of preparation of this Proxy Statement and, if the Capella Group merger-acquisition is completed, Precis-Capella Group Acquisition, the surviving corporation, shall bear all fees and expenses of Capella Group and its shareholders incurred in respect of the merger-acquisition.

AMENDMENT AND WAIVER

         The Agreement and Plan of Merger may be amended in writing by the parties at any time prior to the effective time. At any time prior to the effective time, any party to the Agreement and Plan of Merger may extend the time for the performance of any of the obligations or other acts of another party, waive any inaccuracies in the representations and warranties of another party contained in the Agreement and Plan of Merger or in any document delivered pursuant to the Agreement and Plan of Merger, or waive compliance with any of the agreements or conditions of another party contained in the Agreement and Plan of Merger. Any such extension or waiver will be valid if set forth in an instrument in writing signed by the party or parties to be bound.

                                  PROPOSAL TWO

               APPROVAL OF AMENDMENT OF OUR 1999 STOCK OPTION PLAN

         Our Board of Directors is seeking ratification and shareholder approval of amendment of The Precis Smart Card Systems, Inc. 1999 Stock
Option Plan (the "Plan"), which, effective November 30, 1999, was adopted by the Board of Directors and approved by our shareholders on November 29, 2000. A copy of the Plan, as amended and restated, is attached hereto as Appendix B. Subject to approval of the amended and restated Plan by a majority of our shareholders, we will increase the number of shares of our common stock reserved for issuance upon the exercise of options granted under the Plan from 145,000 to 700,000 shares. As of the date of this Proxy Statement, 30,000 stock options, each exercisable for the purchase of one share of our common stock, have been granted under the Plan. Of these options, 10,000 are exercisable on or before May 8, 2003 at a purchase price of $6.00 per share and 20,000 are exercisable on or before December 29, 2005 at a purchase price of $1.25 per share.

THE STOCK OPTION PLAN (AMENDED AND RESTATED)

         The purpose of the Plan is to strengthen our ability to attract and retain well-qualified personnel, to furnish additional incentive to those persons responsible for our success, and thereby to enhance shareholder value. The Plan provides for the grant of stock options ("Options"), including incentive stock options ("ISO Options") and non-incentive stock options ("NSO Options"), with or without stock appreciation rights ("SARs"), to our employees, independent contractors and consultants, including employees who also serve as our directors. Under the provisions of the Plan, we intend that ISO Options (with or without SARs) qualify as options granted pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and are entitled to the favorable tax consequences thereunder upon the grant and exercise of the ISO Options. The total number of shares of common stock authorized and reserved for issuance upon exercise of Options granted under the Plan will be increased form 145,000 to 700,000.

         GRANT AND EXERCISE OF OPTIONS. Our Board of Directors or the stock option committee appointed by our Board administers and interprets the Plan and has authority to grant Options to all eligible employees, independent contractors and consultants, and determine the types of Options (with or without SARs) granted, the terms, restrictions and conditions of the Options at the time of grant, and whether SARs, if granted, are exercisable at the time of exercise of the Option to which the SAR is attached.

         Options granted under the Plan are exercisable in such amounts, at such intervals and upon such terms as the Option grant provides. The purchase price of the common stock under the Option is determined by our Board or the stock option committee; however, the purchase price may not be less than 85% (100% for ISO Options) of the fair market value of our common stock on the date of grant of the Option. However, if a option holder owns more than 10% of the total combined voting power of all classes of our capital stock, the exercise price of ISO Options may not be less than 110% of the fair market value of the common stock on the date of the grant, and ISO Options cannot be exercised five years after the date of grant. The aggregate fair market value of the common stock with respect to which ISO Options are initially exercisable by any option holder in any calendar year may not exceed $100,000. The fair market value of a share of the common stock is determined by averaging the closing high bid and low asked quotations for such share on the date of grant of the option. Upon the exercise of an Option, the stock purchase price must be paid in full, in cash or in common stock held by the option holder for more than six months or a combination of cash and common stock. Subject to approval of our Board or the stock option committee, upon exercise of an Option with an SAR attached, an option holder may receive cash, shares of common stock or a combination of both in an amount or having a fair market value equal to the excess of the fair market value, on the date of exercise, of the shares for which the Option and SAR are exercised over the Option exercise price.

         Options granted under the Plan may not under any circumstances be exercised after 10 years from the date of grant. Subject to the foregoing, Options are exercisable only by holders who are actively employed by us (or, if applicable, one of our subsidiaries) as employees, independent contractors or consultants (only by employees for ISO Options), except that Options may, with the consent of our Board or the stock option committee, be exercised at any time within three months after the holder's retirement, death, disability or the occurrence of other special circumstances as determined by our Board or the stock option committee, but in no event beyond the expiration date of the Option. If a holder's employment as an employee, independent contractor or a consultant terminates for any reason other than death, disability or retirement, all Options immediately terminate, unless permitted to be exercised by our Board or the stock option committee in its sole discretion. No Option under the Plan may be granted after December 31, 2008. Options are not transferable except by will or by the laws of descent and distribution.

         STOCK APPRECIATION RIGHTS. SARs may be granted and attached to an Option at the time the Option is granted or at any time subsequent thereto, subject to certain conditions. SARs are exercisable only upon surrender of part or all of the related Option (and only to the extent that the related Option is exercisable) and terminate upon termination of the related Option. SARs may be exercised only under substantially the same terms and conditions as the Options to which they are attached, with the additional condition that our Board or the stock option committee, at the time of exercise, be comprised wholly of, or have not less than, two non-employee directors.

         Upon the exercise of an Option to which an SAR is attached, the holder is entitled, subject to the approval of our Board or the stock option committee, to receive cash, shares of common stock or a combination of both, in an amount or having a fair market value equal to the excess of the fair market value, on the date of exercise, of the shares for which the right is exercised, over the stock purchase price. Neither our Board nor the stock option committee has the authority to deny the exercise of the underlying Option pursuant to the terms of the Option grant.

         TERMINATION AND AMENDMENT. The Plan will terminate on December 31, 2008. The Plan may be altered, changed, modified, amended or terminated by written amendment approved by our Board; provided, that no action of our Board may, without the approval of our shareholders,

o increase the total amount of common stock which may be purchased pursuant to exercise of Options granted under the Plan;

o withdraw the administration of the Plan from our Board of Directors or the stock option committee;

o        amend or alter the Option price of common stock under the Plan;

o change the manner of computing the spread payable by us to a holder upon the exercise of an SAR; or

o amend the Plan in any manner which would impair the applicability of the exemption afforded to the Plan by the Securities Exchange Act of 1934 and the Securities and Exchange Commission's Rule 16b-3.

No amendment, modification or termination of the Plan may in any manner adversely affect any Option previously granted under the Plan without the consent of the holder.

         PARTICIPANTS. At this time it is not possible to determine who in the future will be among the eligible employees, independent contractors and consultants selected to receive Options, with or without SARs attached, under the Plan or the number of shares of common stock which may be optioned to any eligible employee, independent contractor or consultant. It is expected, however, that these determinations will be made on the basis of the eligible person's responsibilities and present and potential contributions to our success as indicated by our Board's or the stock option committee's evaluation of the position the eligible person occupies.

FEDERAL INCOME TAX CONSEQUENCES

         The grant of Options under the Plan will not have any tax consequence to us or the recipient of the Option. Upon exercise of a NSO Option, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the shares of common stock acquired over the exercise price of the Option. Consequently, we will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the recipient if, only in the case of employees, we deduct and withhold appropriate income taxes. Any additional gain or loss realized by an optionee on disposition of the Option shares generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to us.

         Upon the exercise of an ISO Option, an optionee will not recognize taxable income. The recognition of income and gain is deferred until the optionee sells the Option shares. If the optionee does not dispose of the Option shares within two years from the date the Option was granted and within one year after the exercise of the Option, and the Option is exercised no later than three months after the termination of the optionee's employment, the gain on sale will be treated as long-term capital gain. We will not be entitled to any tax deduction in respect of the exercise of an ISO Option; however, if the Option shares are not held for the full term of the holding period described above, the Options will retroactively lose their qualification as ISO Options (i.e., become NSO Options), the gain on the sale of such shares, being the lesser of (a) the fair market value of the shares on the date of exercise minus the Option price, or (b) the amount realized on disposition minus the Option price, will be taxed to the optionee as ordinary income and we may be entitled to a deduction in the same amount. Any additional gain or loss realized by an optionee upon disposition of Option shares prior to the expiration of the full term of the holding period described above, generally will be capital gain or loss to the optionee and will not result in a tax deduction to us. The "spread" upon exercise of an ISO Option constitutes a tax preference item for purposes of the "alternative minimum tax" under the Code. The tax benefits which might otherwise accrue to an optionee may be affected by the imposition of such tax if applicable to the optionee's individual circumstances.

CONSEQUENCES OF MERGER-ACQUISITION

         Approval by our shareholders and completion of the merger-acquisition or failure to complete the merger-acquisition will not have any effect on the Plan.

REQUIRED AFFIRMATIVE VOTE

         The affirmative vote of a majority of the outstanding shares present in person or by proxy at the Annual Meeting and voting on this proposal is required for the approval of the Plan. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors recommends that you vote "FOR" the approval of the Plan. We will vote your proxy accordingly unless you specify a contrary choice.

                                 PROPOSAL THREE

              NAME CHANGE AMENDMENT TO CERTIFICATE OF INCORPORATION

         We are proposing amendment of our Certificate of Incorporation, upon approval by the holders of a majority of our outstanding common stock, to change our name from "Precis Smart Card Systems, Inc." to "Precis, Inc." to reflect our reduced business dependency on our smart card technology.

         On December 7, 2000, we acquired Foresight, Inc. which became our wholly-owned subsidiary pursuant to merger with our subsidiary. As a result of this merger-acquisition, our business focus and plan became that of Foresight. Foresight designs and markets membership and loyalty programs for rental-purchase companies, financial institutions, employer groups, retailers and association-based organizations. As a result, our prior focus on development and marketing of our smart card technology and products has significantly diminished and we anticipate will become even less significant as part of our business operations following completion of the Capella Group merger-acquisition.

         Our Board of Directors believes it is important that our corporate name no longer reflect an emphasis on our smart card technology. Our Board believes that the "Precis" name has developed a level of name recognition worthy of preserving. Accordingly, on April 16, 2001, our Board unanimously approved "Precis, Inc." as our corporate name which requires amendment of our Certificate of Incorporation (the "Name Change Amendment"), which upon proper filing with the Secretary of State of Oklahoma, will change our name to "Precis, Inc." A copy of the amendment to our Certificate of Incorporation is attached as Appendix C. Following shareholder approval of the Name Change Amendment, the amendment to our Certificate of Incorporation will be filed with the Secretary of State of Oklahoma.

         EACH OUTSTANDING COMMON STOCK CERTIFICATE WILL CONTINUE TO REPRESENT THE NUMBER OF COMMON SHARES SHOWN ON ITS FACE. THE OUTSTANDING COMMON STOCK CERTIFICATES WILL NOT BE EXCHANGED FOR NEW CERTIFICATES. DO NOT DESTROY YOUR PRESENT COMMON STOCK CERTIFICATES OR RETURN THEM TO US OR OUR TRANSFER AGENT.

CONSEQUENCES OF MERGER-ACQUISITION

         Approval by our shareholders and completion of the merger-acquisition or failure to complete the merger-acquisition will not have any effect on the name change amendment.

REQUIRED AFFIRMATIVE VOTE

         The affirmative vote of a majority of the outstanding shares of our common stock is required for the approval of the Name Change Amendment. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors recommends a vote "FOR" the approval of the Name Change Amendment. We will vote your proxy accordingly unless you specify a contrary choice.

                                  PROPOSAL FOUR

                              ELECTION OF DIRECTORS

         Our Bylaws provide that our Board of Directors shall consist of not less than one and a greater number as determined from time to time by resolution of our Board. The number of directors is currently fixed at seven. In general, a director holds office for a term expiring at the next annual meeting of our shareholders or until his successor is duly elected and qualified. Nominations of candidates for election as our directors may be made at any meeting of our shareholders by or at the direction of our Board of Directors or by any shareholder entitled to vote at the meeting. Our Bylaws provide that the annual meeting of our shareholders will be fixed by our Board.

NOMINEES

         The Board of Directors has nominated each of Kent H. Webb, M.D., Larry E. Howell, Lyle W. Miller, and Michael E. Dunn (collectively the "nominees") for re-election as a director for a term expiring in 2002 or until his successor is elected and qualified. Our other three Directors, Paul
A. Kruger, John Simonelli and Mark R. Kidd, were appointed by Mr. Kruger pursuant to the terms of the Foresight merger-acquisition agreement. Mr. Kruger has the right to appoint his and Messrs. Simonelli and Kidd replacements in the event they are unable to serve. Mr. Kruger has this right until all of the shares of common stock required to be delivered to the former shareholders of Foresight under the terms of the Foresight merger-acquisition agreement have been delivered. We anticipate that Mr. Kruger will have this right until April 30, 2004, unless the Capella Group merger-acquisition is completed, in which case Mr. Kruger will have this right until April 30, 2002.

         The persons named as proxies in the accompanying Proxy, who have been designated by our Board, intend to vote, unless otherwise instructed in the Proxy, for the election of Messrs. Webb, Howell, Miller and Dunn. Should any nominee named herein become unable for any reason to stand for re-election as a director, it is intended that the persons named in the Proxy will vote for the election of such other person as our Board may recommend. We know of no reason why the nominees will be unavailable or unable to serve.




CONSEQUENCES OF MERGER-ACQUISITION

         Upon completion of the Capella Group merger-acquisition following approval by our shareholders, the number of directors serving on our Board of Directors will be increased to nine and Judith H. Henkels and her designee, Bobby R. Rhodes, will become members of our Board of Directors. Ms. Henkels and Mr. Rhodes are currently executive officers and directors of Capella Group. Furthermore, until all of the shares of common stock have been delivered under the terms of the Capella Group merger-acquisition (which is anticipated to be on or before April 30, 2002), Ms. Henkels and Mr. Rhodes will serve as members of our Board of Directors as the designees of Ms. Henkels. In the event of the resignation or death of Ms. Henkels and Mr. Rhodes, a person designated by Ms. Henkels (or her successor in interest in the event she is deceased) will be named as a director to fill the vacancy created by the resignation or death.

REQUIRED AFFIRMATIVE VOTE

         The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting on this proposal is required for election of each nominee Director. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors recommends a vote "FOR" the re-election of Kent H. Webb, M.D., Larry E. Howell, Lyle W. Miller, and Michael E. Dunn to our Board. We will vote your proxy accordingly unless you specify a contrary choice.

INFORMATION ABOUT EACH DIRECTOR AND NOMINEE DIRECTORS

         The following is a brief description of the business background of our executive officers, directors and nominee directors, including Ms. Henkels and Mr. Rhodes who will be entitled to become members of our Board of Directors upon completion of the merger-acquisition of Capella Group:

         NOMINEE DIRECTORS

         KENT H. WEBB, M.D., age 43, one of our founders, has served as one of our Directors since June 1996, was Chairman of our Board of Directors until December 2000 and was a member or general partner of our predecessors Advantage Data Systems, Ltd. and Medicard Plus - ADS Limited Partnership. Dr. Webb is a general and vascular surgeon and is the cofounder and a director of Surgical Hospital of Oklahoma. He is a Fellow of the American College of Surgeons and serves as a Clinical Professor for the University of Oklahoma. Dr. Webb is a past Director of the Smart Card Industry Association, a nonprofit association. He is a surgical consultant for the Ethicon Division of Johnson & Johnson Company, a publicly-held pharmaceutical and consumer products company.

         LARRY E. HOWELL, age 55, became one of our directors in January 1999 and served as our Chief Executive Officer from August 1999 until December 2000. From March 1994 until July 1999, Mr. Howell was employed by Laboratory Specialists of America, Inc. and served as President and Chief Operating Officer, and a Director until December 7, 1998. Laboratory Specialists of America, Inc. is engaged in forensic drug testing and was formerly publicly-held until acquired by The Kroll-O'Gara Company by merger. Mr. Howell served as a Director, President and Treasurer of Vantage Capital Resources, Inc. from March 1996 until its merger with The ViaLink Company (formerly Applied Intelligence Group, Inc.) and thereafter served as a Director and Vice President of The ViaLink Company until October 14, 1996. Since January 1982, Mr. Howell as the sole proprietor of Howell and Associates has provided consulting services principally related to corporate acquisitions and mergers.

         LYLE W. MILLER, age 57, became one of our Directors on November 29, 1999. Since January 22, 2000, Mr. Miller has served as a director and Vice President of Marketing of PalWeb Corporation. For more than the past five years, Mr. Miller has been the President and a Director of McMiller Holding Company, Northern Leasing & Sales, Inc., and Northern Connections, Inc., each a privately-held company engaged in the real estate business; a partner of MahMill Acres, a privately-held real estate development partnership; President and Director of Servco Incorporated, a privately-held sales company; Lansing Ice & Gymnastic Center, Inc., a privately-held company operating the Lansing Ice & Gymnastic Center; and Landings Restaurant, Inc., a privately-held company operating the Landings Restaurant. In addition, Mr. Miller is a Director of Capitol Bancorp Limited, a publicly-held bank holding company. Mr. Miller received a Bachelor of Business Administration from Michigan State University.

         MICHAEL E. DUNN, age 55, became a one of our Directors in January 1999. Mr. Dunn has been a member, shareholder and the President of Dunn Swan & Cunningham, A Professional Corporation, since February 28, 1995. From August 1994 until December 7, 1998, when acquired by The Kroll-O'Gara Company, Mr. Dunn served as a Director of Laboratory Specialists of America, Inc., a forensic drug testing company. From April 1980, he has been a shareholder and director of Zrenda Dunn & Swan and has served as President since April 1992. He has been the owner of the Woodlake Racquet Club, a recreational athletic club, since 1981. Mr. Dunn was graduated from the University of Oklahoma College of Law in 1972, and holds a B.B.S. in accounting and pursued graduate studies at the University of Oklahoma.

         JUDITH H. HENKELS, age 46, is the founder of Capella Group and has 25 years of business experience, with a concentration in accounting, finance and healthcare. She has over 10 years of experience in the healthcare industry. Prior to starting Capella Group she was the Executive Vice President and CFO for Linnaeus, Inc. during the period 1994 through 1997. Linnaeus is a managed care systems company and owned a Third Party Administrator (TPA). While at Linnaeus, Ms. Henkels was instrumental in selling the TPA and finding new venture capital to support the ongoing operations of the systems company. From 1991 through 1994, Ms. Henkels was CFO and Executive Vice President for Premier BioResources, Inc., a company that owned and operated plasma centers throughout the U.S. From 1985 through 1991 Ms. Henkels worked for The BOC Group (a British conglomerate) in their healthcare segment. She held various Controllership roles in the anesthesia, critical care and home health care divisions and was the first woman to hold the role of Vice President in BOC throughout the world. Prior to BOC, Ms. Henkels also held financial positions in the Worthington Division of Dresser Industries (formerly McGraw Edison) and the accounting firm Ernst & Whinney, now Ernst & Young. Ms. Henkels is a Certified

Public Accountant, and holds an MBA degree from Rutgers University where she graduated number one in her class, and a B.A. degree from Iowa State University.


         BOBBY R. RHODES, age 34, Vice President of Provider Relations, joined Capella Group in 1998. He has extensive experience in the medical provider side of the business, having worked as Business Office Manager for Cardiovascular Provider Resources, an MSO group of 58 cardiologists, from 1997-1998, Claims Manager/Operations Manager for Baylor-Health Texas, a physician organization with 135 family practice doctors, from 1996-1997, and as Claims Manager for Heritage Southwest Medical Group and Metropolitan Life from 1989 to 1996. Mr. Rhodes, an ex-pro football player, attended the University of Texas at Austin from 1985 through 1989.

         DIRECTORS APPOINTED BY MR. KRUGER

         PAUL A. KRUGER, age 46, began serving as our Chief Executive Officer and Chairman of our Board of Directors in December 2000. Mr. Kruger has more than 25 years experience with the financial services industry. Beginning in 1980 until February 1996, Mr. Kruger was employed by United Bank Club Association, Inc. and served as President and Chief Executive Officer. During this period, United Bank Club Association grew to more than 350 employees with operational and sales branches in Michigan, Florida, Arizona, Texas and Mexico providing financial enhancement services to more than 2,000 institutions serving more than six million customers in the United States, Puerto Rico, U.S. Virgin Islands and Mexico. In 1997, Mr. Kruger became the Chairman of the Board of Directors of Paceco Financial Services. Mr. Kruger also currently holds managing officer positions in both Hildalgo, L.C. and Onward, L.L.C., two privately-held companies. Mr. Kruger became a director of PalWeb Corporation, on July 9, 1999 and became Chairman of the Board of Directors and Chief Executive Officer on January 22, 2000. PalWeb Corporation is a publicly-held development stage company engaged in the manufacturing and marketing of plastic pallets and the design, manufacture and sale of large plastic injection molding machines and systems. Palweb Corporation is the parent of Paceco Financial Services, Inc. In 1999 Mr. Kruger became Chairman of Foresight, Inc. Mr. Kruger holds a Bachelor of Business Administration/Accounting received from Cameron University and a Juris Doctorate from the Oklahoma City University School of Law.

         JOHN SIMONELLI, age 54, became one of our Directors in December 2000. Beginning in August 1999, Mr. Simonelli became our consultant and provided corporate acquisition and merger consulting services. From March 1994 until July 1999, Mr. Simonelli was employed by Laboratory Specialists of America, Inc. and served as Chairman of the Board, Chief Executive Officer and Secretary, and a Director until December 7, 1998. Laboratory Specialists of America, Inc. is engaged in forensic drug testing and was formerly publicly-held until acquired by The Kroll-O'Gara Company by merger. Mr. Simonelli served as a Director, Chief Executive Officer and Secretary of Vantage Capital Resources, Inc. from March 1996 until its merger with The Vialink Company (formerly Applied Intelligence Group, Inc.) and thereafter served as a Director and Vice President of The Vialink Company until October 14, 1996.

         MARK R. KIDD, age 34, became our Chief Financial Officer and Controller and Secretary in August 1999 and a Director in December 2000. Mr. Kidd also serves as President, Chief Operating Officer, Secretary and a Director of Foresight. Mr. Kidd became a director of PalWeb Corporation on January 22, 2000. Mr. Kidd began serving as President of Paceco Financial Services, Inc. in March 1998. Paceco Financial Services, Inc. is a wholly-owned subsidiary of PalWeb Corporation that provides various financial services. From January 1997 until March 1998, he served as Senior Vice President and Chief Financial Officer of Republic Bank of Norman. From May 1988 through 1996, Mr. Kidd was employed by the public accounting firm of Arthur Andersen. Mr. Kidd is a Certified Public Accountant and holds a B.B.A. in accounting from Southern Methodist University.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file.

         Based solely on our review of the copies of the forms we received covering purchase and sale transactions in our common stock during 2000, we believe that each person who, at any time during 2000, was a director, officer or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during 2000, except Kent H. Webb, one of our Directors, failed to timely file two reports covering his purchase of 25,000 shares of our common stock in three separate transactions.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During 2000, the Board of Directors held two meetings and took action three times through unanimous approval of a written record and memorandum of action in lieu of meeting. All of the directors were present at the meetings. In 1999 we established the Compensation Committee and Audit Committee. Other than the Compensation Committee and Audit Committee, the Board of Directors does not have any other standing committees.

         COMPENSATION COMMITTEE. Messrs. Webb and Kidd serve on the Compensation Committee at the pleasure of the Board of Directors. The Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for our executive officers and employees. The Compensation Committee also reviews the succession planning for key executive personnel, monitors employee relations issues and oversees senior management structure. Members of the Compensation Committee met jointly with our Board during 2000. All actions taken regarding the functions of this Committee were taken by the Board.

         AUDIT COMMITTEE. Messrs. Kidd, Webb, and Miller serve on the Audit Committee at the pleasure of the Board of Directors. The Audit Committee assists in the selection of our independent accountants and is responsible for designating those services to be performed by and maintaining effective communication with our independent accountants. In the performance of its functions, our audit committee

o reviewed and discussed the audited consolidated financial statements for 2000 with our Board of Directors,

o received the written disclosures and the letter from our independent accountants required by Independence Standards Board Standard No. 1 and discussed with the independent accountants their independence, and

o recommended to our Board of Directors that the audited financial statements as of and for the year ended December 31, 2000 be included in our annual report on Form 10-KSB for filing with the Securities and Exchange Commission.


No matters described within the scope of Statement on Auditing Standards 61, Communications with Audit Committees, arose during 2000 that required discussion with our independent accountants. The committee considered whether the non-financial statement audit services provided by our independent accounts affected their independence. Our audit committee is comprised of Mark R. Kidd, Kent H. Webb and Lyle W. Miller. During 2000, Michael E. Dunn served on the audit committee. Each of Messrs. Webb and Miller is an "independent director" within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. Mr. Kidd does not qualify as an "independent director." The audit committee's written charter was provided to our shareholders as an appendix to our proxy statement of our 2000 annual shareholders meeting. The audit committee met twice formally with our Board of Directors and met informally by telecommunications on three other occasions during 2000.

PACECO FINANCIAL SERVICES, INC.

         On April 3, 2000, Paceco Financial Services, Inc. ("Paceco") became an indirectly-wholly-owned subsidiary of PalWeb Corporation. Paceco is engaged in the business of making consumer and small business loans and is regulated as an "investment certificate issuer" by the Oklahoma Department of Securities. In connection with an examination of Paceco in March 1999, the Oklahoma Department of Securities determined that certain Paceco activities, including the ownership of real estate and the ownership of equity securities, were no longer going to be allowed and did not comply with the provisions of the Oklahoma Securities Act relating to the permissible activities of investment certificate issuers. As a result of such determination, Paceco ceased making any new investments not permissible to investment certificate issuers.

         Pursuant to Notice to Depositors dated October 10, 2000 and December 20, 2000, Paceco notified the holders of passbook savings accounts and time certificates that Paceco was entering into a four-year plan, which commenced in December 2000, to liquidate all passbook savings accounts and time certificates. At current market values, the net assets of Paceco are inadequate to redeem time certificates and to honor passbook savings account withdrawals. Under this plan, 20% of the principal amount plus accrued interest will be redeemed and paid each year. As of December 31, 2000, Paceco had approximately $5,250,000 in outstanding investment certificate liabilities including accrued interest. The redemption and interest payments are to be funded from the sale of certain assets of Paceco. These assets include 43,500,000 shares of PalWeb Corporation common stock which are to be sold through the open market or private sales pursuant to an option to put the shares to Mr. Kruger for an amount sufficient to make the annual redemption and interest payments. Paceco estimates that these shares must be sold for at least $0.12 per share in order to provide sufficient funds to redeem or repay the holders of the outstanding investment certificates in full. On April 19, 2001, the PalWeb Corporation common stock had a closing best bid price of $0.03 per share.

         The Oklahoma Department of Securities has issued a "no action" letter indicating that "the Department will not take action against Paceco, and its officers, directors, shareholders, employees and agents so long as the Plan is implemented as proposed and all certificate holders have received payment of their outstanding principal balances plus accrued interest by December 31, 2004.

         PalWeb Corporation and Paceco do not have any financial or business relationships with us. However, Paul A. Kruger, who serves as our Chief Executive Officer and Chairman of the Board, serves as Chief Executive Officer and Chairman of the Board of PalWeb Corporation and as a director of PaceCo Financial Services. Mark R. Kidd, who serves as one of our Directors and our Chief Financial Officer and Controller and Secretary, serves as a director of PalWeb Corporation and President of PaceCo Financial Services. In addition, Lyle W. Miller, who serves as one of our Directors, serves as Vice President of Marketing and one of the directors of PalWeb Corporation.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE OFFICERS COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth the compensation during 2000, 1999 and 1998, paid or accrued, of Larry E. Howell and Paul A. Kruger, our Chief Executive Officers during 2000. Mr. Howell became our President and Chief Executive Officer in August 1999 and served until December 29, 2000, at which time Mr. Kruger was elected Chief Executive Officer. During 1998 and 1997 Messrs. Howell and Kruger did not receive any compensation. None of our executive officers received compensation in excess of $100,000 during 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                                            LONG-TERM
                                                                                                          COMPENSATION
                                                                                                             AWARDS
                                                                                                          ------------
                                                                              ANNUAL COMPENSATION(1)      COMMON STOCK
                                                                              ----------------------       UNDERLYING
NAME AND PRINCIPAL POSITION                                        YEAR       SALARY(2)     BONUS(3)        OPTIONS
---------------------------                                        ----       --------      -------       ------------
Larry E. Howell..................................................  2000        $36,000      $60,000          10,000
  President and Chief Executive Officer                            1999        $15,000      $    --              --
                                                                   1998        $    --      $    --              --

Paul A. Kruger...................................................  2000        $ 9,000      $    --          10,000
  President and Chief Executive Officer                            1999        $    --      $    --              --
                                                                   1998        $    --      $    --              --

------------------------
(1) The named executive officer received additional non-cash compensation, perquisites and other personal benefits; however, the aggregate amount and value thereof did not exceed 10% of the total annual salary and bonus paid to and accrued for the named executive officer during the year.
(2) Dollar value of base salary (both cash and non-cash) earned during the year.
(3)      Dollar value of bonus (both cash and non-cash) earned during the year.

AGGREGATE OPTION GRANTS AND EXERCISES IN 2000 AND YEAR-END OPTION VALUES

         STOCK OPTIONS AND OPTION VALUES. On December 29, 2000, we granted 10,000 stock options to Messrs. Howell and Kruger of which 10,000 were granted under our stock option plan, each exercisable for the purchase of one share of our common stock at an exercise price of $1.25 per share. The following table sets forth information related to options granted to the named executive officers during 2000.

                                                                                    INDIVIDUAL GRANTS
                                                                 ---------------------------------------------------
                                                                                 PERCENT OF
                                                                               TOTAL OPTIONS
                                                                   NUMBER        GRANTED TO   EXERCISE
                                                                 OF OPTIONS       EMPLOYEES   PRICE PER   EXPIRATION
                                                                  GRANTED         IN 2000       SHARE        DATE
                                                                 ----------    -------------  ---------   ----------
Larry E. Howell, Chief Executive Officer(1)...........             10,000           12.5%       $1.25      12/29/05

                                      -38-

Paul A. Kruger, Chief Executive Officer...............             10,000           12.5%       $1.25      12/29/05

------------------------
(1) Mr. Howell served as our Chief Executive Officer during 2000 until Mr. Kruger was elected as our Chief Executive Officer on December 29, 2000.

         AGGREGATE STOCK OPTION EXERCISE AND YEAR-END AND OPTION VALUES. The following table sets forth information related to the number and value of options held by the named executive officer at December 31, 2000. During 2000, no options to purchase our common stock were exercised by the named executive officers.

                                                                                         VALUE OF UNEXERCISED
                                                        NUMBER OF UNEXERCISED                IN-THE-MONEY
                                                            OPTIONS AS OF                   OPTIONS AS OF
                                                         DECEMBER 31, 2000              DECEMBER 31, 2000(1)
                                                    ----------------------------    ----------------------------
NAME                                                EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                                                -----------    -------------    -----------    -------------
Larry E. Howell, Chief Executive Officer(2).......    10,000            --            $ -0-            $ -0-
Paul A. Kruger, Chief Executive Officer...........    10,000            --            $ -0-            $ -0-

------------------------
(1) The closing sale price of our common stock as reported on the Nasdaq SmallCap Market on December 29, 2000 was $1.13. The per-share value is calculated based on the applicable closing sale price per share, minus the exercise price, multiplied by the number of shares of Common Stock underlying the options. Because the exercise price of the stock options exceeded the closing sale price of our common stock on Decmeber 29, 2000, the options did not have any value at December 31, 2000.
(2) Mr. Howell served as our Chief Executive Officer during 2000 until Mr. Kruger was elected as our Chief Executive Officer on December 29, 2000.

STOCK OPTION PLAN

       For the benefit of our employees, directors, independent contractors and consultants, we have adopted the Precis Smart Card Systems, Inc. 1999 Stock Option Plan which is described in more detail under Proposal Two -- Approval of Amendment of Our 1999 Stock Option Plan. As of the date of this Proxy Statement, 30,000 stock options, each exercisable for the purchase of one share of our common stock, have been granted under the Plan. Of these options, 10,000 of these stock options are exercisable on or before May 8, 2003 at a purchase price of $6.00 per share and 20,000 are exercisable on or before December 29, 2005 at a purchase price of $1.25 per share.

COMPENSATION OF DIRECTORS

       Other than through the receipt of discretionary stock option grants, our directors are not compensated for attending Board or committee meetings. Directors who are also our employees receive no additional compensation for serving as Directors or on committees. We reimburse our directors for travel and out-of-pocket expenses in connection with their attendance at meetings of our Board. On February 8, 2000, we granted one of our former executive officers and Directors stock options exercisable for the purchase of 10,000 shares of our common stock for $6.00 per share. On December 29, 2000, we granted options to each of our seven Directors exercisable for 10,000 shares of our common stock for $1.25 per share. The purchase price of the shares was in excess of the closing sale price of our common stock on the date of grant.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

       As permitted by the provisions of the Oklahoma General Corporation Act, our Certificate of Incorporation eliminates the monetary liability of our directors for a breach of their fiduciary duties as directors. However, these provisions do not eliminate a director's liability

o for a breach of the director's duty of loyalty to us or our shareholders,

o for acts or omissions by a director not in good faith or which involve intentional misconduct or a knowing violation of law,

o arising under Section 1053 of the Oklahoma General Corporation Act relating to the declaration of dividends and purchase or redemption of shares in violation of the Oklahoma General Corporation Act, or

o for any transaction from which the director derived an improper personal benefit.

       In addition, these provisions do not eliminate liability of a director for violations of federal securities laws, nor do they limit our rights or your and our other shareholders rights, in appropriate circumstances, to seek equitable remedies including injunctive or other forms of non-monetary relief. These remedies may not be effective in all cases.

       Our Bylaws require us to indemnify our directors and officers. Under these provisions, when an individual in his or her capacity as an officer or a director is made or threatened to be made, a party to any suit or proceeding, the individual may be indemnified if he or she acted in good faith and in a manner reasonably believed to be in or not opposed to our best interest. Our Bylaws further provide that this indemnification is not exclusive of any other rights to which the individual may be entitled. Insofar as indemnification for liabilities arising under our Bylaws or otherwise may be permitted to our directors and officers, we have been advised that in the opinion of the Securities and Exchange Commission the indemnification is against public policy and is, therefore, unenforceable.

       On December 29, 2000, we entered into indemnification agreements with each of our directors and executive officers. Under these indemnification agreements we agreed to pay on behalf of the indemnitee, and his or her executors, administrators and heirs, any amount that he or she is or becomes legally obligated to pay because the

o indemnitee served as one of our directors or officers, or served as a director, officer, employee or agent of a corporation, partnership, joint venture, trust or other enterprise at our request or

o indemnitee was involved in any threatened, pending or completed action, suit or proceeding by us or in our right to procure a judgment in our favor by reason that the indemnitee served as one of our directors or officers, or served as a director, officer, employee or agent of a corporation, partnership, joint venture, trust or other enterprise at our request.

To be entitled to indemnification, indemnitee must have acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to our best interests. In addition, no indemnificaiton is required if the indemnitee is determined to be liable to us unless the court in which the legal proceeding was brought determines that the indemnitee was entitled to indemnification. The costs and expenses covered by these agreements include expenses of investigations, judicial or administrative proceedings or appeals, amounts paid in settlement, attorneys' fees and disbursements, judgments, fines, penalties and expenses of enforcement of the indemnification rights.

EMPLOYMENT ARRANGEMENTS AND LACK OF KEYMAN INSURANCE

       On January 3, 2001, we entered into employment agreements with Paul A. Kruger and Mark R. Kidd. Each agreement is for a term of three years; however, the term is automatically extended for additional one-year terms, unless we or Messrs. Kruger or Kidd gives notice of termination on or before June 30 in the year of termination, commencing June 30, 2003. These agreements provide, among other things,

o        an annual base salary of $60,000 for Mr. Kruger and $120,000 for Mr.
         Kidd,

o        bonuses at the discretion of the Board of Directors,

o entitlement to fringe benefits including medical and insurance benefits as may be provided to our other senior officers;

o eligibility to participate in our incentive, bonus, benefit or similar plans; and

o limited salary continuation during any period of temporary or permanent disability, illness or incapacity to substantially perform the services required under the agreement or in the event of employee's death.

These agreements require Messrs. Kruger and Kidd to devote the required time and attention to the business and affairs necessary to carry out their respective responsibilities and duties. Messrs. Kruger and Kidd may hold executive positions with other entities and own interests in, manage or otherwise operate other businesses, so long as they do not directly compete with us. The agreements may be terminated by Mr. Kruger or Mr. Kidd upon 90-day advance notice or by us upon 30-day advance notice for "good cause" or failure to correct of any breach or default within the 30 days. "Good cause" includes commitment of a felony (excepting any felony traffic offense) or any crime directly related to the employment which causes a substantial detriment to us, actions contrary to our best interest, willful failure to take actions permitted by law and necessary to implement our written policies, continued failure or refusal to attend to duties, or willful misconduct materially and demonstrably injurious to us, financially or otherwise.

       As of the date of this Proxy Statement, we do not maintain any keyman insurance on the life or disability of our executive officers.

                                  PROPOSAL FIVE

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

       Our Board of Directors has appointed Murrell Hall McIntosh & Co., PLLP as our independent accountants for the year ending December 31, 2001. Murrell Hall McIntosh & Co., PLLP has been our independent accountants and auditor since 1999 and the independent accountants of The Capella Group, Inc. since January 2001. A proposal will be presented at the Annual Meeting asking you and our other shareholders to ratify the appointment of Murrell Hall McIntosh & Co., PLLP as our independent accountants and auditor. If our shareholders do not ratify the appointment of Murrell Hall McIntosh & Co., PLLP, our Board will reconsider the appointment.

       A representative of Murrell Hall McIntosh & Co., PLLP will be present at the Annual Meeting. Such representative will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

INDEPENDENT ACCOUNTANTS' FEES


       The following categories of aggregate fees were billed by Murrell Hall McIntosh & Co., PLLP for professional services:

o AUDIT FEES - $22,750 for services rendered for the annual audit of our 2000 consolidated financial statements and review of the financial statements included in our quarterly reports on Form 10-QSB for the interim periods ending March 30, June 30 and September 31, 2000,

o FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES - No fees were billed for services rendered in connection with the design or implementation of hardware or software systems that aggregate source data underlying the financial statements or generate information that is significant to the financial statements taken as a whole, and

o ALL OTHER FEES - $3,775 for tax services and $12,013 for non-financial statement audit services related to the merger-acquisition of Foresight, Inc., and for all other services consisting primarily of assistance not associated with the 2000 financial statements.


Although we expect to utilize the services of Murrell Hall McIntosh & Co., PLLP and possibly other firms to assist in non-financial statement audit services on an as-needed basis, our management makes all decisions with respect to the need for this assistance and for designing, establishing and maintaining our information systems and system of internal accounting controls.

REQUIRED VOTE

       The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting on this proposal is required for the adoption of this proposal. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether this proposal has received the vote of a majority of the shares present at the Annual Meeting.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

       Our Board of Directors recommends a vote "FOR" ratification of the appointment of Murrell Hall McIntosh & Co., PLLP as our independent accountants and auditor. Proxies solicited by the Board of Directors of the Company will be so voted unless shareholders specify a contrary choice.

                              CERTAIN TRANSACTIONS

       Set forth below is a description of transactions entered into between us and certain of our officers, directors and shareholders during this year, 2000 and 1999. Certain of these transactions may result in conflicts of interest between us and such individuals. Although our officers and directors have fiduciary duties to us, you and our other shareholders, there can be no assurance that conflicts of interest will always be resolved in our favor or in favor of our shareholders.

       Under 10 separate promissory notes, Kent H. Webb, M.D. loaned $254,743 to us from 1997 through June 30, 1999. These shareholder loans were evidenced by promissory notes. The principal amount of those notes issued before September 30, 1998, accrued interest at 25% per annum until September 30, 1998, and thereafter at the 15% per annum rate. In January 1998, we repaid one of the promissory notes in the principal amount of $25,000. The remaining outstanding promissory notes became due on March 9, 2000 and the principal amounts were paid, together with interest of $32,548.

       The terms of Dr. Webb's loans made prior to 1999 were approved and ratified unanimously by our four independent directors, each of whom did not have an interest in these loans and had access to our independent legal counsel at our expense. At the time these loans were made in 1999, we did not have sufficient disinterested independent directors to ratify the terms of the loans. Because the 1999 loan terms were the same as the earlier loans, our board of directors believes that the terms of the loans by Dr. Webb were at least as favorable as could be obtained from unaffiliated third parties.

       During 2000, the law firm of Dunn Swan & Cunningham, our legal counsel, was paid $248,936 and we agreed to issue 2,000 shares of our common stock in payment of $20,000 for performed legal services. In addition, we reimbursed Dunn Swan & Cunningham $5,079 for expenses advanced on our behalf. These legal services were performed and expenses advanced during 1998, 1999, and 2000 in connection with our private placement offering, initial public offering, the merger-acquisition of Foresight, Inc. and general corporate matters. During 1998 and 1999, Dunn Swan & Cunningham was not paid for its legal services.

       Pursuant to the Agreement and Plan of Merger dated March 21, 2000, as amended and approved by shareholders on November 29, 2000, Foresight, Inc., an Oklahoma corporation, merged with and into our subsidiary and become our wholly-owed subsidiary on December 7, 2000. Pursuant to this merger agreement, on December 7, 2000, we issued and delivered 166,667 shares of our series A preferred stock and 450,000 shares of our common stock to Paul A. Kruger and 50,000 shares of our common stock to Mark R. Kidd. In addition, we agreed to issue and deliver to Messrs. Kruger and Kidd, the former shareholders of Foresight one share of common stock for each dollar of the greater of our and Foresight's combined or consolidated income before income tax expense, plus the goodwill amortization attributable to the acquisition of Foresight, during 2000, 2001, 2002 or 2003, less the shares of common stock previously delivered to them. Messrs. Kruger and Kidd acquired their ownership of Foresight, Inc. by exchanging their ownership in Universal Marketing Services, Inc. for ownership of Foresight, Inc.


       Our offices and operations are located in offices occupied under a lease agreement with Onward, L.L.C., which expires December 31, 2004 and requires payment of monthly rent of $13,812. Onward, L.L.C. is wholly-owned by Paul A. Kruger, our Chief Executive Officer and Chairman of the Board. During 2000 and the three months ended March 31, 2001, we paid total rental payments of $13,812 and $41,436, respectively, to Onward, L.L.C.


       On January 3, 2001, we entered into consulting agreements with each of Larry E. Howell and John Simonelli. For our acquisition of any entity introduced to us or our affiliate during the terms of these agreements, each of Messrs. Howell and Simonelli will be entitled to receive a fee of (i) 2.5% of up to $1 million of value paid or received in the transaction, (ii) 2% of the next $1 million of value, (iii) 1.5% of the next $1 million of value, (iv) 1% of the next $1 million of value, and (v) 0.5% of the value in excess of $4 million. They are also entitled to reimbursement of reasonable expenses and provided an office, secretarial support, equipment and supplies at our cost. These agreements are for three-year terms ending December 31, 2003, automatically extendable for one-year periods after 2003, unless six-month advance notice of termination is given by us or Mr. Howell or Mr. Simonelli. They are required to maintain confidentiality of any and all non-public information provided to them by us. With respect to the acquisition of Foresight, Inc., each of Messrs. Howell and Simonelli were paid $60,000 in January 2001. Upon completion of the Capella Group merger-acquisition, each of Messrs. Howell and Simonelli will become entitled to fees based upon value of the merger consideration delivered to Capella Group shareholders pursuant to these consulting agreements. On a pro forma basis, we anticipate that each of these fees will be $113,533, without considering the value of the additional shares of our common stock that may be delivered to the shareholders of Capella Group based upon Capella Group's adjusted 2001 net income before tax expense.

                     PRICE RANGE OF COMMON STOCK; DIVIDENDS

       MARKET PRICES. Our common stock is traded in the over-the-counter market and is quoted on Nasdaq SmallCap Market System under the symbol PCIS and is listed on the Boston Stock Exchange under the symbol PCI. Prior to February 9, 2000, there was no public trading market for our common stock. The closing sale prices reflect inter-dealer prices without adjustment for retail markups, markdowns or commissions and may not reflect actual transactions. The following table sets forth the high and low sale prices of our common stock during the calendar quarter presented as reported by the Nasdaq SmallCap Market System.

                                                           CLOSING SALE PRICE
                                                          -------------------
                                                              COMMON STOCK
                                                          -------------------
QUARTER ENDED                                               HIGH         LOW
-------------                                             -------       -----
March 31, 2001                                            $  4.62       $1.25

December 31, 2000...................................         2.75        1.00
September 30, 2000..................................         4.44        1.88
June 30, 2000.......................................         7.88        3.50
March 31, 2000......................................        10.63        7.38

       On April 19, 2001, the closing sale price of our common stock as quoted on Nasdaq SmallCap Market was $3.80. On April 19, 2001, there were approximately 720 holders of our common stock.

         The market price of our common stock is subject to significant fluctuations in response to, and may be adversely affected by

o        variations in quarterly operating results,

o        changes in earnings estimates by analysts,

o developments in the consumer membership industry or computer software industry generally and more particularly the smart card industry and the industries served thereby,

o adverse earnings or other financial announcements of our customers or clients,

o announcements and introductions of product or service innovations or new contracts by us or our competitors, and

o        general stock market conditions.

       If we fail to meet the minimum requirements, our common stock will be delisted by Nasdaq and the Boston Stock Exchange and will become tradable on the over-the-counter market, which will adversely affect the sale price of our common stock. In order to continue inclusion of our common stock on Nasdaq and the Boston Stock Exchange minimum listing requirements must be met. In the event these minimum requirements for inclusion are not met, our common stock

o will be delisted and no longer included on the Nasdaq SmallCap Market and the Boston Stock Exchange,

o        will then be traded in the over-the-counter market, and

o        may become subject to the "penny stock" trading rules.

The over-the-counter market is volatile and characterized as follows:

o the over-the-counter securities are subject to substantial and sudden price increases and decreases,

o at times the price (bid and ask) information for the securities may not be available,

o if there are only one or two market makers, there is a risk that the dealers or group of dealers may control the market in our common stock and set prices that are not based on competitive forces, and

o the actual sale price ultimately obtained for a block of stock may be substantially below the quoted bid price.

Consequently, the market price of our common stock will be adversely affected if our common stock ceases to be included on the Nasdaq SmallCap Market and the Boston Stock Exchange.

       If our common stock is delisted from the Nasdaq SmallCap Market and the Boston Stock Exchange and does not trade on another national securities exchange, our common stock may become subject to the "penny stock" rules. A "penny stock" is generally a stock that

o      is only listed in "pink sheets" or on the NASD OTC Bulletin Board,

o      has a price per share of less than $5.00 and

o      is issued by a company with net tangible assets less than $2 million.

The penny stock trading rules will impose additional duties and responsibilities upon broker-dealers and salespersons recommending the purchase or sale of a penny stock. Required compliance with these rules will

o materially limit or restrict the ability to resell our common stock, and

o the liquidity typically associated with other publicly traded stocks may not exist.

DIVIDEND POLICY

       Our dividend policy is to retain our earnings, if any, to support the expansion of our operations. Our Board of Directors does not intend to pay cash dividends on the common stock in the foreseeable future. Any future cash dividends will depend on future earnings, capital requirements, our financial condition and other factors deemed relevant by our Board of Directors. While our series A preferred stock is outstanding, no dividends may be paid on our common stock until all dividends then due on the series A preferred stock have been paid.

                             THE CAPELLA GROUP, INC.

       The Capella Group, Inc. was formed in February 1997 for the purpose of offering savings on healthcare services throughout the United States to persons who are underinsured, a population encompassing over 120 million people. Capella Group offers these savings by accessing the same preferred provider organizations (PPO's) that are utilized by the insurance companies. These networks save an average of 10% to 80% on all types of medical related expenses, including those of doctors, hospitals, ancillary service providers, dentists, vision care centers, pharmacies, chiropractors, alternative care providers, mail order hearing aids, laser eye surgery, air ambulance and veterinarians.

       These programs also include a 24-hour nurse hotline and savings on legal services. The Precis Instacare emergency medical card has also recently been added to the programs. Program pricing ranges from $9.95 to $54.95 per month depending on the program elements selected.

       Capella Group's programs are sold primarily through a network marketing strategy under the name Care Entree. Capella Group also offers its programs through a number of companies under their names and private labels. The Care Entree programs are designed to benefit health care providers as well as the network members. Providers commonly give reduced or preferred rates to PPO networks in exchange for steerage of patients; however, the providers must still file claim forms and wait 30 to 60 days to be paid for their services. The Care Entree programs utilize these same networks to obtain the same savings for its program members; however, the healthcare providers are paid immediately for their services and are not required to file claim forms. Capella Group provides transaction facilitation services to both the program member and the healthcare provider. As of March 31, 2001, Capella Group had approximately 83,028 covered lives utilizing its programs.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

       THE FOLLOWING DISCUSSION OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION IS BASED UPON AND SHOULD BE READ IN CONJUNCTION WITH CAPELLA GROUP'S FINANCIAL STATEMENTS AND NOTES CONTAINED LATER IN THIS PROXY STATEMENT.

RESULTS OF OPERATIONS

       The following table sets forth selected results of Capella's operations for the years ended December 31, 2000 and 1999 and the three months ended March 31, 2001 and 2000. This information was taken from Capella's financial statements appearing elsewhere in this Proxy Statement.

                                      For the Year Ended December 31,        For the Three Months Ended March 31,
                                 ----------------------------------------- ----------------------------------------
                                         2000                 1999                 2001                2000
                                 -------------------- -------------------- -------------------- -------------------
                                   Amount    Percent    Amount    Percent    Amount    Percent   Amount    Percent
                                 ---------- --------- ---------- --------- ---------- --------- --------- ---------
Product and service revenues...   $5,615,687  100.0%  $1,667,775   100.0%  $2,949,838   100.0%  $ 794,185  100.0%
                                 ----------  ------   ----------  ------   ----------  ------   ---------  -----
Expenses
    Product and service costs..    1,542,629   27.5      532,305    31.9      700,564    23.8     201,227   25.3
    Sales and marketing costs..    2,318,658   41.3      688,351    41.3    1,210,964    41.0     304,463   38.4
                                 ----------  ------   ----------  ------   ----------  ------   ---------  -----
        Gross margin...........    1,754,400   31.2      447,119    26.8    1,038,310    35.2     288,495   36.3
                                 ----------  ------   ----------  ------   ----------  ------   ---------  -----
General and administrative.....    1,324,335   23.6      429,009    25.7      508,000    17.2     176,836   22.3
                                 ----------  ------   ----------  ------   ----------  ------   ---------  -----
Operating income...............      430,065    7.6       18,110     1.1      530,310    18.0     111,659   14.0
Other expense
Interest expense...............       22,079     .4        1,328      .1       19,095      .7         155     --
                                 -----------  ------  ----------  ------   ----------  ------   ---------  -----
Income before income taxes.....      407,986    7.2       16,782     1.0      511,215    17.3     111,504   14.0
Provision for income taxes.....      128,982    2.3        3,586      .2      183,565     6.2      28,049    3.5
                                 -----------  ------  ----------  ------   ----------  ------   ---------  -----
Net income ....................   $  279,004    4.9%  $   13,196      .8%  $  327,650    11.1%  $  83,455   10.5%
                                 ===========  ======  ==========  ======   ==========  ======   =========  =====

       COMPARISON OF THE THREE-MONTH PERIODS ENDED MARCH 31, 2001 AND 2000

       Gross revenue during the three months ended March 31, 2001 (2001 1st Quarter) increase $2,155,653, a 271% increased to $2,949,838 from $794,185 during the same period in 2000 (2000 1st Quarter). This increase was attributable to a 267% increase in memberships in the Capella Group's Care Entree programs. Also, the 2001 1st Quarter reflects an increase in private label business of $195,666 for clients that signed with Capella Group during 2000.

       Revenue from the Care Entree programs increased by $1,552,813, an increase of 450%, to $1,897,578, which was the result of more production by the independent marketing representatives. Approximately 3,361 new representatives were added in the 2001 1st Quarter, which increased Capella Group's independent marketing representatives to 7,169 at March 31, 2001 compared to 2,536 at March 31, 2000. Revenues attributable to enrollment fees, sales aids, and other products increased by $407,174, or 247% in 2001, to $571,715. These revenues are the direct result of increased enrollments of both members and representatives. Purchases of products by the representatives to assist them in product sales increased as a result of Capella Group's first annual Mini-Convention held in March 2001.

       Product and service costs increased by $499,337 or 248% to $700,564 in the 2001 1st Quarter from $201,227 in the 2000 1st Quarter. These costs include network access fees, costs of producing new member information kits, providing customer service, printing and distribution of brochures and other sales aids, postage, and bank fees related to the drafting of member accounts. The most significant component of these costs was the network access fees, which totaled $323,645 in 2001 1st Quarter and $82,571 in the 2000 1st Quarter. Employee cost increased $133,317 to $227,092, from $93,775 in the 2000 1st Quarter. Cost of sales as a percentage of revenue dropped from 25.3% of revenue in the 2000 1st Quarter to 23.8% of revenues in the 2001 1st Quarter. This drop was the result of efficiencies achieved and lower per member per month rates charged by the networks as a result of a higher member base.

       Sales and marketing expenses increased to $1,210,964 in 2001 from $304,463, an increase of 298%. The most significant component of these costs is the commissions paid to the independent marketing representatives. These commissions totaled $1,134,041 in the 2001 1st Quarter, compared to $284,584 in the 2000 1st Quarter. Commissions as a percentage of sales increased to 38.4% in 2001 from 35.8% in the 2000 1st Quarter. This increase was attributable to a higher mix of member program fees as a percentage of total revenue, an increase in bonuses paid to the representatives in 2001, a higher override percentage earned as a direct result of more memberships being sold in lower levels of the organizations (thus earning the full override commission payout) and the opening of a bonus pool in the fourth quarter of 2000 that allows certain independent marketing representatives to receive bonuses measured by a percent of revenues. Other sales and marketing expenses consisted of salaries and employment costs of internal sales support staff, advertising expenses, and travel expenses.

       Total general and administrative expenses during the 2001 1st Quarter increased $331,164 to $508,000 from $176,836 during the 2000 1st Quarter. Salaries, benefits, and bonuses increased $180,101 in 2001 1st Quarter, accounting for the majority of the increase in operating expenses. These increases were the result of two factors: the increase in number of employees in 2001 and salaries and bonuses paid to Capella Group's officers and management. The employees were added in order to handle the increased sales volume that occurred in 2001 1st Quarter. Starting in the second quarter of 2000, the officers were paid their full salaries. The remainder of the increase in operating expenses was due to increases in travel expense, supplies, set-up fees to outsource the processing of member kits, rent for additional office space, amortization of capitalized leases on digital copiers, and other miscellaneous items.

       During the 2001 1st Quarter income before income taxes increased $399,711, a 358% increase, to $511,215 from $111,504 during the 2000 1st
Quarter. After provision for income taxes of $183,565, net income increased $244,195, a 293% increase, to $327,650 during the 2001 1st Quarter from $83,455 during the 2000 1st Quarter. As a percentage of sales, net income increased from 10.5% in the 2000 1st Quarter to 11.1% in the 2001 1st Quarter.

       COMPARISON OF THE YEARS ENDED DECEMBER 31, 2000 AND 1999

       Gross revenue during 2000 increased $3,947,912, a 237% increase to $5,615,687 from $1,667,775 during 2000. This increase was due to a number of factors, but was primarily due to the more than three years of operations and development of performance record demonstrating Capella Group's ability to operate its programs and provide the services offered. A number of clients and representatives are not willing to buy from or work with a new company until a track record has been established.

       Revenue from the Care Entree programs increased by $3,081,594, an increase of 227%, to $4,437,201 in 2000, which was the result of more production by the independent marketing representatives. Approximately 5,300 new representatives were added in 2000 and covered lives increased by 42,570, which increased Capella Group's independent marketing representatives and covered lives to 4,849 and 58,653, respectively, at December 31, 2000. Revenue from private label clients increased by $186,228, to $201,177 in 2000 from $14,949 in 1999, which was primarily due to the addition of one new private label client in mid-2000. No revenue was received from this client in 1999. Revenues attributable to enrollment fees, sales aids and other products increased by $680,088, or 229% in 2000, to $977,308 in 2000 from $297,220 in
1999. These revenues were the direct result of increased purchases of products by the representatives to assist them in product sales.

       Product and service costs increased by $1,010,324 or 190% to $1,542,629 in 2000 from $532,305 in 1999. The most significant component of these costs is the network access fees, which totaled $710,565 in 2000 and $233,351 in 1999. These costs included network access fees, costs of producing new member information kits, providing customer service, printing and distribution of brochures and other sales aids, postage, and bank fees related to the drafting of member accounts. Cost of sales as a percentage of revenue dropped from 31.9% in 1999 to 27.5% in 2000. This drop was the result of efficiencies achieved and lower per member per month rates charged by the networks as a result of a higher member base.

       Sales and marketing expenses increased to $2,318,658 in 2000 from $688,351, an increase of 237%. The most significant component of these costs is the commissions paid to the independent marketing representatives. These commissions totaled $2,170,026 in 2000 compared to $565,319 in 1999. Commissions as a percentage of sales increased to 38.6% in 2000 from 33.9% in 1999. This increase was attributable to a higher mix of member program fees as a percentage of total revenue, an increase in bonuses paid to the representatives in 2000, a higher override percentage earned as a direct result of more memberships being sold in lower levels of the organizations (thus earning the full override commission payout) and the opening of a bonus pool in the fourth quarter of 2000 that allows certain independent marketing representatives to receive bonuses measured by a percent of revenues. Other sales and marketing expenses consist of salaries and employment costs of internal sales support staff, advertising expenses, and travel expenses.

       Total general and administrative expenses during 2000 increased $895,326 to $1,324,335 in 2000 from $429,009 during 1999. Salaries, benefits, and bonuses of $382,161 accounted for the majority of the increase in operating expenses. These increases were the result of two factors: the increase in number of employees in 2000 and salaries and bonuses paid to Capella Group's officers. The employees were added in order to handle the increased sales volume that occurred in 2000. During 1999, Capella Group's officers received reduced salaries while Capella Group was in its start-up phase. During 2000, the officers were paid their full salaries and bonuses that offset some of the lower salaries from prior years. The remainder of the increase in operating expenses was due to increases in travel expense, supplies, bank charges, licensing fees, and other miscellaneous items.

       During 1999, Capella Group incurred a loss from funds misappropriated by a third party ACH processing bank that was doing the funds transfers from Capella Group's clients for their monthly membership payments. The bank misappropriated a total of $126,361. After legal proceedings were initiated, Capella recovered $70,000. The remaining $56,361 was recorded as a loss in 1999. Capella Group also canceled its contract with this bank and a different bank now performs these functions.

       During 2000 income before income taxes increased $391,204 to $407,986 from $16,782 during the 1999. After provision for income taxes of $128,982, net income increased $265,808 to $279,004 during 2000 from $13,196 during 1999. As a percentage of sales, net income increased from 0.8% in 1999 to 4.9% in 2000.

LIQUIDITY AND CAPITAL RESOURCES

       Operating activities for the three months ended March 31, 2001, provided net cash of $932,579 as the result of net income of $327,650, increased by depreciation and amortization of $58,969, a decrease in inventory of $21,102, an increase in accounts payable and accrued liabilities of $523,743. In addition, there were decreases totaling $1,115 in accounts receivable and prepaid expenses. During the three months ended March 31, 2001, Capella Group used $106,824 of cash for the purchase of property and equipment. Capella Group provided $1,400 from a reduction in long-term deposits. During the three months ended March 31, 2001, Capella Group made no distributions and paid no dividends to its shareholders.

       Operating activities for the year ended December 31, 2000, provided net cash of $650,497 as the result of net income of $279,004, increased by depreciation and amortization of $65,753, a decrease in inventory of $20,944, an increase in accounts payable and accrued liabilities of $255,359, and the recovery of $70,000 from the misappropriated funds by the ACH processing bank discussed above. These amounts were offset by an increase in accounts receivable and prepaid expenses of $40,563. During the year ended December 31, 2000 Capella Group used $77,128 of cash for the purchase of property and equipment, $32,841 for long-term deposits and $30,000 to repay a bank line of credit. During the years ended December 31, 2000 and 1999, Capella Group made no distributions and paid no dividends to shareholders.

       Capella Group currently has no commitments for capital expenditures in material amounts. Capella Group believes that its existing cash and cash from operations will be sufficient to fund its operations for the next 12 months. Because Capella Group's capital requirements cannot be predicted with certainty, there is no assurance that we will not require additional financing and there is no assurance that additional financing will be available on terms satisfactory to Capella Group or advantageous to its shareholders.

BUSINESS

       Capella Group is a Texas corporation organized in February 1997. Capella Group operates out of a single office in Grand Prairie, Texas.

INDUSTRY OVERVIEW

       The healthcare industry continues in a state of turmoil and crisis. It is estimated that the number of uninsured Americans is rising by over 1 million people per year and at December 31, 1999 it was estimated that 42.6 million were uninsured. [Source: "U.S. Census Bureau Statistics" published by the U.S. Department of Commerce.] Furthermore, it is estimated that in 1998
27 million families, one out of every three non-elderly families, spent more than 10% of their income on health care, including out-of-pocket costs, premiums they pay directly, and premiums they pay indirectly as lower wages when their employer pay the insurance premium. [Source: "Hidden From View: The Growing Burden of Health Care Costs," by Gail Shearer, CONSUMER UNION WASHINGTON D.C. OFFICE.] These trends are the direct result of significant increases in insurance rates due to increasing utilization by participants and soaring prescription drug prices. Industry forecasters are predicting double-digit inflation in insurance rates for the next five years. [Source:
ExpertTeam's(R)Health Care Analyst, Herb Loveless, M.D., Nov. 1999.] The average cost in 2000 was $5,600 to $6,351 per family per year. [Source: Knight Ridder Business News, September 8 and 11, 2000.].

       American citizens are utilizing healthcare services at an every increasing rate. Behind this phenomenon is the fact that insurance plans and healthcare management organizations are structured to actually encourage usage. Small co-pays such as $10 or $15 per office visit are common and encourage insured consumers to use the system more frequently because they generally do not perceive themselves as having ultimately to pay the full costs of the medical services.

       The failures of insurance companies and healthcare management organizations are now common occurrences. In 2000, over 934,000 people were abandoned by their healthcare management organizations, compared to 327,000 in 1999 and 407,000 in 1998. [Source: Newsweek, August 6, 2000.] A number of insurers have pulled out of certain states due to state regulations that no longer provide for a viable operating environment for many insurance companies. As a result of these health coverage cancellations, some portion of those formerly covered by medical insurance are required have to pay more for their coverage insurance, cannot obtain any coverage for pre-existing conditions or simply become uninsured for healthcare.

       Corporate America has been hit hard by the escalating insurance costs and many companies are reacting by increasing co-pays and deductibles and cutting benefits. Smaller businesses are hit particularly hard by these costs, often paying as much as 40% more than larger companies for the same insurance coverage. As a result, 46% of businesses with fewer than 100 employees do not offer any health benefits to their employees. [Source: Jamie Amarad, National Director of Health Care for the National Federal of Independent Business as reported by the Wall Street Journal, July 30, 2000.] Today's tight labor market, however creates a dilemma for the employer--they have difficulty hiring quality personnel if they do not offer health benefits, however, the cost of providing employee healthcare benefits is prohibitive or unaffordable.


       Tensions between medical providers and the payors are also escalating. The medical decision is often no longer in the hands of the doctor and the patient. Rather, administrators at healthcare management organizations and insurance companies determine the procedures to be performed. Doctors and hospitals are seeing their profits decline and are demanding higher compensation, particularly from the healthcare management organizations.


       As a result, uninsured patients are being forced as never before pay for the cost of their healthcare. Bills for care in doctors' offices and hospitals are often far higher than what an insurer would pay for the same services on behalf of someone having their insurance coverage. The uninsured patients have no one to broker deals for their care, so patients without coverage subsidize the lower premiums for those patients who have insurance.

THE CAPELLA GROUP SOLUTION

       Capella Group's programs were designed in response to the growing healthcare cost escalation and the number of people who can no longer afford insurance coverage. Capella Group believes that three factors must be addressed to resolve these issues:

o Responsibility for the use of healthcare must be put back in the hands of the patient. Insurance policies with low co-pays and deductibles have become the norm; however, these arrangements actually encourage utilization rather than discourage it, thus driving up the cost of healthcare.

o The healthcare decision must be put back in the hands of the doctor and the patient. The doctor must be allowed to be an advocate of the patient.

o Healthcare must be affordable for the patient, while providing the medical providers with adequate payment on a timely basis for services provided.

For years, insurance companies have been reaping the benefits of managed care by being able to purchase healthcare less expensively than the average person on the street. These benefits were provided through the use of preferred provider organizations (PPO's) where steerage of patients was promised in exchange for lower rates. Capella Group has contracted with these same healthcare networks to provide savings to the uninsured patient.

         In developing the program, Capella Group identified several elements crucial its operation and continuation in the development and offering of its new approach to managed care. Those elements are:

o A medical provider network that provides a means to effectively and efficiently deliver healthcare savings to the patient who carries a substantial portion of the financial risk by being self-insured. Capella Group has accomplished this through arrangements with reputable, high quality preferred provider organization medical networks. Over 300,000 physicians and hospitals throughout the U.S. have proven more than adequate.

o A computer system that can handle all the complexities of managed care providers and their fee schedules. Speed and accuracy in the repricing of medical bills is essential as Capella Group deals directly with doctors' offices on a continuous basis. Accordingly, Capella Group has developed in-house proprietary systems to accomplish the eligibility verification and repricing of medical bills in seconds.

o A staff with managed care backgrounds to interact with the healthcare providers. Managed care is an art and a science and not everyone has the background to identify professionally and courteously with the thousands of people representing the providers in the network. The backgrounds of Capella Group's staff include managing of claims offices, insurance sales, management of utilization review nurses, managing of physicians and physicians groups, hospital management, captive physician management, self-funding of healthcare, healthcare finance, sales and management of managed care software, physician "front offices", preferred provider organization contracting and fee schedule development.

o A commitment to "hands on" customer service for both the patient-member and the doctor. Most physicians and hospitals are in multiple preferred provider organization networks and do not know the negotiated rates at the time and point of service. Capella Group believes it is important that its service allow these providers to contact Capella Group at the time and point of service for this information so that they can immediately collect the amounts due for the services provided.

The combination of these elements has allowed Capella Group to become the "patient advocate." Capella Group routinely assists its program members in saving an average of 45% to 50% on their medical bills, and oftentimes much more by steering them to the most cost effective healthcare providers in their area. Capella Group allows the patient and the doctor to decide treatment protocols with no interference from any third party. Capella Group facilitates the financial transaction between the medical provider and patient-member to allow the provider to receive immediate payment. Finally, because the patient-member is directly responsible for a significant portion of his or her medical expenses, the patient has an incentive to minimize utilization. This is true whether the patient has a high deductible insurance policy or carries no health insurance.

         Capella Group's program encompasses all aspects of healthcare, including physicians, hospitals, ancillary services, dentists, prescription drugs, vision care, hearing aids, chiropractic, alternative care, air ambulance, 24-hour nurse hotline assistance, long term care, and veterinary care. This program also includes discounts on legal services and participation in the Precis Instacare Smart Card program. The program retails for $9.95 per month to $54.95 per month per family depending on the options selected.

SALES AND MARKETING CHANNELS

         Capella Group programs are sold through two primary channels: a network marketing organization and private label clients. The network marketing channel was introduced by Capella Group in August 1997 and operates under the name "Care Entree."

         NETWORK MARKETING. Independent representatives can enroll as independent marketing representatives by paying an enrollment fee (currently $69.95) and signing a standard representative agreement. Independent marketing representatives are not required to be licensed insurance agents. Independent marketing representatives are paid a 25% commission on the membership fees of any member they enroll for the life of that member's enrollment. Independent marketing representatives can also recruit other representatives and earn override commissions on sales made by those representatives. Capella Group pays a total of 35% in override commissions down through six levels. In addition, Capella Group has established bonus pools that allow independent marketing representatives who have achieved certain levels to receive additional commissions measured in part by Capella Group's revenues. Capella Group is currently contributing 1% of revenues to these pools. This amount will increase to 5% of revenues after achieving certain member goals. The independent marketing representatives can also earn enrollment bonuses of $5 to $15 per member depending on their monthly volume.

         During the three months ended March 31, 2001 and each year ended December 31, 2000 and 1999, Capella Group paid aggregate commissions of $1,050,535, $1,890,026 and $493,319, respectively, and aggregate enrollment bonuses of $83,506, $280,000 and $72,000, respectively. At March 31, 2001, and December 31, 2000 and 1999, Capella Group had 7,169, 4,849 and, 2,213, respectively, active independent marketing representatives. An active marketing representative is a marketing representative that has sold one personal membership in the last 12 months and 1 new membership by himself or his downline during the last 90 days.

         Capella Group makes a variety of sales aids available to the marketing representatives to assist them in selling the program. These sales aids, which include brochures, videos, flip charts, forms, presentation materials and promotional items are purchased by the marketing representatives and Capella Group makes a nominal margin on these items.

         PRIVATE LABEL CLIENTS. Capella Group has contracted with other marketing companies under private label arrangements. Under these agreements, Capella Group conducts all customer service and repricing operations and may also provide the fulfillment and collection services. The client performs all marketing functions. Pricing under private label arrangements ranges from $10 to $120 depending on the options and services selected. Private label clients set their own retail prices for the product based on their commission and expense structure and income requirements.


         Approximately 8.4% and 4.6% of Capella Group's revenues were attributable to its private label contracts for the three months ended March 31, 2001 and the year ended December 31, 2000, respectively. During 1999 Capella Group did not any revenue from private label contracts. As of March 31, 2001 and December 31, 2000 and 1999, Capella Group had 16, 15 and 6, respectively, private label contracts. All other revenue of Capella Group was attributable to its network marketing organization.

         MARKET AREAS. Capella Group markets the Care Entree program throughout the United States with the exception of the states of California and Washington. Current regulations in these states prohibit the sale of medical discount programs. However, these regulations are currently being reviewed in both states and may change in the near future so that Capella Group can market the program in these states.

         The Care Entree membership is currently concentrated in the Southeast and Mid-Atlantic areas, particularly Florida, Georgia, Virginia, North Carolina, and South Carolina. Other states with significant numbers of members include Texas, Illinois, and Arizona.

BUSINESS OBJECTIVE AND PLAN

         Capella Group's objective is to become one of the leading providers of medical savings programs in the United States. Key elements of its business plan are as follows:

         CONTINUE TO DEVELOP A RECURRING CARE ENTREE REVENUE BASE. Member renewals are not a characteristic of or expected with respect to medical savings programs because the membership is continuous until the member voluntarily terminates the program or, if part of an employer group, terminates his or her employment status. Growth in recurring revenue from the Care Entree product is dependent on the marketing representatives continuing to market the program and continuing to recruit new representatives. Capella Group intends to continually increase its support for the representatives to maximize the volume generated through this sales channel.

         DEVELOP ADDITIONAL PRIVATE LABEL CLIENTS. Capella Group is negotiating with numerous companies who desire to private-label the Capella Group program, particularly as it relates to the network access for doctors and hospitals. Capella Group also continues to develop new prospects in this market. Many of these prospects are developed by the representatives selling the Care Entree program, while others are sold directly by Capella Group. Capella Group plans to develop this market further by developing affinity programs for the credit card and banking industry as well as seeking alliances in the insurance industry.


         Capella Group is very selective in which companies are allowed to private-label Capella Group's product. This selectivity is important to assure that all clients maintain Capella Group's quality standards.


         DEVELOP COMPLEMENTARY PRODUCTS THAT ENHANCE THE MEDICAL PROGRAM. Capella Group plans to develop relationships with insurance companies that sell high deductible insurance policies and other complementary plans for sale by representatives who are insurance agents. The medical program does not protect individuals who have lengthy hospital stays and surgical expenses due to the possible magnitude of those expenses. Capella Group recommends that its members carry a high deductible policy to complement its medical program. Development of liaisons with insurance companies who sell these policies at an attractive price will decrease the financial risk of both the members and hospitals.

         Many individuals, however, cannot qualify for insurance due to pre-existing conditions, waiting periods, etc. For these people, Capella Group plans to develop a credit card for medical use only to minimize the financial risk on the part of hospitals that admit Care Entree members as patients. This credit card will be developed in conjunction with a processing bank. Capella Group does not plan to take the credit risk for these cards. The credit cards will be sold in conjunction with the medical program.

         CONTINUE TO ADD UNIQUE SERVICES TO THE PROGRAM. Capella Group continues to search out new program elements to make the medical savings program more robust. Capella Group has added a variety of elements to the program since its inception including alternative care, long-term care, lasik vision correction, veterinary care, and legal savings. Capella Group will continue to search out new networks and program elements in the future.

         LEVERAGE AND DEVELOP MULTIPLE NETWORK PARTNERS. Capella Group currently has contract relationships with two preferred provider organization networks for access to savings on doctors, hospitals, and ancillary services. Development of this type of relationship takes a significant amount of time and effort as does maintaining the relationship and assuring that it is working well for all parties involved. Capella Group will continue to seek relationships with other preferred provider organization networks to further stabilize its business and assure its members that they are getting the best possible rates in the market area.

         PROVIDE HIGH QUALITY CUSTOMER SERVICE. In order to achieve Capella Group's anticipated growth and to ensure client, member and marketing representative loyalty, Capella Group will continue to develop invest significantly in its member services systems. Capella Group has developed a proprietary computer database system that provides customer service representatives immediate access to provider demographic data, repricing information and member information, including the components of each member plan and the details a member requires to properly utilize the program. Members can currently obtain assistance through our customer service representatives Monday through Friday from 7:30 a.m. to 6:00 p.m. central time. Capella Group plans to extend these hours as it develops more market areas in different time zones.

MEMBER PROGRAMS AND FULFILLMENT

         Members may choose from a variety of programs based on their individual needs. The specific programs and pricing have varied somewhat during the past two years. The current program-price structures are as follows:

o PRESCRIPTION PLUS PROGRAM -- $9.95 per family per month, includes access to savings on prescription drugs, vision products and services and mail order hearing aids.

o DENTAL PLUS PROGRAM -- $19.95 per family per month, includes access to savings on dental services, prescription drugs, vision products and services, chiropractic care, mail order hearing aids and a 24-hour health assistance hotline.

o CHOICE PROGRAM -- $24.95 per family per month, includes access to savings on long-term care, dental services, prescription drugs, vision products and services, mail order hearing aids, a 24-hour health assistance hotline and the Precis Instacare emergency medical card.


o SELECT PROGRAM -- $39.95 per family per month, includes access to savings on doctors, ancillary services, dental services, prescription drugs, vision products and services, mail order hearing aids, chiropractic, alternative care, veterinary care, legal services, air ambulance and a 24-hour health assistance hotline.


o COMPLETE CARE PROGRAM -- $54.95 per family per month, includes access to savings on hospitals, doctors, ancillary services, long term care, dental services, prescription drugs, vision products and services, mail order hearing aids, chiropractic, alternative care, veterinary care, legal services, air ambulance, a 24-hour health assistance hotline and the Precis Instacare emergency medical card.


Members pay a one-time $20 processing fee at the time of enrollment. This enrollment fee may be waived for groups of five or more. Most members pay for the program on a monthly basis, either through automatic bank draft or credit card draft, although some elect to have their accounts drafted on a quarterly basis. Individuals who wish to be billed rather than have their accounts drafted are required to make a six-month or annual payment. Groups of five or more can also choose to be billed on a monthly basis.

         Members may cancel their program at any time by returning their identification cards along with a written notice of cancellation. Under the Care Entree program there is a 30-day money back guarantee so that if a member is not completely satisfied with the program, he or she will be refunded the program fee upon the return of the identification cards during the first month. The $20 processing fee in non-refundable.

         Upon enrollment, new members receive a member kit that includes instructions on using the program, directories for their area and identification cards. These materials are all produced in-house and mailed to the members by Capella Group. While a few private label clients provide their own fulfillment, Capella Group generally provides these services for most clients.

NETWORK CONTRACTS

         Capella Group contracts with numerous preferred provider organizations and other medical networks for access to their negotiated rates. Capella Group does not contract directly with any medical providers. Capella Group only selects and utilizes those networks that it believes can deliver adequate savings to its members, while providing support for its program with the healthcare providers. Capella Group pays each network utilized a per member per month amount for use of the network. Each network is only paid for those members authorized to utilize that network. Capella Group's network contracts are generally for a one-year term, with subsequent one- year renewal terms at Capella Group's or the network's option. Networks may cancel their contracts with Capella Group but, in most cases, subject to notice provisions to provide time to locate a substitute provider. Most of Capella Group's network contracts are non-exclusive, but have requirements that the Capella Group and the networks maintain the confidentiality of the terms of the contract.

CUSTOMER SERVICE

         Capella Group believes that a high level of customer service is critical to the success of its program. Capella Group provides customer service for three types of individuals or organizations:

o Capella Group's marketing representatives so that they can be more effective in selling the program;

o Capella Groups' members in order to assure that they get the best possible savings when utilizing the program;

o The providers, who require assistance in (a) understanding how the program works for them and (b) in verifying eligibility and identifying what to bill the patient for each procedure performed.

         Toll free support is provided for the members and providers. Capella Group maintains its customer service center in Grand Prairie, Texas with a total of 28 customer service representatives. Capella Group's customer service center is available Monday through Friday from 7:30 a.m. to 6:00 p.m. central time. All new customer service representatives must have a medical background, either processing insurance claims or working in a medical office. Extensive on-the-job training is also provided to them. Utilizing Capella Group's proprietary software, the customer service representatives are able to provide friendly but efficient service to its members, marketing representatives, and clients and care providers.

REPRESENTATIVE TRAINING

         Capella Group provides extensive training to representatives to assure that they accurately represent the product. This training is available in a variety of forms, including a training manual, audio, and videotapes, local and regional training meetings and weekly conference calls. The training encompasses both product training as well as marketing training and sales techniques.

         Capella Group has certain policies and procedures in place to control any advertising or promotions that are utilized by the marketing representatives. These controls are necessary to assure the proper representation of the program at all times and include the pre-approval of all advertising, anti-spamming and anti-fax blasting rules, and limits where representatives can advertise. A representative's failure to follow these rules can result in commission penalties or termination by Capella Group.

TECHNOLOGY

         Capella Group has made substantial investments in its proprietary technology and management information systems. These systems were designed in-house and are used in all aspects of the business, including:

o        maintaining member eligibility and demographic information;

o        printing member kits and identification cards;

o        maintaining representative information including genealogy reporting;

o        paying commissions;

o maintaining a database of all providers and providing provider locator services;

o        repricing medical bills;

o        drafting members accounts on a monthly or quarterly basis; and

o        tracking of cash receipts and revenues.

Capella Group has also established an extensive web-site for the Care Entree program (www.careentree.com) that provides information about the program, allows for provider searches and allows new members and representatives to enroll on-line. The web site also allows representatives, through a password-protected area, to access support and training files and to view their genealogy and commission information. The web-site is set up as a "self-replicating" web-site to allow representatives a copy of the web-site under a unique web address.

COMPETITION

         While the medical savings industry is still in its early stages, competition for members is becoming more intense. Capella Group offers membership programs that provide products and services similar to or directly in competition with products and services offered by its network marketing competitors as well as the providers of such products and services through other channels of distribution. Although not permitted under the current agreements with Capella Group's representatives and private label clients, in the future some of Capella Group's clients may provide, either directly or through third parties, programs that directly compete with Capella Group's programs. Competition for new representatives is intense, as these individuals have a variety of products that they can choose to market, whether competing with Capella Group in the healthcare market or not.

         Capella Group's principal competitors are NAPP, Win Benefits, Ameriplan, CorVel Healthcard, and ProHealthAccess. Capella Group also competes with all types of network marketing companies throughout the U.S. for new representatives. Capella Group's other competitors include large retailers, financial institutions, insurance companies, preferred provider organization networks, and other organizations, which offer benefit programs to their customers. Many of Capella Group's competitors have substantially larger customer bases and greater financial and other resources.

         Capella Group distinguishes itself from the competition through the offering of toll-free live customer service to the providers as well as the members. Capella Group is not aware of any other competitor that offers customer service to the medical providers in the same manner as Capella Group.

         Capella Group believes that the principal competitive factors, many of which are not within Capella Group's control, in the medical savings industry include:

o the ability to maintain contracts with reputable preferred provider organization networks that offer substantial savings;

o the ability to identify, develop and offer unique membership healthcare programs;

o        the quality and breadth of the programs offered;

o        the quality and extent of customer service;

o the ability to offer substantial savings on the larger medical bills such as hospital and surgical bills;

o the ability to combine the programs with affordable insurance plans that have high deductibles or set payment for hospitalization;

o        prices of products and services offered;

o        marketing expertise;

o        compensation plans for representatives;

o        the ability to hire and retain employees;

o the development by others of member programs that are competitive with Capella Group's programs;

o        responsiveness to customer needs;

o the ability to satisfy investigations on the part of state attorney generals, insurance commissioners and other regulatory bodies;

o the ability to finance promotions for the recruiting of members and representatives; and

o        the ability to effectively market the product on the World Wide Web.

         To date Capella Group has effectively competed with its competitors and is considered a leader in the industry. However, there is no assurance that:

o competitors will not develop their own software that reprices medical bills and copy Capella Group's customer service;

o Capella Group's competitors will not increase their emphasis on programs similar to Capella Group's programs to more effectively compete with Capella Group;

o Capella Group's competitors will not provide programs comparable or superior to Capella Group's programs at lower membership fees;

o Capella Group's competitors will not adapt more quickly to evolving industry trends or changing market requirements;

o        new competitors will not enter the market;

o other businesses such as insurance companies or PPO networks will not themselves introduce competing programs; and

o competitors may develop more effective marketing campaigns that more effectively utilize direct mail and television advertising.

This increased competition may result in price reductions, reduced gross margins and loss of market share, any of which could materially adversely affect Capella Group's business, financial condition and results of operations.

GOVERNMENTAL REGULATION

         Capella Group is subject to laws, regulations, administrative determinations, court decisions and similar constraints (as applicable, at the federal, state and local levels) (hereinafter "regulations"). These regulations include and pertain to, among others,

o Capella Group and its Care Entree membership program being regulated as an insurance company,

o Capella Group product claims and advertising (including direct claims and advertising as well as claims and advertising by independent marketing representatives, for which Capella Group may be held responsible), and

o        Capella Group's network marketing organization.

         POSSIBLE INSURANCE COMPANY REGULATION. The Care Entree program is not an insurance program and, therefore, does not fall under the jurisdiction of the insurance commissioner in most states. However, regulations in certain states currently regulate or restrict the offering of the program in those states. Specifically, the California Department of Corporations ruled that medical discount programs fall under the Knox-Keene Act which governs healthcare management organizations. This act is so restrictive that Capella Group and its competitors have chosen not to operate in California. California has recently moved oversight of the medical discount programs to the Department of Managed Care, where a committee is reviewing the situation. There is not, however, any guarantee that this change will result in Capella Group's ability to sell its programs in California.

         The Washington insurance commission has also taken a very restrictive view of medical discount programs and Capella Group has elected not to sell in Washington.

         From time to time Capella Group receives inquires from insurance commissioners in various states that require it to supply information about its programs, representatives, etc. to the insurance commissioner or other state regulatory body. To date, Capella Group has been able to convince these agencies that Capella Group's programs are not insurance and are being sold in a proper manner. There is no guarantee that this situation will not change in the future and an insurance commissioner could take issue with the program being sold in a particular state. There is also no assurance that any state will not adopt regulations or enact legislation that restricts the sale of the medical discount programs in the state.

         The Care Entree program is also subject to the review of the Attorney Generals in each state, particularly as it relates to the network marketing aspect of the program. The Care Entree commission plan was designed to meet the requirements of each state, and we have had no challenges of the plan from any state Attorney General. However, the laws in any state or the interpretation of such laws could change at any time and the Care Entree program may be restricted from being sold in any state as a result of such changes.

         Compliance with federal and state regulations is generally Capella Group's responsibility. The medical discount program industry is especially susceptible to charges by the media of regulatory noncompliance and unfair dealing. As is often the case, the media may publicize perceived non-compliance with consumer protection regulations and violations of notions of fair dealing with consumers. Capella Group's failure to comply with current as well as newly enacted or adopted federal and state regulations could have a material adverse effect upon Capella Group's (as well as ours following completion of the merger-acquisition of Capella Group) business, financial condition and results of operations in addition to the following:

o non-compliance may cause Capella Group to become the subject of a variety of enforcement or private actions for non-compliance;

o compliance with changes in applicable regulations could materially increase the associated operating costs;

o non-compliance with any rules and regulations enforced by a federal or state consumer protection authority may subject Capella Group or its management personnel to fines or various forms of civil or criminal prosecution; and

o non-compliance or alleged non-compliance may result in negative publicity potentially damaging Capella Group's reputation, network relationships, client relationships and the relationship with program members, representatives and consumers in general.




         PRODUCT CLAIMS AND ADVERTISING. The Federal Trade Commission and certain states regulate advertising, product claims, and other consumer matters, including advertising of Capella Group's products. All advertising, promotional and solicitation materials used by marketing representatives require Capella Group's approval prior to use. The Federal Trade Commission may institute enforcement actions against companies for false and misleading advertising of consumer products. In addition, the Federal Trade Commission has increased its scrutiny of the use of testimonials, including those used by the Capella Group and its marketing representatives. Capella Group has not been the target of Federal Trade Commission enforcement actions.

         There is no assurance that

o the Federal Trade Commission will not question our advertising or other operations in the future,

o a state will not interpret product claims presumptively valid under federal law as illegal under that state's regulations, or

o future Federal Trade Commission regulations or decisions will not restrict the permissible scope of such claims.

         Capella Group is also subject to the risk of claims by marketing representatives and their customers who may file actions on their own behalf, as a class or otherwise, and may file complaints with the Federal Trade Commission or state or local consumer affairs offices. These agencies may take action on their own initiative against Capella Group for alleged advertising or product claim violations or on a referral from distributors, customers or others. Remedies sought in such actions may include consent decrees and the refund of amounts paid by the complaining distributor or consumer, refunds to an entire class of distributors or customers, or other damages, as well as changes in Capella Group's method of doing business. A complaint based on the practice of one marketing representative, whether or not Capella Group authorized the practice, could result in an order affecting some or all marketing representatives in a particular state. Also, an order in one state could influence courts or government agencies in other states considering similar matters. Proceedings resulting from these complaints may result in significant defense costs, settlement payments or judgements and could have a material adverse effect on Capella Group (as well as us following completion of the merger-acquisition of Capella Group).

         NETWORK MARKETING ORGANIZATION. Capella Group's network marketing system is subject to a number of federal and state regulations administered by the Federal Trade Commission and various state agencies. These regulations are generally directed at ensuring that advancement within network marketing organizations are based on sales of the organization's products, rather than investment in the organization or other non-sales related criteria. For instance, in certain markets there are limits on the extent to which marketing representatives may earn royalties on sales generated by marketing representatives that were not directly sponsored by the marketing representative.

         Capella Group's network marketing organization and activities are subject to scrutiny by various state and federal governmental regulatory agencies to ensure compliance with various types of laws and regulations. These laws and regulations include securities, franchise investment, business opportunity and criminal laws prohibiting the use of "pyramid" or "endless chain" types of selling organizations. The compensation structure of these selling organizations is very complex, and compliance with all of the applicable laws is uncertain in light of evolving interpretation of existing laws and the enactment of new laws and regulations pertaining to this type of product distribution. Capella Group is not aware of any legal actions pending or threatened by any governmental authority against it regarding the legality of its network marketing operations.

         As of March 31, 2001, Capella Group had marketing representative in 48 states and the District of Columbia. Capella Group reviews the requirements of various states as well as seeks legal advice regarding the structure and operation of its selling organization to ensure that it complies with all of the applicable laws and regulations pertaining to network sales organizations. Based on these efforts and the experience of its management, Capella Group believes that it is in compliance with all applicable federal and state regulatory requirements. Capella Group has not obtained any no-action letters or advance rulings from any federal or state security regulator or other governmental agency concerning the legality of its network operations, nor is it relying on a formal opinion of counsel to that effect. Capella Group accordingly is subject to the risk that, in one or more of its markets, its network marketing organization could be found to not comply with applicable laws and regulations. Capella Group's failure to comply with these regulations could have a material adverse effect on it in a particular market or in general.


         Capella Group is subject to the risk of challenges to the legality of its network marketing organization, including claims by its marketing representatives, both individually and as a class. Most likely these claims would be based on the network marketing organization allegedly being operated as an illegal "pyramid scheme" in violation of federal securities laws, state unfair practice and fraud laws and the Racketeer Influenced and Corrupt Organizations Act. In the event of challenges to the legality of its network marketing organization by distributors, Capella Group would be required to demonstrate that its network marketing organization complies with applicable regulations and laws. A final ruling against Capella Group could result in the imposition of a material liability against it. Moreover, even if Capella
Group were successful in defending against these challenges, the costs of such defense, both in dollars spent and in management time, could be material and adversely affect Capella Group's (as well as ours following completion of the merger-acquisition of Capella Group) operating results and financial condition. In addition, the negative publicity of these challenges could adversely affect Capella Group's (as well as ours following completion of the merger-acquisition of Capella Group) revenues and ability to attract and retain marketing representatives.

EMPLOYEES

         As of March 31, 2001, Capella Group employed 37 persons on a full-time basis and 3 on a part-time basis. Capella Group's employees are not represented by a labor union. Capella Group believes that the relations with its employees are good.

FACILITIES

         Capella Group's offices and operations are located in 9,600 square feet at 2032 N. Highway 360, Grand Prairie, Texas 75050. The offices are occupied under a lease agreement with Assem Family Limited Partnership, which expires February 28, 2004 and requires payment of monthly rent of $8,800. During the course of the lease one month free rent will be granted each year.

         Capella Group also leases 4,200 square feet located at 2100 N. Highway 360, Suites 501-503 from Eagle-DFW Corporate Park, L.P. under a lease that expires on February 28, 2002 and requires payment of $4,550 per month for the remaining term. Capella Group vacated this space in February 2000 to move to a larger facility and will attempt to sublease this facility. As of March 1, 2001, 1,400 square feet have been sublet to another tenant in the building at approximately the same lease rate that is currently being paid.

LEGAL PROCEEDINGS

         In the normal course of its business, Capella Group may become involved in litigation or in settlement proceedings relating to claims arising out of its operations. Capella Group is not a party to any legal proceedings, the outcome of which, individually or in the aggregate, could have a material adverse effect on Capella Group's business, financial condition and results of operations

MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth information with respect to each of Capella Group's executive officers and directors:

                 Name                                        Age         Position
--------------------------------------                       ---         --------
Judith H. Henkels.......................................     46          President, Chief Executive Officer and
                                                                         Director
Mary L. Kelly...........................................     39          Chief Financial Officer, Secretary and
                                                                         Director
John Luther.............................................     63          Vice President, Sales and Director
Bobby R. Rhodes........................................      34          Vice President, Provider Relations
Leland S. Chaffin, Jr...................................     46          Director

         A brief description of the business backgrounds of Ms. Henkels and Mr. Rhodes appear under the caption "Proposal Four--Election of Directors--Information about each Director and Nominee Directors" of this Proxy Statement. A brief description of the other officers and directors of Capella Group is set forth below.

         Mary L. Kelly, age 39, has been with Capella Group as CFO since its inception in 1997. Prior to joining Capella Group, she worked for Cameron-Ashley Building Products from 1992 to 1996, where she was employed as a Regional Controller and was responsible for inventory control, acquisitions, system-implementation, training and user support, budgets and financial analysis. From 1988 to 1992, she worked as a Senior Accountant for Glasrock Home Healthcare in Atlanta, Georgia. She also worked as an Accountant for Racetrac Petroleum from 1985 to 1988. Ms. Kelly hold an M.A. degree from Western Illinois University and a B.A. degree in Accounting from Augustana College.

         John F. Luther, age 63, has been with Capella Group since its inception in 1997 and brings over 33 years of healthcare experience to the Company. From 1985 to 1997 he worked for Linnaeus, Inc. in divisions that were previously owned by Third Party Claims Management, Inc., Aetna Health Plans, Partners National Health Plans and Voluntary Health Plans of America. During that time he worked as Regional Sales Manager, Marketing Manager and Manager of Claims. From 1969 to 1985, he worked for Travelers Insurance as Claims Supervisor. Mr. Luther holds a Group 1 Health Insurance license in Texas and has a bachelors degree in Theology from Minnesota Bible College.

         Leland S. Chaffin, Jr., age 46, has worked with Capella Group since its inception, and developed all of the proprietary software currently used in the operations of Capella Group. During this time, he also has worked as an independent programmer for a number of clients. He is now working for the Company full time as Director of Systems. Mr. Chaffin has operated his own consulting practice since 1984. Previous to that, he worked as an engineer for Texas Steel. Mr. Chaffin holds a B.S. degree from University Texas/Arlington.

EXECUTIVE OFFICER COMPENSATION AND OTHER INFORMATION

         The following table sets forth the compensation during 2000, 1999 and 1998 paid or accrued, of Judith H. Henkels, Capella Group's President and Chief Executive Officer and the other named executive officers each of who received compensation in excess of $100,000 during 2000.

                           SUMMARY COMPENSATION TABLE


                                                                                             ANNUAL COMPENSATION(1)
NAME AND PRINCIPAL POSITION                                                        YEAR    SALARY(2)       BONUS(3)
---------------------------                                                      --------------------      --------
Judith H. Henkels................................................................  2000     $ 147,250    $  176,395
  President and Chief Executive Officer                                            1999     $  59,706    $      775
                                                                                   1998     $      --    $       --

Mary L. Kelly....................................................................  2000     $  82,893    $   65,717
  Chief Financial Officer                                                          1999     $  54,854    $      775
                                                                                   1998     $  32,200    $      467

John F. Luther...................................................................  2000     $  82,838    $   60,477
  Vice President, Sales                                                            1999     $  57,996    $    1,279
                                                                                   1998     $  46,000    $      467

Bobby R. Rhodes..................................................................  2000     $  82,893    $   51,408
  Vice President, Provider Relations                                               1999     $  49,389    $    1,279
                                                                                   1998     $  17,200    $      290

------------------------
(1) The named executive officer received additional non-cash compensation, perquisites and other personal benefits; however, the aggregate amount and value thereof did not exceed 10% of the total annual salary and bonus paid to and accrued for the named executive officer during the year.
(2) Dollar value of base salary (both cash and non-cash) earned during the year.
(3)      Dollar value of bonus (both cash and non-cash) earned during the year.

         Prior to 1999, Ms. Henkels took no salary or bonus from Capella Group and other officers worked for reduced salaries. Substantial bonuses were paid in 2000 to offset reduction in salaries in previous years.

EMPLOYMENT ARRANGEMENTS AND LACK OF KEYMAN INSURANCE

         A condition of the Capella Group merger-acquisition is that employment agreements be entered into by us and Precis-Capella Group Acquisition with each of Judith H. Henkels, John F. Luther, Mary L. Kelly, Bobby R. Rhodes, Leland S. Chaffin, Jr. Each agreement will be for a three-year term; however, the term is automatically extended for additional one-year terms, unless we or the employee gives six-month advance notice of terminaton. These agreements provide, among other things,

o an annual base salary of $150,000 (increasing to $160,000 in 2002) for Ms. Henkels, $85,000 (increasing to $95,000 in 2002) for Ms. Kelly and Messrs. Luther, Rhodes and Chaffin;

o setting aside an amount equal to 15% of the Capella Group's earnings before interest and taxes to be distributed to employees and officers of Capella Group at the discretion of its Board of Directors;

o entitlement to fringe benefits including medical and insurance benefits and participation in our 401(k) plan and MSA plan and any other benefit plan we establish; and

o limited salary continuation during any period of temporary or permanent disability, illness or incapacity to substantially perform the services required under the agreement or in the event of employee's death.

These agreements require the employee to devote the required time and attention to the business and affairs necessary to carry out her or his respective responsibilities and duties. The employee may hold executive positions with other entities and own interests in, manage or otherwise operate other businesses, so long as they do not directly compete with us. The agreements may be terminated by the employee upon 90-day advance notice or by us upon 30-day advance notice for "good cause" or failure to correct of any breach or default within the 30 days. "Good cause" includes commitment of a felony (excepting any felony traffic offense) or any crime directly related to the employment which causes a substantial detriment to us, actions contrary to our best interest, willful failure to take actions permitted by law and necessary to implement our written policies, continued failure or refusal to attend to duties, or willful misconduct materially and demonstrably injurious to us, financially or otherwise.

         As of the date of this Proxy Statement, Capella Group does not have written employment agreements with its employees and does not maintain any keyman insurance on the life or in the event of disability of its executive officers.

401(k) PROFIT SHARING PLAN

                  On May 17, 2000, Capella Group adopted The Capella Group, Inc. Profit Sharing Plan, which includes a 401(k), deferred compensation feature. All Capella Group employees who have completed at least six months of service and are 21 years of age or older may enroll in the Plan. Under the Plan, a participating employee may contribute up to 15% of his or her compensation up to a maximum of $10,500 during 2001. Capella Group makes matching contributions of 50% of a participant's contributions limited to a 3% of the participant's annual compensation. Capella Group's matching contributions vest 20% per year and become fully vested after the participant has six or more years of service. During 2000, Capella Group made $1,631.38 in matching contributions to the Plan. All contributions by participants are fully vested.

                         PRECIS SMART CARD SYSTEMS, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         YOU SHOULD READ THE FOLLOWING DISCUSSION IN CONJUNCTION WITH OUR FINANCIAL STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS PROXY STATEMENT.

         Pursuant to the Agreement and Plan of Merger dated March 21, 2000 and as amended on June 22, 2000 and August 23, 2000, on December 7, 2000, Foresight, Inc., an Oklahoma corporation, merged with and into Precis-Foresight Acquisition, Inc., an Oklahoma corporation and became our wholly-owned subsidiary. Pursuant to this merger agreement, on December 7, 2000, we issued and delivered 166,667 shares of our series A preferred stock and 500,000 shares of our common stock. In addition, we agreed to issue and deliver to the former shareholders of Foresight one share of common stock for each dollar of the greater of our and Foresight's combined or consolidated income before income tax expense, plus the goodwill amortization attributable to the acquisition of Foresight, during 2000, 2001, 2002 or 2003, less the shares of common stock previously delivered to them. Prior to this merger-acquisition, we designed, marketed, implemented and serviced smart cards products. As a result of this acquisition, our business focus and product offerings became those of Foresight and our smart card technology and products began to be offered primarily in conjunction with and as enhancements of the Foresight's products and services. Consequently, our operations and the results of operations prior to December 7, 2000, are not comparable to the operations conducted and results of operations obtained or to be obtained in the future.

RESULTS OF OPERATIONS

         The following table sets forth selected results of our operations for the years ended December 31, 2000 and 1999 and the three months ended March 31, 2001 and 2000. We took the information from our financial statements appearing elsewhere in this Proxy Statement.


                                                                                            FOR THE THREE MONTHS
                                                FOR THE YEAR ENDED DECEMBER 31,                ENDED MARCH 31,
                                        ----------------------------------------------    -----------------------
                                                2000                     1999                2001         2000
                                        ---------------------   ----------------------    -----------  ----------
                                          AMOUNT     PERCENT     AMOUNT       PERCENT       AMOUNT       AMOUNT
                                        ----------   --------   ---------    ---------    ---------    ---------
Product and service revenues.........   $  595,182     100 %    $  63,060        100 %    $2,354,159   $       --
                                        -----------  ------     ---------    -------      ----------    ---------
Operating expenses:
  Cost of operations.................      386,222      65             --         --       1,605,957           --
  Product deployment and
     research and development........       44,392       7        230,828        366              --       45,235
  Sales and marketing................      295,942      62        163,712        260         494,612       45,092
  General and administrative.........      531,058      77        382,764        607         115,000      168,495
                                        -----------  ------     ---------    -------      ----------    ---------
    Total expenses...................    1,257,614     211        777,304      1,233       2,215,569      258,822
                                        -----------  ------     ---------    -------      ----------    ---------
    Operating loss...................     (662,432)   (111)      (714,244)    (1,133)        138,590     (258,822)
                                        -----------  ------     ---------    -------      ----------    ---------
Other expenses (income):
  Interest income, net...............     (201,252)    (34)        79,261        126         (62,222)     (18,079)
  Amortization of goodwill...........       15,214       3             --         --          44,954           --
                                        -----------  ------     ---------    -------      ----------    ---------
                                          (186,038)    (31)        79,261        126         (17,268)     (18,079)
                                        -----------  ------     ---------    -------      ----------    ---------
Net income (loss) before
  income taxes.......................     (476,394)    (80)      (793,505)    (1,258)        155,858     (240,743)
Provision for income taxes...........           --      --             --         --          26,515           --
                                        -----------  ------     ---------    -------      ----------    ---------
Net income (loss) ...................   $ (476,394)    (80)%    $(793,505)    (1,258)%    $  129,343    $(240,743)
                                        ==========   =====      =========    =======      ==========    =========


         COMPARISON OF THE THREE-MONTH PERIODS ENDED MARCH 31, 2001 AND 2000

         We generated revenue of $2,354,159 during the three months ended March 31, 2001; no revenue was generated during the first three months of 2000. This increase was attributable to our transition to a membership company as a result of the merger-acquisition of Foresight, Inc. During the three months ending March 31, 2000, we were primarily focusing on developing smart card products and had limited marketing capability during that time. We now offer some smart card products, primarily the Precis-Instacare emergency medical card, in conjunction with certain membership programs.

         Operating expenses during the three months ended March 31, 2001, increased $1,956,747 to $2,215,569 from $258,822 during the first three months of 2000. Cost of operations during the three months ended March 31, 2001, was attributable to the costs related to our membership programs. No similar costs were incurred in the first three months of 2000. The elimination of product deployment and research and development costs during the first three months of 2001 was also attributable to the transition from focusing on product development to a membership company. We will possibly incur research and development costs in the future in conjunction with the development of new membership programs which could include the development of additional smart card technology. Sales and marketing expenses increased $242,256 to $287,348 during the three months ended March 31, 2001 from $45,092 during the first three months of 2000. This increase was attributable to the sales and marketing efforts and commissions associated with our membership programs. General and administrative expenses increased $153,769 to $322,264 during the three months ended March 31, 2001 from $168,495 during the first three months of 2000. The increase in general and administrative expenses was attributable to an increase in overhead attributable to the operations of Foresight. The increase in general and administrative expenses attributable to Foresight was offset by a reduction in Precis salaries of approximately $110,000. We generated operating income of $138,590 during the three months ended March 31, 2001, a $397,412 increase from the operating loss of $258,822 incurred during the first three months of 2000.

         During the three months ended March 31, 2001, we generated $62,222 in net interest income, a $44,143 increase from $18,079 during the first three months of 2000. This increase was due to a higher average balance of short-term cash investments during the three months ended March 31, 2001, compared to the first three months of 2000 when we did not have significant cash balances until the completion of our initial public offering in February 2000. During the three months ended March 31, 2001, we incurred goodwill amortization of $44,954 in conjunction with the merger-acquisition of Foresight, Inc. in December 2000. During the three months ended March 31, 2001, we generated net income of $129,343, while during the first three months of 2000 we had a net loss of $240,743, an improvement of $370,086.

         COMPARISON OF 2000 AND 1999

         Revenue during 2000 increased $532,122, an 844% increase, to $595,182 from $63,060 during 1999. This increase was attributable to our merger-acquisition of Foresight, Inc. Our revenue during 2000 was comprised solely of the membership revenue generated by Foresight, Inc. after the date of the merger-acquisition. During 1999, we completed the initial installation and implementation of our smart card system in Ericsson Stadium and had a limited amount of revenue related to other smart card projects.

         Operating expenses during 2000 increased $480,310 to $1,257,614 from $777,304 during 1999. Cost of operations in 2000 was attributable to the costs related to our membership programs. No similar costs were incurred in 1999. The $186,436 decrease in product deployment and research and development costs to $44,392 during 2000 from $230,828 during 1999 was attributable to the redirection of our business into membership programs. Product deployment and research and development costs associated with our smart card products decreased approximately $186,000 during 2000 compared to 1999. Sales and marketing expenses increased $132,230 to $295,942 during 2000 from $163,712 during 1999. This increase was attributable to the sales and marketing efforts associated with our membership programs of approximately $135,000. Also, general and administrative expenses increased $148,294 to $531,058 during 2000 from $382,764 during 2000. The increase in general and administrative expenses was attributable to an increase in expenses since the date of the merger-acquisition of Foresight, Inc. and increased costs associated with our public filings. We incurred operating losses of $662,432 and $714,244 during 2000 and 1999, respectively. The $51,812 decrease in the 2000 operating loss was attributable to the operating profit generated from our membership programs.

         During 2000, we generated $201,252 in net interest income, a $280,513 increase from the 1999 net interest expense of $79,261. This increase was principally due to the interest income generated from the proceeds of our initial public offering in February 2000 of approximately $225,000. During 2000 we had a $476,394 net loss, while during 1999 we had a net loss of $793,505, a decrease of $317,111.

PRO FORMA EFFECT OF STOCK-BASED COMPENSATION

           We have historically used stock options to retain and compensate our officers, directors, employees and others. During 2000, we granted stock options for the purchase of our common stock to our officers, directors, employees and others. In accordance with Accounting Principles Board Opinion No. 25, the compensation cost of these stock options is not recognized in our financial statements. The outstanding stock options granted in 2000 had an estimated fair value at the date of grant of the options of $17,400, utilizing the methodology prescribed under SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION. After giving effect to the estimated fair value of these options, during 2000, we had a pro forma net loss of $493,794 ($0.22 per common share). There were no options granted in 1999.

INCOME TAX PROVISION (BENEFIT)

         Statement of Financial Accounting Standards 109, Accounting for Income Taxes, requires the separate recognition, measured at currently enacted tax rates, of deferred tax assets and deferred tax liabilities for the tax effect of temporary differences between the financial reporting and tax reporting bases of assets and liabilities, and net operating loss carryforwards for tax purposes. A valuation allowance must be established for deferred tax assets if it is "more likely than not" that all or a portion will not be realized. At December 31, 2000 and 1999, we had the benefit of net operating loss carryforwards of $1,255,000 and $980,000, respectively. The tax benefit was attributable to net operating loss carryforwards of approximately $3,137,000 which, if not utilized, will expire at various dates through 2015. The cumulative net deferred tax asset at December 31, 2000, after the valuation allowance, had no value.

LIQUIDITY AND CAPITAL RESOURCES

         At March 31, 2001, we had working capital of approximately $4,092,000. Operating activities for the three months March 31, 2001, used net cash of $140,302. We generated cash as the result of net income of $129,343, increased by depreciation and amortization of $7,187 and $44,954, respectively, and an increase in accrued liabilities and income taxes payable of $139,379 and $21,848. These operating cash sources were offset by changes in accounts receivable, other assets, and accounts payable of $326,249, $6,556 and $150,207, respectively. During the first three months of 2000, our operating activities used net cash of $751,525 as the result of a net loss of $240,743, increased by changes in inventory, accounts payable and accrued liabilities of $9,288, $420,920 and $80,574, respectively. During the three months ended March 31, 2001, we used $5,468 in investing activities through the purchase of fixed assets. During the three months ended March 31, 2001, we paid preferred stock dividends of $60,000. During the first three months of 2000, our investing activities provided $5,196,516. During the first three months of 2000, we sold 1,150,000 shares of our common stock in an initial public offering for gross proceeds of $6,900,000 (net proceeds of approximately $5,675,000) which were subsequently used to repay short-term debt of $329,643 and long-term debt of $297,772.

         At December 31, 2000, we had working capital of approximately $3,960,000. In February 2000, we sold 1,150,000 shares of our common stock in an initial public offering for gross proceeds of $6,900,000 (net proceeds of approximately $5,675,000) which were subsequently used to repay short-term debt of $329,643 and long-term debt of $297,772.

         Operating activities for the year ended December 31, 2000, used net cash of $685,267 as the result of a net loss of $476,394, reduced by depreciation and amortization of $3,129 and $15,214, respectively and changes in accounts receivable ,other assets and accrued liabilities of $59,326, $150,907 and $865,444, respectively, and increased by changes in accounts payable and income taxes payable of $1,276,745 and $26,148, respectively. In 1999, our operating activities used net cash of $444,671 as the result of the net loss of $793,505, reduced by depreciation and gain on sale of assets of $75,523 and $3,488, respectively, and further reduced by changes in inventory, accounts payable and accrued liabilities of $269,823. During 2000, we generated cash of $193,333 from investing activities primarily attributable to the merger-acquisition of Foresight, Inc. for approximately $2.5 million. During 1999, our investing activities were comprised of fixed asset purchases of $14,793. During 2000 and 1999, net cash provided by financing activities was $5,011,769 and $481,002, respectively. During 2000, we received net proceeds of $5,676,504 from our initial public offering and issued stock in conjunction with the merger-acquisition of Foresight, Inc. of $2,742,200. During 2000, we also made debt and capital lease reductions of $648,735 and paid preferred stock dividends of $16,000. During 1999 we sold 300,000 shares of our common stock for gross proceeds of $600,000 (net proceeds of approximately $475,000) and borrowed $226,643 on a short-term basis. During 1999, we paid overdrafts and long-term debt of $75,832.

         We believe that our operations as a result of the merger-acquisition of Foresight will achieve significant revenue growth and obtain profitability. Historically, we have devoted our financial resources principally to development of our smart card technology. As a result of the merger-acquisition, our smart card technology will principally be used in connection with our the membership program offerings, although we intend to continue to market our smart card technology and products. We provide no assurance that

o        we will be successful in implementing our business plan or

o unanticipated expenses or problems or technical difficulties will not occur which would result in material implementation delays, or

o we will have sufficient capacity to satisfy any increased demand for our products and services resulting from implementation of our plan.

Any one of these will adversely affect our ability to become profitable.

         CAPELLA GROUP MERGER-ACQUISITION. At closing of this merger-acquisition of Capella Group, we have agreed to pay $2,271,609 and issue $1,000,000 one-year promissory note and issue 2,775,000 shares of common stock to the shareholders of Capella Group. In addition, we agreed to issue to the shareholders of Capella Group one share of our common stock for each dollar of income before income tax expense (increased by certain adjustments) of Capella Group for 2001 in excess of $1,275,000 (assuming this merger-acquisition was completed on January 1, 2001). Other than our commitments respecting Capella Group merger-acquisition, we currently have no commitments for capital expenditures in material amounts. We believe that our existing cash and cash equivalents and cash from operations will be sufficient to fund our operations for more than the next 12 months.

Because our capital requirements cannot be predicted with certainty, there is no assurance that we will not require additional financing before expiration of the 12-month period. There is no assurance that any additional financing will be available on terms satisfactory to us or advantageous to our shareholders.

NEW ACCOUNTING PRONOUNCEMENTS

         The Securities and Exchange Commission staff (the "Staff") issued "Staff Accounting Bulletin No. 101- Revenue Recognition in Financial Statements" ("SAB 101") in December 1999. SAB 101 establishes the Staff's preference that membership fees should not be recognized in earnings prior to the expiration of refund privileges. Notwithstanding the Staff's preference described above, it is also stated in SAB 101 that the Staff will not object to the recognition of refundable membership fees, net of estimated refunds, as earned revenue over the membership period in limited circumstances where all of certain criteria set forth in SAB 101 have been met. Under SAB 101's full deferral method, membership fees having full refund privileges, and the related direct costs associated with acquiring the underlying memberships, will no longer be recognized on a prorata basis over the corresponding membership periods, but instead will be recognized in earnings upon the expiration of membership refund privileges. We do not currently have a significant amount of retail memberships with refund privileges, so our adoption of SAB 101 did not have a material impact on our financial position or results of operations.

BUSINESS

         We were organized in 1996 as an Oklahoma corporation and successor to MediCard Plus-ADS, LLP, an Oklahoma limited partnership which was formed in March 1994.

BACKGROUND

         Effective December 7, 2000, pursuant to a merger-acquisition transaction our wholly-owned subsidiary acquired Foresight, Inc. Completion of the merger-acquisition resulted in Foresight, Inc. merging into our subsidiary and the subsidiary then changing its name to Foresight, Inc. Prior to this merger-acquisition, we, at Precis Smart Card Systems, Inc., designed, marketed, implemented and serviced custom memory and microprocessor card products, known as smart cards, on which information and software can be stored. As a result of this acquisition, our business focus and product offerings became those of Foresight and our smart card technology and products began to be offered primarily in conjunction with and as enhancements to Foresight's products and services. Since its formation in July 1992, Foresight has offered membership service programs utilized by third-party vendors for marketing enhancement of their products and services.

MEMBERSHIP SERVICE PROGRAM INDUSTRY OVERVIEW

         Membership service programs are increasingly utilized by vendors for the marketing of their products and services. Membership service programs offer selected products and services from a variety of vendors with the objective of enhancing the existing relationship between businesses and their customers. These programs are offered and sold in connection with point-of-sale transactions or by various methods of direct marketing. We believe that membership service programs is one of the fastest growing areas of direct marketing. When designed, marketed and managed effectively, membership service programs can be of significant value to:

o        consumers who become members of the membership program;

o        vendors through sales and marketing of their products and services; and

o clients through which the program memberships are offered and sold in connection with other point-of-sale transactions through sharing in the membership fees, or through receipt of royalties and fees when offered utilizing clients' customer lists.

         Consumers are increasingly confronted with a growing number of product and service choices that are advertised and offered to consumers through media ranging from network and cable television to traditional print media to the Internet. Furthermore, increasingly consumers, especially dual income couples, have limited time to devote to making informed and efficient purchasing decisions. We believe that a well-designed membership service program provides the benefits of allowing consumers to make purchase decisions on a more informed, efficient and convenient basis through access to the information services, discounted products and services, and other types of assistance offered by such programs.

         Product vendors and service providers are seeking more cost-effective and efficient methods to expand their customer base and market share than through the traditional mass-marketing channels of distribution. In addition, they are seeking to reach new customers, strengthen relationships with existing customers and generate new, predictable recurring sources of revenues. We believe membership service programs provide vendors a viable, cost-effective alternative to the traditional mass-marketing distribution channels.

         Historically, issuers of credit cards have been the most prevalent users of membership service programs. However, in recent years there has been a significant increase in the use and offering of membership programs by other businesses, including rental-purchase companies, retailers and employers. In most cases, these businesses seek professional marketing assistance to successfully design, market and manage the membership service programs they offer. These marketing firms, like ours, are able to:

o apply advanced database systems to capture, process and store consumer and market information;

o develop consumer profiles and purchasing trends, both in terms of products and services;

o        use their experience to provide effective membership service programs;
         and

o        realize economies of scale.

         In addition, a general requirement of the designer and provider of membership service programs is that the provider of such programs have the expertise to continue to introduce unique new programs. In addition, in some cases, the businesses expect the provider of membership service programs to have such resources as extensive vendor networks and experienced management teams, in order to not only design the program but also to market the programs quickly and successfully at the retail level.

OUR SOLUTION

         We design membership programs for rental-purchase companies, financial organizations, employer groups, retailers and association-based organizations. Memberships in these programs are offered and sold as part of a point-of-sale transaction or by direct marketing through direct mail or as an insert. Program members are offered and provided our and third-party vendors' products and services. We believe that our clients, their customers and the vendors of the products and services offered through the programs all benefit from our membership service programs. The products and services are bundled, priced and marketed utilizing relationship marketing strategies to target the profiled needs of the clients' particular customer base. Memberships in our programs are offered in two ways. If the memberships are sold by an organization, generally in connection with a point of sale transaction, we refer to these programs and membership sales as wholesale programs. On the other hand, if the memberships are sold by us through direct contact with the consumer (via direct mail or other direct marketing distribution), we refer to these programs and membership sales as retail programs and sales. Substantially all of our membership service programs are offered and sold at wholesale by clients engaged in the rental-purchase industry. During 1999 all of Foresight's revenue was attributable to wholesale program sales, while during 2000 wholesale and retail program sales accounted for 98% and 2%, respectively, of Foresight's revenue. We intend to focus our future efforts on the design and marketing of wholesale programs for clients in numerous industries, some of which will utilize our smart card technology and products as enhancements.

         Through the design of our programs, we seek to address our clients' desires to obtain another source of income from these clients' customers through membership sales. In return for the wholesale sale of memberships, our clients collect the weekly or monthly membership fees and retain 40% to 80% of such fees. The balance of these membership fees, 20% to 60%, is remitted to us. With respect to retail membership sales, clients providing the customer lists are entitled to royalties on sales to the clients' listed customers. The royalty payments range from 10% to 50% of the membership fees. The programs are designed and managed to strengthen the relationship between our clients and their customers. We believe that our programs offer members an economic, efficient and convenient method for the selection of products and services. Members are entitled to discounts for products and services which may not otherwise be available to them. Vendors of products and services offered and sold through

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the programs to members are benefitted. Vendors are provided the opportunity to reach a large number of demographically targeted customers or consumers with minimal incremental marketing cost.

         We maximize our marketing efforts by utilizing a database management system to analyze the demographics of clients' customers to establish customer profiles. Based upon these demographics and customer profiles, we design membership service programs that are targeted for specific consumer groups. Typically, we work with a wholesale client to incorporate elements from one or more of the client's standard service programs in the design of a custom program for the client. Memberships in the custom program are offered and sold by the wholesale client to its customers as a value-added feature generally in connection with a point-of-sale transaction. The wholesale client remits 20% to 60% of the membership fees to us and retains the balance as compensation for having made the sale and serving as collection agent of the fees. Wholesale programs substantially reduce our costs of acquiring new members, which results in higher profit margins in the first year of the program, compared to those obtained through retail offering and sale of memberships.

         With respect to membership service programs offered as retail programs, we utilize our database and experience to introduce new programs, as well as improve existing programs. Retail programs are generally offered through direct mail; however other direct marketing methods are also employed. The offer and sale of retail programs provide clients with a rapid, inexpensive means to test and introduce new concepts, products and services to their customers.

         We use collectively the consumer market or groups represented by our 115 clients and approximately 580,000 members to decrease our costs and to pass economic benefits on to our clients and members, as well as obtain substantial discounts on the vendors' products and services that are available to member-customers. We maintain our service center with a total of five member service representatives. Our service center is available to members, toll free, 24 hours a day, seven days a week. These representatives ensure that members receive high- quality service and help build consumer loyalty with our clients.

BUSINESS OBJECTIVE AND PLAN

         Our objective is to become one of the leading providers of unique membership service programs. Key elements of our business plan are as follows:

         CONTINUE TO DEVELOP UNIQUE SERVICE PROGRAMS FOR BROAD MARKETS. We intend to continue our focus on the development and rapid introduction of unique programs which address the lifestyle needs of large numbers of our clients' customers. We anticipate that this plan will allow us to obtain a larger share of the membership program market, both through existing clients and through new clients who will find our new and unique programs to be valuable to their customers.

         We will continue to expand our existing distribution channels and seek new ones, including large and small banks, savings and loans and other financial institutions, association-based organizations and others. To date, most of our clients are involved in the rental-purchase business. We believe that the rental-purchase industry will continue to experience substantial growth and provide expansion opportunities. We intend consequently to continue to devote significant resources to selling our membership service programs to those companies involved in the rental-purchase industry. In addition, we recently developed new wholesale membership programs for the retail furniture, check cashing, payday loan and consumer finance industries. We also intend to continue development and expansion of our retail membership program offerings. As part of this business plan, we intend to continue to develop service programs that can be easily modified to address the needs of a particular channel of distribution.

         DEVELOP A RECURRING REVENUE BASE. Membership renewals are not a characteristic of or expected with respect to wholesale memberships because the membership is continuous until the member voluntarily terminates the plan or its relationship with a client. Recurring revenue from wholesale clients is dependent upon the client continuously marketing our products to their customer base. Renewals of the retail memberships are generally considered a significant source of recurring revenues with minimal incremental costs of marketing which offers increased profit margins on these membership sales. We intend to continue to focus our efforts on retaining our existing and obtaining new wholesale clients. In addition, we intend to develop relationships with new clients to expand our retail membership revenue.


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         OFFER HIGH QUALITY SERVICES. In order to manage our anticipated growth and provide the type of membership services to ensure client and member loyalty, we must and intend to continue investing significantly in our membership services system. We have developed a proprietary computer database system that provides member service representatives on-line information regarding the components of each membership plan and the details a member requires to utilize the benefits. Members can access this system 24 hours a day, 7 days a week. We maintain our membership service center in our offices in Norman, Oklahoma. We also maintain and monitor relationships with our vendors to assure that these vendors are providing high quality products and services in order to enhance the relationship between the member-consumer and the client offering the service program.

         EMPLOYMENT OF TECHNICAL SOLUTIONS. We will continue the development and improvement of our proprietary software utilized to coordinate with clients or, if applicable, vendors to accelerate the delivery of new member information kits and, if applicable, membership billings. Currently, we utilize our membership database management system to model and analyze client lists to identify likely members. In addition, we will continue to invest in state-of-the-art technology in other key areas of our business. These areas include call routing equipment for our membership service support and advanced modeling techniques for use with the customer databases provided to us by our clients.

         LEVERAGE AND DEVELOP MULTIPLE VENDOR PARTNERS. We will continue our practice of developing dependable relationships with a wide variety of vendors who provide services at substantial discounts. We believe that the key elements of our success is our ability to:

         o     design new service programs;

         o obtain marketing distribution of those service programs to consumers; and

         o provide a high quality, member-friendly interface between the members and the service providers.

         We outsource these products and services from vendors instead of developing the infrastructure to integrate vertically for each new program, thereby preserving program flexibility. As a result, we are able to respond to and quickly develop new programs that address the changing needs of our clients.

         PURSUE INTERNATIONAL OPPORTUNITIES. We intend to seek international clients, particularly in Mexico, Puerto Rico and Canada, in the near future in order to further expand our client base. We believe that, for the same reasons that membership service programs are growing rapidly in the United States, there is significant demand for such programs in these international markets.

MEMBERSHIP SERVICE PROGRAMS

         As of December 31, 2000, we had six service programs that had approximately 580,000 members. Our membership service programs offer members a combination of various insurance products and information and savings opportunities with respect to the available program products and services. The service programs are marketed under the name of the program by the client if a wholesale program or on behalf of the client if a retail program. The programs are designed and developed to capitalize on the client's existing relationship with our customers as a value-added feature. In general, membership fees paid by the member, which may be payable weekly or monthly, range from approximately $2.00 per week to approximately $15.00 per month. Generally, customized service programs are designed for our clients as a variation of our standard service programs. As of December 31, 2000, we had the following six programs:

         FORESIGHT PREFERRED CUSTOMER CLUB(SM) -- We developed this program specifically for clients in the rental- purchase and retail furniture industry. The program consists of a basic package of consumer benefits, combined with insurance coverage selected by the client. Clients may choose the standard design with accompanying marketing materials, or customize their program using their own name, logo and corporate "look." This program effectively accounted for all of our revenue in 2000.

         CHOICE(SM) CHECKING PLANS -- Faced with increasing competition from larger financial institutions as well as non-bank competitors, the importance of establishing proven, loyalty-building programs is a high priority in the banking industry. We developed several different programs consisting of various insurance, travel and discount benefits

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designed to appeal to specific segments within the financial institution customer base including students and middle income and age market, high-balance affluent and mature market customers. Each program is typically offered in conjunction with several financial services offered by the financial institution itself. In some Choice Checking programs, we include the Precis-Instacare emergency medical card as one of the value added membership benefits. The Precis-Instacare card is a smart card that stores certain emergency medical information that may be accessed by emergency personnel via a hand-held smart card reader or via a toll free telephone number.

         CASH-IN CLUB(SM) -- We developed this program specifically for clients in the consumer finance industry. The program consists of a basic package of insurance, health and other consumer-oriented benefits. As with all of our programs, the client has the option of providing additional benefits. Clients may choose the standard design with accompanying marketing materials, or customize their program using their own name, logo and corporate "look."

         IN GOOD HEALTH(SM) -- We developed In Good Health to appeal to the concern about rising healthcare costs. The program includes access to national discount networks for prescription drugs, dental services and vision products.
 This program also can be packaged with other products such as telephone access to a 24-hour nurse advisory service. We market In Good Health on a retail basis to associations and employee groups. The program can also be offered directly to consumers through direct marketing distribution.

         NAMESAFE -- We developed NameSafe to appeal to consumer concerns about identity crime. The program includes access to the customer's credit report, medical information bureau and social security benefits statement. Customers can also subscribe to a credit monitoring service. We market NameSafe on a retail basis to credit card customers. The program can also be offered directly to consumers through direct marketing distribution.

         VIP CLUB -- We designed the VIP Club as a supplemental benefits program for employee groups. The program includes access to national discount networks for prescription drugs, dental services and vision products and other consumer-oriented benefits and services. We market the VIP Club on a retail basis to associations and employee groups.

         Foresight has marketed the Preferred Customer Club for over 10 years. The other products listed above have been developed over the last several years and although we do receive revenue on each product listed, the revenue is insignificant in relation to the revenue attributable to Preferred Customer Club sales.

         Those customers that become members of wholesale programs pay the membership fee as part of the weekly or monthly payments made to our client in connection with the primary product or service purchased or rented. With respect to retail service programs, the membership is for one year and may be renewed.

         When customers agree to become a retail program member, they generally receive a trial membership. During the period of the trial membership, the member may use the program's services without any obligation to pay for the services and benefits. Each customer-member is provided or mailed a membership brochure along with a membership card and membership identification number. The brochure summarizes the program products and services offered and lists toll-free telephone numbers that may be used to access service benefits and information. During the trial period, a consumer may elect not to participate in a service offered by calling our toll-free telephone number to cancel the particular service or benefit. Trial memberships are generally for a 30-day period. During the trial membership period, the membership and related benefits may be unconditionally terminated by the member without further obligation.

         If the membership is not canceled during the trial period, the customer-member becomes obligated to pay the membership fee. In the event that the member does not cancel the membership after the initial membership term, such member generally receives a renewal kit in the mail in advance of each membership termination date and is charged for the succeeding year's membership fee. During the course of an initial annual membership term or renewal term, a member is free to cancel a membership during the first 30 to 60 days of membership.

         Our wholesale membership programs are offered by our clients in connection with point-of-sale transactions and are presented to the customer as a value-added benefit of doing business with the client. The customer relationships with our clients are generally short term and typically on an infrequent basis. Therefore, there is not an extended client-customer relationship. For offering and selling the memberships in a wholesale program, the clients retain 40% to 80% of the membership fee and remit the balance to us.


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         In comparison, we offer the retail membership programs to potential members obtained from customer lists provided by its clients. Generally, clients and customers have an existing and often long-term relationship. Our clients provide lists of consumers which are added to our computerized database system to model, analyze and identify potential members. For such customer lists, our clients are paid a royalty from the initial and renewal membership fees collected by us from the members listed in the clients' customer lists. These royalties are from 10% to 50% of the membership fees.

         In combination with our product development and marketing group and the clients' sales and marketing groups, we develop strategies for new product and service offerings. Our management team, working with our clients, develops and refines new program concepts and introduces the new program. We believe that this method of product development allows us to respond quickly and effectively to market demand for new programs. We also believe that our programs are unique with respect to the variety and quality of particular products, services, discounts and other features that these programs offer. By bundling and reconfiguring various features of our standard programs, we can customize a program to the particular needs and demands of our clients. Our standard programs contain the following features:

         MEMBER SERVICE

         We believe that providing high quality service to program members is extremely important. This member service encourages membership sales and strengthens the relationship of the members and the client which offered the service program. We maintain our service center in Norman, Oklahoma, with a total of five membership service representatives. Our service center is available to members, toll free, 24 hours a day, seven days a week. All new membership service representatives must complete a comprehensive training course and receive on-the-job training. Through our training programs, systems and software, we seek to provide members with friendly, rapid and effective answers to questions. We also work closely with our clients' customer service staffs to ensure that their representatives are knowledgeable in matters relating to our membership service programs.

         TECHNOLOGY

         Substantial investments have been made in our information management systems. Accordingly, our proprietary software is designed to accept our clients' customer databases for review, analysis and modeling in order to develop customer profiles and identify potential members. We receive monthly new member information from our clients. If the new member information is obtained in connection with a retail membership program offering, such information is also routed to our member fulfillment personnel and member information kits are mailed to the new members. The information management system also receives confirmation of billing data from our merchant processors on a regular basis, permitting us to update the status of each member, including member profile information.

         FULFILLMENT

         In some cases the program products and services offered to members are provided directly to the members by independent vendors. We only select and utilize those vendors that we believe can cost-effectively deliver high quality products and services. Our programs generally provide vendors significant volume demand with correspondingly minimal associated marketing expense. Accordingly, vendors gain access and marketing exposure to our membership base. In exchange for such access and marketing exposure, pursuant to our contractual arrangements, vendors offer discount prices to our membership base. We receive no material payments from these vendors for rendering services to our program members. In certain cases, we pay our vendors a fee based on the volume of members in our program or based on other agreed upon factors. For example, we pay an automotive service provider a fee based on the number of active members in the program, pay an insurance carrier premiums based on the number of active members in various wholesale plans and pay fees to the providers of the health services related discounts based on the number of active members in that program. The aggregate of all such fees paid during 2000 since the merger-acquisition of Foresight, Inc. was approximately $365,000.

         Our vendor contracts are generally for a one-year term, with subsequent one-year renewal terms at our option. Vendors may cancel their contracts with us but, in most cases, only for cause and subject to notice provisions to provide time to locate a substitute vendor. Most of our vendor contracts are non-exclusive, but have requirements that the


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vendors maintain the confidentiality of the terms of the contract. We believe that the establishment of a vendor network can be used in programs developed for clients in a number of different distribution channels.

         We provide no assurance that, in the event a vendor ceases operations, or terminates, breaches or chooses not to renew its agreement with us, a replacement vendor can be retained on a timely basis, if at all. In addition, vendors are independent contractors and the level and quality of services provided are not within our control. Any service interruptions, delays or quality problems could result in customer dissatisfaction and membership cancellations, which could have a material adverse effect on our business, financial condition and results of operations.

         SALES AND MARKETING CHANNELS

         We generally outsource the offering of memberships and do not make direct solicitations. With respect to wholesale programs, the client in a point-of-sale transaction offers the membership to its customer as a value-added feature. Under these programs, the client offering the memberships is responsible for marketing, usually with our assistance. We do not pay the marketing costs of membership solicitation and sales. In some cases, the client may provide wholesale memberships to our customers free of charge and pay the periodic membership fee for each customer. In other cases, the client may charge a reduced fee to its customer.

         With respect to membership interests other than in wholesale programs, we solicit members utilizing direct marketing methods, including direct mail, as a solo piece mailed either at our expense or at the client's expense. Our direct marketing solicitations are made to potential members based upon customer lists and information provided by our clients.

         Our sales strategy is to establish and maintain long-term relationships with our clients. Through employment of our sales process, we determine how client needs can be addressed by our membership service programs. We attempt to build upon our existing customer relationships by integrating and cross-selling our various membership service programs. The term of the sales cycle for a new service program varies and can be six months or more. At December 31, 2000, our client sales force consisted of two executives and five sales representatives and support staff.

         Our business is highly dependent on telephone service provided by various local and long distance telephone companies. Any significant interruption in telephone services could adversely affect us. Additionally, limitations on the ability of telephone companies to provide increased capacity that we may require in the future, if any, could adversely affect our business, financial condition and results of operations. Rate increases imposed by these telephone companies will increase our operating expenses and could materially adversely affect our business, financial condition and results of operations.

CLIENT CONTRACTUAL ARRANGEMENTS

         Our ability to market memberships is dependent upon continuing and establishing new client relations. The arrangements with our clients are pursuant to written agreements which set forth our and the client's responsibilities, obligations, and entitlements, including collection of membership fees and, as applicable, payment of royalties. Clients that sell wholesale memberships generally are required to collect the membership fee and remit 20% to 60% of the memberships fee to us and are entitled to retain the balance. Our client contracts are generally for an initial term of two years, which is automatically extended for a term of one year following the initial term. These contracts are subject to termination upon 90-days' written notice prior to expiration of the initial term or the extended term. Pursuant to these contracts, our clients are excluded from offering and selling similar membership service programs. Upon such termination, we generally do not have any continuing relationship with the client's customers, although we are entitled to continue to receive our portion of the membership fees as collected by the retail client. Furthermore, for one year following termination of the contract, a retailer is not permitted to offer programs that are similar to our membership programs.

         With respect to those memberships sold by us pursuant to direct marketing methods, we obtain substantially all customer marketing information from customer lists supplied by our clients. Clients provide these lists for use in marketing a single, specific program which has been pre-approved by the client. Pursuant to contractual arrangements with these clients, we are obligated to collect the membership fees and remit 10% to 50% of such membership fees to the client that provided the customer list used to solicit the membership sales. Under our contractual arrangements with

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these clients we typically have the right to continue providing membership services directly to the client's customers even if the client terminates the contract. Our ability to market new retail programs to an existing customer base or an existing retail program to a new customer base is dependent on first obtaining approval from a client.

         Approximately 75% of our revenues for the year ended December 31, 2000 was attributable to members obtained through wholesale solicitation and sales by one customer. We do not currently have a contractual arrangement with this client.

         Client relationships generally are developed over an extended period of six months or more. These relationships generally are based in part on professional relationships and the reputation of our management and marketing personnel. As a result, client relationships may be adversely affected by events beyond our control, including departures of key personnel and alterations in personal relationships. Consequently, because the relationships with our clients are pursuant to contractual arrangements that are subject to termination, we provide no assurance that:

         o one or more of our key or other clients will no terminate its relationship with us;

         o if applicable, that clients will provide additional customer lists for use in our further marketing of new or existing membership programs; or

         o clients which terminate will replaced on a timely basis, if at all.

Any one of the foregoing could have an adverse effect upon our business, financial condition and results of operations.

SMART CARD TECHNOLOGY AND PRODUCTS

         We design, market, implement and service custom memory and microprocessor card products, known as smart cards, on which information and software can be stored. Through our research efforts, we have developed a library of reusable computer software components for a variety of personal computer and embedded applications all centered on smart card technology. Our technology enables electronic commerce in closed-system environments for point-of-sale transactions and other uses. These products include the Precis Health Card System(TM) and Precis-Instacare Card, both healthcare smart card systems; PrecisCache(TM), a fixed-value smart card system; PrecisReserve(TM), a reloadable stored-value smart card system; and PrecisPersona(TM), a smart-card based customer loyalty and rewards system. Our smart card products and services include full service hardware integration and software development and implementation from the point-of-sale to back-end processing for electronic commerce.

         Because of its versatile nature, our smart card technology is adaptable for use over a variety of applications. These applications are generally categorized as payment vehicles, access and security keys, and information management.

         PAYMENT VEHICLE CARDS -- The most familiar of these cards are the stored-value payment vehicles, commonly known as electronic purse or wallet cards, credit, debit and automated teller machine cards, which are disposable or value reloadable. Some library applications use the same structure using tokens or units instead of a monetary value.

         ACCESS AND SECURITY KEY CARDS -- These cards are used to store and access identification and authentication information, including biometrics and encryption technology, including digital certificates, for control of physical access, online access and facilitating secured commerce on intranets and the Internet.

         INFORMATION MANAGEMENT CARDS -- These cards enable the storage and manipulation of data of all kinds, including emergency information, medical history, account management information, expense tracking and various loyalty programs. These cards may be used to track and cross-reference consumer purchasing habits to provide marketing information to retailers, distributors and manufacturers of various products and services.

         The manufacturing cost of a card varies from less than $1 to approximately $10 depending on the amount of information the card holds and the complexity of the microchip or its operating system. Similarly, the cost of a reader device can vary from $50 to $2,000, depending on the complexity and functionality of the device.

         We regard our smart card software as proprietary and license our products generally under written license agreements executed by licensees. We also employ an encryption system which restricts a user's access to source codes

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to further protect our intellectual property. Because our products allow customers to customize their applications without altering source codes, the source codes for our products are typically neither licensed nor provided to customers.

         We have applied for registration of our Precis Health Card System(TM) trademark. We have no patents or patent applications pending. Currently, we rely on a combination of copyright, trademark and trade secret laws to protect our products. Despite these precautions, it may be possible for unauthorized parties to copy portions of our products or reverse engineer or obtain and use information that we regard as proprietary.

         As of March 31, 2001, our smart card product development staff consisted of one employee. Our total expenses for product development and deployment during 2000 and 1999 were $44,392 and $230,828, respectively. Our customers have not borne any portion of our product development and deployment expenses. We anticipate that our commitment of resources to smart card product development in the future will not be significant.

GOVERNMENT REGULATION

         Our operations are subject to various federal, state and local requirements which affect businesses generally, including taxes, postal regulations, labor laws, and environment and zoning regulations and ordinances. We may use telemarketing as a method of direct marketing of retail membership service programs. The telemarketing industry is increasingly subject to federal and state regulation as well as general public scrutiny and criticism. The Federal Telephone Consumer Protection Act of 1991 limits the hours during which telemarketers may call consumers and prohibits the use of automated telephone dialing equipment to call certain telephone numbers. The Federal Telemarketing and Consumer Fraud and Abuse Prevention Act of 1994 and Federal Trade Commission regulations promulgated thereunder, prohibit deceptive, unfair or abusive practices in telemarketing sales. Both the Federal Trade Commission and state attorney generals have authority to prevent telemarketing activities that constitute "unfair or deceptive acts or practices." Furthermore, a number of states have enacted laws and others are considering enacting laws targeted directly at telemarketing practices. We provide no assurance that any such laws, if enacted, will not adversely affect or limit our current or future operations.

         Compliance with federal and state regulations is generally our responsibility. The membership programs industry is especially susceptible to charges by the media of regulatory non-compliance and unfair dealing. As is often the case, the media may publicize perceived non-compliance with consumer protection regulations and violations of notions of fair dealing with consumers. Our failure to comply with current as well as newly enacted or adopted federal and state regulations could have a material adverse effect upon our business, financial condition and results of operations in addition to the following:

         o non-compliance may cause us to become the subject of a variety of enforcement or private actions for non-compliance;

         o compliance with changes in applicable regulations could materially increase the associated operating costs;

         o non-compliance with any rules and regulations enforced by a federal or state consumer protection authority may subject us or our management personnel to fines or various forms of civil or criminal prosecution; and

         o non-compliance or alleged non-compliance may result in negative publicity potentially damaging our reputation, client relationships and the relationship with program members and consumers in general.

COMPETITION

         The environment within which we operate is intensely competitive and subject to rapid change in general. To maintain or increase our market share position, we must continually enhance our current product offerings, introduce new product features and enhancements, and expand our client service capabilities. We currently compete principally on the basis of the specialized nature of our products and services.

         Competition in the membership services market for clients is intense. We offer membership programs that provide products and services similar to or directly in competition with products and services offered by our competitors

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as well as the providers of such products and services through other channels of distribution. Through contractual arrangements with a competitor, potential clients may be prohibited from contracting with us to design a membership program if the services or products provided by our program are similar to, or merely overlap with, the services or products provided by an existing competitor program. Although not permitted under the current agreements with our clients, in the future some of our clients may provide, either directly or through third parties, programs offered by our competitors that directly compete with our programs. Competition for new members is also intense, particularly as the market becomes saturated with customers who are already members of competing programs.

         Our principal competitors are Cendant Corporation, Memberworks, Inc., Nationwide Club Administrators, Inc., Encore International, Inc. and Consumer Benefit Services, Inc. Our other competitors include large retailers, travel agencies, financial institutions, and other organizations which offer benefit programs to their customers. Many of our competitors have substantially larger customer bases and greater financial and other resources. We believe that the principal competitive factors, many of which are not within our control, in the membership services industry include:

         o the ability to identify, develop and offer unique membership service programs,

         o        the quality and breadth of the programs offered

         o        membership fees,

         o        prices of products and services offered,

         o        marketing expertise,

         o        the ability to hire and retain employees,

         o the development by others of membership service programs that are competitive with our programs,

         o the price at which competitors offer comparable membership programs and the products and services of these programs, and

         o        responsiveness to customer needs.

         To date, we have effectively competed with our competitors. However, there is no assurance that:

         o our competitors will not increase their emphasi on programs similar to our programs to more directly compete with us,

         o our competitors will not provide programs comparable or superior to our programs at lower membership prices,

         o our competitors will not adapt more quickly to evolving industry trends or changing market requirements,

         o        new competitors will not enter the market, or

         o other businesses will not themselves introduce competing programs.

This increased competition may result in price reductions, reduced gross margins and loss of market share, any of which could materially adversely affect our business, financial condition and results of operations.

         In addition, we and other providers of membership programs compete for client marketing budget dollars and, in particular, other forms of direct marketing activities, such as direct mail. In recent years, there have been significant advances in new forms of direct marketing, such as the development of interactive shopping and data collection through television, the Internet and other media. As widely reported, electronic interactive commerce via the Internet and through the World Wide Web has and probably will continue to grow significantly. To the extent such growth occurs, it could have a material adverse effect on the demand for membership programs.

EMPLOYEES

         As of March 31, 2001, we employed 18 persons on a full-time basis and 4 on a part-time basis. Our future performance depends in significant part upon the continued service of our key technical and management personnel and

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our continuing ability to attract and retain highly qualified and motivated personnel in all areas of our operations. Competition for qualified personnel is intense. We provide no assurance that we can retain key managerial and technical employees or that we can attract, assimilate or retain other highly qualified personnel in the future. Our employees are not represented by a labor union. We have not experienced any work stoppages and consider our employee relations to be good.

FACILITIES

         Our offices and operations are located in 11,180 square feet at 2500 South McGee Drive, Norman, Oklahoma 73072. The offices are occupied under a lease agreement with Onward, L.L.C., which expires December 31, 2004 and requires payment of monthly rent of $13,812. Onward, L.L.C. is wholly-owned by Paul A. Kruger, our Chief Executive Officer and Chairman of the Board. We consider the space in which our offices are occupied to be adequate for our current needs. In the event we are required to relocate our office upon termination of the existing lease, we believe other office space is available under favorable leasing terms in Norman, Oklahoma.

LEGAL PROCEEDINGS

         In the normal course of business, we may become involved in litigation or in settlement proceedings relating to claims arising out of our operations. We are not a party to any legal proceedings, the adverse outcome of which, individually or in the aggregate, could have a material adverse effect on our business, financial condition and results of operations.

         FEDERAL TRADE COMMISSION LEGAL PROCEEDINGS. In July 1999, the Federal Trade Commission commenced an investigation of the telemarketing of credit card registration services by Universal Marketing Services, Inc. On June 28, 2000, the Federal Trade Commission filed a complaint in the United States District Court for the Western District of Oklahoma against Universal Marketing Services, Inc. and its President, Steven Brett Wimberley. Universal Marketing Services was formerly the parent of Foresight, Inc. and managed its operations. The investigated telemarketing activities were conducted by an unrelated third party pursuant to a written agreement. Under this agreement, the third party agreed to conduct all telemarketing activities in compliance with the rules and regulations of the Federal Trade Commission. The Federal Trade Commission would not limit its investigation to or agree only to pursue the third party. To avoid prolonged litigation and the associated expenses, Universal Marketing Services and Mr. Wimberley agreed to a stipulated judgment and a $100,000 consent judgment was entered against them.

         Under the terms of the stipulated judgment, Universal Marketing Services and Mr. Wimberley are banned from engaging in, or assisting others in, the promotion, advertising, marketing, offering for sale or sale of any credit card registration or protection services through telemarketing. Additionally, the rights of Universal Marketing Services and Mr. Wimberley to telemarket other products are subject to restrictions and monitoring by the Federal Trade Commission. We were neither the subject of the investigation nor a party to the stipulated judgment. However, our telemarketing activities may become subject to restrictions and monitoring similar to those imposed by the stipulated judgment, whether conducted with Universal Marketing Services, Mr. Wimberley or an unrelated third party.

                PRINCIPAL SHAREHOLDERS AND HOLDINGS OF MANAGEMENT

         The following table presents, as of the Record Date, information related to the beneficial ownership of our common stock of (i) each person who is known to us to be the beneficial owner of more than 5% thereof, (ii) each of our directors and executive officers, and (iii) all of our executive officers and directors as a group, together with their percentage holdings of the outstanding shares, and, as adjusted to give effect to the merger-acquisition. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated, and there are no family relationships amongst our executive officers and directors. For purposes of the following table, the number of shares and percent of ownership of our outstanding common stock that the named person beneficially owns includes shares of our common stock that the person has the right to acquire within 60 days of the date of the Record Date from exercise of stock options and are deemed to be outstanding, but are not deemed to be outstanding for the purposes of computing the number of shares beneficially owned and percent of outstanding common stock of any other named person.


                                                               BEFORE THE                       AFTER THE
                                                           MERGER-ACQUISITION               MERGER-ACQUISITION
                                                      ----------------------------     ----------------------------
                                                         SHARES       PERCENT OF          SHARES       PERCENT OF
                                                      BENEFICIALLY    OUTSTANDING      BENEFICIALLY   OUTSTANDING
NAME (AND ADDRESS) OF BENEFICIAL OWNER                  OWNED(1)     SHARES(1)(2)        OWNED(1)     SHARES(1)(2)
--------------------------------------                ------------   -------------     ------------  --------------

Paul A. Kruger(3)...................................       491,667          17.3%         1,647,917         24.0%
    2500 South McGee Drive, Suite 200
    Norman, Oklahoma 73072

Judith H. Henkels(4)................................            --            --          1,750,000         25.4
   2032 North Highway 360
   Grand Prairie, Texas 75050

Michael R. Morrisett................................       270,401           9.5            270,401          3.9
    8626 South Florence Avenue
    Tulsa, Oklahoma 74137

Bobby R. Rhodes.....................................            --            --            250,000          3.6

Larry E. Howell(5)..................................       110,000           3.8            110,000          1.6

John Simonelli(5)...................................       110,000           3.8            110,000          1.6

Kent H. Webb, M.D.(5)...............................       107,018           3.7            107,018          1.6

Mark R. Kidd(5).....................................        60,000           2.1            153,750          2.2

Lyle W. Miller(5)...................................        10,000           (7)             10,000          (7)

Michael E. Dunn(6)..................................        12,000           (7)             12,000          (7)

Executive Officers and Directors as a group
    (seven persons before and nine persons
    after the Capella Group merger-acquisition)(8)..       900,685          31.6%         2,150,685         31.3%


------------------------
(1) Shares not outstanding but deemed beneficially owned by virtue of the right of the named person to acquire the shares within 60 days of the above-mentioned date are treated as outstanding for determining the amount and percentage of common stock owned by the person. Based upon our knowledge, each named person has sole voting and sole investment power with respect to the shares shown except as noted, subject to community property laws, where applicable.
(2) The percentage shown was rounded to the nearest one-tenth of one percent, based upon 2,850,000 shares of common stock being outstanding before the Capella Group merger-acquisition and 6,875,000 shares of our common stock being outstanding immediately following completion of the Capella Group merger-acquisition.
(3) The beneficially owned shares and the percentage include 166,667 shares of common stock into which the series A preferred stock may be converted and 10,000 shares of common stock issuable upon exercise of stock options.
(4) The beneficially owned shares and percentage include 250,000 shares of common stock owned by Leland S. Chaffin, Jr., husband of Judith H. Henkels.
(5) The beneficially owned shares and percentage include 10,000 shares of common stock issuable upon exercise of stock options.
(6) The beneficially owned shares and the percentages includes 10,000 shares of common stock issuable upon exercise of stock options and 2,000 shares of common stock that Dunn Swan & Cunningham (of which Mr. Dunn is President) is entitled to receive but have not been issued.
(7)      The percentage is less than 1.0%.
(8) The beneficially owned shares and the percentage include 166,667 shares of common stock into which the series A preferred stock may be converted, 70,000 shares of common stock issuable upon exercise of stock options and 2,000 shares of common stock that Dunn Swan & Cunningham (of which Mr. Dunn is President) is entitled to receive but have not been issued.

POSSIBLE CHANGE IN CONTROL

         Completion of the merger-acquisition of Capella Group will result in Judith H. Henkels and Bobby R. Rhodes owning 1,750,000 shares (25.5%) and 250,000 shares (3.6%), respectively, of our outstanding common stock. In addition, Ms. Henkels and Mr. Rhodes will become directors. Until all of the shares of common stock have been delivered under the terms of the Capella Group merger-acquisition (which is anticipated to be on or before April 30, 2002), Ms. Henkels and Mr. Rhodes will serve as members of our Board of Directors as the designees of Ms. Henkels. In the event of the resignation or death of Ms. Henkels and Mr. Rhodes, a person designated by Ms. Henkels (or her successor in interest in the event she is deceased) will be named as a director to fill the vacancy created by the resignation or death.

                                  LEGAL MATTERS

         The validity of issuance of the shares of our common stock to be issued in connection with the merger-acquisition of Capella Group will be passed upon for us by our counsel, Dunn Swan & Cunningham, A Professional Corporation, of Oklahoma City, Oklahoma. Dunn Swan & Cunningham has delivered an opinion to the effect that the description of the federal income tax consequences of the merger-acquisition under the section of this Proxy Statement captioned "The Merger-Acquisition of The Capella Group, Inc.--Certain Federal Income Tax Consequences" correctly sets forth the material federal income tax consequences of the merger-acquisition to us and our shareholders.

                                     EXPERTS

         The balance sheets as of December 31, 2000 and 1999, and the statements of operations and accumulated deficit, stockholders' equity and cash flows for each of the two years in the period ended December 31, 2000, included in this Proxy Statement, have been included herein in reliance on the report of Murrell, Hall, McIntosh & Co., PLLP, independent public accountants, given on authority of that firm as experts in accounting and auditing.

                 OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

         Our Board of Directors knows of no business which will be presented for action at the Annual Meeting other than that described in the Notice of Annual Meeting of Shareholders and this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxies as they deem advisable in accordance with their best judgment.

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Under the existing rules of the Securities and Exchange Commission, one or more of our shareholders may present proposals on any matter that is a proper subject for consideration by our shareholders at the 2002 annual meeting of our shareholders, which we currently anticipates will be held on or before July 31, 2002. In order to be included in the proxy statement (or disclosure statement in the event proxies are not solicited by our Board of Directors) for the 2002 annual meeting of our shareholders, a proposal must be received by April 1, 2002. It is suggested that if you as one of our shareholders desire to submit a proposal you should do so by sending the proposal certified mail, return receipt requested, addressed to our Corporate Secretary at our principal office, 2500 South McGee Drive, Suite 147, Norman, Oklahoma 73072. Detailed information for submitting proposals will be provided upon written request, addressed to our Corporate Secretary.

                       WHERE YOU CAN FIND MORE INFORMATION

         We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004, and at its regional offices at 7 World Trade Center, 13th Floor, New York, New York 10048 and at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. We distribute to our shareholders annual reports containing financial statements audited by our independent public accountants and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as "EDGAR") system and are publicly available on the Securities and Exchange Commissions's site on the Internet, located at HTTP://WWW.SEC.GOV. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

         Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Precis Smart Card Systems, Inc. at 2500 South McGee Drive, Suite 147, Norman, Oklahoma 73072, telephone: (405) 292-4900. To obtain timely delivery, any information must be requested no later than five business days before the decision is made to vote regarding the proposed merger-acquisition of Capella Group and to cause timely receipt of the vote on the date of the Annual Meeting.

                           ------------------------

         Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            Mark R. Kidd
                                            Corporate Secretary

May 10, 2001
-------------------

         A COPY OF OUR ANNUAL REPORT, WHICH INCLUDES OUR FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, IS ENCLOSED HEREWITH. OUR QUARTERLY REPORTS ON FORM 10-QSB FOR THE QUARTER ENDED MARCH 31, 2001, EXCLUDING THE EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING PRECIS SMART CARD SYSTEMS, INC., 2500 SOUTH MCGEE DRIVE, SUITE 147, NORMAN, OKLAHOMA 73072, ATTENTION: CORPORATE SECRETARY.

                          INDEX TO FINANCIAL STATEMENTS


THE CAPELLA GROUP, INC.

Report of Independent Public Accountants...................................................................     F-3

Balance Sheets as of December 31, 2000 and 1999............................................................     F-4

Statements of Operations for the Years Ended December 31, 2000 and 1999....................................     F-5

Statements of Stockholders' Equity (Deficit) for the Years Ended December 31, 2000 and 1999................     F-6

Statements of Cash Flows for the Years Ended December 31, 2000 and 1999....................................     F-7

Notes to Financial Statements..............................................................................     F-8

Condensed Balance Sheets (Unaudited) as of March 31, 2001 and December 31, 2000............................    F-11

Condensed Statements of Operations (Unaudited) for the Three Months Ended March 31, 2001 and 2000...........   F-12

Condensed Statements of Cash Flows (Unaudited) for the Three Months Ended March 31, 2001 and 2000...........   F-13

Notes to Condensed Financial Statements (Unaudited).........................................................   F-14

PRECIS SMART CARD SYSTEMS, INC.

Report of Independent Public Accountants....................................................................   F-15

Consolidated Balance Sheets as of December 31, 2000 and 1999................................................   F-16

Consolidated Statements of Operations for the Years Ended December 31, 2000 and 1999........................   F-17

Consolidated Statements of Stockholders' Equity (Deficit) for the Years Ended
         December 31, 2000 and 1999.........................................................................   F-18

Consolidated Statements of Cash Flows for the Years Ended December 31, 2000 and 1999........................   F-19

Notes to Consolidated Financial Statements..................................................................   F-20

Condensed Consolidated Balance Sheets (Unaudited) as of March 31, 2001 and December 31, 2000...............    F-26

Condensed Consolidated Statements of Operations (Unaudited) for the Three Months
         Ended March 31, 2001 and 2000......................................................................   F-27

Condensed Consolidated Statement of Stockholders' Equity for the Three Months Ended March 31, 2001..........   F-28

Condensed Consolidated Statements of Cash Flows (Unaudited) for the Three Months
         Ended March 31, 2001 and 2000......................................................................   F-29

Notes to Condensed Consolidated Financial Statements (Unaudited)............................................   F-30


                                       F-1




FORESIGHT, INC.

Condensed Statement of Operations (Unaudited) for the Eleven Months Ended November 30, 2000.................   F-31

Notes to Condensed Statement of Operations..................................................................   F-32

PRECIS SMART CARD SYSTEMS, INC.
UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Pro Forma Combined Balance Sheet as of March 31, 2001 (Unaudited)...........................................   F-33

Pro Forma Combined Statement of Operations for the
         Three Months ended March 31, 2001 (Unaudited)......................................................   F-34

Pro Forma Combined Statement of Operations for the
         Year Ended December 31, 2000 (Unaudited)...........................................................   F-35

Notes to Pro Forma Combined Financial Statements (Unaudited)................................................   F-36


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Stockholders
The Capella Group, Inc.

         We have audited the accompanying balance sheets of The Capella Group, Inc. (a Texas Corporation) as of December 31, 2000 and 1999, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Capella Group, Inc. as of December 31, 2000 and 1999, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

MURRELL, HALL, McINTOSH & CO., PLLP


Moore, Oklahoma
February 23, 2001, except for Note 9, as to which the date is March 23, 2001

                             THE CAPELLA GROUP, INC.
                                 BALANCE SHEETS


                                                                                            December 31,
                                                                                    -----------------------------
                                                                                        2000             1999
                                                                                    ------------      -----------
                                       ASSETS

Current Assets:
   Cash and Cash Equivalents..................................................      $    458,229      $        --
   Accounts Receivable........................................................            34,416           10,650
   Inventory, at cost.........................................................            49,984           70,928
   Prepaid Expenses...........................................................            31,210           14,413
   Other Receivables..........................................................                --           70,000
                                                                                    ------------      -----------
         Total Current Assets.................................................           573,839          165,991
                                                                                    ------------      -----------

Property and Equipment:
   Office Equipment...........................................................           648,398            6,222
   Computers and Software.....................................................            80,276           29,708
   Furniture and Fixtures.....................................................            23,322            8,191
                                                                                    ------------      -----------
                                                                                         751,996           44,121
   Less Accumulated Depreciation..............................................           (85,587)         (19,834)
                                                                                    ------------      -----------
                                                                                         666,409           24,287
                                                                                    ------------      -----------
Other Assets..................................................................            36,267            3,426
                                                                                    ------------      -----------
Total Assets..................................................................      $  1,276,515      $   193,704
                                                                                    ============      ===========

                   LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
   Book Overdraft.............................................................      $         --      $    14,539
   Notes Payable..............................................................                --           30,000
   Accounts Payable...........................................................            81,079           23,025
   Accrued Liabilities........................................................           330,832          133,526
   Current Portion of Capital Leases..........................................           105,413               --
                                                                                    ------------      -----------
      Total Current Liabilities...............................................           517,324          201,090
                                                                                    ------------      -----------
Capital Leases, net of Current Portion........................................           487,582               --
                                                                                    ------------      -----------

Stockholders' Equity (Deficit):
   Preferred Stock, $.001 Par Value,1,000,000 Shares Authorized,
       990,800 Shares Issued and Outstanding in 2000, 1,000,000 in 1999.......               991            1,000
   Common Stock, $.001 Par Value, 2,000,000 Shares
      Authorized, 1,000,000 issued and Outstanding in 2000 and 1999...........             1,000            1,000
   Additional Paid-in Capital.................................................           249,000          249,000
   Retained Earnings (Deficit)................................................            20,618         (258,386)
                                                                                    ------------      -----------
         Total Stockholders' Equity (Deficit).................................           271,609           (7,386)
                                                                                    ------------      -----------
Total Liabilities and Stockholders' Equity (Deficit)..........................      $  1,276,515      $   193,704
                                                                                    ============      ===========

                 See Accompanying Notes to Financial Statements

                             THE CAPELLA GROUP, INC.
                            STATEMENTS OF OPERATIONS

                                                                                           FOR THE YEARS ENDED
                                                                                              DECEMBER 31,
                                                                                      -----------------------------
                                                                                          2000             1999
                                                                                      ------------     ------------
Product and Service Revenues......................................................    $  5,615,687     $  1,667,775
                                                                                      ------------     ------------

Expenses:

     Product and Service Costs....................................................       1,542,629          532,305
     Sales and Marketing Costs....................................................       2,318,658          688,351
                                                                                      ------------     ------------

         Gross Margin.............................................................       1,754,400          447,119
                                                                                      ------------     ------------

     General and Administrative...................................................       1,324,335          429,009
                                                                                      ------------     ------------

         Operating Income.........................................................         430,065           18,110

Other Expense
     Interest Expense.............................................................          22,079            1,328
                                                                                      ------------     ------------

Income Before Income Taxes........................................................         407,986           16,782

Provision for Income Taxes - Current..............................................         128,982            3,586
                                                                                      ------------     ------------

Net Income........................................................................    $    279,004     $     13,196
                                                                                      ============     ============

Net Income per Common Share.......................................................    $       0.14     $       0.01
                                                                                      ============     ============

Weighted Average Number of Common Shares Outstanding..............................       1,990,800        2,000,000
                                                                                      ============     ============

                 See Accompanying Notes to Financial Statements

                             THE CAPELLA GROUP, INC.
                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)


                                      PREFERRED STOCK              COMMON STOCK          ADDITIONAL    RETAINED
                                   ----------------------    -----------------------      PAID-IN      EARNINGS
                                     SHARES      AMOUNT        SHARES       AMOUNT        CAPITAL      (DEFICIT)
                                   ----------   ---------    -----------  ----------   ------------   -----------
December 31, 1998................          --    $     --        100,000    $  1,000     $  249,000    $ (271,582)

Shares Issued
    as Compensation..............     100,000         100             --          --             --            --
Change in Par Value..............     900,000         900        900,000          --             --            --
Net Income.......................          --          --             --          --             --        13,196
                                   ----------    --------    -----------    --------     ----------    ----------

December 31, 1999................   1,000,000       1,000      1,000,000       1,000        249,000      (258,386)

Redemption of Shares.............      (9,200)         (9)            --          --             --            --
Net Income.......................          --          --             --          --             --       279,004
                                   ----------    --------    -----------    --------     ----------    ----------

December 31, 2000................     990,800    $    991      1,000,000    $  1,000     $  249,000    $   20,618
                                   ==========    ========    ===========    ========     ==========    ==========




                 See Accompanying Notes to Financial Statements

                             THE CAPELLA GROUP, INC.
                            STATEMENTS OF CASH FLOWS

                                                                                          FOR THE YEARS ENDED
                                                                                              DECEMBER 31,
                                                                                       --------------------------
                                                                                          2000            1999
                                                                                       -----------     ----------
Cash Flows from Operating Activities:
    Net Income......................................................................   $   279,004     $   13,196
    Adjustments to Reconcile Net Income to Net Cash Provided (Used)
       by Operations:
         Depreciation...............................................................        65,753          9,737
          (Increase) Decrease:
             Accounts Receivable....................................................       (23,766)       (10,276)
             Other Receivables......................................................        70,000        (70,000)
             Inventory..............................................................        20,944        (70,928)
             Prepaid Expenses.......................................................       (16,797)        (8,394)
          Increase (Decrease):
             Accounts Payable.......................................................        58,054         10,686
             Accrued Liabilities....................................................       197,305         96,812
             Other Liabilities......................................................            --        (10,860)
                                                                                       -----------     ----------

             Net Cash Provided (Used) by Operating Activities.......................       650,497        (40,027)
                                                                                       -----------     ----------

Cash Flows from Investing Activities:
    Purchase of Property and Equipment..............................................       (77,128)       (15,479)
    Long-Term Deposits..............................................................       (32,841)         1,387
                                                                                       -----------     ----------

             Net Cash (Used) in Investing Activities................................      (109,969)       (14,092)
                                                                                       -----------     ----------

Cash Flows from Financing Activities:
    Repay Loan From Shareholder.....................................................            --        (17,912)
    Proceeds from Short-Term Debt...................................................            --         30,000
    Repay Short-Term Debt...........................................................       (30,000)            --
    Repay Long-Term Debt............................................................       (37,751)            --
    Sale (Purchase) of Stock........................................................            (9)         1,000
    Book Overdraft..................................................................       (14,539)        14,539
                                                                                       -----------     ----------

             Net Cash Provided (Used) in Financing Activities.......................       (82,299)        27,627
                                                                                       -----------     ----------

Net Increase (Decrease) in Cash.....................................................       458,229        (26,492)

Cash at Beginning of Period.........................................................            --         26,492
                                                                                       -----------     ----------

Cash at End of Period...............................................................   $   458,229     $       --
                                                                                       ===========     ==========

Property Acquired by Capital Lease..................................................   $   630,747     $       --
                                                                                       ===========     ==========


                 See Accompanying Notes to Financial Statements

                             THE CAPELLA GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS

Note 1 - Nature of Business

     The Capella Group, Inc. (The Company) was formed in February 1997 for the express purpose of offering innovative healthcare solutions addressing the high cost of health care for businesses and individuals throughout the United States. Capella currently offers savings on healthcare services to persons who are underinsured throughout the United States, a population encompassing over 120 million people. Capella offers these savings by accessing the same Preferred Provider Organizations that are utilized by insurance companies.

Note 2 - Summary of Significant Accounting Policies

     Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management of the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Property and Equipment - Property and equipment are carried at cost, less accumulated depreciation. Depreciation is calculated using the straight line method based on useful lives of three to seven years.

     Earnings Per Share - Earnings per share is computed based on the weighted average number of common shares outstanding.

     Concentration of Credit Risk - The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant risk.

     Fair Value of Financial Instruments - The recorded amounts of cash, accounts receivable, accounts payable, and accrued liabilities approximate fair value because of the short-term maturity of these items.

     Impairment of Long-lived Assets - The Company accounts for the impairment and disposition of long-lived assets in accordance with SFAS No. 121, "Accounting for the Impairment of Long-lived Assets to be Disposed of" (FAS 121). In accordance with FAS 121, long-lived assets held are reviewed for events or changes in circumstances which indicate that their carrying value may not be recoverable. As of December 31, 2000 and 1999, no impairment has been indicated.

     Cash and Cash Equivalents - Cash and cash equivalents consist primarily of cash on deposit or cash investments purchased with original maturities of three months or less.

     Revenue Recognition - Membership fees are billed to clients of the Company on a monthly basis net of cancellations.

Note 3 - Income Taxes

     The stockholders of the Company elected to adopt the provisions of Subchapter S of the Internal Revenue Code for the periods ended prior to August 1, 1999. As a result, the Company was not subject to corporate income taxes prior to August 1, 1999. Accordingly, no provision has been made in the accompanying historical financial statements for Federal and state income taxes prior to August 1, 1999, since such taxes are liabilities of the individual stockholders, and the amounts thereof depended upon their respective tax situations. For periods subsequent to July 31, 1999, the Company is subject to corporate income taxes.

                             THE CAPELLA GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS

     The Company's tax returns are subject to the examination by Federal taxing authorities. In the event of an examination of such tax returns, the liability of the stockholders could be changed if adjustments in or classification of the distributable income for periods prior to August 1, 1999 are ultimately sustained by the taxing authorities.

     The provision for income taxes for 2000 and 1999 differs from the statutory rates because of certain expenses that are not deductible for income tax purposes.

Note 4 - Profit Sharing Plan

     On July 1, 2000, the Company adopted a 401(k) profit sharing plan which includes a deferred compensation feature. All employees with six months of service who are 21 years old or older are eligible to participate. Employees may contribute up to 15% of their compensation to a maximum of $10,500. The Company matches contributions up to 50% of an employee's contributions not to exceed 3% of their compensation. The Company contributions vest 20% per year. During 2000 the Company contributed $4,890.

Note 5 - Major Customers

     Membership service programs and network provider contracts for the fiscal years ended December 31, 2000 and 1999, were with numerous providers and customers and had no significant concentrations.

Note 6 - Capital Leases

     The Company has several capital leases for office equipment. These are in substance lease purchases and have been capitalized at the present value of fair market value using an interest rate of 8% and are being depreciated over their estimated useful lives. Principal payments over the next five years are as follows:

                          2001..............   $  105,413
                          2002..............      119,856
                          2003..............      130,385
                          2004..............      139,711
                          2005..............       97,630
                                               ----------
                          Total.............   $  592,995
                                               ==========

Note 7 - Operating Leases

     The Company has leased office space for a period from February 2001 through February 2004. Future lease commitments on this space are $105,600 per year for each of the next 4 years. It also leases space in its former location at a cost of $54,600 per year through February 2002. The Company is actively attempting to sublease this space.

Note 8 - Preferred Stock

     Preferred stockholders have full voting rights and receive dividends as declared by the Board of Directors. Upon dissolution, they receive $1.00 per share before any payment to common shareholders. All remaining assets of the Company shall be allocated share for share among preferred and common shareholders.

                             THE CAPELLA GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS

Note 9 - Subsequent Events

     On March 23, 2001, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") to be acquired by Precis Smart Card Systems, Inc. ("Precis") through a merger transaction. The merger is subject to, among other conditions, approval of the shareholders of the Company and Precis. It is anticipated that the merger will be completed before September 30, 2001 and that it will be accounted for as a purchase by Precis. The Merger Agreement provides that on the closing date of the merger, Precis will pay $2,271,609, issue a one-year, 6% promissory note in the principal amount of $1,000,000 and issue 2,775,000 shares of its common stock for the Company. Additional shares of common stock are issuable based on earnings levels of the Company for the year 2001. Following the merger, Precis's Board of Directors will be limited to nine with two designated by the Company's shareholders.

                                 * * * * * * * *

                             THE CAPELLA GROUP, INC.
                            CONDENSED BALANCE SHEETS
                                   (UNAUDITED)

                                                                                   MARCH 31,       DECEMBER 31,
                                                                                     2001              2000
                                                                                 -------------   ----------------
                                 ASSETS

Current Assets:
   Cash and Cash Equivalents............................................          $  1,285,384       $    458,229
   Accounts Receivable..................................................                33,637             34,416
   Inventory, at cost...................................................                28,882             49,984
   Prepaid Expense......................................................                17,625             31,210
   Income Taxes Receivable..............................................                13,249                 --
                                                                                  ------------       ------------
       Total Current Assets.............................................             1,378,777            573,839
                                                                                  ------------       ------------

Property and Equipment:
   Office Equipment.....................................................               650,176            648,398
   Computers and Software...............................................               101,112             80,276
   Furniture and Fixtures...............................................                66,628             23,322
                                                                                  ------------       ------------
                                                                                       817,916            751,996
     Less Accumulated Depreciation......................................              (144,558)           (85,587)
                                                                                  ------------       ------------
                                                                                       673,358            666,409
                                                                                  ------------       ------------

Other Assets............................................................                34,867             36,267
                                                                                  ------------       ------------
Total Assets ...........................................................          $  2,087,002       $  1,276,515
                                                                                  ============       ============

                  LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Accounts Payable.....................................................          $     86,578       $     81,079
   Accrued Liabilities..................................................               849,074            330,832
   Current Portion of Capital Leases....................................               105,413            105,413
                                                                                  ------------       ------------
      Total Current Liabilities.........................................             1,041,065            517,324
                                                                                  ------------       ------------
Capital Leases, Net of Current Portion..................................               446,679            487,582
                                                                                  ------------       ------------
Total Liabilities.......................................................             1,487,744          1,004,906
                                                                                  ------------       ------------

Stockholders' Equity:
   Preferred Stock, $.01 Par Value, 1,000,000 Shares Authorized;
      990,800 Shares Issued and Outstanding.............................                   991                991
   Common Stock, $.01 Par Value, 100,000,000 Shares Authorized;
      1,000,000 Shares Issued and Outstanding...........................                 1,000              1,000
   Additional Paid-In Capital...........................................               249,000            249,000
   Retained Earnings....................................................               348,267             20,618
                                                                                  ------------         ----------

      Total Stockholders' Equity........................................               599,258            271,609
                                                                                  ------------       ------------
Total Liabilities and Stockholders' Equity..............................          $  2,087,002        $ 1,276,515
                                                                                  ============       ============

            See Accompanying Notes to Condensed Financial Statements

                             THE CAPELLA GROUP, INC.
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                                       FOR THE THREE MONTHS ENDED
                                                                                               MARCH 31,
                                                                                     ------------------------------
                                                                                         2001              2000
                                                                                     -------------     ------------
Product and Service Revenues......................................................   $   2,949,838     $    794,185
                                                                                     -------------     ------------

Expenses:

     Product and Service Costs....................................................         700,564          201,227
     Sales and Marketing Costs....................................................       1,210,964          304,463
                                                                                     -------------     ------------

         Gross Margin.............................................................       1,038,310          288,495
                                                                                     -------------     ------------

     General and Administrative...................................................         508,000          176,836
                                                                                     -------------     ------------

         Operating Income.........................................................         530,310          111,659

Other Expense
     Interest Expense.............................................................          19,095              155
                                                                                     -------------     ------------

Income Before Income Taxes........................................................         511,215          111,504

Provision for Income Taxes - Current..............................................         183,565           28,049
                                                                                     -------------     ------------

Net Income........................................................................   $     327,650     $     83,455
                                                                                     =============     ============

Net Income per Common Share.......................................................   $        0.16     $       0.04
                                                                                     =============     ============

Weighted Average Number of Common Shares Outstanding..............................       1,990,800        2,000,000
                                                                                     =============     ============


            See Accompanying Notes to Condensed Financial Statements

                             THE CAPELLA GROUP, INC.
                       CONDENSED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                                      FOR THE THREE MONTHS ENDED
                                                                                              MARCH 31,
                                                                                     ----------------------------
                                                                                         2001            2000
                                                                                     -------------   ------------
Cash Flows from Operating Activities:
    Net Income....................................................................    $    327,650     $   83,455
    Adjustments to Reconcile Net Income to Net Cash Provided
        by Operations:
    Depreciation and Amortization.................................................          58,969          2,995
         (Increase) Decrease:
           Accounts Receivable....................................................             779        (14,457)
           Other Receivables......................................................              --         10,000
           Inventory..............................................................          21,102         28,462
           Prepaid Expenses.......................................................             336          3,479
         Increase (Decrease):
           Accounts Payable.......................................................           5,499          8,876
           Accrued Liabilities....................................................         518,244         63,762
                                                                                     -------------   ------------

           Net Cash Provided by Operating Activities..............................         932,579        186,572
                                                                                     -------------   ------------

Cash Flows from Investing Activities:
    Purchase of Property and Equipment............................................        (106,824)        (9,157)
    Long-Term Deposits............................................................           1,400        (15,000)
                                                                                     -------------   ------------

           Net Cash (Used) in Investing Activities................................        (105,424)       (24,157)
                                                                                     -------------   ------------

Cash Flows from Financing Activities:
    Repay Short-Term Debt.........................................................              --        (30,000)
    Book Overdraft................................................................              --        (14,539)
                                                                                     -------------   ------------

           Net Cash (Used) in Financing Activities................................              --        (44,539)
                                                                                     -------------   ------------

Net Increase in Cash..............................................................         827,155        117,876

Cash at Beginning of Period.......................................................         458,229             --
                                                                                     -------------   ------------

Cash at End of Period.............................................................    $  1,285,384     $  117,876
                                                                                     =============   ============

Property Acquired by Capital Lease................................................    $          -     $        -
                                                                                     =============   ============


            See Accompanying Notes to Condensed Financial Statements

                             THE CAPELLA GROUP, INC.
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)


Note 1 - Interim Financial Information

     The accompanying condensed financial statements are unaudited, but include all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position at such dates and of the operations and cash flows for the periods then ended. The financial information is presented in a condensed format, and does not include all of the footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles. Operating results for the period ended March 31, 2001 are not necessarily indicative of results that may be expected for the entire year. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and reported amounts of revenue and expenses during the reporting period. Actual results could differ materially from such assumptions and estimates. The accompanying financial statements and related footnotes should be read in conjunction with the Company's audited financial statements as of and for the years ended December 31, 2000 and 1999.

Note 2 - Proposed Merger

     On March 23, 2001, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") to be acquired by Precis Smart Card Systems, Inc. ("Precis") through a merger transaction. The merger is subject to, among other conditions, approval of the shareholders of the Company and Precis. It is anticipated that the merger will be completed by September 30, 2001 and that it will be accounted for as a purchase by Precis. The Merger Agreement provides that on the closing date of the merger, Precis will pay $2,271,609, issue a one-year, 6% promissory note in the principal amount of $1,000,000 and issue 2,775,000 shares of its common stock for the Company. Additional shares of common stock are issuable based on earnings levels of the Company for the year 2001. Following the merger, Precis's Board of Directors will be limited to nine with two designated by the Company's shareholders.

                               * * * * * * * * * *

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Stockholders
   Precis Smart Card Systems, Inc.

     We have audited the accompanying consolidated balance sheets of Precis Smart Card Systems, Inc. (an Oklahoma Corporation) and subsidiary as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Precis Smart Card Systems, Inc. and subsidiary as of December 31, 2000 and 1999, and the consolidated results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.



MURRELL, HALL, MCINTOSH & CO., PLLP


Moore, Oklahoma
March 2, 2001, except for Note 13, as to which the date is March 23, 2001

                         PRECIS SMART CARD SYSTEMS, INC.
                           CONSOLIDATED BALANCE SHEETS

                        AS OF DECEMBER 31, 2000 AND 1999

                                                                                           2000          1999
                                                                                       ------------  -------------
                                       ASSETS
Current assets:
   Cash and cash equivalents.........................................................  $  4,541,373   $     21,538
   Accounts receivable...............................................................       670,208             --
                                                                                       ------------  -------------

       Total current assets..........................................................     5,211,581         21,538
                                                                                       ------------  -------------

Fixed assets, net....................................................................       141,311             --
Goodwill, net........................................................................     2,723,330             --
Other assets.........................................................................        73,803        147,428
                                                                                       ------------  -------------

Total assets.........................................................................  $  8,150,025   $    168,966
                                                                                       ============  =============

                   LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
   Accounts payable..................................................................  $    209,992   $    443,074
   Accrued liabilities...............................................................     1,040,521        127,836
   Mezzanine debt - related party....................................................            --        329,643
   Current portion of capital leases.................................................            --         41,570
   Current portion of long-term debt.................................................            --        277,522
                                                                                       ------------  -------------

      Total current liabilities......................................................     1,250,513      1,219,645
                                                                                       ------------  -------------

Income taxes payable.................................................................        23,881             --
                                                                                       ------------  -------------

      Total liabilities..............................................................     1,274,394      1,219,645
                                                                                       ------------  -------------

Stockholders' equity (deficit):
   Preferred stock, $1 par value, 2,000,000 shares authorized;
      166,667 shares issued and outstanding..........................................     2,000,000             --
   Common stock, $.01 par value, 100,000,000 shares authorized;
      2,850,000 issued and outstanding (1,200,000 issued as of
      December 31, 1999).............................................................        28,500         12,000
   Additional paid-in capital........................................................     9,103,274      2,701,070
   Accumulated deficit...............................................................    (4,256,143)    (3,763,749)
                                                                                       ------------  -------------

      Total stockholders' equity (deficit)...........................................     6,875,631     (1,050,679)
                                                                                       ------------  -------------

Total liabilities and stockholders' equity (deficit).................................  $  8,150,025   $    168,966
                                                                                       ============  =============


           SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                         PRECIS SMART CARD SYSTEMS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                                          2000            1999
                                                                                     -------------   -------------
Product and service revenues........................................................  $    595,182    $     63,060
                                                                                     -------------   -------------
Operating expenses:
    Cost of operations..............................................................       386,222              --
    Product deployment and research
        and development.............................................................        44,392         230,828
    Sales and marketing.............................................................       295,942         163,712
    General and administrative......................................................       531,058         382,764
                                                                                     -------------   -------------
        Total operating expenses....................................................     1,257,614         777,304
                                                                                     -------------   -------------
Operating loss......................................................................      (662,432)       (714,244)
                                                                                     -------------   -------------
Other expense (income):

    Interest income and expense, net................................................      (201,252)         79,261
    Amortization of goodwill........................................................        15,214              --
                                                                                     -------------   -------------
        Total other expense (income)................................................      (186,038)         79,261
                                                                                     -------------   -------------
Net loss............................................................................      (476,394)       (793,505)

Preferred stock dividends...........................................................        16,000              --
                                                                                     -------------   -------------
Net loss applicable to common stockholders..........................................  $   (492,394)   $   (793,505)
                                                                                     =============   =============
Net loss per share of common stock..................................................  $      (0.21)   $      (0.66)
                                                                                     =============   =============
Weighted average number of common shares outstanding................................     2,296,000       1,200,000
                                                                                     =============   =============

           See Accompanying Notes to Consolidated Financial Statements

                         PRECIS SMART CARD SYSTEMS, INC.
            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

                                                COMMON STOCK          PREFERRED STOCK      ADDITIONAL
                                          ----------------------   --------------------      PAID-IN    ACCUMULATED
                                            SHARES      AMOUNT       SHARES     AMOUNT        CAPITAL     DEFICIT
                                          ---------    ---------   ---------  ---------    ----------   -----------
Balance, December 31, 1998.............     900,000      $  9,000        -- $        --    $2,226,451   $(2,970,244)

   Sale of stock.......................     300,000         3,000        --          --       474,619            --
   Net loss............................          --            --        --          --            --      (793,505)
                                          ---------    ----------  --------   ---------    ----------   -----------

Balance, December 31, 1999.............   1,200,000        12,000        --          --     2,701,070    (3,763,749)
                                          ---------    ----------  --------   ---------    ----------   -----------

   Sale of stock.......................   1,150,000        11,500        --          --     5,665,004            --
   Issuance of stock in
     business combination..............     500,000         5,000   166,667   2,000,000       737,200            --
   Preferred stock dividends...........          --            --        --          --            --       (16,000)
   Net loss............................          --            --        --          --            --      (476,394)
                                          ---------    ----------  --------   ---------    ----------   -----------

Balance, December 31, 2000.............   2,850,000       $28,500   166,667   $2,000,000   $9,103,274   $(4,256,143)
                                         ==========    ==========  ========   =========    ==========   ===========


           See Accompanying Notes to Consolidated Financial Statements

                         PRECIS SMART CARD SYSTEMS, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                                           2000          1999
                                                                                       ------------  ------------
Operating activities:
  Net loss............................................................................ $   (476,394) $   (793,505)
  Adjustments to reconcile net loss to
    net cash used in operating activities:
      Depreciation....................................................................        3,129        75,523
      Amortization of goodwill........................................................       15,214
      Changes in assets and liabilities -
        Accounts receivable...........................................................       59,326            --
        Other assets..................................................................      150,907            --
        Inventory.....................................................................           --        10,035
        Gain on disposition of assets.................................................           --         3,488
        Accounts payable..............................................................   (1,276,745)      178,062
        Accrued liabilities...........................................................      865,444        81,726
        Income taxes payable..........................................................      (26,148)           --
                                                                                       ------------  ------------
          Net cash used in operating activities.......................................     (685,267)     (444,671)
                                                                                       ------------  ------------

Investing activities:
  Cash acquired in business combination, net of acquisition costs.....................      197,293            --
  Purchase of fixed assets............................................................       (3,960)      (14,793)
                                                                                       ------------  ------------
    Net cash provided by (used in) investing activities...............................      193,333       (14,793)
                                                                                       ------------  ------------

Financing activities:
  Sale of stock.......................................................................    5,676,504       330,191
  Payment of preferred stock dividends................................................      (16,000)           --
  Payments on short-term debt.........................................................     (329,643)           --
  Payments on long-term debt..........................................................     (319,092)      (48,319)
  Proceeds from short-term debt.......................................................           --       226,643
  Repayment of book overdraft.........................................................           --       (27,513)
                                                                                       ------------  ------------
    Net cash provided by financing activities.........................................    5,011,769       481,002
                                                                                       ------------  ------------

Net change in cash and cash equivalents...............................................    4,519,835        21,538

Cash and cash equivalents at beginning of year........................................       21,538            --
                                                                                       ------------  ------------

Cash and cash equivalents at end of year.............................................. $  4,541,373  $     21,538
                                                                                       ============  ============

Supplemental Disclosure:

  Interest paid....................................................................... $    129,749  $      7,755
                                                                                       ============  ============

Noncash Investing and Financing Activities:

  Issuance of stock in business combination........................................... $  2,742,200  $         --
                                                                                       ============  ============

           See Accompanying Notes to Consolidated Financial Statements

                         PRECIS SMART CARD SYSTEMS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Nature of Business

         Precis Smart Card Systems, Inc. (the "Company") is a provider of innovative membership service programs. The Company addresses the needs of organizations seeking to leverage the expertise of an outside provider in offering membership service programs. Membership service programs offer selected products and services from a variety of vendors intended to enhance the existing relationships between businesses and consumers. The Company also develops and markets commercial software products used with a technology referred to as "smart cards". The smart card contains an embedded integrated circuit or microchip that serves as a programmable storage device that performs limited computer functions. The Company's smart card products are primarily offered in conjunction with and as enhancements to the Company's membership products.

Note 2 - Summary of Significant Accounting Policies

         DEVELOPMENT STAGE OPERATIONS - The Company was classified as a development stage enterprise in 1999. The Company has yet to generate any significant revenue from smart card sales and has no assurance of future revenues from such sales. Upon acquisition of its subsidiary, focus has shifted to providing membership service programs and the Company is no longer considered a development stage enterprise as of December 31, 2000.

         BASIS OF PRESENTATION; CONSOLIDATION - The consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company's wholly-owned subsidiary, Foresight, Inc. All significant intercompany accounts and transactions have been eliminated. Certain reclassifications have been made to prior period financial statements to conform to the current presentation of the financial statements.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management of the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

         CASH AND CASH EQUIVALENTS - Cash and cash equivalents consist primarily of cash on deposit or cash investments purchased with original maturities of three months or less.

         FIXED ASSETS - Fixed assets are carried at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method based on useful lives of three to seven years.

         GOODWILL - Goodwill represents the excess of acquisition costs over the fair value of net assets acquired and is amortized on a straight-line basis over the estimated useful life of fifteen years.

         NET LOSS PER SHARE - Net loss per share is calculated based on the weighted average number of common, and dilutive common equivalent shares outstanding. There were no material differences between primary and fully diluted earnings per share for the periods presented.

         CONCENTRATION OF CREDIT RISK - The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant risk.

         FAIR VALUE OF FINANCIAL INSTRUMENTS - The recorded amounts of cash, short-term investments, accounts receivable, accounts payable, and accrued liabilities approximate fair value because of the short-term maturity of these items.

         IMPAIRMENT OF LONG-LIVED ASSETS - The Company accounts for the impairment and disposition of long-lived assets in accordance with SFAS No. 121, "Accounting for the Impairment of Long-lived Assets to be Disposed of" (FAS

                         PRECIS SMART CARD SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

121). In accordance with FAS 121, long-lived assets to be held are reviewed for events or changes in circumstances which indicate that their carrying value may not be recoverable. As of December 31, 2000, no impairment has been indicated.

         REVENUE RECOGNITION - The Company recognizes wholesale revenues in the month earned. Retail revenues are recorded in the month the member joins the program or if the customer has refund privileges, in the month the refund privileges expire.

         STOCK-BASED COMPENSATION - The Company accounts for stock option grants in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") and its related interpretations. Under APB 25, no compensation expense is recognized when the exercise price of stock options equals the market price of the underlying stock on the date of the grant.

Note 3 - Business Combination

         On December 7, 2000, the Company acquired Foresight, Inc. ("Foresight") for 166,667 share of preferred stock with a par value of $2,000,000 and 500,000 shares of common stock with an approximate market value of $742,200 as of the closing date. Foresight is a provider of innovative membership service programs. The acquisition was accounted for as a purchase, with the purchase price allocated to the assets acquired and liabilities assumed based upon their respective estimated fair values at the date of acquisition. The results of Foresight's operations are included in the consolidated financial statements from the date of acquisition.

         The following unaudited pro forma results of operations for 2000 have been prepared assuming the Foresight acquisition had occurred as of January 1, 2000. These pro forma results are not necessarily indicative of the results of future operations or of results that would have occurred had the acquisition been consummated as of that date (in rounded thousands, except per share data).

                                                              2000
                                                           ----------
Revenues..............................................     $7,153,000
Net loss..............................................       (65,000)
Basic and diluted earnings per share..................         (0.03)

Note 4 - Fixed Assets

         Fixed assets are comprised of the following at December 31,:

                                                             2000           1999
                                                         ------------    -----------
Furniture and fixtures................................       $159,900    $        -
Leasehold improvements................................         17,760         7,735
Computer and office equipment.........................        394,734       322,178
                                                           ----------    ----------
                                                              572,394       329,913
Accumulated depreciation and amortization.............      (431,083)      (329,913)
                                                           ----------    ----------
  Fixed assets, net...................................       $141,311    $        -
                                                           ==========    ==========

Note 5 - Debt

         Long-term debt at December 31, 1999, consisted of unsecured project notes bearing interest at 10%, due to various investors. Interest only was due and payable beginning September 1, 1997 through December 1, 1997.

                         PRECIS SMART CARD SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Amortization of the notes began January 1, 1998. The final payment was due in 1999. The notes were paid during 2000.

         The mezzanine debt outstanding at December 31, 1999 was unsecured, and due to two shareholders bearing interest at 15% to 25% per annum. The notes were paid during 2000.

Note 6 - Stockholders' Equity

         Pursuant to its Certificate of Incorporation, the Company is authorized to issue up to 102,000,000 shares of capital stock, consisting of 100,000,000 shares of Common Stock, $0.01 par value per share (the "Common Stock"), and 2,000,000 shares of preferred stock, $1.00 par value per share (the "Preferred Stock").

         Common Stock - In February 2000, the Company completed the sale of 1,150,000 shares of common stock at $6.00 per share in connection with its initial public offering (the "Offering"). The net proceeds to the Company aggregated approximately $5,675,000. In conjunction with the merger-acquisition of Foresight, Inc., the Company issued 500,000 shares of common stock valued at $742,200.

         Preferred Stock - In conjunction with the merger-acquisition of Foresight, Inc., the Company issued 166,667 shares of preferred stock with a face value of $2,000,000. The preferred stock provides for annual cumulative dividends of $240,000 and is convertible into 166,667 shares of the Company's common stock.

Note 7 - Common Stock Options

         As of December 31, 2000, the Company has one stock-based compensation plan which is described below. The Company applies APB 25 and related interpretations in accounting for its plan. No compensation expense was recorded during 2000 related to its stock option plan under APB 25. If the Company had elected to recognize compensation based on the fair value of the options granted at the grant date as prescribed by "Statement of Financial Accounting Standards No. 123, ("SFAS 123") Accounting for Stock-Based Compensation", net loss and net loss per share would have increased to the pro forma amounts shown below for the year ending December 31, 2000:

Pro forma net loss...................................   $ (493,794)
Pro forma net loss per share.........................   $    (0.22)

         No stock options were granted during 1999.

         The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions used for grants: weighted average risk free interest rate of 5.50%; no dividend yield; volatility of 40%; and expected life less than six years. The fair values of the options were based on the difference between the present value of the exercise price of the option and the estimated fair value price of the common share.

         The intent of the Black-Scholes option valuation model is to provide estimates of fair values of traded options that have no vesting restrictions and are fully transferable. Option valuation models require the use of highly subjective assumptions including expected stock price volatility. The Company has utilized the Black-Scholes method to produce the pro forma disclosures required under SFAS 123. In management's opinion, existing valuation models do not necessarily provide a reliable single measure of the fair value of its employee stock options because the Company's employee stock options have significantly different characteristics from those of traded options and because changes in the subjective input assumptions can materially affect the fair value estimate. The effects of applying SFAS 123 in this pro forma are not indicative of future amounts.

                         PRECIS SMART CARD SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

         In November 1999, our Board of Directors restated and adopted our 1999 Stock Option Plan with an effective date of November 30, 1999. The Company has reserved 145,000 shares of our common stock for issuance upon the exercise of options granted under this plan. Under the 1999 Stock Option Plan, the Board can determine the date on which options can vest and become exercisable as well as the term of the options granted.

         Information with respect to options outstanding to certain employees, directors and service providers follows:

                                                                  2000                      1999
                                                         ----------------------   ------------------------
                                                                       Average                    Average
                                                                       Exercise                   Exercise
                                                          Shares        Price       Shares         Price
                                                         --------      --------   ----------      --------
Outstanding at beginning of year...................        86,398       $5.22        86,398        $5.22
Granted at market value............................        80,000        1.84             -            -
Forfeited..........................................       (27,968)      (5.22)            -            -
                                                         --------                 ---------

Outstanding at end of year.........................       138,430       $3.27        86,398        $5.22
                                                         ========                 =========

                                                 OPTIONS OUTSTANDING                   OPTIONS EXERCISABLE
                                       ----------------------------------------      -----------------------
                                         Shares       Average          Average         Shares        Average
                                       Outstanding   Remaining         Exercise      Outstanding    Exercise
                                       at 12/31/00  Life (Years)         Price       at 12/31/00      Price
                                       -----------  ------------         -----       -----------      -----
$1.00 to $2.00...................          70,000       5.0              $1.25          70,000        $1.25
$5.00 to $6.00...................          68,430       5.1               5.33          68,430         5.33
                                         --------                                      -------

                                          138,430       5.7              $3.27         138,430        $3.27
                                         ========                                      =======

         In connection with the Company's initial public offering, the Company agreed to sell to the underwriter warrants exercisable for the purchase of 100,000 shares of common stock for $9.00 per share during a five-year period. The holders of these warrants will have the right through February 10, 2007, to include such warrants and the shares of common stock issuable upon their exercise in any registration statement or amendment to a registration statement of the Company at no expense to such holders.

         Also, in connection with the merger-acquisition of Foresight, Inc., the Company granted Barron Chase Securities, Inc. stock options exercisable for the purchase of 200,000 shares of common stock for $9.37 per share. The options are exercisable through June 30, 2003.

         In connection with the merger-acquisition of Foresight, Inc., the Company is obligated to issue and deliver additional shares of common stock for each dollar of consolidated income before income taxes for the years from 2000 through 2003 less the 500,000 shares previously delivered.

Note 8 - Income Taxes

         There was no current or deferred provision for income taxes for the years ended December 31, 2000 or 1999. No current provision was required because tax losses were incurred in those years. Deferred tax assets result from differences in the basis of assets and liabilities for tax and financial statement purposes. The tax effects of the net operating loss carryforwards and the valuation allowance established are summarized below:

                         PRECIS SMART CARD SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                2000              1999
                                                             -----------        ---------
Benefit of net operating loss carryforward.............      $ 1,255,000        $ 980,000
Less: Valuation allowance..............................       (1,255,000)        (980,000)
                                                             -----------        ---------
  Net deferred tax asset...............................      $         -        $       -
                                                             ===========        =========

         The valuation allowance for deferred tax assets at January 1, 1999, was $743,300. The net change in the valuation allowance for the years ended December 31, 2000 and 1999, were increases of $275,000 and $236,700 respectively. At December 31, 2000 and 1999, the Company had federal and state net operating loss carryforwards of approximately $3,137,000 and $2,450,000 expiring at various dates through 2015. The Company's ability to use these losses to offset future taxable income is subject to limitations under the Internal Revenue Code.

Note 9 - Contingencies

         In January 1999, the former parent of Foresight, Inc., Universal Marketing Services, Inc., purchased the outstanding common stock of Foresight, Inc. for $4,540,000. Universal Marketing Services agreed to indemnify the former owners of the common stock of Foresight, Inc. for the increase in federal income taxes and any applicable penalties to the extent that $4,532,000 of the purchase price does not qualify for long-term capital gain treatment. These former shareholders reported $4,532,000 of the purchase price as long-term capital gain. In connection with the Company's merger-acquisition of Foresight, Inc., the Company assumed the indemnification obligation of Universal Marketing Services. Upon examination, the Internal Revenue Service may take the position that a portion of the $4,532,000 should be classified as ordinary income taxable at the maximum federal income tax rate of 39.6% rather than the long-term capital gain 20% rate. In the event the Internal Revenue Service successfully asserts that long-term capital gain classification was improper, the Company will be required to indemnify the former shareholders.

Note 10 - Related Party Transactions

         Effective December 1, 2000, the Company operates in facilities leased from an affiliate. The lease calls for monthly lease payments of $13,812 through December 31, 2004. Management expects that leases currently in effect will be renewed or replaced with other leases of a similar nature and term. Rent expense under operating leases was $31,903 and $25,080 for the years ended December 31, 2000 and 1999, respectively.

Note 11 - Major Customer

         Membership service programs by one client of the Company accounted for approximately 75% of revenues for 2000.

Note 12 - Employee Benefit Plan

         The Company has adopted a retirement plan which includes a 401(k) deferred compensation feature. All employees who have completed at least six months of service and are 21 years of age or older may participate in the plan. A participating employee may contribute up to 15% of his or her compensation up to a maximum of $10,500 during 2001. The Company makes matching contributions of up to 50% of a participant's contributions limited to 3% of the participant's annual compensation. The Company matching contributions vest 20% per year and become fully vested after the participant has 6 or more years of service. During 2000, since the merger-acquisition of Foresight, Inc., the Company made $1,322 in matching contributions to the Plan. All contributions by participants are fully vested.

Note 13 - Subsequent Events

         On March 23, 2001, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") to acquire Capella Group, Inc. ("Capella") through a merger transaction. The merger is subject to, among other conditions, approval of the Company's shareholders. It is anticipated that the merger will be completed before

                         PRECIS SMART CARD SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONCLUDED)

September 30, 2001 and that it will be accounted for as a purchase. The Merger Agreement provides that on the effective date of the merger, the Company will pay $2,271,609 in cash, $1,000,000 in the form of a note payable and issue 2,775,000 shares of its common stock for Capella. Additional shares of common stock are issuable based on earnings levels of Capella for 2001. Following the merger, the Company's Board of Directors will be limited to nine with two designated by Capella shareholders.

                               * * * * * * * * * *

                         PRECIS SMART CARD SYSTEMS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                                                  MARCH 31,      DECEMBER 31,
                                                                                     2001            2000
                                                                                 ------------   --------------
                                   ASSETS
Current assets:
   Cash and cash equivalents................................................     $  4,335,603   $    4,541,373
   Accounts receivable......................................................          996,457          670,208
                                                                                 ------------   --------------
       Total current assets.................................................        5,332,060        5,211,581
                                                                                 ------------   --------------
Fixed assets, net...........................................................          139,592          141,311
Goodwill, net...............................................................        2,678,376        2,723,330
Other assets................................................................           80,359           73,803
                                                                                 ------------   --------------
Total assets................................................................     $  8,230,387   $    8,150,025
                                                                                 ============   ==============

                    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable.........................................................     $     59,784   $      209,992
   Accrued liabilities......................................................        1,179,900        1,040,521
   Income taxes payable.....................................................           26,515               --
                                                                                 ------------   --------------
      Total current liabilities.............................................        1,266,199        1,250,513
                                                                                 ------------   --------------
Income taxes payable........................................................           19,214           23,881
                                                                                 ------------   --------------
      TOTAL LIABILITIES.....................................................        1,285,413        1,274,394
                                                                                 ------------   --------------
Stockholders' equity:
   Preferred stock, $1 par value, 2,000,000 shares authorized;
      166,667 shares issued and outstanding.................................        2,000,000        2,000,000
   Common stock, $.01 par value, 100,000,000 shares authorized;
      2,850,000 issued and outstanding......................................           28,500           28,500
   Additional paid-in capital...............................................        9,103,274        9,103,274
   Accumulated deficit......................................................       (4,186,800)      (4,256,143)
                                                                                 ------------   --------------
      Total stockholders' equity............................................        6,944,974        6,875,631
                                                                                 ------------   --------------
Total liabilities and stockholders' equity..................................     $  8,230,387   $    8,150,025
                                                                                 ============   ==============


    See Accompanying Notes to Condensed Consolidated Financial Statements

                         PRECIS SMART CARD SYSTEMS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                                         FOR THE THREE MONTHS
                                                                                            ENDED MARCH 31,
                                                                                     -----------------------------
                                                                                          2001            2000
                                                                                     -------------   -------------
Product and service revenues........................................................ $   2,354,159   $          --
                                                                                     -------------   -------------
Operating expenses:
    Cost of operations..............................................................     1,605,957              --
    Product deployment and research
        and development.............................................................            --          45,235
    Sales and marketing.............................................................       287,348          45,092
    General and administrative......................................................       322,264         168,495
                                                                                     -------------   -------------
        Total operating expenses....................................................     2,215,569         258,822
                                                                                     -------------   -------------
Operating income (loss).............................................................       138,590        (258,822)
                                                                                     -------------   -------------
Other expense (income):
    Interest income and expense, net................................................       (62,222)        (18,079)
    Amortization of goodwill........................................................        44,954              --
                                                                                     -------------   -------------
        Total other expense (income)................................................       (17,268)        (18,079)
                                                                                     -------------   -------------
Income (loss) before income taxes...................................................       155,858        (240,743)

Provision for income taxes..........................................................        26,515              --
                                                                                     -------------   -------------
Net income (loss)...................................................................       129,343        (240,743)

Preferred stock dividends...........................................................        60,000              --
                                                                                     -------------   -------------
Net income (loss) applicable to common stockholders.................................  $     69,343    $   (240,743)
                                                                                     =============   =============

Net income (loss) per share of common stock.........................................  $       0.02    $      (0.12)
                                                                                     =============   =============
Weighted average number of common shares outstanding................................     2,850,000       1,967,000
                                                                                     =============   =============


   See Accompanying Notes to Condensed Consolidated Financial Statements

                         PRECIS SMART CARD SYSTEMS, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                   (UNAUDITED)


                                            COMMON STOCK          PREFERRED STOCK      ADDITIONAL
                                       ----------------------  ---------------------    PAID-IN     ACCUMULATED
                                         SHARES      AMOUNT     SHARES     AMOUNT       CAPITAL       DEFICIT
                                       ----------- ----------  --------- -----------  ------------ --------------
Balance, December 31, 2000...........    2,850,000 $   28,500    166,667 $ 2,000,000  $  9,103,274  $  (4,256,143)

   Preferred stock dividends.........           --         --         --          --            --        (60,000)
   Net income........................           --         --         --          --            --        129,343
                                       ----------- ----------  ---------  ----------  ------------ --------------

Balance, March 31, 2001..............    2,850,000     28,500    166,667 $ 2,000,000  $  9,103,274  $  (4,186,800)
                                       =========== ==========  ========= ===========  ============ ==============








    See Accompanying Notes to Condensed Consolidated Financial Statements

                         PRECIS SMART CARD SYSTEMS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                                          FOR THE THREE MONTHS
                                                                                            ENDED MARCH 31,
                                                                                       --------------------------
                                                                                           2001          2000
                                                                                       ------------  ------------
Operating activities:
  Net income (loss)................................................................    $    129,343  $   (240,743)
  Adjustments to reconcile net loss to
    net cash used in operating activities:
      Depreciation.................................................................           7,187            --
      Amortization of goodwill.....................................................          44,954            --
      Changes in assets and liabilities -
        Accounts receivable........................................................        (326,249)           --
        Other assets...............................................................          (6,556)           --
        Inventory..................................................................              --        (9,288)
        Accounts payable...........................................................        (150,207)     (420,920)
        Accrued liabilities........................................................         139,379       (80,574)
        Income taxes payable.......................................................          (4,667)           --
                                                                                       ------------  ------------
          Net cash used in operating activities....................................        (140,301)     (751,525)
                                                                                       ------------  ------------

Investing activities:
  Purchase of fixed assets.........................................................          (5,469)           --
                                                                                       ------------  ------------
    Net cash used in investing activities..........................................          (5,469)           --
                                                                                       ------------  ------------

Financing activities:
  Sale of stock....................................................................              --     5,823,931
  Payment of preferred stock dividends.............................................         (60,000)           --
  Payments on short-term debt......................................................              --      (329,643)
  Payments on long-term debt.......................................................              --      (297,772)
                                                                                       ------------  ------------
    Net cash provided by (used in) financing activities............................         (60,000)    5,196,516
                                                                                       ------------  ------------

Net change in cash and cash equivalents............................................        (205,770)    4,444,991

Cash and cash equivalents at beginning of year.....................................       4,541,373        21,538
                                                                                       ------------  ------------

Cash and cash equivalents at end of year...........................................    $  4,335,603  $  4,466,529
                                                                                       ============  ============

Supplemental Disclosure:

  Interest paid....................................................................    $         --  $    118,880
                                                                                       ============  ============


      See Accompanying Notes to Condensed Consolidated Financial Statements

                         PRECIS SMART CARD SYSTEMS, INC.
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

Note 1 - Interim Financial Information

         The accompanying condensed consolidated financial statements are unaudited, but include all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position at such dates and of the operations and cash flows for the periods then ended. The financial information is presented in a condensed format, and it does not include all of the footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles. Operating results for the period ended March 31, 2001 are not necessarily indicative of results that may be expected for the entire year. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and reported amounts of revenue and expenses during the reporting period. Actual results could differ materially from such assumptions and estimates. The accompanying financial statements and related footnotes should be read in conjunction with the Company's audited financial statements, included in its December 31, 2000 Form 10-KSB filed with the Securities and Exchange Commission.

Note 2 - Proposed Merger

         On March 23, 2001, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") to acquire Capella Group, Inc. ("Capella") through a merger transaction. The merger is subject to, among other conditions, approval of the Company's shareholders. It is anticipated that the merger will be completed before September 30, 2001 and that it will be accounted for as a purchase. The Merger Agreement provides that on the effective date of the merger, the Company will pay $2,271,609 in cash, $1,000,000 in the form of a note payable and issue 2,775,000 shares of its common stock for Capella. Additional shares of common stock are issuable based on earnings levels of Capella for 2001.

                               * * * * * * * * * *

                                 FORESIGHT, INC.
                        CONDENSED STATEMENT OF OPERATIONS

                  FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 2000
                                   (UNAUDITED)

Product and service revenues............................................................        $  6,558,419
                                                                                               -------------

Operating expenses:
    Cost of operations..................................................................           4,036,451
    Product deployment and
        research and development........................................................                  --
    Sales and marketing.................................................................             859,857
    General and administrative..........................................................           1,291,579
                                                                                               -------------
        Total operating expenses........................................................           6,187,887
                                                                                               -------------
Operating income........................................................................             370,532
                                                                                               -------------
Other expense (income):
    Interest income and expense, net....................................................             (15,968)
                                                                                               -------------
        Total other expense (income)....................................................             (15,968)
                                                                                               -------------
Income before income taxes..............................................................             386,500
Provision for income taxes..............................................................            (122,301)
                                                                                               -------------

Net income (loss).......................................................................        $    264,199
                                                                                               =============



    The accompanying notes are an integral part of this financial statement.

                                 FORESIGHT, INC.
                   NOTES TO CONDENSED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

Note 1 - Interim Financial Information

         The accompanying condensed statement of operations is unaudited, but includes all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the operations for the eleven months ended November 30, 2000. The financial information is presented in a condensed format, and it does not include all of the footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles. Operating results for eleven months ended November 30, 2000 are not necessarily indicative of results that may be expected for the entire year. The preparation of financial statement requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the period. Actual results could differ materially from such assumptions and estimates.

Note 2 - Merger

         On December 7, 2000, Precis Smart Card Systems, Inc. ("Precis") acquired Foresight, Inc. (the "Company") for 166,667 share of preferred stock with a par value of $2,000,000 and 500,000 shares of common stock with an approximate market value of $742,200 as of the closing date. The Company is a provider of innovative membership service programs. The acquisition was accounted for as a purchase, with the purchase price allocated to the assets acquired and liabilities assumed based upon their respective estimated fair values at the date of acquisition. The results of the Company's operations are included in the consolidated financial statements of Precis from the date of acquisition.

                               * * * * * * * * * *

                         PRECIS SMART CARD SYSTEMS, INC.
                        PRO FORMA COMBINED BALANCE SHEET

                        AS OF MARCH 31, 2001 (UNAUDITED)

                                                  PRECIS SMART
                                                      CARD
                                                     SYSTEMS,      THE CAPELLA      PRO FORMA        PRO FORMA
                                                       INC.        GROUP, INC.     ADJUSTMENTS       COMBINED
                                                  -------------   -------------   -------------    -------------
                     ASSETS
Current assets:
   Cash and cash equivalents..................... $   4,335,603   $   1,285,384   $  (2,271,609)(a)$   3,349,378
   Accounts receivable...........................       996,457          33,637              --        1,030,094
   Inventory.....................................            --          28,882              --           28,882
   Prepaid expenses and other assets.............            --          30,874              --           30,874
                                                  -------------   -------------   -------------    -------------
       Total current assets......................     5,332,060       1,378,777      (2,271,609)       4,439,228
                                                  -------------   -------------   -------------    -------------
Fixed assets, net................................       139,592         673,358              --          812,950
                                                                                     12,107,351 (A)
Goodwill, net....................................     2,678,376              --       4,250,000 (B)   19,035,727
Other assets.....................................        80,359          34,867              --          115,226
                                                  -------------   -------------   -------------    -------------
Total assets                                      $   8,230,387   $   2,087,002   $  14,085,742    $  24,403,131
                                                  =============   =============   =============    =============

                 LIABILITIES AND
              STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable.............................. $      59,784   $      86,578   $          --    $     146,362
   Accrued liabilities...........................     1,179,900         849,074              --        2,028,974
   Current portion of capital leases.............            --         105,413              --          105,413
   Note payable to stockholders..................            --              --       1,000,000 (A)    1,000,000
                                                  -------------   -------------   -------------    -------------
      Total current liabilities..................     1,239,684       1,041,065       1,000,000        3,280,749
                                                  -------------   -------------   -------------    -------------
Income taxes payable.............................        45,729              --              --           45,729
Capital leases, net of current portion...........            --         446,679              --          446,679
                                                  -------------   -------------   -------------    -------------
      Total liabilities..........................     1,285,413       1,487,744       1,000,000        3,773,157
                                                  -------------   -------------   -------------    -------------

Stockholders' equity:
   Preferred stock...............................     2,000,000             991            (991)(A)    2,000,000
                                                                                         27,750 (A)
                                                                                         (1,000)(A)
   Common stock..................................        28,500           1,000          12,500 (B)       68,750
                                                                                      9,407,250 (A)
                                                                                       (249,000)(A)
   Additional paid-in capital....................     9,103,274         249,000       4,237,500 (B)   22,748,024
   Retained earnings (deficit)...................    (4,186,800)        348,267        (348,267)(A)   (4,186,800)
                                                  -------------   -------------   -------------    -------------
      Total stockholders' equity.................     6,944,974         599,258      13,085,742       20,629,974
                                                  -------------   -------------   -------------    -------------
Total liabilities and stockholders' equity....... $   8,230,387   $   2,087,002   $  14,085,742    $  24,403,131
                                                  =============   =============   =============    =============

               The accompanying notes are an integral part of
                this unaudited pro forma financial statement.

                         PRECIS SMART CARD SYSTEMS, INC.
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS

              FOR THE THREE MONTHS ENDED MARCH 31, 2001 (UNAUDITED)

                                                    PRECIS SMART
                                                        CARD        THE CAPELLA      PRO FORMA        PRO FORMA
                                                    SYSTEMS, INC.   GROUP, INC.     ADJUSTMENTS        COMBINED
                                                    -------------   ------------   -------------     ------------
Product and service revenues....................... $  2,354,159    $  2,949,838    $         --     $  5,303,997
                                                    ------------    ------------   -------------     ------------
Operating expenses:
    Cost of operations.............................    1,605,957         700,564              --        2,306,521
    Sales and marketing............................      287,348       1,210,964              --        1,498,312
    General and administrative.....................      322,264         508,000              --          830,264
                                                    ------------    ------------   -------------     ------------
        Total operating expenses...................    2,215,569       2,419,528              --        4,635,097
                                                    ------------    ------------   -------------     ------------
Operating income (loss)............................      138,590)        530,310              --          668,900
                                                    ------------    ------------   -------------     ------------
Other expense (income):
    Interest income and expense, net...............      (62,222)         19,095              --          (43,127)
                                                                                         201,789 (a)
    Amortization of goodwill.......................       44,954              --          70,833 (b)      317,576
                                                    ------------    ------------   -------------     ------------
        Total other expense (income)...............      (17,268)         19,095         272,622          274,449
                                                    ------------    ------------   -------------     ------------
Income before income taxes.........................      155,858         511,215        (272,622)         394,451
Provision for income taxes.........................       26,515         183,565         (92,691)(c)      117,389
                                                    ------------    ------------   -------------     ------------
Net income.........................................      129,343         327,650        (179,931)         277,062
Preferred stock dividends..........................       60,000              --              --           60,000
                                                    ------------    ------------   -------------     ------------
Net income applicable to
    common stockholders............................ $     69,343    $    327,650    $   (179,931)    $    217,062
                                                    ============    ============   =============     ============
Net income per share of common stock............... $       0.02                                     $       0.03
                                                    ============                                     ============
Weighted average number of common shares
outstanding........................................    2,850,000                                        6,875,000
                                                    =============                                     ============

                The accompanying notes are an integral part of
                 this unaudited pro forma financial statement.

                         PRECIS SMART CARD SYSTEMS, INC.
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS

                FOR THE YEAR ENDED DECEMBER 31, 2000 (UNAUDITED)

                                    PRECIS SMART
                                        CARD         FORESIGHT,     THE CAPELLA      PRO FORMA        PRO FORMA
                                    SYSTEMS, INC.   INC. (NOTE 1)   GROUP, INC.     ADJUSTMENTS        COMBINED
                                    ------------    ------------    ------------    ------------     ------------
Product and service revenues....... $    595,182    $  6,558,419    $  5,615,687    $         --     $ 12,769,288
                                    ------------    ------------    ------------    ------------     ------------

Operating expenses:
    Cost of operations.............      386,222       4,036,451       1,542,629              --        5,965,302
    Product deployment and
        research and development...       44,392              --              --              --           44,392
    Sales and marketing............      295,942         859,857       2,318,658              --        3,474,457
    General and administrative.....      531,058       1,291,579       1,324,335              --        3,146,972
                                    ------------    ------------    ------------    ------------     ------------
        Total operating expenses...    1,257,614       6,187,887       5,185,622              --       12,631,123
                                    ------------    ------------    ------------    ------------     ------------
Operating income (loss)............     (662,432)        370,532         430,065              --          138,165
                                    ------------    ------------    ------------    ------------     ------------
Other expense (income):
    Interest (income)
        and expense, net...........     (201,252)        (15,968)         22,079              --         (195,141)
                                                                                         807,157 (a)
                                                                                         283,333 (b)
    Amortization of goodwill.......       15,214              --              --         167,354 (d)    1,273,058
                                    ------------    ------------    ------------    ------------     ------------
        Total other expense (income)    (186,038)        (15,968)         22,079       1,257,844        1,077,917
                                    ------------    ------------    ------------    ------------     ------------
Income (loss) before income taxes..     (476,394)        386,500         407,986      (1,257,844)        (939,752)
(Provision) benefit for
    income taxes...................           --        (122,301)       (128,982)        251,283 (c)           --
                                    ------------    ------------    ------------    ------------     ------------
Net income (loss)..................     (476,394)        264,199         279,004      (1,006,561)        (939,752)
Preferred stock dividends..........       16,000              --              --         224,000 (e)      240,000
                                    ------------    ------------    ------------    ------------     ------------
Net income (loss) applicable to
    common stockholders............ $   (492,394)   $    264,199    $    279,004    $ (1,230,561)    $ (1,179,752)
                                    ============    ============    ============    ============     ============
Net loss per share of
    common stock................... $      (0.21)                                                    $      (0.19)
                                    ============                                                     ============
Weighted average number of
common shares outstanding..........    2,296,000                                                        6,321,000
                                    ============                                                     ============


                The accompanying notes are an integral part of
                 this unaudited pro forma financial statement.

                         PRECIS SMART CARD SYSTEMS, INC.
          NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)

Note 1 - Basis for Presentation

         The unaudited pro forma combined balance sheet and statements of operations present the pro forma effects of the proposed merger of Precis-Capella Group Acquisition, Inc. ("Merger Sub"), a wholly-owned subsidiary of Precis Smart Card Systems, Inc. ("Precis"), with The Capella Group, Inc., a Texas corporation ("Capella") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among Precis, Merger Sub and Capella dated March 23, 2001 (the "Capella Merger"). The Capella Merger will be accounted for under the purchase method of accounting, and, as a result of this merger, Capella will become a wholly-owned subsidiary of Precis. Capella is a provider of innovative healthcare solutions that offer consumers discounts on various health-related expenses.

         The merger is subject to, among other conditions, approval of Precis' shareholders. The Merger Agreement provides that on the effective date of the merger, Precis will pay $2,271,609 and issue a $1,000,000 one-year promissory note and issue 2,775,000 shares of common stock to the shareholders of Capella. In addition, Precis will issue to the shareholders of Capella one share of our common stock for each dollar of income before income tax expense (increased by certain adjustments) of Capella for 2001 in excess of $1,275,000 (assuming this merger-acquisition was completed on January 1, 2001). In addition to requiring shareholder approval, completion of this merger-acquisition is subject to satisfaction of a number of additional conditions. Any additional common shares issued following completion of the Capella Merger will be recorded as additional goodwill at their fair value on the date of issuance as additional cost of the Capella Merger. The additional recorded goodwill will be amortized over the remaining life of the goodwill.

         On December 7, 2000, the Company acquired Foresight, Inc. ("Foresight") for 166,667 shares of preferred stock with a par value of $2,000,000 and 500,000 shares of common stock with an approximate market value of $742,200 as of the closing date. Foresight is a provider of innovative membership service programs. The acquisition was accounted for as a purchase, with the purchase price allocated to the assets acquired and liabilities assumed based upon their respective estimated fair values at the date of acquisition. The results of Foresight's operations are included in the consolidated financial statements from the date of acquisition.

         The accompanying unaudited pro forma combined financial statements are presented assuming the Capella Merger occurred or was consummated as of March 31, 2001, the date of the balance sheet, or on January 1, 2000, the first day of the year ended December 31, 2000, the period presented. The information presented for Precis and Capella as of and for the three months ended March 31, 2001 and Foresight for the eleven months ended November 30, 2000, is derived from the unaudited financial statements of Precis, Capella and Foresight for such periods. The information presented for Precis and Capella for the year ended December 31, 2000, is derived from the audited financial statements of Precis and Capella for such period.

         The pro forma financial information presented in the unaudited pro forma combined financial statements is not necessarily indicative of the financial position or results of operations that would have been achieved had the operations been those of a single consolidated corporate entity. The results of operations presented in the unaudited pro forma combined statements of operations are not necessarily indicative of the combined results of future operations of Precis following consummation of the Capella Merger.

Note 2 - Pro Forma Adjustments

         The accompanying unaudited pro forma combined financial statements have been adjusted to record and give effect to the Capella Merger and Foresight Merger as follows:

                         PRECIS SMART CARD SYSTEMS, INC.
     NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)(CONCLUDED)

         (a) The purchase of Capella and resulting goodwill. The consideration given to the shareholders of Capella was valued as follows: the $2,271,609 and $1,000,000 promissory note was valued at face value; the 2,775,000 shares of common stock has been valued at the April 12, 2001 closing price of $3.40 per share. The resulting $12,107,351 of goodwill will be amortized over 15 years and is attributable to Capella's sales representatives network, product development and vendor network. Our historical financial statements will reflect the value of the consideration for the merger and the resulting goodwill as of the closing date of the merger. For each one dollar ($1) change in our market price from the amount assumed in this pro forma presentation and the actual market price as of the closing date of the merger, our goodwill and stockholders' equity will increase or decrease by $2,775,000 and the annual amortization expense will increase or decrease by $185,000.

         (b) The former shareholders of Foresight, Inc. will receive 1,250,000 shares of common stock at the closing of the Capella Merger. The 1,250,000 shares of common stock have been valued at the April 12, 2001 closing price of $3.40 per share. The resulting $4,250,000 of goodwill will be amortized over 15 years.

         (c) The provision for income taxes for the year ended December 31, 2000, applicable to Capella and Foresight has been eliminated to reflect the benefit that would have been realized from the consolidation of Precis, Foresight and Capella.

         (d) Goodwill amortization has been adjusted to reflect the Foresight merger as if it had occurred on January 1, 2000.

         (e) The 166,667 shares of preferred stock issued in conjunction with the Foresight merger have an annual cumulative dividend rate of $1.44 per share.

Note 3 - Goodwill

         Goodwill recorded in connection with the Capella Merger will be amortized on a straight-line basis over 15 years. The selection of a 15-year amortization period considers the nature of Capella's business, the products and services provided by Capella. Capella's customers have the right to terminate membership with Capella at any time, however because of the marketing organization that Capella has developed over its 4 years of operations, historically terminating customers have been replaced with new customers. In acquiring Capella, the intent is not to acquire individual customers, but to acquire the employee organization and management responsible for obtaining and maintaining customers. Precis will continually review whether events and circumstances have occurred that indicate the remaining estimated useful life of goodwill warrants revision or that the remaining unamortized balance of goodwill is not recoverable. When factors, such as operating losses, loss of customers, or changes in the membership services industry, if present, indicate that goodwill should be evaluated for possible impairment, Precis will use an estimate of the related undiscounted net income over the remaining life of the goodwill in measuring whether the goodwill is recoverable. Although management believes that goodwill will be recoverable over the amortization period, it is possible, due to a change in circumstances, that the carrying value of goodwill could become impaired in the future. Such impairment could have a material effect on the results of operations in a particular reporting period.

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER, dated as of March 23, 2001 (this "AGREEMENT"), is amongst PRECIS SMART CARD SYSTEMS, INC., an Oklahoma corporation ("PARENT"), PRECIS-CAPELLA GROUP ACQUISITION, INC., a Texas corporation and a wholly-owned subsidiary of Parent ("MERGER SUB"), THE CAPELLA GROUP, INC., a Texas corporation (the "COMPANY"), and the sole shareholders of the Company, namely Judith H. Henkels, John F. Luther, Mary
L. Kelly, Bobby R. Rhodes, Leland S. Chaffin, Jr., Trust Under the Capella Group, Inc. IMR 2001 Bonus Plan and Trust Under the Capella Group, Inc. Employee 2001 Bonus Plan (collectively, the "COMPANY SHAREHOLDERS" or individually, the "COMPANY SHAREHOLDER").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, the Boards of Directors of Parent, Merger Sub and the Company have each determined that it is advisable and in the best interests of their respective shareholders for Parent to cause the Company to merge with and into Merger Sub upon the terms and subject to the conditions set forth herein;

         WHEREAS, in furtherance of such combination, the Boards of Directors of Parent, Merger Sub and the Company and the Company Shareholders and the Parent as the sole shareholder of Merger Sub have each approved (as evidenced by their execution of this Agreement) the merger (the "MERGER") of the Company with and into Merger Sub in accordance with the applicable provisions of the Texas Business Corporation Act (the "TBCA"), and upon the terms and subject to the conditions set forth in this Agreement;

                  WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and an inducement to the Company's willingness to enter into this Agreement, certain shareholders of Parent have entered into a Stockholder Agreement dated as of the date of this Agreement in the form attached as Exhibit A, pursuant to which such shareholders agreed to give the Board of Directors of the Company a proxy to vote all of the shares of capital stock of Parent that such shareholders own;

                  WHEREAS, Parent, Merger Sub and the Company intend, by approving resolutions authorizing this Agreement, to adopt this Agreement as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "CODE"), and the regulations promulgated thereunder;

                  WHEREAS, Parent, Merger Sub and the Company intend that the Merger be accounted for as a purchase acquisition of the Company by Parent under the purchase method of accounting for financial reporting purposes; and

                  WHEREAS, pursuant to the Merger, the outstanding shares of the Company's Common Stock, par value $.001 per share (collectively, the "Common Shares" or each a "Common Share"), the outstanding shares of the Company's Participating Preferred Stock, par value $.001 per share (collectively, the "Participating Preferred Shares" or each a "Participating Preferred Share") and the outstanding shares of the Company's Redeemable Preferred Stock, par value $.001 per share (collectively, the "Redeemable Preferred Shares" or each a "Redeemable Preferred Share"), shall be converted into the right to receive the Merger Consideration (as defined in Section 1.6(a)), upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub, the Company and the Company Shareholders hereby agree as follows:

                                   ARTICLE VI

                                   THE MERGER

                  SECTION 6.1 THE MERGER. (a) EFFECTIVE TIME. At the Effective Time (as defined in Section 1.2), and subject to and upon the terms and conditions of this Agreement and the TBCA, the Company shall be merged with and into Merger Sub, the separate corporate existence of the Company shall cease, and Merger Sub shall continue as the surviving corporation. Merger Sub as the surviving corporation after the Merger is hereinafter sometimes referred to as the "SURVIVING CORPORATION."

                  (b) CLOSING. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 7.1 and subject to the satisfaction or waiver of the conditions set forth in Article VI, the consummation of the Merger will take place as promptly as practicable (and in any event within two business days) after satisfaction or waiver of the conditions set forth in Article VI at the offices of Dunn Swan & Cunningham, 2800 Oklahoma Tower, 210 Park Avenue, Oklahoma City, Oklahoma (the "CLOSING"), unless another date, time or place is agreed to in writing by the parties to this Agreement.

                  SECTION 6.2 EFFECTIVE TIME. As promptly as practicable after the satisfaction or waiver of the conditions set forth in Article VI, the parties hereto shall cause the Merger to be consummated by filing articles of merger as contemplated by the TBCA (the "ARTICLES OF MERGER"), together with any required related certificates, with the Secretary of State of the State of Texas, in such form as required by, and executed in accordance with the relevant provisions of, the TBCA (the time of such filing being the "EFFECTIVE TIME").

                  SECTION 6.3 EFFECT OF THE MERGER. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Articles of Merger and the applicable provisions of the TBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

                  SECTION 6.4 ARTICLES OF INCORPORATION; BY-LAWS. (a) ARTICLES OF INCORPORATION. In all respects, the Articles of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by the TBCA and such Articles of Incorporation.

                  (b) BYLAWS. The Bylaws of the Company, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended as provided by the TBCA, the Articles of Incorporation of the Surviving Corporation and such Bylaws.

                  SECTION 6.5 DIRECTORS AND OFFICERS. The directors of the Company immediately prior to the Effective Time shall become the directors of the Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time shall become the officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified. Furthermore, from and after the Effective Time and until completion of the issuance and delivery of the Contingent Shares (as defined in Section 1.6(a) below) to which the Company Shareholders become entitled to receive pursuant to Section 1.6(a), Judith Henkels and her designee (the "COMPANY DESIGNEES") shall serve as directors of Parent and the Board of Directors of Parent shall be comprised of no more than nine members, unless at least one of the Company Designees otherwise agree. In the event of the resignation or death of any of the Company Designees, a person designated by Judith Henkels (or her successors in interest if she shall be deceased) shall be named as a director of Parent to fill the vacancy created by such resignation or death. In addition, subsequent to the Effective Time, Parent and the Surviving Corporation and each of Judith H. Henkels, John F. Luther, Mary L. Kelly, Bobby R. Rhodes and Leland S. Chaffin, Jr. shall enter into an employment agreement providing for employee compensation and benefits similar to the employee compensation and benefits being received by each of them from the Company immediately prior to the Effective Time.

                  SECTION 6.6 EFFECT ON CAPITAL STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of the Parent, Merger Sub, the Company or the holders of any of the Common Shares, Participating Preferred Shares or Redeemable Preferred Shares:

                  (a) CONVERSION OF SECURITIES. The outstanding Common Shares , Participating Preferred Shares or Redeemable Preferred Shares shall be exchanged, in the aggregate, for the following number of shares of Parent Common Stock and the cash payments and notes described below (collectively, the "MERGER CONSIDERATION"):

                           (A) At Closing, Parent shall: (i) issue and deliver
                  to the Company Shareholders 2,775,000 shares of Parent Common Stock; (ii) pay and deliver in immediately available funds the principal sum of $2,000,000; (iii) issue and deliver promissory notes in the aggregate principal sum of $1,000,000 substantially in the form attached hereto as Exhibit B (the "PROMISSORY NOTES"); and (iv) pay and deliver in immediately available funds an amount equal to the Company's stockholders equity less intangible assets as of December 31, 2000, determined in accordance with the Company's audited financial statements as of such date and for the year then ended prepared in accordance with generally accepted accounting principles.

                           (B) Parent shall issue and deliver to the Company
                  Shareholders one share of Parent Common Stock for each $1.00 that Adjusted Income Before Taxes (as defined below) of the Surviving Corporation for the year ended December 31, 2001 (assuming the Merger occurred on January 1, 2001) exceeds $1,275,000; provided, however, that in the event Adjusted Income Before Taxes exceeds $2,500,000, the number of shares of Parent Common Stock to be issued and delivered by Parent pursuant to this Subsection (B) shall be reduced by the lesser of (i) 25,000 shares of Parent Common Stock or (ii) one share of Parent Common Stock for each $4.00 of Adjusted Income Before Taxes in excess of $2,500,000. Any shares of Parent Common Stock to be issued and delivered to the Company Shareholders pursuant to subparagraph (B) of this Section 1.6(a) are referred to herein as the "CONTINGENT SHARES."

                           (C) For purposes of subparagraph (B) of this Section
                  1.6(a) and Section 5.12, the term "ADJUSTED INCOME BEFORE TAXES" shall mean the net income before income tax expense for the year ended December 31, 2001 (determined in accordance with generally accepted accounting principles for financial reporting purposes under the rules and regulations of the U.S. Securities and Exchange Commission), plus: (i) if applicable, the amount of amortization, including goodwill, during the fiscal year attributable to the acquisition of the Company by Parent pursuant to this Agreement; (ii) any expenses of Parent, including corporate overhead, allocated to the Surviving Corporation; (iii) the costs and expenses of the audit of the Company's financial statements for the years 2000 and 1999; (iv) any compensation expense recorded as a result of the issuance and delivery of Parent Common Stock to The Capella Group, Inc. IMR 2001 Bonus Plan or its beneficiaries pursuant to Section 5.12 of this Agreement; and (v) any and all other expenses, including legal fees, incurred by the Company in connection with the Merger.

                           (D) As soon as reasonably practical following the
                  determination of Adjusted Income Before Income Taxes of the Surviving Corporation for the year ended December 31, 2001, any issuances and deliveries of the Parent Common Stock pursuant to this Section 1.6(a) not made at Closing shall be made as soon as reasonably practicable following the applicable determination. All shares of Parent Common Stock to be issued and distributed to the Company Shareholders pursuant to this Section 1.6(a) shall be fully paid and non-assessable shares at the time of issuance, subject to adjustment pursuant to Section 1.6(e).

                  (b)      CANCELLATION. Omitted.

                  (c) ASSUMPTION OF OUTSTANDING STOCK OPTIONS AND WARRANTS. Omitted.

                  (d)      CAPITAL STOCK OF MERGER SUB.  Omitted.

                  (e) ADJUSTMENTS TO EXCHANGE RATIO. The number of shares of Parent Common Stock into which each outstanding Common Share, Redeemable Preferred Share or Participating Preferred Share is converted pursuant to this Section 1.6 shall be appropriately adjusted to reflect fully the effect of any stock split, reverse split or stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock) with respect to Parent Common Stock having a record date after the date hereof and prior to the Effective Time.

                  (f) ALLOCATION OF MERGER CONSIDERATION. The Merger Consideration shall be allocated among the Company Shareholders on the basis of the number of Common Shares, Redeemable Preferred Shares or Participating Preferred Shares surrendered by each relative to the total number of Common Shares, Redeemable Preferred Shares and Participating Preferred Shares surrendered. The Merger Consideration shall be divided between the holders of Common Shares, holders of Redeemable Preferred Shares and holders of Participating Preferred Shares as follows:

                           (A) Holders of Participating Preferred Shares shall
                  receive in the aggregate $990,800 of the cash portion of the Merger Consideration;

                           (B) Holders of Redeemable Preferred Shares shall
                  receive in the aggregate 275,000 shares of Parent Common Stock; and

                           (C) Holders of Common Shares shall receive the
                  remainder of the Merger Consideration.

                  SECTION 6.7 EXCHANGE OF CERTIFICATES AND DELIVERY OF MERGER CONSIDERATION. (a) The surrender of the Common Shares, Redeemable Preferred Shares and Participating Preferred Shares as herein provided shall be effected by delivery by the Company Shareholders at Closing of the certificates representing the Common Shares, Redeemable Preferred Shares and Participating Preferred Shares, and such other instruments of surrender for exchange, duly executed, as Parent or Merger Sub shall reasonably deem necessary to vest in Parent on the Closing Date good and marketable title to the Common Shares, Redeemable Preferred Shares and Participating Preferred Shares, free and clear of any lien, charge, claim, pledge, security interest or other encumbrance of any type or kind whatsoever.

         (b) DELIVERY OF MERGER CONSIDERATION. At the Closing, Parent shall issue and deliver to the Company Shareholders, in exchange for the Common Shares, Redeemable Preferred Shares and Participating Preferred Shares, (i) a certificate or certificates registered in the name of each of the Company Shareholders representing that number of whole shares of Parent Common Stock that each of the Company Shareholders shall be entitled to receive on the basis set forth in Section 1.6(f) of this Agreement, (ii) the payments in immediately available funds to the Company Shareholders, in exchange for the Common Shares and Participating Preferred Shares, that each of the Company Shareholders shall be entitled to receive pursuant to Section 1.6(f) of this Agreement, and (iii) Promissory Notes payable to each of the Company Shareholders in the principal sum that each of the Company Shareholders shall be entitled to receive on the basis set forth in Section 1.6(f) of this Agreement. Immediately following the determination of the number of Contingent Shares that the holders of the Common Shares as a group are entitled to receive pursuant to Section 1.6(f) of this Agreement, Parent shall issue and deliver to the holders of the Common Shares, also in exchange for the Common Shares, a certificate or certificates registered in the name of each of the holders of the Common Shares representing that number of whole shares of Contingent Shares that each of the holders of the Common Shares shall be entitled to receive on the basis set forth in Section 1.6(f) of this Agreement.

         (c) WITHHOLDING RIGHTS. Parent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of Company Common Shares, Redeemable Preferred Shares or Participating Preferred Shares, such amounts as Parent is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Parent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Common Shares, Redeemable Preferred Shares or Participating Preferred Shares in respect of which such deduction and withholding was made by Parent.

                  SECTION 6.8.  DISSENTING SHARES.  Omitted.

                  SECTION 6.9 STOCK TRANSFER BOOKS. At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers of the Company Common Stock or Preferred Stock thereafter on the records of the Company.

                  SECTION 6.10 NO FURTHER OWNERSHIP RIGHTS IN COMPANY CAPITAL STOCK. The Merger Consideration delivered upon the surrender for exchange of Common Shares, Redeemable Preferred Shares or Participating Preferred Shares, in accordance with the terms hereof, shall be deemed to have been issued in full satisfaction of all rights pertaining to such Common Shares, Redeemable Preferred Shares or Participating Preferred Shares, and there shall be no further registration of transfers on the records of the Surviving Corporation of such Common Shares, Redeemable Preferred Shares or Participating Preferred Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, certificates evidencing Common Shares, Redeemable Preferred Shares or Participating Preferred Shares are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

                  SECTION 6.11  LOST, STOLEN OR DESTROYED CERTIFICATES.
Omitted.

                  SECTION 6.12 TAXES. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of
Section 368 of the Code. The parties hereto hereby adopt this Agreement as a "plan of reorganization" within the meaning of sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

                  SECTION 6.13 TAKING OF NECESSARY ACTION; FURTHER ACTION. Each of Parent, Merger Sub, the Company and the Company Shareholders will take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger in accordance with this Agreement as promptly as possible. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the officers and directors of the Company and Merger Sub immediately prior to the Effective Time are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

                  SECTION 6.14 MATERIAL ADVERSE EFFECT. When used in connection with the Company or Parent or any of its subsidiaries, as the case may be, the term "MATERIAL ADVERSE EFFECT" means any change, effect or circumstance that, individually or when taken together with all other such changes, effects or circumstances that have occurred prior to the date of determination of the occurrence of the Material Adverse Effect, is or is reasonably likely to be materially adverse to the business, operations, assets (including intangible assets), condition (financial or otherwise), liabilities or results of operations of the Company or Parent and its subsidiaries, as the case may be, taken as a whole in the case of Parent and its subsidiaries.

                  SECTION 1.15 INVESTMENT INTENT.  Omitted.

                  SECTION 1.16 COMPANY SHAREHOLDERS APPROVAL. Each of the Company Shareholders hereby covenants and agrees that he or she has read and has been fully advised by legal counsel as to the meaning and effect of this Agreement and the transactions to be effected by this Agreement, and that he or she hereby approves this Agreement and the transactions contemplated in this Agreement. By execution of this Agreement, (i) each of the Company Shareholders hereby votes all of the issued and outstanding shares of the Company Common Stock and Preferred Stock in favor of approval of this Agreement and the transactions contemplated in this Agreement and (ii) each of the Company Shareholders hereby consents to all corporate action required to consummate the transactions contemplated in this Agreement without the necessity for a meeting of the shareholders of the Company, to the extent and in the event shareholder approval shall be required for approval of this Agreement and the transactions contemplated in and to be effected by this Agreement.

                                   ARTICLE VII

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company and the Company Shareholders hereby represent and warrant to Parent and Merger Sub that, except as set forth in the written disclosure schedule delivered by the Company to Parent (the "COMPANY DISCLOSURE SCHEDULE"):

                  SECTION 7.1 CORPORATE ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has all requisite corporate power and authority to own, operate and lease its properties and assets as and where the same are owned, operated or leased and to conduct its business as it is now being conducted. The Company is in good standing and duly qualified or licensed as a foreign corporation to do business in those jurisdictions listed in Section 2.1 of the Company Disclosure Schedule, such jurisdictions being the only jurisdictions in which the location of the property and assets owned, operated or leased by the Company or the nature of the business conducted by the Company makes such qualification or licensing necessary, except where the failure to be so qualified or licensed could not reasonably be expected to have a Material Adverse Effect. The Company has heretofore delivered to the Parent complete and correct copies of the Company's Articles of Incorporation and Bylaws, as amended to and as in effect on the date hereof.

                  SECTION 7.2 CAPITALIZATION. (a) The authorized capital stock of the Company consists of 2,000,000 shares of Company Common Stock, par value $.001 per share, 1,000,000 shares of Company Redeemable Preferred Stock, par value $.001 per share and 1,000,000 shares of Company Participating Preferred Stock, par value $.001 per share. As of the date hereof, 1,000,000 shares of Company Common Stock are issued and outstanding, 990,800 shares of Company Participating Preferred Stock are issued and outstanding and 1,000,000 shares of Company Redeemable Preferred Stock are issued and outstanding.

                  (b) All outstanding shares of Company Common Stock and Preferred Stock are validly issued and outstanding, fully paid and non-assessable, and there are no preemptive or similar rights in respect of the Company Common Stock or Preferred Stock. All outstanding shares of Company Common Stock and Preferred Stock were issued in compliance with all requirements of all applicable federal and state securities laws.

                  SECTION 7.3 SUBSIDIARIES. There are no entities of which the Company owns 10% or more of the outstanding voting securities or other equity interests, directly or indirectly through one or more intermediaries.

                  SECTION 7.4 NO COMMITMENTS TO ISSUE CAPITAL STOCK. There are no outstanding options, war rants, calls, convertible securities or other rights, agreements, commitments or other instruments pursuant to which the Company is or may become obligated to authorize, issue or transfer any shares of its capital stock or any other equity interest. There are no agreements or understandings in effect among any of the stockholders of the Company or with any other Person and by which the Company is bound with respect to the voting, transfer, dispo sition or registration under the Securities Act of 1933, as amended (the "SECURITIES ACT") of any shares of capital stock of the Company.

                  SECTION 7.5 AUTHORIZATION; EXECUTION AND DELIVERY. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Company, including unanimous approval of this Agreement by the Company Shareholders as evidenced by their execution of this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  SECTION 7.6 GOVERNMENTAL APPROVALS AND FILINGS. No approval, authorization, consent, license, clearance or order of, declaration or notification to, or filing or registration with, any governmental or regulatory authority is required in order (a) to permit the Company to consummate the Merger or perform its obligations under this Agreement or (b) to prevent the termination of, or Material Adverse Effect on, any governmental right, privilege, authority, franchise, license, permit or certificate (collectively "GOVERNMENTAL LICENSES") of the Company to enable the Company to own, operate and lease its properties and assets as and where such properties and assets are owned, leased or operated and to provide service and carry on its business as presently provided and conducted, or to prevent any material loss or disadvantage to the Company's business, by reason of the Merger, except for (i) filing and recording of the Articles of Merger as required by the TBCA and an Agreement of Merger as required by the TBCA, and
(ii) as set forth in Section 2.6 of the Company Disclosure Schedule.

                  SECTION 7.7 NO CONFLICT. Subject to compliance with the Governmental Licenses described in Section 2.6 of the Company Disclosure Schedule and obtaining the other consents and waivers that are set forth and described in Section 2.7 of the Company Disclosure Schedule (the "PRIVATE CONSENTS"), neither the execution, delivery and performance of this Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby, will (i) conflict with, or result in a breach or violation of, any provision of the Articles of Incorporation (or similar organizational document) or bylaws of the Company; (ii) conflict with, result in a breach or violation of, give rise to a default, or result in the acceleration of performance, or permit the acceler ation of performance, under (whether or not after the giving of notice or lapse of time or both) any encumbrance, note, bond, indenture, guaranty, lease, license, agreement or other instrument, writ, injunction, order, judgment or decree to which the Company or any of its properties or assets is a party or is subject; (iii) give rise to a declaration or imposition of any encumbrance upon any of the properties or assets of the Company; or (iv) impair the Company's business or adversely affect any Governmental License necessary to enable the Company to carry on its business as presently conducted, except, in the case of clauses
(ii), (iii) or (iv), for any conflict, breach, violation, default, declaration, imposition or impairment that could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 7.8 SEC FILINGS. The Company does not have a class of securities registered under the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT"), and does not have any obligation to file forms, reports or other documents with the United States Securities and Exchange Commission under such Act.

                  SECTION 7.9 FINANCIAL STATEMENTS; ABSENCE OF UNDISCLOSED LIABILITIES; RECEIVABLES. (a) The Company has heretofore delivered to Parent complete and correct copies of the audited balance sheet of the Company (the "COMPANY BALANCE SHEET") at December 31, 2000 (the "COMPANY BALANCE SHEET DATE") and audited statements of income, cash flows and stockholders' equity of the Company for the fiscal year then ended, audited by Murrell Hall McIntosh & Co., P.L.L.P., independent certified public accountants (the "COMPANY FINANCIAL STATEMENTS"), all of which have been prepared from the books and records of the Company in accor dance with generally accepted accounting principles ("GAAP") consistently applied and maintained throughout the periods indicated (except as may be indicated in the notes thereto) and fairly present in all material respects the financial condition of the Company as at their respective dates and the results of the Company's operations and cash flows for the periods covered thereby. Such statements of income do not contain any items of special or nonrecurring revenue or income or any revenue or income not earned in the ordinary course of business, except as expressly specified therein.

                  (b) Except as and to the extent reflected or reserved against on the Company Balance Sheet, the Company did not have, as of the Company Balance Sheet Date, any liabilities, debts or obligations (whether absolute, accrued, contingent or otherwise) of any nature that would be required as of such date to have been included on a balance sheet prepared in accordance with GAAP. Since the Company Balance Sheet Date, the Company has not incurred or suffered to exist any liabilities, debts or obligations (whether absolute, accrued, contingent or otherwise), except liabilities, debts and obligations incurred in the ordinary course of business, consistent with past practice, none of which will have a Material Adverse Effect. Since the Company Balance Sheet Date, there has been no material adverse change in the business, operations, assets (including intangible assets), condition (financial or otherwise), liabilities or results of operations of the Company, taken as a whole, and no event has occurred which is reasonably likely to cause any such material adverse change.

                  (c) All receivables of the Company (including accounts receivable, loans receivable and advances) which are reflected in the Company Balance Sheet, and all such receivables which have arisen thereafter and prior to the Effective Time, have arisen or will have arisen only from BONA FIDE transactions in the ordinary course of business and shall be fully collectible at the aggregate recorded amounts thereof (except to the extent of appropriate reserves therefor established in accordance with prior practice and GAAP) and are not and will not be subject to defense, counterclaim or offset.

                  SECTION 7.10 CERTAIN OTHER FINANCIAL REPRESENTATIONS. Since the Company Balance Sheet Date, the Company's accounts payable have been accrued and paid in a manner consistent with the Company's prior practice.

                  SECTION 7.11 ABSENCE OF CHANGES. Except as disclosed in the Company Financial Statements or as set forth in Section 2.11 of the Company Disclosure Schedule, since December 31, 2000, the Company has conducted its business only in the ordinary course and the Company has not:

                  (a) amended or otherwise modified its Articles of Incorporation or Bylaws (or similar organizational document);

                  (b) issued or sold or authorized for issuance or sale, or granted any options or warrants or amended or modified in any respect any previously granted option or warrant or made other agreements (other than this Agreement) of the type referred to in Section 2.4 with respect to, any shares of its capital stock or any other of its securities, or altered any term of any of its outstanding securities or made any change in its outstanding shares of capital stock or other ownership interests or its capitalization, whether by reason of a reclassification, re capitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise or redeemed, purchased or otherwise acquired any of its or its parent's capital stock or agreed to do any of the foregoing (whether or not legally enforceable);

                  (c) recorded or accrued any item of revenue, except as a result of the provision of services in the ordinary course of business and consistent with prior practice;

                  (d) incurred any indebtedness for borrowed money, entered into any lease that should be capitalized in accordance with GAAP or subjected to any encumbrance or other restriction any of its properties, business or assets except encumbrances or other restrictions that could not reasonably be expected to have a Material Adverse Effect;

                  (e) discharged or satisfied any encumbrance, or paid any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, other than current liabilities shown on the Company Balance Sheet as of December 31, 2000 and current liabilities incurred since that date in the ordinary course of business and consistent with prior practice;

                  (f) sold, transferred, leased to others or otherwise disposed of any material properties or assets or purchased, leased from others or otherwise acquired any material properties or assets except in the ordi nary course of business;

                  (g) canceled or compromised any debt or claim or waived or released any right of substantial value;

                  (h) terminated or received any notice of termination of any contract, lease, license or other agreement or any Governmental License, or suffered any damage, destruction or loss (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect;

                  (i) made any change in the rate of compensation, commission, bonus or other remuneration payable, or paid, agreed, or promised (in writing or otherwise) to pay, provide or modify, conditionally or otherwise, any bonus, extra compensation, pension, severance or vacation pay or any other benefit or perquisite of any other kind, to any director, officer, employee, salesman or agent of the Company except in the ordinary course of business consistent with prior practice and pursuant to or in accordance with plans disclosed in Section 2.14(a) of the Company Disclosure Schedule that were in effect as of December 31, 2000;

                  (j) made any increase in or commitment (whether or not legally enforceable) to increase or communicated any intention to increase any employee benefits, adopted or made any commitment to adopt any additional employee benefit plan or made any contribution, other than regularly scheduled contributions, to any Company Plan (as defined in Section 2.14(a));

                  (k) lost the employment services of a senior manager or other employee of equal or higher ranking;

                  (l) made any loan or advance to any Person other than travel and other similar routine advances in the ordinary course of business consistent with past practice, or acquired any capital stock or other securities of any other corporation or any ownership interest in any other business enterprise;

                  (m) instituted, settled or agreed to settle any material litigation, action or proceeding before any court or governmental body relating to the Company or its properties or assets;

                  (n) entered into any transaction, contract or commitment other than in the ordinary course of business;

                  (o) changed any accounting practices, policies or procedures utilized in the preparation of the Company Financial Statements (including procedures with respect to revenue recognition, payment of accounts payable or collection of accounts receivable); or

                  (p) entered into any agreement or made any commitment to take any of the types of action described in subparagraphs (a) through (o) of this Section 2.11.

                  SECTION 7.12 TAX MATTERS. (a) For purposes of this Agreement, "TAX" or "TAXES" shall mean taxes, fees, levies, duties, tariffs, imposts and governmental impositions or charges of any kind in the nature of (or similar to) taxes, payable to any federal, state, local or foreign taxing authority, including (without limitation) (i) income, franchise, profits, gross receipts, AD VALOREM, net worth, value added, sales, use, service, real or personal property, special assessments, capital stock, license, payroll, withholding, employment, social security, workers' compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premiums, windfall profits, transfer and gains taxes, and (ii) interest, penalties, additional taxes and additions to tax imposed with respect thereto; and "TAX RETURNS" shall mean returns, reports, and information statements with respect to Taxes required to be filed with the Internal Revenue Service (the "IRS") or any other taxing authority, domestic or foreign, including, without limitation, consolidated, combined and unitary tax returns, including returns required in connection with any Company Plan (as defined in Section 2.14(a) of this Agreement).

                  (b) The Company represents that, other than as disclosed in
Section 2.12(b) of the Company Disclosure Schedule, the Company has timely filed all United States federal income Tax Returns and all other material Tax Returns required to be filed by it. All such Tax Returns are complete and correct in all material respects (except to the extent a reserve has been established as reflected in the Company Balance Sheet). The Company has timely paid and discharged all Taxes due in connection with or with respect to the periods or transactions covered by such Tax Returns and has paid all other Taxes as are due, except such as are being contested in good faith by appropriate proceedings (to the extent that any such proceedings are required), and there are no other Taxes that would be due if asserted by a taxing authority, except with respect to which the Company is maintaining reserves unless the failure to do so could not have a Material Adverse Effect. Except as does not involve or would not result in liability to the Company that could have a Material Adverse Effect, (i) there are no tax liens on any assets of the Company; (ii) the Company has not granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax; (iii) no unpaid (or unreserved) deficiencies for Taxes have been claimed, proposed or assessed by any taxing or other governmental authority with respect to the Company; (iv) there are no pending or, to the knowledge of the Company, threatened audits, investigations or claims for or relating to any liability in respect of Taxes of the Company; and (v) the Company has not requested any extension of time within which to file any currently unfiled Tax Returns. The accruals and reserves for Taxes (including deferred taxes) reflected in the Company Balance Sheet are in all material respects adequate to cover all Taxes accruable through the date thereof (including Taxes being contested) in accordance with GAAP.

                  (c) The Company represents that, other than as disclosed in
Section 2.12(c) of the Company Disclosure Schedule and other than with respect to items the inaccuracy of which could not have a Material Adverse
Effect: (i) the Company has not filed or been included in a combined, consolidated or unitary return (or substantial equivalent thereof) of any Person other than the Company; (ii) the Company is not liable for Taxes of any Person other than the Company, or currently under any contractual obligation to indemnify any Person with respect to Taxes, or a party to any tax sharing agreement or any other agreement providing for payments by the Company with respect to Taxes; (iii) the Company is not a party to any joint venture, partnership or other arrangement or contract which could be treated as a partnership for United States federal income tax purposes; (iv) the Company is not a party to any agreement, contract, arrangement or plan that would result (taking into account the transactions contemplated by this Agreement), separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code; (v) the Company is not a "consenting corporation" under Section 341(f) of the Code or any corresponding provision of state, local or foreign law; and (vi) the Company has not made an election nor is it required to treat any of its assets as owned by another Person for federal income tax purposes or as tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code (or any corresponding provision of state, local or foreign law).

                  SECTION 7.13 RELATIONS WITH EMPLOYEES. (a) Except as set forth in Section 2.13(a) of the Company Disclosure Schedule:

                   (i) The Company has satisfactory relationships with its employees.

                   (ii) The Company is and has been in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, and wages and hours, including any law, rule or regulation relating to discrimination, fair labor standards and occupational health and safety, wrongful discharge or violation of the personal rights of employees, former employees or prospective employees, and the Company is not or has not engaged in any unfair labor practices, except to the extent a failure to so comply could not, alone or together with any other failure, have a Material Adverse Effect.

                   (iii) No collective bargaining agreement with respect to the business of the Company is currently in effect or being negotiated. The Company does not have any obligation to negotiate any such collective bargaining agreement. There are no labor unions representing, purporting to represent or attempting to represent any employee of the Company.

                   (iv) There are no strikes, slowdowns or work stoppages pending or, to the best of the knowledge of the Company and each of the Company Shareholders, threatened with respect to the employees of the Company, nor has any such strike, slowdown or work stoppage occurred or, to the best of the knowledge of the Company and each of the Company Shareholders, been threatened. There is no representation claim or petition or complaint pending before the National Labor Relations Board or any state or local labor agency and, to the best of the knowledge of the Company and each of the Company Shareholders, no question concerning representation has been raised or threatened respecting the employees of the Company.

                   (v) To the best of the knowledge of the Company and each of the Company Shareholders, no charges with respect to or relating to the business of the Company are pending before the Equal Employment Opportunity Commission, or any state or local agency responsible for the prevention of unlawful employment practices, which could reasonably be expected to have a Material Adverse Effect.

                  (b) Except as set forth in Section 2.13(b) of the Company Disclosure Schedule, the Company is not a contractor or subcontractor with obligations under any federal, state or local government contract.

                   (c) Except as set forth in Section 2.13(c) of the Company Disclosure Schedule, the Company has not or could not have any material liability, whether absolute or contingent, including any obligations under any of the Company Plans described in Section 2.14 of this Agreement, with respect to any misclassification of a person as an independent contractor rather than as an employee.

                  (d) Section 2.13(d) of the Company Disclosure Schedule contains a complete and correct list of all employment, management or other consulting agreements with any Persons employed or retained by the Company (including independent consultants), complete and correct copies of which have been delivered to Parent.

                  SECTION 7.14 BENEFIT PLANS. (a) As used in this Section 2.14, the following terms have the meanings set forth below.

         "Company Other Benefit Obligation" means an Other Benefit Obligation owed, adopted, or followed by the Company or an ERISA Affiliate of the Company.

         "Company Plan" means all Plans of which the Company or an ERISA Affiliate of the Company is or was a Plan Sponsor, or to which the Company or an ERISA Affiliate of the Company otherwise contributes or has con tributed, or in which the Company or an ERISA Affiliate of the Company otherwise participates or has participated. All references to Plans are to Company Plans unless the context requires otherwise.

         "Company VEBA" means a VEBA whose members include employees of the Company or any ERISA Affiliate of the Company.

         "ERISA Affiliate" means, with respect to the Company, any other person that, together with the Company, would be treated as a single employer under Code Section 414.

         "Multi-Employer Plan" has the meaning given in ERISA Section
3(37)(A).

         "Other Benefit Obligations" means all obligations, arrangements, or customary practices, whether or not legally enforceable, to provide benefits, other than salary, as compensation for services rendered, to present or former directors, employees, or agents, other than obligations, arrangements, and practices that are Plans. Other Benefit Obligations include consulting agreements under which the compensation paid does not depend upon the amount of service rendered, sabbatical policies, severance payment policies, and fringe benefits within the meaning of Code Section 132.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Pension Plan" has the meaning given in ERISA Section 3(2)(A).

         "Plan" has the meaning given in ERISA Section 3(3).

         "Plan Sponsor" has the meaning given in ERISA Section 3(16)(B).

         "Qualified Plan" means any Plan that meets or purports to meet the requirements of Code Section 401(a).

         "Title IV Plans" means all Pension Plans that are subject to Title IV of ERISA, 29 U.S.C. Section 1301 et seq., other than Multi-Employer Plans.

         "VEBA" means a voluntary employees' beneficiary association under Code Section 501(c)(9).

         "Welfare Plan" has the meaning given in ERISA Section 3(1).

                  (b) (i) Section 2.14 of the Company Disclosure Schedule contains a complete and accurate list of all Company Plans, Company Other Benefit Obligations, and Company VEBAs, and identifies as such all Company Plans that are (A) defined benefit Pension Plans, (B) Qualified Plans, (C) Title IV Plans, or (D) Multi-Employer Plans.

                   (ii) Section 2.14 (b)(ii) of the Company Disclosure Schedule contains a complete and accurate list of (A) all ERISA Affiliates of Company, and (B) all Plans of which any such ERISA Affiliate is or was a Plan Sponsor, in which any such ERISA Affiliate participates or has participated, or to which any such ERISA Affiliate contributes or has contributed.

                   (iii) Section 2.14 (b)(iii) of the Company Disclosure Schedule sets forth, for each Multi-Employer Plan, as of its last valuation date, the amount of potential withdrawal liability of the Company and the Company's other ERISA Affiliates, calculated according to information made available pursuant to ERISA Section 4221(e).

                   (iv) Section 2.14(b)(iv) of the Company Disclosure Schedule sets forth a calculation of the liability of the Company for post-retirement benefits other than pensions, made in accordance with Financial Accounting Statement 106 of the Financial Accounting Standards Board, regardless of whether the Company is required by this Statement to disclose such information.

                   (v) Section 2.14(b)(v) of the Company Disclosure Schedule sets forth the financial cost of all obligations owed under any Company Plan or Company Other Benefit Obligation that is not subject to the disclosure and reporting requirements of ERISA.

             (c) Company has delivered to Parent, or will deliver to Parent within ten days of the date of this Agreement:

                           (i) all documents that set forth the terms of each Company Plan, Company Other Benefit Obligation, or Company VEBA and of any related trust, including (A) all plan descriptions and summary plan descriptions of Company Plans for which Company is required to prepare, file, and distribute plan descriptions and summary plan descriptions, and (B) all summaries and descriptions furnished to participants and beneficiaries regarding Company Plans, Company Other Benefit Obligations, and Company VEBAs for which a plan description or summary plan description is not required;

                           (ii) all collective bargaining agreements pursuant to which contributions have been made or obligations incurred (including both pension and welfare benefits) by the Company and the ERISA Affiliates of the Company, and all collective bargaining agreements pursuant to which contributions are being made or obligations are owed by such entities;

                           (iii) written description of any Company Plan or Company Other Benefit Obligation that is not otherwise in writing;

                           (iv) all registration statements filed with respect to any Company Plan;

                           (v) all insurance policies purchased by or to provide benefits under any Company Plan;

                           (vi) all contracts with third party administrators, actuaries, investment managers, consultants, and other independent contractors that relate to any Company Plan, Company Other Benefit Obligation, or Company VEBA;

                           (vii) all reports submitted within the four years preceding the date of this Agreement by third party administrators, actuaries, investment managers, consultants, or other independent contractors with respect to any Company Plan, Company Other Benefit Obligation, or Company VEBA;

                           (viii) all notifications to employees of their rights under ERISA Section 601 et seq. and Code Section 4980B;

                           (ix) the Form 5500 filed in each of the most recent three plan years with respect to each Company Plan, including all schedules thereto and the opinions of independent accountants;

                           (x) all notices that were given by the Company or any ERISA Affiliate of the Company or any Company Plan to the IRS, the PBGC, or any participant or beneficiary, pursuant to statute, within the four years preceding the date of this Agreement, including notices that are expressly mentioned elsewhere in this Section 2.14;

                           (xi) all notices that were given by the IRS, the PBGC, or the Department of Labor to the Company, any ERISA Affiliate of the Company, or any Company Plan within the four years preceding the date of this Agreement;

                           (xii) with respect to Qualified Plans and VEBAs, the most recent determination letter for each Plan of the Company that is a Qualified Plan; and

                           (xiii) with respect to Title IV Plans, the Form PBGC-1 filed for each of the three most recent plan years.

                   (d) Except as set forth in Section 2.14(d)(vi) of the Company Disclosure Schedule:

                           (i) The Company has performed all of its obligations under all Company Plans, Company Other Benefit Obligations, and Company VEBAs. The Company has made appropriate entries in its financial records and statements for all obligations and liabilities under such Plans, VEBAs, and Obligations that have accrued but are not due.

                           (ii) No statement, either written or oral, has been made by the Company to any Person with regard to any Plan or Other Benefit Obligation that was not in accordance with the Plan or Other Benefit Obligation and that could have an adverse economic consequence to the Company or to the Surviving Corporation.

                           (iii) The Company, with respect to all Company Plans, Company Other Benefit Obligations, and Company VEBAs, is, and each Company Plan, Company Other Benefit Obligation, and Company VEBA is, in full compliance with ERISA, the Code, and other applicable laws including the provisions of such laws expressly mentioned in this
         Section 2.14, and with any applicable collective bargaining agreement.

                                    (A) No transaction prohibited by ERISA
                  Section 406 and no "prohibited transaction" under Code Section 4975(c) have occurred with respect to any Company Plan.

                                    (B) The Company has no liability to the IRS
                  with respect to any Plan, including any liability imposed by Chapter 43 of the Code.

                                    (C) The Company has no liability to the PBGC
                  with respect to any Plan or any liability under ERISA Section 502 or Section 4071.

                                    (D) All filings required by ERISA and the
                  Code as to each Plan have been timely filed, and all notices and disclosures to participants required by either ERISA or the Code have been timely provided.

                                    (E) All contributions and payments made or
                  accrued with respect to all Company Plans, Company Other Benefit Obligations, and Company VEBAs are deductible under Code Section 162 or Section 404. No amount, or any asset of any Company Plan or Company VEBA, is subject to tax as unrelated business taxable income.

                           (iv) Each Company Plan can be terminated within thirty days, without payment of any additional contribution or amount and without the vesting or acceleration of any benefits promised by such Plan.

                           (v) Since January 2, 2001 there has been no establishment or amendment of any Company Plan, Company VEBA, or Company Other Benefit Obligation.

                           (vi) No event has occurred or circumstance exists that could result in a material increase in premium costs of Company Plans and Company Other Benefit Obligations that are insured, or a material increase in benefit costs of such Plans and Obligations that are self-insured.

                           (vii) Other than claims for benefits submitted by participants or beneficiaries, no claim against, or legal proceeding involving, any Company Plan, Company Other Benefit Obligation, or Company VEBA is pending or, to the knowledge of the Company is threatened.

                           (viii) No Company Plan is a stock bonus, pension, or profit-sharing plan within the meaning of Code Section 401(a).

                           (ix) Each Qualified Plan of the Company is qualified in form and operation under Code Section 401(a); each trust for each such Plan is exempt from federal income tax under Code Section 501(a). Each Company VEBA is exempt from federal income tax. No event has occurred or circumstance exists that will or could give rise to disqualification or loss of tax-exempt status of any such Plan or trust.

                           (x) The Company and each ERISA Affiliate of the Company has met the minimum funding standard, and has made all contributions required, under ERISA Section 302 and Code Section 402.

                           (xi) No Company Plan is subject to Title IV of ERISA.

                           (xii) The Company has paid all amounts due to the PBGC pursuant to ERISA Section 4007.

                           (xiii) Neither the Company nor any ERISA Affiliate of the Company has ceased operations at any facility or has withdrawn from any Title IV Plan in a manner that would subject any entity or Company to liability under ERISA Section 4062(e), Section 4063, or Section 4064.

                           (xiv) Neither the Company nor any ERISA Affiliate of the Company has filed a notice of intent to terminate any Plan or has adopted any amendment to treat a Plan as terminated. The PBGC has not instituted proceedings to treat any Company Plan as terminated. No event has occurred or circumstance exists that may constitute grounds under ERISA Section 4042 for the termination of, or the appointment of a trustee to administer, any Company Plan.

                           (xv) No amendment has been made, or is reasonably expected to be made, to any Plan that has required or could require the provision of security under ERISA Section 307 or Code Section 401(a)(29).

                           (xvi) No accumulated funding deficiency, whether or not waived, exists with respect to any Company Plan; no event has occurred or circumstance exists that may result in an accumulated funding deficiency as of the last day of the current plan year of any such Plan.

                           (xvii) The actuarial report for each Pension Plan of the Company and each ERISA Affiliate of the Company fairly presents the financial condition and the results of operations of each such Plan in accordance with GAAP.

                           (xviii) Since the last valuation date for each Pension Plan of the Company and each ERISA Affiliate of the Company, no event has occurred or circumstance exists that would increase the amount of benefits under any such Plan or that would cause the excess of Plan assets over benefit liabilities (as defined in ERISA Section
         4001) to decrease, or the amount by which benefit liabilities exceed assets to increase.

                           (xix) No reportable event (as defined in ERISA
         Section 4043 and in regulations issued thereunder) has occurred.

                           (xx) The Company has no knowledge of any facts or circumstances that may give rise to any liability of the Company, or Surviving Corporation to the PBGC under Title IV of ERISA.

                           (xxi) Neither the Company nor any ERISA Affiliate of the Company has ever established, maintained, or contributed to or otherwise participated in, or had an obligation to maintain, contribute to, or otherwise participate in, any Multi-Employer Plan.

                           (xxii) Neither the Company nor any ERISA Affiliate of the Company has withdrawn from any Multi-Employer Plan with respect to which there is any outstanding liability as of the date of this Agreement. No event has occurred or circumstance exists that presents a risk of the occurrence of any withdrawal from, or the participation, termination, reorganization, or insolvency of, any Multi-Employer Plan that could result in any liability of either the Company, Parent, or the Surviving Corporation to a Multi-Employer Plan.

                           (xxiii) Neither the Company nor any ERISA Affiliate of the Company has received notice from any Multi-Employer Plan that it is in reorganization or is insolvent, that increased contri butions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, or that such Plan intends to terminate or has terminated.

                           (xxiv) No Multi-Employer Plan to which the Company or any ERISA Affiliate of the Company contributes or has contributed is a party to any pending merger or asset or liability transfer or is subject to any proceeding brought by the PBGC.

                           (xxv) Except to the extent required under ERISA
         Section 601 et seq. and Code Section 4980B, the Company does not provide health or welfare benefits for any retired or former employee nor is it obligated to provide health or welfare benefits to any active employee following such employee's retirement or other termination of service.

                           (xxvi) The Company has the right to modify and terminate benefits to retirees (other than pensions) with respect to both retired and active employees.

                   (xxvii) The Company has complied with the provisions of ERISA
         Section 601 et seq. and Code Section 4980B.

                           (xxviii) No payment that is owed or may become due to any director, officer, employee, or agent of the Company will be non-deductible to the Company or subject to tax under Code Section 280G or Section 4999; nor will the Company be required to "gross up" or otherwise compensate any such person because of the imposition of any excise tax on a payment to such person.

                           (xxix) The consummation of the Merger will not result in the payment, vesting, or acceleration of any benefit.

                  SECTION 7.15 TITLE TO PROPERTIES. Except as set forth in
Section 2.15 of the Company Disclosure Schedule, the Company has good and indefeasible title to all of its properties and assets, free and clear of all encumbrances, except liens for taxes not yet due and payable and such encumbrances or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which could not reasonably be expected to have a Material Adverse Effect, and except for encumbrances which secure indebtedness reflected in the Company Balance Sheet.

                  SECTION 7.16 COMPLIANCE WITH LAWS; LEGAL PROCEEDINGS. (a) The Company is not in violation of, or in default with respect to, any applicable law, statute, regulation, ordinance, writ, injunction, order, judgment, decree or any Governmental License, including any federal state or local law regarding or relating to trespass or violations of privacy rights, which violation or default could reasonably be expected to have a Material Adverse Effect.

                  (b) Except as set forth in Section 2.16(b) of the Company Disclosure Schedule, there is no order, writ, injunction, judgment or decree outstanding and no legal, administrative, arbitration or other governmental proceeding or investigation pending or, to the best of the knowledge of the Company and each of the Company Shareholders, threatened, and there are no claims (including unasserted claims of which the Company is aware) against or relating to the Company or any of its properties, assets or businesses. There is no legal, administrative or other governmental proceeding or investigation pending or, to the best of the knowledge of the Company and each of the Company Shareholders, threatened against the Company, or any of its directors or officers, as such, that relates to this Agreement, the Merger or any of the transactions contemplated hereby. None of the items listed in Section 2.16(b) of the Company Disclosure Schedule could reasonably be expected to have a Material Adverse Effect. The Company has not been a defendant (either originally, by counter-claim or impleading) in any legal proceedings which have either been filed in the past two (2) fiscal years or are currently pending (all as set forth in Section 2.16(b) of the Company Disclosure Schedule). Except as set forth in Section 2.16(b) of the Company Disclosure Schedule, none of the legal proceedings set forth in Section 2.16(b) of the Company Disclosure Schedule has had or, to the best of the knowledge of the Company and each of the Company Shareholders, will have a Material Adverse Effect.

                  SECTION 7.17 BROKERS. No broker, finder or investment advisor acted, directly or indirectly, as such for the Company or any shareholder of the Company in connection with this Agreement or the Merger, and no broker, finder, investment advisor or other Person is entitled to any fee or other commission, or other remuneration, in respect thereof based in any way on any action, agreement, arrangement or understanding taken or made by or on behalf of the Company or any shareholder of the Company.

                  SECTION 7.18 INTELLECTUAL PROPERTY. (a) The Company owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights, and any applications therefor, technology, know-how, computer software programs or applications, and tangible or intangible proprietary information or material that are used in the business of the Company as currently conducted, except as would not reasonably be expected to have a Material Adverse Effect.

                  (b) Except as disclosed in Section 2.18(b) of the Company Disclosure Schedule or as could not reasonably be expected to have a Material Adverse Effect: (i) The Company is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in violation of any licenses, sublicenses and other agreements as to which the Company is a party and pursuant to which the Company is authorized to use any patents, trademarks, service marks or copyrights owned by others ("COMPANY THIRD-PARTY INTELLECTUAL PROPERTY RIGHTS"); (ii) No claims with respect to the patents, registered and material unregistered trademarks and service marks, registered copyrights, trade names and any applications therefor owned by the Company (the "COMPANY INTELLECTUAL PROPERTY RIGHTS"), any trade secret material to the Company, or Company Third Party Intellectual Property Rights to the extent arising out of any use, reproduction or distribution of Company Third Party Intellectual Property Rights by or through the Company, are currently pending or, to the best of the knowledge of the Company and each of the Company Shareholders, have been threatened by any Person; or (iii) The Company does not know of any valid grounds for any BONA FIDE claims (1) to the effect that the sale, licensing or use of any product or service as now sold, licensed or used, or proposed for sale, license or use by the Company infringes on any copyright, patent, trademark, service mark or trade secret; (2) against the use by the Company of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications used in the business of the Company as currently conducted or as proposed to be conducted; (3) challenging the ownership, validity or effectiveness of any of the Company Intellectual Property Rights or other trade secret material to the Company; or (4) challenging the license or legally enforceable right to use of Company Third Party Intellectual Rights by the Company.

                  (c) To the best of the knowledge of the Company and each of the Company Shareholders, there is no material unauthorized use, infringement or misappropriation of any of the Company Intellectual Property Rights by any third party, including any employee or former employee of the Company.

                  SECTION 7.19 INSURANCE. Except as set forth in Section 2.19 of the Company Disclosure Schedule, all material fire and casualty, general liability, business interruption, product liability and other insurance policies maintained by the Company are with reputable insurers, provide adequate coverage for all normal risks incident to the Company's assets, properties and business operations and are in character and amount at least equivalent to that carried by Persons engaged in a business subject to the same or similar perils or hazards.

                  SECTION 7.20 CONTRACTS; ETC. (a) Set forth on Section 2.20 of the Company Disclosure Schedule is a complete and correct list of each of the following agreements, leases and other instruments, both oral and written, to which the Company is a party or by which Company or its properties or assets are bound:

                  (i) each service or other similar type of agreement under which services are provided by any other Person to the Company which is material to the business of the Company taken as a whole;

                  (ii) each agreement that restricts the operation of the business of the Company or the ability of the Company to solicit customers or employees;

                  (iii) each operating lease (as lessor, lessee, sublessor or sublessee) that is material to the Company of any real or tangible personal property or assets;

                  (iv) each agreement under which services are provided by the Company to any material cus tomer;

                  (v) each agreement (including capital leases) under which any money has been or may be borrowed or loaned or any note, bond, indenture or other evidence of indebtedness has been issued or assumed (other than those under which there remain no ongoing obligations of the Company), and each guaranty of any evidence of indebtedness or other obligation, or of the net worth, of any Person (other than endorsements for the purpose of collection in the ordinary course of business);

                  (vi) each partnership, joint venture or similar agreement;

                  (vii) each agreement containing restrictions with respect to the payment of dividends or other distributions in respect of the Company's capital stock;

                  (viii) each agreement to make unpaid capital expenditures in excess of $25,000;

                  (ix) each agreement providing for accelerated or special payments as a result of the Merger, including any shareholder rights plan or other instrument commonly referred as a "poison pill."

A complete and correct copy of each written agreement, lease or other type of document, and a true, complete and correct summary of each oral agreement, lease or other type of document, required to be disclosed pursuant to this
Section 2.20(a) has been previously delivered to Parent.

                  (b) Each agreement, lease or other type of document required to be disclosed pursuant to Sections 2.13, 2.14 or 2.20(a) to which the Company is a party or by which the Company or its properties or assets are bound (collectively, the "COMPANY CONTRACTS"), except those Company Contracts the loss of which could reasonably be expected to not have a Material Adverse Effect, is valid, binding and in full force and effect and is enforceable by the Company in accordance with its terms. The Company is not (with or without the lapse of time or the giving of notice, or both) in breach of or in default under any of the Company Contracts, and, to the best of the knowledge of the Company and each of the Company Shareholders, no other party to any of the Company Contracts is (with or without the lapse of time or the giving of notice, or both) in breach of or in default under any of the Company Contracts, where such breach or default could reasonably be expected to have a Material Adverse Effect. No existing or completed agreement to which the Company is a party is subject to renegotiation with any governmental body.

                  SECTION 7.21 PERMITS, AUTHORIZATIONS, ETC. Section 2.21 of the Company Disclosure Schedule sets forth all Governmental Licenses and each other material approval, authorization, consent, license, certificate, order or other permit of any governmental agencies, whether federal, state, local or foreign, necessary to enable the Company to own, operate and lease its properties and assets as and where such properties and assets are owned, leased or operated and to provide service and carry on its business as presently provided and conducted (collectively, the "COMPANY PERMITS") or required to permit the continued conduct of such business following the Merger in the manner conducted on the date of this Agreement (indicating in each case whether or not the consent of any Person is required for the consummation of the transactions contemplated hereby). The Company has all necessary Company Permits of all governmental agencies, whether federal, state, local or foreign, all of which are valid and in good standing with the issuing agencies and not subject to any proceedings for suspension, modification or revocation, except for such Company Permits which could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 7.22 ENVIRONMENTAL MATTERS. (a) For purposes of this Agreement, the capitalized terms defined below shall have the meanings ascribed to them below.

                  (i) "ENVIRONMENTAL CLAIM" means any accusation, allegation, notice of violation, action, claim, lien, demand, abatement or other order or direction (conditional or otherwise) by any governmental agency or entity or any other Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects an the environment, or for fines, penalties or restrictions resulting from or based upon (a) the existence, or the continuation of the existence, of a Release (including, without limitation, sudden or non-sudden accidental or non-accidental Releases) of, or exposure to, any Hazardous Substance, odor or audible noise in, into or onto the environment (including, without limitation, the air, soil, surface water or groundwater) at, in, by, from or related to any property owned, operated or leased by the Company or any activities or operations thereof; (b) the transportation, storage, treatment or disposal of Hazardous Substances in connection with any property owned, operated or leased by the Company or its operations or facilities; or
         (c) the violation, or alleged violation, of any Environmental Law or Environmental Permit of or from any governmental agency or entity relating to environmental matters connected with any property owned, leased or operated by the Company.

                  (ii) "ENVIRONMENTAL LAW(S)" means all federal, state or local law (including common law), statute, ordinance, rule, regulation, code, or other requirement relating to the environment, natural resources, or public or employee health and safety and includes, but is not limited to the Comprehensive Environmental Response Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601 ET SEQ., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 ET SEQ., The Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Section 6901 ET SEQ., the Clean Water Act, 33 U.S.C. Section 1251 ET SEQ., the Clean Air Act, 33 U.S.C. Section 2601 ET SEQ., the Toxic Substances Control Act, 15 U.S.C. Section 2601 ET SEQ., the Oil Pollution Act of 1990, 33 U.S.C.
         Section 2701 ET SEQ., and the Occupational Safety and Health Act, 29 U.S.C. Section 651 ET SEQ., as such laws have been amended or supplemented, and the regulations promulgated pursuant thereto, and all analogous state or local statutes and any applicable transfer statutes.

                  (iii) "ENVIRONMENTAL PERMITS" means all approvals, authorizations, consents, permits, licenses, registrations and certificates required by any applicable Environmental Law.

                  (iv) "HAZARDOUS SUBSTANCE(S)" means, without limitation, any flammable explosives, radioactive materials, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products (including but not limited to waste petroleum and petroleum products), methane, hazardous materials, hazardous wastes, pollutants, contaminants and hazardous or toxic substances, as defined in or regulated under any applicable Environmental Laws.

                  (v) "RELEASE" means any past or present spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of a Hazardous Substance into the Environment.

                  (b) The Company has obtained all Environmental Permits required for its businesses and facilities except for such Environmental Permits the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect. The Company (i) is in compliance with all terms and conditions of its Environ mental Permits and of any applicable Environmental Law, except for such failure to be in compliance that could not reasonably be expected to have Material Adverse Effect; (ii) has not received notice of any violation by or claim against the Company under any Environmental Law; and (iii) is not aware of any facts or circumstances related to its businesses and facilities likely to give rise to an Environmental Claim that could reasonably be expected to have a Material Adverse Effect.

                  (c) There have been no Releases, or threatened Releases of any Hazardous Substances into, on or under any of the properties owned or operated (or formerly owned or operated) by the Company in any case in such a way as to create any liability (including the costs of investigation and remediation) under any applicable Environmental Law that could reasonably be expected to have a Material Adverse Effect.

                  (d) The Company has not been identified as a potentially responsible party at any federal or state National Priority List
("SUPERFUND") site, and the Company has not transported, disposed of, or arranged for the disposal of any Hazardous Substances.

                  SECTION 7.23 COMPANY ACQUISITIONS. Section 2.23 of the Company Disclosure Schedule hereto contains a complete and correct list of all agreements ("COMPANY ACQUISITION AGREEMENTS") executed by the Company pursuant to which the Company has acquired or agreed to acquire all or any part of the stock or assets (including any customer list) of any Person. A complete and correct copy of each of the Company Acquisition Agreements has been delivered to Parent. The Company does not have any further obligation or liability under any of the Company Acquisition Agreements or as a result of the transactions provided for therein, except as described in reasonable detail in Section 2.23 of the Company Disclosure Schedule.

                  SECTION 7.24 BOOKS AND RECORDS. All accounts, books, ledgers and official and other records prepared and kept by the Company have been kept and completed properly in all material respects, and there are no material inaccuracies or discrepancies contained or reflected therein. Such records of the Company are located at the Company's offices in Grande Prairie, Texas.

                  SECTION 7.25 INTERESTED PARTY TRANSACTIONS. Except as set forth in Section 2.25 of the Company Disclosure Schedule, since January 1, 1999, no event has occurred that would be required to be reported as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-B promulgated by the United States Securities and Exchange Commission.

                  SECTION 7.26 OPINION OF FINANCIAL ADVISOR. The Company has not been advised by a financial advisor regarding, as of the date hereof, the fairness of the Merger Consideration from a financial point of view to the Company Shareholders.

                  SECTION 7.27 REGISTRATION STATEMENT; PROXY
STATEMENT/PROSPECTUS. The information supplied by the Company with respect to the Company and its Subsidiaries and their respective officers, directors, stockholders and other Affiliates (collectively, the "COMPANY INFORMATION") for inclusion in the Registration Statement (as defined in Section 3.27) shall not at the time the Registration Statement is declared effective by the U.S. Securities and Exchange Commission (the "SEC") contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Company Information supplied by the Company for inclusion in the proxy statement/prospectus (such proxy statement/prospectus as amended or supplemented is referred to herein as the "Proxy Statement/Prospectus") to be sent to the shareholders of Parent in connection with the meeting of the shareholders of Parent to consider the Merger (the "PARENT STOCKHOLDERS MEETING") will not, on the date the Proxy Statement/Prospectus (or any amendment thereof or supplement thereto) is first mailed to shareholders or at the time of the Parent Stockholders Meeting, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or shall omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which it shall be omitted, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Parent Stockholders Meeting which has become false or misleading. If at any time prior to the Effective Time any event relating to the Company or any of its officers, directors, stockholders or other Affiliates should be discovered by the Company which should be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement/Prospectus, the Company shall promptly inform Parent. The Proxy Statement/Prospectus shall comply in all material respects with the requirements of the Securities Act and the Exchange Act. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Parent or Merger Sub which is contained or incorporated by reference in, or furnished in connection with the preparation of, the Registration Statement or the Proxy Statement/Prospectus.

                  SECTION 7.28 BANK ACCOUNTS AND POWERS OF ATTORNEY. Section
2.28 of the Company Disclosure Schedule sets forth the name of each bank in which the Company has an account, lock box or safe deposit box, the number of each such account, lock box or safe deposit box and the names of the Persons authorized to draw thereon or have access thereto. Except as set forth on
Section 2.28 of the Company Disclosure Schedule, no Person holds any power of attorney from the Company.

                  SECTION 7.29 CERTAIN PAYMENTS. Neither the Company nor any director, officer, agent, or employee thereof, or to the knowledge of the Company and each of the Company Shareholders, any other Person associated with or acting for or on behalf of the Company, has directly or indirectly
(a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of the Company or any affiliate of the Company, or (iv) in violation of any legal requirement, or
(b) established or maintained any fund or asset that has not been recorded in the books and records of the Company.

                  SECTION 7.30 CUSTOMERS; CUSTOMER RELATIONSHIPS. Section
2.30 of the Company Disclosure Schedule sets forth a complete list of the 10 largest clients and customers of the Company for the year ended December 31, 2000, including the amounts they paid to the Company in such year and in the prior year. To the knowledge of the Company and each of the Company Shareholders, there are no facts or circumstances that are likely to result in the loss of any such client or customer of the Company or a material change in the relationship of the Company with any such client or customer.

                                  ARTICLE VIII

                        REPRESENTATIONS AND WARRANTIES OF
                              PARENT AND MERGER SUB

                  Parent and Merger Sub, jointly and severally, hereby represent and warrant to the Company and to each of the Company Shareholders that, except as set forth in the written disclosure schedule delivered by Parent to the Company (the "PARENT DISCLOSURE SCHEDULE"):

                  SECTION 8.1 CORPORATE ORGANIZATION. Each of Parent, Merger Sub and Foresight, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization and has all requisite corporate power and authority to own, operate and lease its properties and assets as and where the same are owned, operated or leased and to conduct its business as it is now being conducted. Each of Parent, Merger Sub and Foresight, Inc. is in good standing and duly qualified or licensed as a foreign corporation to do business in those jurisdictions in which the location of the property and assets owned, operated or leased by Parent, Merger Sub and Foresight, Inc. or the nature of the business conducted by Parent, Merger Sub and Foresight, Inc. makes such qualification or licensing necessary, except where the failure to be so qualified or licensed could not reasonably be expected to have a Material Adverse Effect. Parent has heretofore delivered to the Company complete and correct copies of the Certificate of Incorporation and Bylaws of Parent and Articles of Incorporation and Bylaws of Merger Sub, as amended to and as in effect on the date hereof.

                  SECTION 8.2 CAPITALIZATION. (a) The authorized capital stock of Parent consists of 100,000,000 shares of Parent Common Stock, par value $0.01 per share, and 2,000,000 shares of Parent Preferred Stock, par value $1.00 per share. As of the date hereof, 2,850,000 shares of Parent Common Stock and 166,667 shares of Series A Convertible shares of Parent Preferred Stock are issued and outstanding.

                  (b) All outstanding shares of Parent Common Stock are validly issued and outstanding, fully paid and non-assessable and there are no preemptive or similar rights in respect of Parent Common Stock. All outstanding shares of Parent Common Stock were issued in compliance with all requirements of all applicable federal and state securities laws.

                  (c) Section 3.2 of the Parent Disclosure Schedule sets forth a complete and correct list of (i) all stock options, including stock options granted under any Parent stock option plan, (ii) all warrants to purchase Parent Common Stock, and (iii) and other rights to receive Parent Common Stock indicating as to each holder thereof, the number of shares of Parent Common Stock subject thereto and the exercisability, exercise price and termination date therefor, if applicable.

                  SECTION 8.3 SUBSIDIARIES. (a) Merger Sub and Foresight, Inc. are the only subsidiaries of Parent.

                  (b) Except as set forth in Section 3.3(b) of the Parent Disclosure Schedule, Parent, Merger Sub or Foresight, Inc. has good and valid title to all shares of its subsidiaries free and clear of all Encumbrances. All of the outstanding shares of capital stock of Merger Sub and Foresight, Inc. are validly issued, fully paid and non-assessable, and there are no preemptive or similar rights in respect of any shares of capital stock of Merger Sub or Foresight, Inc.

                  SECTION 8.4 NO COMMITMENTS TO ISSUE CAPITAL STOCK. Except for the Stock Options, the Warrants and contract rights set forth in Section
3.4 of the Parent Disclosure Schedule, there are no outstanding options, warrants, calls, convertible securities or other rights, agreements, commitments or other instruments pursuant to which the Parent or any of its Subsidiaries is or may become obligated to authorize, issue or transfer any shares of its capital stock or any other equity interest. Except as set forth in Section 3.4 of the Parent Disclosure Schedule, there are no agreements or understandings in effect among any of the stockholders of Parent or any such Subsidiary or with any other Person and by which Parent or any such Subsidiary is bound with respect to the voting, transfer, disposition or registration under the Securities Act of any shares of capital stock of the Parent or any of its Subsidiaries.

                  SECTION 8.5 AUTHORIZATION; EXECUTION AND DELIVERY. Parent and Merger Sub each has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation by Parent or Merger Sub of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Parent and Merger Sub. This Agreement has been duly executed and delivered by Parent and Merger Sub and constitutes the legal, valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms. The shares of Parent Common Stock to be issued as part of the Merger Consideration have been duly reserved and authorized for issuance upon consummation of the Merger and when issued pursuant to and in accordance with this Agreement will be duly authorized, validly issued, fully paid and non-assessable shares of Parent Common Stock.

                  SECTION 8.6 GOVERNMENTAL APPROVALS AND FILINGS. No approval, authorization, consent, license, clearance or order of, declaration or notification to, or filing or registration with, any governmental or regulatory authority is required in order (a) to permit Parent or Merger Sub to consummate the Merger or perform its obligations under this Agreement or
(b) to prevent the termination of, or Material Adverse Effect on, any Governmental License of Parent or any of its Subsidiaries to enable Parent and its Subsidiaries to own, operate and lease their properties and assets as and where such properties and assets are owned, leased or operated and to provide its services or carry on its business, or to prevent any material loss or disadvantage to Parent's business, by reason of the Merger, except for (i) filing and recording of the Articles of Merger as required by the TBCA and (ii) as set forth in Section 3.6 of the Parent Disclosure Schedule.

                  SECTION 8.7 NO CONFLICT. Subject to compliance with any Governmental Licenses described in Section 3.7 of the Parent Disclosure Schedule and obtaining the Private Consents, neither the execution, delivery and performance of this Agreement by Parent or Merger Sub, nor the consummation by Parent or Merger Sub of the transactions contemplated hereby, will (i) conflict with, or result in a breach or violation of, any provision of the Certificate or Articles of Incorporation (or similar organizational document) or Bylaws of Parent or Merger Sub; (ii) conflict with, result in a breach or violation of, give rise to a default, or result in the acceleration of perfor mance, or permit the acceleration or performance, under (whether or not after the giving of notice or lapse of time or both) any encumbrance, note, bond, indenture, guaranty, lease, license, agreement or other instrument, writ, injunction, order, judgment or decree to which Parent or Merger Sub or any of their respective properties or assets is subject; (iii) give rise to a declaration or imposition of any encumbrance upon any of the properties or assets of Parent or Merger Sub; or (iv) impair Parent's business or adversely affect any Governmental License necessary to enable Parent and Merger Sub to carry on their business as presently conducted, except, in the cases of clauses (ii), (iii) or (iv), for any conflict, breach, violation, default, declaration, imposition or impairment that could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 8.8 SEC FILINGS. The Parent Common Stock is the only class or securities of Parent registered under the Exchange Act. Parent has filed all forms, reports or other documents required to be filed with the SEC (the "PARENT SEC REPORTS") since its initial public offering of the Parent Common Stock on February 8, 2000. The Parent SEC Reports (i) were prepared in accordance, and complied as of their respective dates in all material respects, with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Parent has filed with the SEC as exhibits to the Parent SEC Reports all agreements, contracts and other documents or instruments required to be so filed, and such exhibits are correct and complete copies of such agreements, contracts and other documents or instruments. Merger Sub is not required to file any forms, reports or other documents with the SEC under the Exchange Act.

                  SECTION 8.9 FINANCIAL STATEMENTS; ABSENCE OF UNDISCLOSED LIABILITIES. (a) Parent has hereto fore delivered to the Company complete and correct copies of the audited balance sheet of Parent (the "PARENT BALANCE SHEET") at December 31, 2000 (the "PARENT BALANCE SHEET DATE") and audited statements of income, cash flows and stockholders' equity of Parent for the fiscal year then ended, audited by Murrell Hall McIntosh & Co., P.L.L.P., independent certified public accountants (collectively, the "PARENT FINANCIAL STATEMENTS"), all of which have been prepared from the books and records of Parent in accordance with GAAP consistently applied and maintained throughout the periods indicated (except as may be indicated in the notes thereto) and fairly present in all material respects the financial condition of Parent as at their respective dates and the results of the Parent's operations and cash flows for the periods covered thereby. Such statements of income do not contain any items of special or nonrecurring revenue or income or any revenue or income not earned in the ordinary course of business, except as expressly specified therein.

                  (b) Except as and to the extent reflected or reserved against on the Parent Balance Sheet, and except for liabilities which will not have a Material Adverse Effect, Parent did not have, as of the Parent Balance Sheet Date, any liabilities, debts or obligations (whether absolute, accrued, contingent or otherwise) of any nature that would be required as of such date to have been included on a balance sheet prepared in accordance with GAAP. Since the Parent Balance Sheet Date, Parent has not incurred or suffered to exist any liability, debt or obligation (whether absolute, accrued, contingent or otherwise), except liabilities, debts and obligations incurred in the ordinary course of business, consistent with past practice, none of which will have a Material Adverse Effect or incurred in connection with this Agreement and the transactions contemplated herein. Other than the transactions contemplated by this Agreement, since the Parent Balance Sheet Date, there has been no material adverse change in the business, operations, assets (including intangible assets), condition (financial or otherwise), liabilities or results of operations of Parent and its Subsidiaries, taken as a whole, and no event has occurred which is reason ably likely to cause any such material adverse change.

                  SECTION 8.10 CERTAIN OTHER FINANCIAL REPRESENTATIONS. Since the Parent Balance Sheet Date, the Parent's accounts payable have been accrued and paid in a manner consistent with the Parent's prior practice.

                  SECTION 8.11 ABSENCE OF CHANGES. Except as disclosed in the Parent Financial Statements or as set forth in Section 3.11 of the Parent Disclosure Schedule, since December 31, 2000, Parent and its Subsidiaries have conducted their business only in the ordinary course and Parent has not:

                  (a) amended or otherwise modified its Certificate of Incorporation or Bylaws (or similar organizational document);

                  (b) issued or sold or authorized for issuance or sale, or granted any options or warrants or amended or modified in any respect any previously granted option or warrant or made other agreements (other than this Agreement) of the type referred to in Section 3.4 with respect to, any shares of its capital stock or any other of its securities, or altered any term of any of its outstanding securities or made any change in its outstanding shares of capital stock or other ownership interests or its capitalization, whether by reason of a reclassification, re capitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise or redeemed, purchased or otherwise acquired any of its or its parent's capital stock or agreed to do any of the foregoing (whether or not legally enforceable);

                  (c) recorded or accrued any item of revenue, except as a result of the provision of services in the ordinary course of business and consistent with prior practice;

                  (d) incurred any indebtedness for borrowed money, entered into any lease that should be capitalized in accordance with GAAP or subjected to any encumbrance or other restriction any of its properties, business or assets except encumbrances or other restrictions that could not reasonably be expected to have a Material Adverse Effect;

                  (e) discharged or satisfied any encumbrance, or paid any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, other than current liabilities shown on Parent Balance Sheet as of December 31, 2000 and current liabilities incurred since that date in the ordinary course of business and consistent with prior practice;

                  (f) sold, transferred, leased to others or otherwise disposed of any material properties or assets or purchased, leased from others or otherwise acquired any material properties or assets except in the ordi nary course of business;

                  (g) canceled or compromised any debt or claim or waived or released any right of substantial value;

                  (h) terminated or received any notice of termination of any contract, lease, license or other agreement or any Governmental License, or suffered any damage, destruction or loss (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect;

                  (i) made any change in the rate of compensation, commission, bonus or other remuneration payable, or paid, agreed, or promised (in writing or otherwise) to pay, provide or modify, conditionally or otherwise, any bonus, extra compensation, pension, severance or vacation pay or any other benefit or perquisite of any other kind, to any director, officer, employee, salesman or agent of Parent or any of its Subsidiaries except in the ordinary course of business consistent with prior practice and pursuant to or in accordance with plans disclosed in Section 3.11(a) of the Parent Disclosure Schedule that were in effect as of December 31, 2000;

                  (j) made any increase in or commitment (whether or not legally enforceable) to increase or communicated any intention to increase any employee benefits, adopted or made any commitment to adopt any additional employee benefit plan or made any contribution, other than regularly scheduled contributions, to any Parent Plan (as defined in Section 3.14(a));

                  (k) lost the employment services of a senior manager or other employee of equal or higher ranking;

                  (l) made any loan or advance to any Person other than travel and other similar routine advances in the ordinary course of business consistent with past practice, or acquired any capital stock or other securities of any other corporation or any ownership interest in any other business enterprise;

                  (m) instituted, settled or agreed to settle any material litigation, action or proceeding before any court or governmental body relating to Parent or its properties or assets;

                  (n) entered into any transaction, contract or commitment other than in the ordinary course of business;

                  (o) changed any accounting practices, policies or procedures utilized in the preparation of Parent Financial Statements (including procedures with respect to revenue recognition, payment of accounts payable or collection of accounts receivable); or

                  (p) entered into any agreement or made any commitment to take any of the types of action described in subparagraphs (a) through (o) of this Section 3.11.

                  SECTION 8.12 TAX MATTERS. (a) Parent represents that, other than as disclosed in Section 3.12(a) of the Parent Disclosure Schedule, Parent has timely filed all United States federal income Tax Returns and all other material Tax Returns required to be filed by it. All such Tax Returns are complete and correct in all material respects (except to the extent a reserve has been established as reflected in the Parent Balance Sheet). Parent has timely paid and discharged all Taxes due in connection with or with respect to the periods or transactions covered by such Tax Returns and has paid all other Taxes as are due, except such as are being contested in good faith by appropriate proceedings (to the extent that any such proceedings are required), and there are no other Taxes that would be due if asserted by a taxing authority, except with respect to which Parent is maintaining reserves unless the failure to do so could not have a Material Adverse Effect. Except as does not involve or would not result in liability to Parent that could have a Material Adverse Effect, (i) there are no tax liens on any assets of Parent; (ii) Parent has not granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax; (iii) no unpaid (or unreserved) deficiencies for Taxes have been claimed, proposed or assessed by any taxing or other governmental authority with respect to Parent; (iv) there are no pending or, to the knowledge of Parent, threatened audits, investigations or claims for or relating to any liability in respect of Taxes of Parent; and (v) Parent has not requested any extension of time within which to file any currently unfiled Tax Returns. The accruals and reserves for Taxes (including deferred taxes) reflected in the Parent Balance Sheet are in all material respects adequate to cover all Taxes accruable through the date thereof (including Taxes being contested) in accordance with GAAP.

                  (b) Parent represents that, other than as disclosed in
Section 3.12(b) of Parent Disclosure Schedule and other than with respect to items the inaccuracy of which could not have a Material Adverse Effect: (i) Parent has not filed or been included in a combined, consolidated or unitary return (or substantial equivalent thereof) of any Person other than Parent;
(ii) Parent is not liable for Taxes of any Person other than Parent, or currently under any contractual obligation to indemnify any Person with respect to Taxes, or a party to any tax sharing agreement or any other agreement providing for payments by Parent with respect to Taxes; (iii) Parent is not a party to any joint venture, partnership or other arrangement or contract which could be treated as a partnership for United States federal income tax purposes; (iv) Parent is not a party to any agreement, contract, arrangement or plan that would result (taking into account the transactions contemplated by this Agreement), separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code; (v) Parent is not a "consenting corporation" under Section 341(f) of the Code or any corresponding provision of state, local or foreign law; and (vi) Parent has not made an election nor is it required to treat any of its assets as owned by another Person for federal income tax purposes or as tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code (or any corresponding provision of state, local or foreign law).

                  SECTION 8.13 RELATIONS WITH EMPLOYEES. (a) Except as set forth in Section 3.13 of the Parent Disclosure Schedule:

                           (i) Parent has satisfactory relationships with its
employees in all material respects.

                           (ii) Parent is and has been in compliance with all
applicable laws respecting employment and employment practices, terms and conditions of employment, and wages and hours, including any law, rule or regulation relating to discrimination, fair labor standards and occupational health and safety, wrongful discharge or violation of the personal rights of employees, former employees or prospective employees, and Parent is not or has not engaged in any unfair labor practices, except to the extent a failure to so comply could not, alone or together with any other failure, have a Material Adverse Effect.

                           (iii) No collective bargaining agreement with
respect to the business of Parent is currently in effect or being negotiated. Parent does not have any obligation to negotiate any such collective bargaining agreement. There are no labor unions representing, purporting to represent or attempting to represent any employee of Parent.

                           (iv) There are no strikes, slowdowns or work
stoppages pending or, to the best of Parent's knowledge, threatened with respect to the employees of Parent, nor has any such strike, slowdown or work stoppage occurred or, to the best of Parent's knowledge, been threatened. There is no representation claim or petition or complaint pending before the National Labor Relations Board or any state or local labor agency and, to the best of Parent's knowledge, no question concerning representation has been raised or threatened respecting the employees of Parent.

                           (v) To the best of Parent's knowledge, no charges
with respect to or relating to the business of Parent are pending before the Equal Employment Opportunity Commission, or any state or local agency responsible for the prevention of unlawful employment practices, which could reasonably be expected to have a Material Adverse Effect.

                  (b) Except as set forth in Section 3.13(b) of Parent Disclosure Schedule, Parent is not a contractor or subcontractor with obligations under any federal, state or local government contract.

                  (c) Except as set forth in Section 3.13(c) of Parent Disclosure Schedule, Parent has not or could not have any material liability, whether absolute or contingent, including any obligations under any of the Parent Plans described in Section 3.14 of the Parent Disclosure Schedule, with respect to any misclassification of a person as an independent contractor rather than as an employee.

                  (d) Section 3.13(d) of Parent Disclosure Schedule contains a complete and correct list of all employment, management or other consulting agreements with any Persons employed or retained by Parent (including independent consultants), complete and correct copies of which have been delivered to the Company.

                  SECTION 8.14 BENEFIT PLANS. (a) As used in this Section 3.14, the following terms have the meanings set forth below.

         "PARENT OTHER BENEFIT OBLIGATION" means an Other Benefit Obligation owed, adopted, or followed by Parent or an ERISA Affiliate of Parent.

         "PARENT PLAN" means all Plans of which Parent or an ERISA Affiliate of Parent is or was a Plan Sponsor, or to which Parent or an ERISA Affiliate of Parent otherwise contributes or has contributed, or in which Parent or an ERISA Affiliate of Parent otherwise participates or has participated. All references to Plans are to Parent Plans unless the context requires otherwise.

         "PARENT VEBA" means a VEBA whose members include employees of Parent or any ERISA Affiliate of Parent.

         "ERISA AFFILIATE" means, with respect to Parent, any other person that, together with Parent, would be treated as a single employer under Code
Section 414.

                  (b) (i) Section 3.14 of Parent Disclosure Schedule contains a complete and accurate list of all Parent Plans, Parent Other Benefit Obligations, and Parent VEBAs, and identifies as such all Parent Plans that are (A) defined benefit Pension Plans, (B) Qualified Plans, (C) Title IV Plans, or (D) Multi-Employer Plans.

                           (ii) Section 3.14 (b)(ii) of Parent Disclosure
Schedule contains a complete and accurate list of (A) all ERISA Affiliates of Parent, and (B) all Plans of which any such ERISA Affiliate is or was a Plan Sponsor, in which any such ERISA Affiliate participates or has participated, or to which any such ERISA Affiliate contributes or has contributed.

                           (iii) Section 3.14 (b)(iii) of Parent Disclosure
Schedule sets forth, for each Multi-Employer Plan, as of its last valuation date, the amount of potential withdrawal liability of Parent and Parent's other ERISA Affiliates, calculated according to information made available pursuant to ERISA Section 4221(e).

                           (iv) Section 3.14(b)(iv) of Parent Disclosure
Schedule sets forth a calculation of the liability of Parent for post-retirement benefits other than pensions, made in accordance with Financial Accounting Statement 106 of the Financial Accounting Standards Board, regardless of whether Parent is required by this Statement to disclose such information.

                           (v) Section 3.14(b)(v) of Parent Disclosure
Schedule sets forth the financial cost of all obligations owed under any Parent Plan or Parent Other Benefit Obligation that is not subject to the disclosure and reporting requirements of ERISA.

                  (c) Parent has delivered to the Company, or will deliver to the Company within ten days of the date of this Agreement:

                           (i) all documents that set forth the terms of each Parent Plan, Parent Other Benefit Obligation, or Parent VEBA and of any related trust, including (A) all plan descriptions and summary plan descriptions of Parent Plans for which Parent is required to prepare, file, and distribute plan descriptions and summary plan descriptions, and (B) all summaries and descriptions furnished to participants and beneficiaries regarding Parent Plans, Parent Other Benefit Obligations, and Parent VEBAs for which a plan description or summary plan description is not required;

                           (ii) all collective bargaining agreements pursuant to which contributions have been made or obligations incurred (including both pension and welfare benefits) by Parent and the ERISA Affiliates of Parent, and all collective bargaining agreements pursuant to which contributions are being made or obligations are owed by such entities;

                           (iii) written description of any Parent Plan or Parent Other Benefit Obligation that is not otherwise in writing;

                           (iv) all registration statements filed with respect to any Parent Plan;

                           (v) all insurance policies purchased by or to provide benefits under any Parent Plan;

                           (vi) all contracts with third party administrators, actuaries, investment managers, consultants, and other independent contractors that relate to any Parent Plan, Parent Other Benefit Obli gation, or Parent VEBA;

                           (vii) all reports submitted within the four years preceding the date of this Agreement by third party administrators, actuaries, investment managers, consultants, or other independent contractors with respect to any Parent Plan, Parent Other Benefit Obligation, or Parent VEBA;

                           (viii) all notifications to employees of their rights under ERISA Section 601 et seq. and Code Section 4980B;

                           (ix) the Form 5500 filed in each of the most recent three plan years with respect to each Parent Plan, including all schedules thereto and the opinions of independent accountants;

                           (x) all notices that were given by Parent or any ERISA Affiliate of Parent or any Parent Plan to the IRS, the PBGC, or any participant or beneficiary, pursuant to statute, within the four years preceding the date of this Agreement, including notices that are expressly mentioned elsewhere in this Section 3.14;

                           (xi) all notices that were given by the IRS, the PBGC, or the Department of Labor to Parent, any ERISA Affiliate of Parent, or any Parent Plan within the four years preceding the date of this Agreement;

                           (xii) with respect to Qualified Plans and VEBAs, the most recent determination letter for each Plan of Parent that is a Qualified Plan; and

                           (xiii) with respect to Title IV Plans, the Form PBGC-1 filed for each of the three most recent plan years.

                  (d) Except as set forth in Section 3.14(d)(vi) of Parent Disclosure Schedule:

                           (i) Parent has performed all of its obligations under all Parent Plans, Parent Other Benefit Obligations, and Parent VEBAs. Parent has made appropriate entries in its financial records and statements for all obligations and liabilities under such Plans, VEBAs, and Obligations that have accrued but are not due.

                           (ii) No statement, either written or oral, has been made by Parent to any Person with regard to any Plan or Other Benefit Obligation that was not in accordance with the Plan or Other Benefit Obligation and that could have an adverse economic consequence to Parent or to the Surviving Corporation.

                           (iii) Parent, with respect to all Parent Plans, Parent Other Benefit Obligations, and Parent VEBAs, is, and each Parent Plan, Parent Other Benefit Obligation, and Parent VEBA is, in full compliance with ERISA, the Code, and other applicable laws including the provisions of such laws expressly mentioned in this Section 3.14, and with any applicable collective bargaining agreement.

                                    (A) No transaction prohibited by ERISA
                  Section 406 and no "prohibited transaction" under Code Section 4975(c) have occurred with respect to any Parent Plan.

                                    (B) Parent has no liability to the IRS with
                  respect to any Plan, including any liability imposed by Chapter 43 of the Code.

                                    (C) Parent has no liability to the PBGC with
                  respect to any Plan or any liability under ERISA Section 502 or Section 4071.

                                    (D) All filings required by ERISA and the
                  Code as to each Plan have been timely filed, and all notices and disclosures to participants required by either ERISA or the Code have been timely provided.

                                    (E) All contributions and payments made or
                  accrued with respect to all Parent Plans, Parent Other Benefit Obligations, and Parent VEBAs are deductible under Code
                  Section 162 or Section 404. No amount, or any asset of any Parent Plan or Parent VEBA, is subject to tax as unrelated business taxable income.

                           (iv) Each Parent Plan can be terminated within thirty days, without payment of any additional contribution or amount and without the vesting or acceleration of any benefits promised by such Plan.

                           (v) Since January 2, 2001 there has been no establishment or amendment of any Parent Plan, Parent VEBA, or Parent Other Benefit Obligation.

                           (vi) No event has occurred or circumstance exists that could result in a material increase in premium costs of Parent Plans and Parent Other Benefit Obligations that are insured, or a material increase in benefit costs of such Plans and Obligations that are self-insured.

                           (vii) Other than claims for benefits submitted by participants or beneficiaries, no claim against, or legal proceeding involving, any Parent Plan, Parent Other Benefit Obligation, or Parent VEBA is pending or, to the knowledge of Parent is threatened.

                           (viii) No Parent Plan is a stock bonus, pension, or profit-sharing plan within the meaning of Code Section 401(a).

                           (ix) Each Qualified Plan of Parent is qualified in form and operation under Code Section 401(a); each trust for each such Plan is exempt from federal income tax under Code Section 501(a). Each Parent VEBA is exempt from federal income tax. No event has occurred or circumstance exists that will or could give rise to disqualification or loss of tax-exempt status of any such Plan or trust.

                           (x) Parent and each ERISA Affiliate of Parent has met the minimum funding standard, and has made all contributions required, under ERISA Section 302 and Code Section 402.

                           (xi)     No Parent Plan is subject to Title IV of
                                    ERISA.

                           (xii) Parent has paid all amounts due to the PBGC pursuant to ERISA Section 4007.

                           (xiii) Neither Parent nor any ERISA Affiliate of Parent has ceased operations at any facility or has withdrawn from any Title IV Plan in a manner that would subject any entity or Parent to liability under ERISA Section 4062(e), Section 4063, or Section 4064.

                           (xiv) Neither Parent nor any ERISA Affiliate of Parent has filed a notice of intent to terminate any Plan or has adopted any amendment to treat a Plan as terminated. The PBGC has not instituted proceedings to treat any Parent Plan as terminated. No event has occurred or circumstance exists that may constitute grounds under ERISA Section 4042 for the termination of, or the appointment of a trustee to administer, any Parent Plan.

                           (xv) No amendment has been made, or is reasonably expected to be made, to any Plan that has required or could require the provision of security under ERISA Section 307 or Code Section 401(a)(29).

                           (xvi) No accumulated funding deficiency, whether or not waived, exists with respect to any Parent Plan; no event has occurred or circumstance exists that may result in an accumulated funding deficiency as of the last day of the current plan year of any such Plan.

                           (xvii) The actuarial report for each Pension Plan of Parent and each ERISA Affiliate of Parent fairly presents the financial condition and the results of operations of each such Plan in accordance with GAAP.

                           (xviii) Since the last valuation date for each Pension Plan of Parent and each ERISA Affiliate of Parent, no event has occurred or circumstance exists that would increase the amount of benefits under any such Plan or that would cause the excess of Plan assets over benefit liabilities (as defined in ERISA Section 4001) to decrease, or the amount by which benefit liabilities exceed assets to increase.

                           (xix) No reportable event (as defined in ERISA
         Section 4043 and in regulations issued thereunder) has occurred.

                           (xx) Parent has no knowledge of any facts or circumstances that may give rise to any liability of Parent, or Surviving Corporation to the PBGC under Title IV of ERISA.

                           (xxi) Neither Parent nor any ERISA Affiliate of Parent has ever established, maintained, or contributed to or otherwise participated in, or had an obligation to maintain, contribute to, or otherwise participate in, any Multi-Employer Plan.

                           (xxii) Neither Parent nor any ERISA Affiliate of Parent has withdrawn from any Multi-Employer Plan with respect to which there is any outstanding liability as of the date of this Agreement. No event has occurred or circumstance exists that presents a risk of the occurrence of any withdrawal from, or the participation, termination, reorganization, or insolvency of, any Multi-Employer Plan that could result in any liability of either the Company, Parent, or the Surviving Corporation to a Multi-Employer Plan.

                           (xxiii) Neither Parent nor any ERISA Affiliate of Parent has received notice from any Multi-Employer Plan that it is in reorganization or is insolvent, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, or that such Plan intends to terminate or has terminated.

                           (xxiv) No Multi-Employer Plan to which Parent or any ERISA Affiliate of Parent contributes or has contributed is a party to any pending merger or asset or liability transfer or is subject to any proceeding brought by the PBGC.

                           (xxv) Except to the extent required under ERISA
         Section 601 et seq. and Code Section 4980B, Parent does not provide health or welfare benefits for any retired or former employee nor is it obligated to provide health or welfare benefits to any active employee following such employee's retirement or other termination of service.

                           (xxvi) Parent has the right to modify and terminate benefits to retirees (other than pensions) with respect to both retired and active employees.

                  (xxvii) Parent has complied with the provisions of ERISA
         Section 601 et seq. and Code Section 4980B.

                           (xxviii) No payment that is owed or may become due to any director, officer, employee, or agent of Parent will be non-deductible to Parent or subject to tax under Code Section 280G or
         Section 4999; nor will Parent be required to "gross up" or otherwise compensate any such person because of the imposition of any excise tax on a payment to such person.

                           (xxix) The consummation of the Merger will not result in the payment, vesting, or acceleration of any benefit.

                  SECTION 8.15 TITLE TO PROPERTIES. Except as set forth in
Section 3.15 of Parent Disclosure Schedule, each of Parent and its Subsidiaries has good and indefeasible title to all of its properties and assets, free and clear of all encumbrances, except liens for taxes not yet due and payable and such encumbrances or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which could not reasonably be expected to have a Material Adverse Effect, and except for encumbrances which secure indebtedness reflected in Parent Balance Sheet.

                  SECTION 8.16 COMPLIANCE WITH LAWS; LEGAL PROCEEDINGS. (a) Neither Parent nor any of its Subsidiaries is in violation of, or in default with respect to, any applicable statute, regulation, ordinance, writ, injunction, order, judgment, decree or any Governmental License, including any federal state or local law regarding or relating to trespass or violations of privacy rights, which violation or default could reasonably be expected to have a Material Adverse Effect.

                  (b) Except as set forth in Section 3.13(b) of the Parent Disclosure Schedule, there is no order, writ, injunction, judgment or decree outstanding and no legal, administrative, arbitration or other governmental proceeding or investigation pending or, to the best of Parent's knowledge, threatened, and there are no claims (including unasserted claims of which Parent is aware) against Parent or Merger Sub or any of their respective properties, assets or businesses. There is no legal, administrative or other governmental proceeding or investigation pending or, to the best of the knowledge of Parent, threatened against the Parent or its Subsidiaries or any of their directors or officers, as such, that relate to this Agreement, the Merger or the other transactions contemplated hereby. None of the items listed in Section 3.16(b) of Parent Disclosure Schedule could reasonably be expected to have a Material Adverse Effect. Parent has not been a defendant (either originally, by counter-claim or impleading) in any legal proceedings which have either been filed in the past two (2) fiscal years or are currently pending (all as set forth in Section 3.16(b) of Parent Disclosure Schedule). Except as set forth in Section 3.16(b) of Parent Disclosure Schedule, none of the legal proceedings set forth in Section 3.16(b) of Parent Disclosure Schedule has had or, to the best of Parent's knowledge, will have a Material Adverse Effect.

                  SECTION 8.17 BROKERS. Except as set forth in Section 3.17 of Parent Disclosure Schedule, no broker, finder or investment advisor acted directly or indirectly as such for Parent, Merger Sub or any shareholder of Parent in connection with this Agreement or the Merger, and no broker, finder, investment advisor or other Person is entitled to any fee or other commission, or other remuneration, in respect thereof based in any way on any action, agreement, arrangement or understanding taken or made by or on behalf of Parent, Merger Sub or any shareholder of Parent.

                  SECTION 8.18 INTELLECTUAL PROPERTY. (a) Parent owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trade names, service marks, copyrights, and any applications therefor, technology, know-how, computer software programs or applications, and tangible or intangible proprietary information or material that are used in the business of Parent as currently conducted, except as could not reasonably be expected to have a Material Adverse Effect.

                  (b) Except as disclosed in Section 3.18(b) of Parent Disclosure Schedule or as could not reasonably be expected to have a Material Adverse Effect: (i) Parent is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in violation of any licenses, sublicenses and other agreements as to which Parent is a party and pursuant to which Parent is authorized to use any patents, trademarks, service marks or copyrights owned by others ("PARENT THIRD-PARTY INTELLECTUAL PROPERTY RIGHTS"); (ii) No claims with respect to the patents, registered and material unregistered trademarks and service marks, registered copyrights, trade names and any applications therefor owned by Parent or Merger Sub (the "PARENT INTELLECTUAL PROPERTY RIGHTS"), any trade secret material to Parent, or Parent Third Party Intellectual Property Rights to the extent arising out of any use, reproduction or distribution of Parent Third Party Intellectual Property Rights by or through Parent, are currently pending or, to the best of Parent's knowledge, have been threatened by any Person; or (iii) Parent does not know of any valid grounds for any BONA FIDE claims (1) to the effect that the sale, licensing or use of any product or service as now sold, licensed or used, or proposed for sale, license or use by Parent infringes on any copyright, patent, trademark, service mark or trade secret; (2) against the use by Parent of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications used in the business of Parent as currently conducted or as proposed to be conducted; (3) challenging the ownership, validity or effectiveness of any of Parent Intellectual Property Rights or other trade secret material to Parent; or (4) challenging the license or legally enforceable right to use of Parent Third Party Intellectual Rights by Parent.

                  (c) To the best of Parent's knowledge, there is no material unauthorized use, infringement or misappropriation of any of Parent Intellectual Property Rights by any third party, including any employee or former employee of Parent.

                  SECTION 8.19 INSURANCE. Except as set forth in Section 3.19 of the Parent Disclosure Schedule, all material fire and casualty, general liability, business interruption, product liability and other insurance policies maintained by Parent are with reputable insurers, provide adequate coverage for all normal risks incident to Parent's assets, properties and business operations and are in character and amount at least equivalent to that carried by Persons engaged in a business subject to the same or similar perils or hazards.

                  SECTION 8.20 CONTRACTS; ETC. (a) Set forth on Section 3.20 of Parent Disclosure Schedule is a complete and correct list of each of the following agreements, leases and other instruments, both oral and written, to which Parent is a party or by which Parent or its properties or assets are bound:

                  (i) each service or other similar type of agreement under which services are provided by any other Person to Parent which is material to the business of Parent taken as a whole;

                  (ii) each agreement that restricts the operation of the business of Parent or the ability of Parent to solicit customers or employees;

                  (iii) each operating lease (as lessor, lessee, sublessor or sublessee) that is material to Parent taken as a whole of any real or tangible personal property or assets;

                  (iv) each agreement under which services are provided by Parent to any material customer;

                  (v) each agreement (including capital leases) under which any money has been or may be borrowed or loaned or any note, bond, indenture or other evidence of indebtedness has been issued or assumed (other than those under which there remain no ongoing obligations of Parent), and each guaranty of any evidence of indebtedness or other obligation, or of the net worth, of any Person (other than endorsements for the purpose of collection in the ordinary course of business);

                  (vi)     each partnership, joint venture or similar agreement;

                  (vii) each agreement containing restrictions with respect to the payment of dividends or other distributions in respect of Parent's capital stock;

                  (viii) each agreement to make unpaid capital expenditures in excess of $25,000;

                  (ix) each agreement providing for accelerated or special payments as a result of the Merger, including any shareholder rights plan or other instrument commonly referred as a "poison pill."

A complete and correct copy of each written agreement, lease or other type of document, and a true, complete and correct summary of each oral agreement, lease or other type of document, required to be disclosed pursuant to this
Section 3.20(a) has been previously delivered to the Company.

                  (b) Each agreement, lease or other type of document required to be disclosed pursuant to Sections 3.13, 3.14 or 3.20(a) to which Parent is a party or by which Parent or its properties or assets are bound (collectively, the "Parent Contracts"), except those Parent Contracts the loss of which could reasonably be expected to not have a Material Adverse Effect, is valid, binding and in full force and effect and is enforceable by Parent in accordance with its terms. Parent is not (with or without the lapse of time or the giving of notice, or both) in breach of or in default under any of the Parent Contracts, and, to the best of Parent's knowledge, no other party to any of the Parent Contracts is (with or without the lapse of time or the giving of notice, or both) in breach of or in default under any of the Parent Contracts, where such breach or default could reasonably be expected to have a Material Adverse Effect. No existing or completed agreement to which Parent is a party is subject to renegotiation with any governmental body.

                  SECTION 8.21 PERMITS, AUTHORIZATIONS, ETC. Section 3.21 of Parent Disclosure Schedule sets forth all Governmental Licenses and each other material approval, authorization, consent, license, certificate, order or other permit of any governmental agencies, whether federal, state, local or foreign, necessary to enable Parent and each of its Subsidiaries to own, operate and lease its properties and assets as and where such properties and assets are owned, leased or operated and to provide service and carry on its business as presently provided and con ducted (collectively, the "PARENT PERMITS") or required to permit the continued conduct of such business following the Merger in the manner conducted on the date of this Agreement (indicating in each case whether or not the consent of any Person is required for the consummation of the transactions contemplated hereby). Parent and its Subsidiaries have all necessary Parent Permits of all governmental agencies, whether federal, state, local or foreign, all of which are valid and in good standing with the issuing agencies and not subject to any proceedings for suspension, modification or revocation, except for such Parent Permits which could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 8.22 ENVIRONMENTAL MATTERS. (a) Parent and each of its Subsidiaries has obtained all Environmental Permits that are required for the lawful operation of its business except for such Environmental Permits the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect. Parent and its Subsidiaries (i) are in compliance with all terms and conditions of their Environmental Permits and are in compliance with and not in default under any applicable Environmental Law, except for such failure to be in compliance that could not reasonably be expected to have Material Adverse Effect, and (ii) have not received written notice of any material violation by or material claim against Parent under any Environmental Law.

                  (b) There have been no Releases or threatened Releases of any Hazardous Substances (i) into, on or under any of the properties owned or operated (or formerly owned or operated) by Parent or any such Subsidiary in such a way as to create any liability (including the costs of investigation or remediation) under any applicable Environmental Law that could reasonably be expected to have a Material Adverse Effect.

                  (c) Parent has not been identified as a potentially responsible party at any federal or stated National Priority List
("superfund") site.

                  SECTION 8.23 PARENT ACQUISITIONS. Section 3.23 of Parent Disclosure Schedule hereto contains a complete and correct list of all agreements ("PARENT ACQUISITION AGREEMENTS") executed by Parent pursuant to which Parent has acquired or agreed to acquire all or any part of the stock or assets (including any customer list) of any Person. A complete and correct copy of each of the Parent Acquisition Agreements has been delivered to the Company. Parent does not have any further obligation or liability under any of the Parent Acquisition Agreements or as a result of the transactions provided for therein, except as described in reasonable detail in Section
3.23 of Parent Disclosure Schedule.

                  SECTION 8.24 BOOKS AND RECORDS. All accounts, books, ledgers and official and other records prepared and kept by Parent and Merger Sub have been properly kept and completed in all material respects, and there are no material inaccuracies or discrepancies contained or reflected therein. Such records of Parent and Merger Sub are located at Parent's offices in Oklahoma City and Norman, Oklahoma.

                  SECTION 8.25 INTERESTED PARTY TRANSACTIONS. Except as set forth in Section 3.25 of Parent Disclosure Schedule, since January 1, 1999, no event has occurred that would be required to be reported as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-B promulgated by the SEC.

                  SECTION 8.26 OPINION OF FINANCIAL ADVISOR. Parent has not been advised by a financial advisor regarding, as of the date hereof, the fairness of the Merger Consideration from a financial point of view to Parent's shareholders.

                  SECTION 8.27 REGISTRATION STATEMENT; PROXY
STATEMENT/PROSPECTUS. Subject to the accuracy of the representations of the Company in Section 2.27, the registration statement (the "REGISTRATION STATEMENT") pursuant to which the Parent Common Stock to be issued in the Merger will be registered with the SEC shall not at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The information with respect to Parent and its officers, directors, shareholders and other Affiliates (collectively, the "PARENT INFORMATION") included in the Proxy Statement/Prospectus will not, on the date the Proxy Statement/Prospectus (or any amendment thereof or supplement thereto) is first mailed to stockholders or at the time of the Parent Stockholders Meeting, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or shall omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which it shall be omitted, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Parent Stockholders Meeting which has become false or misleading. If at any time prior to the Effective Time any event relating to Parent or any of its respective Affiliates, officers or directors should be discovered by Parent which should be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement/Prospectus, Parent shall promptly inform the Company. The Proxy Statement/Prospectus shall comply in all material respects with the requirements of the Securities Act and the Exchange Act. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to any Company Information which is contained or incorporated by reference in, or furnished in connection with the preparation of, the Registration Statement or the Proxy Statement/Prospectus.

                  SECTION 8.28 BANK ACCOUNTS AND POWERS OF ATTORNEY. Section
3.28 of Parent Disclosure Schedule sets forth the name of each bank in which Parent has an account, lock box or safe deposit box, the number of each such account, lock box or safe deposit box and the names of the Persons authorized to draw thereon or have access thereto. Except as set forth on Section 3.28 of Parent Disclosure Schedule, no Person holds any power of attorney from Parent.

                  SECTION 8.29 CERTAIN PAYMENTS. Neither Parent, Merger Sub nor any director, officer, agent, or employee thereof, or to the knowledge of Parent, any other Person associated with or acting for or on behalf of Parent, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of Parent or any affiliate of Parent, or (iv) in violation of any legal requirement, or (b) established or maintained any fund or asset that has not been recorded in the books and records of Parent.

                  SECTION 8.30 CUSTOMERS; CUSTOMER RELATIONSHIPS. Section
3.30 of Parent Disclosure Schedule sets forth a complete list of the 10 largest clients and customers of Parent in each of the years ended December 31, 2000 and 1999, including the amounts they paid to Parent in such years. To the knowledge of Parent, there are no facts or circumstances that are likely to result in the loss of any such client or customer of Parent or a material change in the relationship of Parent with any such client or customer.

                  SECTION 8.31 OWNERSHIP OF MERGER SUB; NO PRIOR ACTIVITIES.
(a) Merger Sub is a direct, wholly-owned subsidiary of Parent and was formed solely for the purpose of engaging in the transactions contemplated by this Agreement.

                  (b) As of the date hereof and the Effective Time, expect for obligations or liabilities incurred in connection with its incorporation or organization and the transactions contemplated by this Agreement and expect for this Agreement and any other agreements or arrangements contemplated by this Agreement, Merger Sub has not and will not have incurred, directly or indirectly, through any subsidiary or affiliate, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

                                   ARTICLE IX

                     CONDUCT OF BUSINESS PENDING THE MERGER

                  SECTION 9.1 CONDUCT OF BUSINESS BY THE COMPANY PENDING THE MERGER. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, the Company covenants and agrees that, unless Parent shall otherwise agree in writing, the Company shall conduct its business only in, and shall not take any action except in, the ordinary course of business and in a manner consistent with past practice; and the Company shall use reasonable commercial efforts to preserve substantially intact the business organization of the Company, to keep available the services of the present officers, employees, agents and consultants of the Company and to preserve the present relationships of the Company with customers, suppliers and other Persons with which the Company has significant business relations. By way of amplification and not limitation, except as contemplated by this Agreement, Company shall not, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, directly or indirectly do, or propose to do, any of the following without the prior written consent of Parent:

                  (a) amend or otherwise change the Company's Articles of Incorporation or Bylaws;

                  (b) issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, without limitation, any phantom interest) in the Company or any of its Affiliates;

                  (c) sell, transfer, lease to others or otherwise dispose of or subject to any encumbrance any material assets or properties of the Company or purchase, lease from others or otherwise acquire any material assets or properties (except for (i) purchases or sales of assets in the ordinary course of business and in a manner consistent with past practice, (ii) dispositions of obsolete or worthless assets, and (iii) purchases or sales of immaterial assets not in excess of $20,000);

                  (d) (i) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any of its capital stock, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (iii) amend the terms or change the period of exercisability of, purchase, repurchase, redeem or otherwise acquire, or permit any Person to purchase, repurchase, redeem or otherwise acquire, any of its securities, including shares of Company Common Stock or Preferred Stock or any option, warrant or right, directly or indirectly, to acquire shares of Company Common Stock or Preferred Stock;

                  (e) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof; (ii) incur any indebtedness for borrowed money, except for borrowings and reborrowing under the Company's existing credit facilities or issue any debt securities or assume, guarantee or endorse or otherwise as an accommodation become responsible for, the obligations of any Person, or make any loans or advances, except in the ordinary course of business consistent with past practice; (iii) authorize any capital expenditures or purchases of fixed assets which are, in the aggregate, in excess of the amount set forth in Section 4.1 of the Company Disclosure Schedule for the Company; or (iv) enter into or amend any contract, agreement, commitment or arrangement to effect any of the matters prohibited by this Section 4.1(e);

                  (f) make any change in the rate of compensation, commission, bonus or other remuneration payable, or pay or agree or promise to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to any director, officer, employee, salesman or agent of the Company except in the ordinary course of business consistent with prior practice and pursuant to or in accordance with plans disclosed in Section 2.14(a) of the Company Disclosure Schedule that were in effect as of the date of this Agreement or make any increase in or commitment to increase any employee benefits, adopt or make any commitment to adopt any additional employee benefit plan or make any contribution, other than regularly scheduled contributions, to any Employee Benefit Plan;

                  (g) take any action to change accounting practices, policies or procedures (including procedures with respect to revenue recognition, payments of accounts payable or collection of accounts receivable);

                  (h) make any material tax election inconsistent with past practice or settle or compromise any material federal, state, local or foreign Tax liability or agree to an extension of a statute of limitations, except to the extent the amount of any such settlement has been reserved for in the Company Financial Statements;

                  (i) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise), other than the payment, discharge or satisfaction when due, in the ordinary course of business and consistent with past practice of liabilities reflected or reserved against in the Company Financial Statements or incurred after December 31, 2000 in the ordinary course of business and consistent with past practice;

                  (j) enter into any transaction, contract or commitment other than in the ordinary course of business; or

                  (k) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.1(a) through (j) above, or any action which would make any of the representations or warranties of the Company contained in this Agreement untrue or incorrect or prevent the Company from performing or cause the Company not to perform its covenants herein.

                  SECTION 9.2 CONDUCT OF BUSINESS BY PARENT PENDING THE MERGER. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Parent covenants and agrees that, except as set forth in Section 4.2 of the Parent Disclosure Schedule or unless the Company shall otherwise agree in writing, Parent shall conduct its business, and cause the businesses of its Subsidiaries to be conducted, in the ordinary course of business and consistent with past practice, other than actions taken by Parent or Merger Sub or Parent's other Subsidiaries in contemplation of the Merger, and shall not directly or indirectly do, or cause or allow any of Parent's Subsidiaries to do or propose to do, or propose to do, any of the following without the prior written consent of the Company:

                  (a) amend or otherwise change Parent's Certificate of Incorporation or Bylaws;

                  (b) issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, without limitation, any phantom interest) in Parent, Merger Sub or any of their Affiliates, except for the issuance of shares of Parent Common Stock issuable upon the exercise of the Stock Options and Warrants and other commitments listed in Section 3.2 of the Parent Disclosure Schedule;

                  (c) sell, transfer, lease to others or otherwise dispose of or subject to any encumbrance any material assets or properties owned by it or purchase, lease from others or otherwise acquire any material assets or properties (except for (i) purchases or sales of assets in the ordinary course of business and in a manner consistent with past practice, (ii) dispositions of obsolete or worthless assets, and (iii) purchases or sales of immaterial assets not in excess of $20,000);

                  (d) (i) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any of its capital stock, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (iii) amend the terms or change the period of exercisability of, purchase, repurchase, redeem or otherwise acquire, or permit any Person to purchase, repurchase, redeem or otherwise acquire, any of its securities, including shares of Parent Common Stock or any option, warrant or right, directly or indirectly, to acquire shares of Parent Common Stock;

                  (e) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof; (ii) incur any indebtedness for borrowed money, except for borrowings and reborrowing under its existing credit facilities or issue any debt securities or assume, guarantee or endorse or otherwise as an accommodation become responsible for, the obligations of any Person, or make any loans or advances, except in the ordinary course of business consistent with past practice;
         (iii) authorize any capital expenditures or purchases of fixed assets which are, in the aggregate, in excess of the amount set forth in
         Section 4.2 of the Parent Disclosure Schedule for Parent and its Subsidiaries taken as a whole; or (iv) enter into or amend any contract, agreement, commitment or arrangement to effect any of the matters prohibited by this Section 4.2(e);

                  (f) make any change in the rate of compensation, commission, bonus or other remuneration payable, or pay or agree or promise to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to any director, officer, employee, salesman or agent of Parent or its Subsidiaries except in the ordinary course of business consistent with prior practice and pursuant to or in accordance with plans disclosed in Section 3.14(a) of Parent Disclosure Schedule that were in effect as of the date of this Agreement or make any increase in or commitment to increase any employee benefits, adopt or make any commitment to adopt any additional employee benefit plan or make any contribution, other than regularly scheduled contributions, to any Employee Benefit Plan;

                  (g) take any action to change accounting practices, policies or procedures (including procedures with respect to revenue recognition, payments of accounts payable or collection of accounts receivable);

                  (h) make any material tax election inconsistent with past practice or settle or compromise any material federal, state, local or foreign Tax liability or agree to an extension of a statute of limitations, except to the extent the amount of any such settlement has been reserved for in Parent Financial Statements;

                  (i) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise), other than the payment, discharge or satisfaction when due, in the ordinary course of business and consistent with past practice of liabilities reflected or reserved against in Parent Financial Statements or incurred after December 31, 2000, in the ordinary course of business and consistent with past practice;

                  (j) enter into any transaction, contract or commitment other than in the ordinary course of business; or

                  (k) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.1(a) through (j) above, or any action which would make any of the representations or warranties of Parent contained in this Agreement untrue or incorrect or prevent Parent and Merger Sub from performing or cause Parent and Merger Sub not to perform its covenants herein.

                                    ARTICLE X

                              ADDITIONAL AGREEMENTS

                  SECTION 10.1 PROXY STATEMENT/PROSPECTUS; REGISTRATION STATEMENT. As promptly as practicable after the execution of this Agreement, and after the furnishing by the Company and Parent of all information required to be contained therein (which each agrees to do as promptly as practicable after the date hereof), Parent shall file with the SEC a Registration Statement on Form S-4 (or on such other form as shall be appropriate), which shall include the Proxy Statement/Prospectus relating to the adoption of this Agreement and approval of the transactions contemplated in this Agreement by the shareholders of Parent and shall use all reasonable efforts to cause the Registration Statement to become effective as soon thereafter as practicable. The Proxy Statement/Prospectus shall include the unanimous recommendation of the Board of Directors of the Company in favor of the Merger and such recommendation shall not be withdrawn, modified or changed in a manner adverse to Company.

                  SECTION 10.2 SHAREHOLDER APPROVAL. The Company Shareholders by execution of this Agreement hereby approve the Merger in all respects as contemplated in this Agreement. Parent shall call the Parent Stockholders Meeting as promptly as practicable for the purpose of voting upon the approval of the Merger, and Parent shall use its reasonable best efforts to hold the Parent Stockholders Meeting as soon as practicable after the date on which the Registration Statement becomes effective. Parent shall solicit from its shareholders proxies in favor of approval of the Merger and this Agreement, shall take all other reasonable action necessary or advisable to secure the vote or consent of stockholders in favor of such approval and shall not take any action that could reasonably be expected to prevent the vote or consent of shareholders in favor of such approval.

                  SECTION 10.3 ACCESS TO INFORMATION; CONFIDENTIALITY. Upon reasonable notice and subject to restrictions contained in confidentiality agreements to which such party is subject (from which such party shall use reasonable efforts to be released), the Company and Parent shall each (and shall cause each of their Subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives of the other reasonable access, during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records and, during such period, the Company and Parent each shall (and shall cause each of their Subsidiaries to) furnish promptly to the other all information concerning its business, properties and personnel as such other party may reasonably request, and each shall make available to the other the appropriate individuals (including attorneys, accountants and other professionals) for discussion of the other's business, properties and personnel as either Parent or the Company may reasonably request. Each party shall keep such information confidential.

                  SECTION 10.4 CONSENTS; APPROVALS. The Company and Parent shall each use their reasonable best efforts to obtain all consents, waivers, approvals, authorizations or orders (including, without limitation, all United States and foreign governmental and regulatory rulings and approvals), and the Company and Parent shall make all filings (including, without limitation, all filings with United States and foreign governmental or regulatory agencies) required in connection with the authorization, execution and delivery of this Agreement by the Company and Parent and the consummation by them of the transactions contemplated hereby. The Company and Parent shall furnish all information required to be included in the Proxy Statement/Prospectus or for any application or other filing to be made pursuant to the rules and regulations of any United States or foreign governmental body in connection with the transactions contemplated by this Agreement.

                  SECTION 10.5 AGREEMENTS WITH RESPECT TO AFFILIATES. Upon execution of this Agreement, the Company shall deliver to Parent a letter (the "Affiliate Letter") identifying all Persons who are, on the Effective Date anticipated to be "Affiliates" of the Company for purposes of Rule 145 under the Securities Act ("RULE 145"). The Company shall use its reasonable best efforts to cause each Person who is identified as an "affiliate" in the Affiliate Letter to deliver to Parent, on or before filing of the definitive Proxy Statement/Prospectus with the SEC a written agreement (an "Affiliate Agreement") in connection with restrictions on Affiliates under Rule 145 in form mutually agreeable to the Company and Parent.

                  SECTION 10.6 INDEMNIFICATION AND INSURANCE. (a) The Bylaws and Articles of Incorporation of the Surviving Corporation shall contain the provisions with respect to indemnification set forth in the Bylaws and Articles of Incorporation of the Company, which provisions shall not be amended, repealed or otherwise modified for a period of three years from the Effective Time in any manner that would adversely affect the rights thereunder as of the Effective Time of individuals who at the Effective Time were directors or officers of the Company, unless such modification is required after the Effective Time by law.

                  (b) The Surviving Corporation shall, to the fullest extent permitted under applicable law or under the Surviving Corporation's Articles of Incorporation or Bylaws, indemnify and hold harmless each present and former director or officer of the Company (collectively, the "INDEMNIFIED PARTIES") against any costs or expenses (including reasonable attorneys'
fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (collectively, "ACTIONS"), (x) arising out of or pertaining to the transactions contemplated by this Agreement, or (y) otherwise with respect to any acts or omissions occurring at or prior to the Effective Time, to the same extent as provided in the Company's Articles of Incorporation or Bylaws or any applicable contract or agreement as in effect on the date hereof, in each case for a period of three years after the Effective Time; PROVIDED, HOWEVER, that, in the event that any claim or claims for indemnification are asserted or made within such three-year period, all rights to indemnification in respect of any such claim or claims shall continue until the disposition of any and all such claims. In the event of any such Action (whether arising before or after the Effective Time), the Indemnified Parties shall promptly notify the Surviving Corporation in writing, and the Surviving Corporation shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Parties. The Indemnified Parties shall have the right to employ separate counsel in any such Action and to participate in (but not control) the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Parties unless (a) the Surviving Corporation has agreed to pay such fees and expenses, (b) the Surviving Corporation shall have failed to assume the defense of such Action or (c) the named parties to any such Action (including any impleaded parties) include both the Surviving Corporation and the Indemnified Parties and such Indemnified Parties shall have been reasonably advised in writing by counsel that there may be one or more legal defenses available to the Indemnified Parties which are in conflict with those available to the Surviving Corporation. In the event such Indemnified Parties employ separate counsel at the expense of the Surviving Corporation pursuant to clauses (b) or (c) of the previous sentence, (i) any counsel retained by the Indemnified Parties for any period after the Effective Time shall be reasonably satisfactory to the Surviving Corporation; (ii) the Indemnified Parties as a group may retain only one law firm to represent them in each applicable jurisdiction with respect to any single Action unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties, in which case each Indemnified Party with respect to whom such a conflict exists (or group of such Indemnified Parties who among them have no such conflict) may retain one separate law firm in each applicable jurisdiction; (iii) after the Effective Time, the Surviving Corporation shall pay the reasonable fees and expenses of such counsel, promptly after statements therefor are received; and (iv) the Surviving Corporation will cooperate in the defense of any such Action. The Surviving Corporation shall not be liable for any settlement of any such Action effected without its written consent.

                  (c) The provisions of this Section 5.6 shall survive the consummation of the Merger at the Effective Time, are intended to benefit the Company, the Surviving Corporation and the Indemnified Parties, shall be binding on all successors and assigns of the Surviving Corporation and shall be enforceable by the Indemnified Parties.

                  SECTION 10.7 NOTIFICATION OF CERTAIN MATTERS. The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty contained in this Agreement to be materially untrue or inaccurate, or (ii) any failure of the Company, Parent or Merger Sub, as the case may be, materially to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; PROVIDED, HOWEVER, that the delivery of any notice pursuant to this Section
5.7 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice; and PROVIDED FURTHER that failure to give such notice shall not be treated as a breach of covenant for the purposes of Sections 6.2(b) or 6.3(b) unless the failure to give such notice results in material prejudice to the other party.

                  SECTION 10.8 FURTHER ACTION/TAX TREATMENT. Upon the terms and subject to the conditions hereof, each of the parties hereto shall use all commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and otherwise to satisfy or cause to be satisfied all conditions precedent to its obligations under this Agreement. The foregoing covenant shall not include any obligation by Parent to agree to divest, abandon, license or take similar action with respect to any assets (tangible or intangible) of Parent or the Company. Each of Parent, Merger Sub and the Company shall use its commercially reasonable efforts to cause the Merger to qualify, and will not (both before and after consummation of the Merger) take any actions which to its knowledge could reasonably be expected to prevent the Merger from qualifying, as a reorganization under the provisions of Section 368 of the Code.

                  SECTION 10.9 PUBLIC ANNOUNCEMENTS. Parent and the Company shall consult with each other before issuing any press release with respect to the Merger or this Agreement and shall not issue any such press release or make any such public statement without the prior consent of the other party, which shall not be unreasonably withheld; PROVIDED, HOWEVER, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may upon the advice of counsel be required by law if it has used all reasonable efforts to consult with the other party.

                  SECTION 10.10 CONVEYANCE TAXES. Parent and the Company shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees, and any similar taxes which become payable in connection with the transactions contemplated hereby that are required or permitted to be filed on or before the Effective Time and the Surviving Corporation shall be responsible for the payment of all such taxes and fees.

                  SECTION 10.11 NO SOLICITATION. Upon execution of this Agreement, Parent, the Company and the Company Shareholders do not have, or shall immediately terminate, any discussions with any third party concerning an Alternative Acquisition (as defined below). From and after the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Parent, the Company and the Company Shareholders shall not, and shall not permit any officer, director, employee, affiliate, investment banker or other agent or other representative of Parent or the Company to, directly or indirectly, other than in connection with the performance and consummation of the transactions contemplated in this Agreement, (1) solicit, engage in discussions or negotiate with any Person (whether such discussions or negotiations are initiated by Parent or the Company, such other Person or otherwise) or take any other action intended or designed to facilitate the efforts of any Person relating to the possible acquisition of the Company or Parent (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or any material portion of its or their capital stock or assets (with any such efforts by any such Person, including a firm proposal to make such an acquisition, being referred to as an "ALTERNATIVE ACQUISITION"), (2) provide information with respect to Parent or the Company to any Person relating to a possible Alternative Acquisition by any Person, (3) enter into an agreement with any Person providing for a possible Alternative Acquisition, or (4) make or authorize any statement, recommendation or solicitation in support of any possible Alternative Acquisition by any Person.

                  SECTION 10.12 INCENTIVE PLAN. Parent and the Company agree that on or before March 31, 2002, but effective December 31, 2001, Parent shall issue and deliver to The Capella Group, Inc. IMR 2001 Bonus Plan (the "IMR PLAN") the number of shares of Parent Common Stock equal to the lesser of (i) 25,000 shares of Parent Common Stock or (ii) one share of Parent Common Stock for each $4.00 of Adjusted Income Before Taxes in excess of $2,500,000. Parent shall take the necessary steps to cause the shares of Parent Common Stock issued to the IMR Plan be registered for issuance under the Securities Act.

                  SECTION 10.13 DESIGNATION OF PARENT COMMON STOCK. Parent shall use its best efforts to cause the shares of Parent Common Stock to be issued in the Merger and pursuant to this Agreement to be designated, upon official notice of issuance, on Nasdaq SmallCap Market prior to the Effective Time.

                                   ARTICLE XI

                            CONDITIONS TO THE MERGER

                  SECTION 11.1 CONDITIONS TO OBLIGATION OF EACH PARTY TO EFFECT THE MERGER. The respective obligations of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

                  (a) EFFECTIVENESS OF THE REGISTRATION STATEMENT. The Registration Statement shall have been declared effective by the SEC under the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceedings for that purpose and no similar proceeding in respect of the Proxy Statement/Prospectus shall have been initiated or threatened by the SEC.

                  (b) APPROVAL OF SHAREHOLDERS OF PARENT. The shareholders of Parent shall have approved the Merger.

                  (c) GOVERNMENTAL ACTIONS. There shall not have been instituted, pending or threatened any action or proceeding (or any investigation or other inquiry that might result in such an action or proceeding) by any governmental authority or administrative agency before any governmental authority, administrative agency or court of competent jurisdiction, domestic or foreign, nor shall there be in effect any judgment, decree or order of any governmental authority, administrative agency or court of competent jurisdiction, or any other legal restraint (i) preventing or seeking to prevent consummation of the Merger, (ii) prohibiting or seeking to prohibit or limiting or seeking to limit Parent from exercising all material rights and privileges pertaining to its ownership of the Surviving Corporation or the ownership or operation by Parent or any of its Subsidiaries of all or a material portion of the business or assets of Parent or Merger Sub, or (iii) compelling or seeking to compel Parent or Merger Sub to dispose of or hold separate all or any material portion of the business or assets of Parent or the Surviving Corporation, as a result of the Merger or the transactions contemplated by this Agreement.

                  (d) ILLEGALITY. No statute, rule, regulation or order shall be enacted, entered, enforced or deemed applicable to the Merger which makes the consummation of the Merger illegal.

                  (e) DESIGNATION. The shares of Parent Common Stock issuable in the Merger and pursuant to this Agreement shall have been designated on the Nasdaq SmallCap Market upon official notice of issuance.

                  (f) AMENDMENT OF THE PRECIS/FORESIGHT MERGER AGREEMENT. Parent, Foresight, Inc., Paul A. Kruger and Mark R. Kidd shall have executed the Third Amendment of Agreement and Plan of Merger, attached to this Agreement as Exhibit C, amending the Agreement and Plan of Merger dated March 21, 2000.

                  SECTION 11.2 ADDITIONAL CONDITIONS TO OBLIGATIONS OF PARENT AND MERGER SUB. The obligations of Parent and Merger Sub to effect the Merger are also subject to the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company and the Company Shareholders contained in this Agreement and in the Company Disclosure Schedule shall be true and correct in all respects on and as of the Effective Time with the same force and effect as if made on and as of the Effective Time, except for
         (i) changes contemplated by this Agreement, (ii) those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date, subject to clause (iii)), or (iii) where the failure to be true and correct would not reasonably be expected to have a Material Adverse Effect, and Parent and Merger Sub shall have received a certificate dated as of the Closing to such effect signed by the Chief Executive Officer of the Company;

                  (b) AGREEMENTS AND COVENANTS. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing, and Parent and Merger Sub shall have received a certificate dated as of the Closing to such effect signed by the Chief Executive Officer of the Company;

                  (c) CONSENTS OBTAINED. All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company for the authorization, execution and delivery of this Agreement, the consummation by it of the transactions contemplated hereby and the continuation in full force and effect of any and all material rights, documents, agreements or instruments of the Company shall have been obtained and made by the Company, except where the failure to receive such consents, waivers, approvals, authorizations or orders would not reasonably be expected to have a Material Adverse Effect on the Parent;

                  (d) INTERIM RESULTS OF OPERATIONS. The Company's results of operations for the period commencing on January 1, 2001 and ending on the date on which the shareholders of Parent approve this Agreement shall be substantially the results of operations as projected by the Company for such period as reflected in Company projections furnished to Parent on January 22, 2001 and the Company and the

         Company Shareholders know of no reason that the Company will not substantially achieve or exceed the projected results of operations for the year ending December 31, 2001.

                  (e) EMPLOYMENT AGREEMENTS. Parent and the Surviving Corporation shall have entered into an Employment Agreement with each of Judith H. Henkels, John F. Luther, Mary L. Kelly, Bobby R. Rhodes and Leland S. Chaffin, Jr., in the forms attached hereto as Exhibits D through H, respectively.

                  (f) TERMINATION OF SHAREHOLDERS' AGREEMENT. The Company and the Company Shareholders who are parties thereto shall have executed and delivered an agreement terminating in all respects the Shareholders' Agreement among the Company and the Company Shareholders, who are individuals, dated February 11, 2000.

                  SECTION 11.3 ADDITIONAL CONDITIONS TO OBLIGATION OF THE COMPANY. The obligation of the Company to effect the Merger is also subject to the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Parent and Merger Sub contained in this Agreement and the Parent Disclosure Schedule shall be true and correct in all respects on and as of the Effective Time with the same force and effect as if made on and as of the Effective Time, except for (i) changes contemplated by this Agreement, (ii) those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date, subject to clause (iii)), or (iii) where the failure to be true and correct could not reasonably be expected to have a Material Adverse Effect, and the Company shall have received a certificate dated as of the Closing to such effect signed by the Chief Executive Officer of Parent;

                  (b) AGREEMENTS AND COVENANTS. Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Effective Time, and the Company shall have received a certificate dated as of the Closing to such effect signed by the Chief Executive Officer of Parent;

                  (c) CONSENTS OBTAINED. All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by Parent or Merger Sub for the authorization, execution and delivery of this Agreement, the consummation by them of the transactions contemplated hereby and the continuation in full force and effect of any and all material rights, documents, agreements or instruments of Parent shall have been obtained and made by Parent and Merger Sub, except where the failure to receive such consents, waivers, approvals, authorizations or orders could not reasonably be expected to have a Material Adverse Effect on Parent.

                  (d) EMPLOYMENT AGREEMENTS. Each of Judith H. Henkels, John F. Luther, Mary L. Kelly, Bobby R. Rhodes and Leland S. Chaffin, Jr. shall have entered into an Employment Agreement with Parent and the Surviving Corporation, in the forms attached hereto as Exhibits D through H, respectively.

                                   ARTICLE XII

                                   TERMINATION

                  SECTION 12.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time, notwithstanding approval thereof by the shareholders of the Company or Parent:

                  (a) by mutual written consent duly authorized by the Boards of Directors of Parent and the Company; or

                  (b) by either Parent or the Company if the Merger shall not have been consummated by September 30, 2001 (provided that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date); or

                  (c) by either Parent or the Company if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued a non-appealable final order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger (provided that the right to terminate this Agreement under this Section 7.1(c) shall not be available to any party who has not complied with its obligations under Section 5.4 and such noncompliance materially contributed to the issuance of any such order, decree or ruling or the taking of such action); or

                  (d) by Parent or the Company if any representation or warranty of the Company, or Parent and Merger Sub, as appropriate, set forth in this Agreement shall be untrue when made, such that the conditions set forth in Sections 6.2(a) or 6.3(a), as the case may be, would not be satisfied (a "TERMINATING MISREPRESENTATION"); PROVIDED, HOWEVER, that, if such Terminating Misrepresentation is curable by the Company or Parent, as the case may be, through the exercise of its commercially reasonable efforts and for so long as the Company or Parent, as the case may be, continues to exercise such reasonable efforts, neither Parent nor the Company, respectively, may terminate this Agreement under this Section 7.1(d); or

                  (e) by Parent if any representation or warranty of the Company shall have become untrue such that the condition set forth in Section 6.2(a) would not be satisfied (a "COMPANY TERMINATING CHANGE"), or by the Company if any representation or warranty of Parent and Merger Sub shall have become untrue such that the condition set forth in Section 6.3(a) would not be satisfied (a "PARENT TERMINATING CHANGE" and together with a Company Terminating Change, a "TERMINATING CHANGE"), in either case other than by reason of a Terminating Breach (as hereinafter defined); PROVIDED, HOWEVER, that if any such Terminating Change is curable by the Company or Parent, as the case may be, through the exercise of its commercially reasonable efforts, and for so long as the Company or Parent, as the case may be, continues to exercise such commercially reasonable efforts, neither Parent nor the Company, respectively, may terminate this Agreement under this Section 7.1(e); or

                  (f) by Parent or the Company upon a breach of any covenant or agreement on the part of the Company or Parent, respectively, set forth in this Agreement, such that the conditions set forth in Sections 6.2(b) or 6.3(b), as the case may be, would not be satisfied (a "TERMINATING BREACH"); PROVIDED, HOWEVER, that, if such Terminating Breach is curable by the Company or Parent, as the case may be, through the exercise of its commercially reasonable efforts and for so long as the Company or Parent, as the case may be, continues to exercise such commercially reasonable efforts, neither Parent nor the Company, respectively, may terminate this Agreement under this Section 7.1(f).

                  SECTION 12.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto or of any of its Affiliates, directors, officers or stockholders except as set forth in Section 7.3 and Section 8.1. Except as provided in
Section 7.3, nothing herein shall relieve any party from liability for any breach hereof.

                  SECTION 12.3 FEES AND EXPENSES. (a) Except as otherwise provided in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated, including without limitation the costs and expenses attributable to the preparation of audited and unaudited financial statements of Parent on the one hand and the Company on the other hand. Notwithstanding the foregoing, Parent shall bear all fees, costs and expenses of preparation and filing of the Proxy Statement/Prospectus and any amendments thereto and, if the Merger is consummated, the Surviving Corporation shall bear all fees and expenses of the Company and the Company's Shareholders incurred in respect of the Merger.

                  (b) Upon termination of this Agreement by either Parent or the Company, the respective parties hereto may seek any and all remedies available to them under applicable law.

                                  ARTICLE XIII

                               GENERAL PROVISIONS

                  SECTION 13.1 EFFECTIVENESS OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. (a) Except as otherwise provided in this Section 8.1, the representations, warranties, covenants and agreements of each party hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any other party hereto, any Person controlling any such party or any of their officers, directors or representatives, whether prior to or after the execution of this Agreement. The representations, warranties and agreements in this Agreement and in the Disclosure Schedules shall terminate at the Effective Time or upon the termination of this Agreement pursuant to Section 7.1, as the case may be, except that the covenants and agreements set forth in Article I and Section
5.6 shall survive the Effective Time and those set forth in Section 7.3 shall survive such termination.

                  (b) Any disclosure made with reference to one or more sections of the Company Disclosure Schedule or the Parent Disclosure Schedule shall be deemed disclosed with respect to each other section therein as to which such disclosure is relevant provided that such relevance is reasonably apparent. Disclosure of any matter in the Company Disclosure Schedule or the Parent Disclosure Schedule shall not be deemed an admission that such matter is material.

                  SECTION 13.2 NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier to the parties at the following addresses or sent by electronic transmission, with confirmation received, to the facsimile numbers specified below (or at such other address, facsimile or telephone number or other Person's attention for a party as shall be specified by like notice):

                  (a)      If to Parent or Merger Sub:
                           Precis Smart Card Systems, Inc.
                           2500 McGee Street, Suite 147
                           Norman, Oklahoma 73072
                           Facsimile No.:  (405) 292-4900
                           Telephone No.:  (405) 360-5354
                           Attention: Paul A. Kruger, Chief Executive Officer

                  With a copy to:
                           Michael E. Dunn, Esq.
                           Dunn, Swan & Cunningham
                           2800 Oklahoma Tower
                           210 Park Avenue
                           Oklahoma City, Oklahoma 73102-5604
                           Facsimile No.:  (405) 235-9605
                           Telephone No.:  (405) 235-8318

                  (b)      If to the Company:
                           The Capella Group, Inc.
                           2032 North Highway 360
                           Grande Prairie, Texas 75050
                           Facsimile No.:  (972) 606-9367
                           Telephone No.:  (972) 522-2009, ext. 280
                           Attention: Judith H. Henkels, President

                           With a copy to:

                           Dean A. Tetirick, Esq.
                           Cantey & Hanger, L.L.P.
                           2100 Burnett Plaza
                           801 Cherry Street
                           Fort Worth, Texas 76102-6899
                           Facsimile No.:  (817) 877-2807
                           Telephone No.:  (817) 877-2883

                  SECTION 13.3 CERTAIN DEFINITIONS. For purposes of this Agreement, other than Sections 2.14 and 3.14, the term:

                  (a) "Affiliates" means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned Person;

                  (b) "Business Day" means any day other than a day on which banks in New York or Oklahoma City are required or authorized to be closed;

                  (c) "Control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise;

                  (d) "Person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization other entity or group (as defined in Section 13(d)(3) of the Exchange Act); and

                  (e) "Subsidiary" or "Subsidiaries" of the Company, the Surviving Corporation, Parent or any other Person means any corporation, partnership, limited liability company, or other legal entity of which the Company, the Surviving Corporation, Parent or such other Person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, more than 10% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

                  SECTION 13.4 AMENDMENT. This Agreement may be amended by the Company Shareholders and the Company's Board of Directors and the Board of Directors of Parent and Merger Sub at any time prior to the Effective Time. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

                  SECTION 13.5 WAIVER. At any time prior to the Effective Time, any party hereto may with respect to any other party hereto (a) extend the time for the performance of any of the obligations or other acts, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. For purposes of this Agreement, time shall be of the essence.

                  SECTION 13.6 HEADINGS; CONSTRUCTION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement (a) words denoting the singular include the plural and vice versa, (b) "it" or "its" or words denoting any gender include all genders, (c) the word "including" shall mean "including without limitation," whether or not expressed, (d) any reference to a statute shall mean the statute and any regulations thereunder in force as of the date of this Agreement or the Closing, as applicable, unless otherwise expressly provided, (e) any reference herein to a Section, Article or Schedule refers to a Section or Article of or a Schedule to this Agreement, unless otherwise stated, (f) when calculating the period of time within or following which any act is to be done or steps taken, the date which is the reference day in calculating such period shall be excluded and if the last day of such period is not a Business Day, then the period shall end on the next day which is a Business Day and
(g) any reference to a party's

"best efforts" or "reasonable efforts" shall not include any obligation of such party to pay, or guarantee the payment of, money or other consideration to any third party or to agree to the imposition on such party or its Affiliates of any condition reasonably considered by such party to be materially burdensome to such party or its Affiliates.

                  SECTION 13.7 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent reasonably possible.

                  SECTION 13.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, except as otherwise expressly provided herein.

                  SECTION 13.9 ASSIGNMENT; MERGER SUB. This Agreement shall not be assigned by operation of law or otherwise, except that all or any of the rights of Merger Sub hereunder may be assigned to any direct, wholly-owned Subsidiary of Parent provided that no such assignment shall relieve the assigning party of its obligations hereunder. Parent guarantees the full and punctual performance by Merger Sub of all the obligations hereunder of Merger Sub or any such assignees.

                  SECTION 13.10 PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and the Company Designees, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, including, without limitation, by way of subrogation, other than Section 5.6 (which is intended to be for the benefit of the Indemnified Parties and may be enforced by such Indemnified Parties).

                  SECTION 13.11 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  SECTION 13.12 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Oklahoma applicable to contracts executed and fully performed within the State of Oklahoma.

                  SECTION 13.13 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 13.14 WAIVER OF JURY TRIAL. EACH OF THE COMPANY SHAREHOLDERS, PARENT, MERGER SUB, AND THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

                  SECTION 8.15 JURISDICTION; SERVICE OF PROCESS. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Oklahoma, County of Cleveland or, the State of Texas, County of Tarrant, the United States District Court for the Western District of Oklahoma or the United States District Court for the Northern

District of Texas, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein.

                  IN WITNESS WHEREOF, Parent, Merger Sub, the Company and the Company Shareholders have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

"Parent"                   PRECIS SMART CARD SYSTEMS, INC.


                           By /s/PAUL A. KRUGER
                             ---------------------------------------------------
                                    Paul A. Kruger, Chief Executive Officer

"Merger-Sub"               PRECIS-CAPELLA GROUP ACQUISITION, INC.


                           By   /s/PAUL A. KRUGER
                              --------------------------------------------------
                                    Paul A. Kruger, Chief Executive Officer

"Company"                  THE CAPELLA GROUP, INC.


                           By /s/JUDITH H. HENKELS
                             ---------------------------------------------------
                                    Judith H. Henkels, President

"Company Shareholders"          /s/JUDITH H. HENKELS
                           -----------------------------------------------------
                                    Judith H. Henkels

                               /s/JOHN F. LUTHER
                           -----------------------------------------------------
                                    John F. Luther

                              /s/MARY L. KELLY
                           -----------------------------------------------------
                                    Mary L. Kelly

                            /s/BOBBY R. RHODES
                           -----------------------------------------------------
                                    Bobby R. Rhodes

                            /s/LELAND S. CHAFFIN, JR.
                           -----------------------------------------------------
                                    Leland S. Chaffin, Jr.

                           TRUST UNDER THE CAPELLA GROUP,
                           INC. IMR 2001 BONUS PLAN

                           By: /s/JUDITH H. HENKELS
                              --------------------------------------------------
                                    Judith H. Henkels, Trustee

                           TRUST UNDER THE CAPELLA GROUP,
                           INC. EMPLOYEE 2001 BONUS PLAN

                           By: /s/JUDITH H. HENKELS
                              --------------------------------------------------
                                    Judith H. Henkels, Trustee

(Schedules and Exhibits Will Be Furnished Upon Request)
Company Disclosure Schedule
Parent Disclosure Schedule

Exhibit A - Shareholder Agreement
Exhibit B - Promissory Note
Exhibit C - Third Amendment to Agreement and Plan of Merger
Exhibit D through H - Employment Agreements

                                                                      APPENDIX B

                         PRECIS SMART CARD SYSTEMS, INC.
                             1999 STOCK OPTION PLAN
                             (AMENDED AND RESTATED)

                                    ARTICLE 1

                               GENERAL PROVISIONS

          On the effective date of November 30, 1999, Precis Smart Card Systems, Inc. (the "Company") adopted the Precis Smart Card Systems, Inc. 1999 Stock Option Plan (the "Original Plan"). On April 16, 2001, the Board of Directors of the Company (the "Board") approved certain amendments of the Original Plan (including an increase in the shares of stock authorized to be issued under the Original Plan and certain other technical changes) and readopted the 1999 Stock Option Plan (the "Revised 1999 Plan"). The Revised 1999 Plan must be approved by the shareholders of the Company within one year of the date of its adoption by the Board. If the Revised 1999 Plan is not timely approved by the shareholders, (i) the Original Plan will continue in effect and (ii) any Options issued under the Revised 1999 Plan shall remain valid and unchanged to the extent that such Options contain terms which could have been granted under the Original Plan. The Revised 1999 Plan shall be known as the Precis Smart Card Systems, Inc. 1999 Stock Option Plan (the "Plan"). Any Options outstanding prior to the adoption by the Board of the Revised 1999 Plan shall remain valid and unchanged.

         1.1 PURPOSE. The purpose of this Plan shall be to attract, retain and motivate key employees and independent contractors and consultants (the "Participants") of the Company and its subsidiaries, if any, by way of granting (i) non-qualified stock options ("Stock Options"), (ii) non-qualified stock options with stock appreciation rights attached ("Stock Option SARs"), (iii) incentive stock options ("ISO Options") , and (iv) ISO Options with stock appreciation rights attached ("ISO Option SARs"). For the purpose of this Plan, Stock Option SARs and ISO Option SARs are sometimes collectively herein called "SARs;" and Stock Options and ISO Options are sometimes collectively herein called "Options." The ISO Options to be granted under this Plan are intended to be qualified pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Stock Options to be granted are intended to be "non-qualified stock options" as described in Sections 83 and 421 of the Code. The failure of an ISO Option to qualify under Section 422 of the Code shall not affect the rights of the holder of the ISO Option, although the ISO Option shall be automatically converted to a Stock Option, and under no circumstances shall the Company have any liability as a result of such failure. Furthermore, under this Plan, the terms "parent" and "subsidiary" shall have the same meaning as set forth in Subsections (e) and (f) of Section 425 of the Code unless the context herein clearly indicates to the contrary.

         1.2 GENERAL. The terms and provisions of this Article I shall be applicable to Stock Options, SARs and ISO Options unless the context herein clearly indicates to the contrary.

         1.3 ADMINISTRATION OF THIS PLAN. This Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have the power where consistent with the general purpose and intent of this Plan to
(i) modify the requirements of this Plan to conform with the law or to meet special circumstances not anticipated or covered in this Plan, (ii) suspend or discontinue this Plan, (iii) establish policies and (iv) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of this Plan including the form of any "stock option agreements" ("Stock Option Agreements"). Unless otherwise provided in this Plan, the Board shall have the authority to interpret and construe this Plan, and determine all questions arising under this Plan and any agreement made pursuant to this Plan. Any interpretation, decision or determination made by the Board shall be final, binding and conclusive. A majority of the Board shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Board.

         1.4 SHARES SUBJECT TO THIS PLAN. Shares of stock ("Stock") covered by Stock Options, SARs and ISO Options shall consist of 700,000 shares of the Common Stock, $.01 par value, of the Company. Either authorized and unissued shares or treasury shares may be delivered pursuant to this Plan. If any Option for shares of Stock, granted to a Participant lapses, or is otherwise terminated, the Board may grant Stock Options, SARs or ISO Options for such shares of Stock to other Participants. However, neither Stock Options, SARs nor ISO Options shall be granted again for shares of Stock which have been subject to SARs which are surrendered in exchange for cash or shares of Stock issued pursuant to the exercise of SARs as provided in Article II hereof.

         1.5 PARTICIPATION IN THIS PLAN. The Board shall determine from time to time those Participants who are to be granted Stock Options, SARs and ISO Options and the number of shares of Stock covered thereby. Directors who are not employees of the Company or of a subsidiary shall not be eligible to be granted ISO Options under this Plan.

         1.6 DETERMINATION OF FAIR MARKET VALUE. As used in this Plan, "fair market value" shall mean on any particular day (i) if the Stock is listed or admitted for trading on any national securities exchange or the National Market System of The Nasdaq Stock Market, Inc., the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations, for such day of the Stock on the principal securities exchange on which shares of Stock are listed, (ii) if Stock is not traded on any national securities exchange but is quoted on The Nasdaq Stock Market, Inc. Automated Quotation System or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Stock on such system,
(iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Stock as reported by the National Daily Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Stock on at least five (5) of the ten (10) preceding days, (iv) in lieu of the above, if actual transactions in the shares of Stock are reported on a consolidated transaction reporting system, the last sale price of the shares of Stock on such system or, (v) if none of the conditions set forth above is met, the fair market value of shares of Stock as determined by the Board. Provided, for purposes of determining "fair market value" of the Common Stock of the Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse.

         1.7 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number of shares of Stock under Stock Options and ISO Options granted under this Plan, the Option Price and the ISO Price and the total number of shares of Stock which may be purchased by a Participant on exercise of a Stock Option and an ISO Option shall be appropriately adjusted (including appropriate adjustment) by the Board from time to time upon the occurrence, after the date hereof, of the following events:

                  1.7.1 STOCK DIVIDENDS, FORWARD SPLITS AND REVERSE SPLITS. In case the Company shall (i) pay a dividend in, or make a distribution of, shares of its common stock or of capital stock convertible into common stock on its outstanding common stock ("Stock Dividend"), (ii) subdivide its outstanding shares of common stock into a greater number of such shares ("Forward Split") or (iii) combine its outstanding shares of common stock into a smaller number of such shares ("Reverse Split"), the total number of shares of Stock (and, if applicable, the capital stock convertible into common stock), the number of shares Stock purchasable upon the exercise of each Option outstanding immediately prior thereto shall be adjusted so that the holder of the Option upon exercise shall be entitled to receive at the same aggregate Option Price or the ISO Price the number of shares of Stock (and, if applicable, the capital stock convertible into common stock) which such holder would have owned or have been entitled to receive immediately following the happening of any of the event described above had such Option been exercised in full immediately prior to the happening of such event. Any adjustment made pursuant to this Subsection shall, in the case of a Stock Dividend, automatically become effective as of the record date therefor and, in the case of a Forward Split or Reverse Split, be made as of the effective date thereof. If, as a result of an adjustment made pursuant to this Subsection, the holder of any Option thereafter exercised shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board (whose determination shall be conclusive and shall be evidenced by a Board resolution) shall determine the allocation of the Option Price or the ISO Price between or among shares of such classes of capital stock.

                  1.7.2 NON-ADJUSTMENT OF EXERCISE PRICE. In the event of any adjustment of the total number of shares of Stock purchasable upon the exercise of outstanding Options pursuant to Subsection 1.7.1, the Option Price or the ISO Price of each such Option shall remain unchanged, but the number of Shares (and, if applicable, the capital stock convertible into common stock) purchasable upon exercise of each such Option shall be adjusted as provided in Subsection 1.7.1.

                  1.7.3 REORGANIZATION OR RECLASSIFICATION. In the event of a capital reorganization or a reclassification of the common stock (except as provided in Subsection 1.7.1 or Subsection 1.7.5), the holder of Options, upon exercise thereof, shall be entitled to receive, in lieu of the Stock to which the holder would have become entitled upon exercise immediately prior to such reorganization or reclassification, the Stock (of any class or classes) or other securities or property of the Company (or cash) that the holder would have been entitled to receive at the same aggregate Option Price or the ISO Price upon such reorganization or reclassification if the Options held had been exercised immediately prior thereto; and in any such case, appropriate provision (as determined by the Board, whose determination shall be conclusive and shall be evidenced by a Board resolution) shall be made for the application of this Section 1.7 with respect to the rights and interests thereafter of the holders of outstanding Options (including, but not limited to, the allocation of the Option Price or the ISO Price between or among shares of classes of capital stock), to the end that this Section 1.7 (including the adjustments of the number of shares of Stock or other securities purchasable) shall thereafter be reflected, as nearly as reasonably practicable, in all subsequent exercises of the Options for any Stock or securities or other property (or cash) thereafter deliverable upon the exercise of the Options.

                  1.7.4 NOTIFICATION OF OPTION HOLDERS. Whenever the number of shares of Stock or other securities purchasable upon exercise of an Option is adjusted as provided in this Section 1.7, the Company will promptly provide the holders of outstanding Options a letter or certificate signed by the Chairman of the Board, Chief Executive Officer or the President, or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth (i) the number and kind of shares purchasable, as so adjusted, (ii) stating that such adjustments in the number shares of Stock or kind of shares or other securities conform to the requirements of this Section 1.7, and (iii) setting forth a brief statement of the facts accounting for such adjustments. Such letters or certificates shall be conclusive evidence of the correctness of such adjustments. Such letters or certificates will be promptly delivered, by first-class, postage prepaid mail, to the registered holders of the outstanding Certificates; provided, however, that failure to deliver such letters or certificates required under this Subsection, or any defect therein, shall not affect the legality or validity of any such adjustments under this Section 1.7.

                  1.7.5 CONSOLIDATION OR MERGER. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the corporation formed by such consolidation or merger or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to each holder of outstanding Options a supplemental agreement providing that the holder of each Option then outstanding shall have the right thereafter (until the expiration of such Options) to receive, upon exercise of such Options, solely the kind and amount of shares of stock and other securities and property (or cash) receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Stock of the Company for which such Options might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 1.7. The above provision of this Subsection 1.7.5 shall similarly apply to successive consolidations, mergers, sales or transfers.

                  1.7.6 EFFECTIVE UPON STOCK OPTION AGREEMENTS. Irrespective of any adjustments in the number or kind of shares issuable upon exercise of the Options, the Stock Option Agreement theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Stock Option Agreements initially issuable pursuant to this Plan.

                  1.7.7 RETAIN INDEPENDENT PUBLIC ACCOUNTANTS. The Company may retain a firm of independent public accountants of recognized standing, which may be the firm regularly retained by the Company, selected by the Board to make any computation required under this Section 1.7, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 1.7.

                  1.7.8 DEFINITION OF STOCK. For the purpose of this Section 1.7, the term "Stock" shall mean (i) the class of stock designated as common stock in the Certificate of Incorporation of the Company, as amended, at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time as a result of an adjustment made pursuant to this
         Section 1.7, the holder of any Options thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Stock, thereafter the number of such other shares so receivable upon exercise of any Options shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Stock contained in this Section 1.7, and all other provisions of this Plan, with respect to the Stock, shall apply on like terms to any such other shares.

         1.8 AMENDMENT AND TERMINATION OF THIS PLAN. This Plan shall terminate at midnight, December 31, 2009, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board. Provided, that no action of the Board may, without the approval of the shareholders of the Company, increase the aggregate number of shares of Stock which may be purchased under Stock Options, SARs or ISO Options granted under this Plan; withdraw the administration of this Plan from the Board; amend or alter the Option Price or ISO Price, as applicable; change the manner of computing the spread upon the exercise of a SAR or amend this Plan in any manner which would impair the applicability of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, to this Plan. Except as provided in this Article I, no amendment, modification or termination of this Plan shall in any manner adversely affect any Stock Option, SAR or ISO Option theretofore granted under this Plan without the consent of the affected Participant.

         1.9 EFFECTIVE DATE. This Plan shall be effective January 1, 1999, subject to approval by the holders of a majority of the outstanding Common Stock of the Company present, or represented, and entitled to vote at a meeting called for such purpose or pursuant to a consent in lieu of meeting executed by a majority of the holders of the outstanding Common Stock of the Company.

         1.10 SECURITIES LAW REQUIREMENTS. The Company shall have the right, but not the obligation, to cause the shares of Stock issuable upon exercise of the Options to be registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state or jurisdiction. As a condition precedent to the grant of any Option or the issuance or transfer of shares pursuant to the exercise of any Option, the Company may require the Participant or holder to take any reasonable action to meet such requirements or to obtain such approvals. The Company shall have the right to restrict the transferability of shares of Stock issued or transferred upon exercise of the Options in such manner as it deems necessary or appropriate to insure the availability of any exemption from registration under the Securities Act and any other applicable securities laws or regulations that may be available.

         1.11 SEPARATE CERTIFICATES. Upon exercise of the Options, separate certificates representing the Stock or, if applicable, other securities of the Company to be delivered to a holder upon the exercise will be issued to the holders of the Options.

         1.12  PAYMENT FOR STOCK; RECEIPT OF STOCK OR CASH IN LIEU OF PAYMENT.

                  (a) PAYMENT FOR STOCK. Payment for shares of Stock purchased under this Plan shall be made (i) in full and in cash or check made payable to the Company or (ii) may also be made in Common Stock of the Company but only in the event the Common Stock of the Company has been held or beneficially owned for six months or more or (iii) a combination of cash and such Common Stock of the Company. In the event that Common Stock of the Company is utilized in consideration for the purchase of Stock upon the exercise of an Option, then, such Common Stock shall be valued at the "fair market value" as defined in Section
         1.6 of this Plan.

                  (b) RECEIPT OF STOCK OR CASH IN LIEU OF PAYMENT. Furthermore, a Participant may exercise an Option without payment of the Option Price or ISO Price in the event that the exercise is pursuant to rights under an SAR attached to the Option and such SAR is exercisable on the date of exercise of the Option to which it is attached. In the event an Option with an SAR attached is exercised without payment of the

         Option Price or ISO Price in cash or by check, the Participant shall be entitled to receive either (i) a cash payment from the Company equal to the excess of the total fair market value of the shares of Stock on such date as determined with respect to which the Option is being exercised over the total cash Option Price or ISO Price of such shares of Stock as set forth in the Option or (ii) that number of whole shares of Stock as is determined by dividing (A) an amount equal to the fair market value per share of Stock on the date of exercise into (B) an amount equal to the excess of the total fair market value of the shares of Stock on such date with respect to which the Option is being exercised over the total cash Option Price or ISO Price of such shares of Stock as set forth in the Option, and fractional shares will be rounded to the next lowest number and the Participant will receive cash in lieu thereof.

         1.13 INCURRENCE OF DISABILITY AND RETIREMENT. A Participant shall be deemed to have terminated his employment as an employee, his independent contractor arrangement or consulting arrangement with the Company and incurred a disability ("Disability") if such Participant suffers a physical or mental condition which, in the judgment of the Board, totally and permanently prevents a Participant from engaging in any substantial gainful employment with or the providing of services or consulting for the Company or a subsidiary. A Participant shall be deemed to have terminated employment as an employee, independent contractor or a consultant due to retirement ("Retirement") if such Participant ceases to be an employee, independent contractor or a consultant of the Company or its subsidiary, without cause, after attaining the age of 55.

         1.14 STOCK OPTIONS AND ISO OPTIONS GRANTED SEPARATELY. Because the Board is authorized to grant Stock Options, SARs and ISO Options to Participants, the grant thereof and Stock Option Agreements relating thereto will be made separately and totally independent of each other. Except as it relates to the total number of shares of Stock which may be issued under this Plan, the grant or exercise of a Stock Option or SARs shall in no manner affect the grant and exercise of any ISO Options. Similarly, the grant and exercise of any ISO Option shall in no manner affect the grant and exercise of any Stock Option or SARs.

         1.15 GRANTS OF OPTIONS AND STOCK OPTION AGREEMENT. Each Stock Option, ISO Option and/or SAR granted under this Plan shall be evidenced by the minutes of a meeting of the Board or by the written consent of the Board and by a written Stock Option Agreement effective on the date of grant and executed by the Company and the Participant. Each Option granted hereunder shall contain such terms, restrictions and conditions as the Board may determine, which terms, restrictions and conditions may or may not be the same in each case.

         1.16 USE OF PROCEEDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options granted under this Plan shall be added to the Company's general funds and used for general corporate purposes.

         1.17 NON-TRANSFERABILITY OF OPTIONS. Except as otherwise herein provided, any Option or SAR granted shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Participant, only by the Participant. More particularly (but without limiting the generality of the foregoing), the Option and/or SAR may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option and/or SAR contrary to the provisions hereof shall be null and void and without effect.

         1.18 ADDITIONAL DOCUMENTS ON DEATH OF PARTICIPANT. No transfer of an Option and/or SAR by the Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and an unauthenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the successor to the Option and/or SAR of the terms and conditions of such Option and/or SAR.

         1.19 CHANGES IN EMPLOYMENT. So long as the Participant shall continue to be an employee, independent contractor or consultant of the Company or any one of its subsidiaries, any Option granted to him shall not be affected by any change of duties or position. Nothing in this Plan or in any Stock Option Agreement which relates to this Plan shall confer upon any Participant any right to continue in the employ as an employee, independent contractor or consultant of the Company or of any of its subsidiaries, or interfere in any way with the right of the

Company or any of its subsidiaries to terminate his employment or independent contractor arrangement or consulting arrangement at any time.

         1.20 SHAREHOLDER RIGHTS. No Participant shall have a right as a shareholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of Stock by exercise of the Option.

         1.21 RIGHT TO EXERCISE UPON COMPANY CEASING TO EXIST. Where dissolution or liquidation of the Company or any merger consolidation or combination in which the Company is not the surviving corporation occurs, the Participant shall have the right immediately prior to such dissolution, liquidation, merger, consolidation or combination, as the case may be, to exercise, in whole or in part, the Participant's then remaining Options whether or not then exercisable, but limited to that number of shares of Stock (and, if applicable, any other securities of the Company) that can be acquired without causing the Participant to have an "excess parachute payment" as determined under Section 280G of the Code determined by taking into account all of Participant's "parachute payments" determined under
Section 280G of the Code. Provided, the foregoing notwithstanding, after the Participant has been afforded the opportunity to exercise his or her then remaining Options as provided in this Section 1.21, and to the extent such Options are not timely exercised as provided in this Section 1.21, then, the terms and provisions of this Plan and any Stock Option Agreement will thereafter continue in effect, and the Participant will be entitled to exercise any such remaining and unexercised Options in accordance with the terms and provisions of this Plan and such Stock Option Agreement as such Options thereafter become exercisable. Provided further, that for the purposes of this Section 1.21, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and results only in a mere change in the identity, form, or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event shall not cause an acceleration of the exercisability of any such Options granted under this Plan.

         1.22 ASSUMPTION OF OUTSTANDING OPTIONS AND SARS. To the extent permitted by the then applicable provisions of the Code, any successor to the Company succeeding to, or assigned the business of, the Company as the result of or in connection with a corporate merger, consolidation, combination, reorganization or liquidation transaction shall assume Options and SARs outstanding under this Plan or issue new Options and/or SARs in place of outstanding Options and/or SARs under this Plan.

                                   ARTICLE II

                       TERMS OF STOCK OPTIONS AND EXERCISE

         2.1  GENERAL TERMS.

                  (a) GRANT AND TERMS FOR STOCK OPTIONS. Stock Options shall be granted by the Board on the following terms and conditions: No Stock Option shall be exercisable more than five years after the date of grant. Subject to such limitation, the Board shall have the discretion to fix the period (the "Option Period") during which any Stock Option may be exercised. Stock Options granted shall not be transferable except by will or by the laws of descent and distribution.

                  (b) OPTION PRICE. The option price ("Option Price") for shares of Stock subject to Stock Option shall be determined by the Board, but in no event shall such Option Price be less than 85 percent of the "fair market value" of the Stock on the date of grant.

                  (c) ACCELERATION OF OTHERWISE UNEXERCISABLE STOCK OPTION ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Board, in its sole discretion, may permit (i) a Participant who terminates employment as an employee, an independent contractor or a consultant due to Retirement, (ii) a Participant who terminates employment as an employee, an independent contractor or a consultant due to a Disability, (iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment as an employee, independent contractor or a consultant upon the occurrence of special circumstances (as determined by the Board), to exercise and purchase all or any part of the shares subject to Stock Option on the date of the Participant's termination, Retirement, Disability, death, or as the

         Board otherwise so determines, notwithstanding that all installments, if any, with respect to such Stock Option, had not accrued or vested on such date.

                  (d) NUMBER OF STOCK OPTIONS GRANTED. Participants may be granted more than one Stock Option. In making any such determination, the Board shall obtain the advice and recommendation of the officers of the Company or a subsidiary which have supervisory authority over such Participants. The granting of a Stock Option under this Plan shall not affect any outstanding Stock Option previously granted to a Participant under this Plan.

                  (e) NOTICE OF EXERCISE STOCK OPTION. Upon exercise of a Stock Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board, at the Company's main office in Oklahoma City, Oklahoma. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased, if applicable, and any required state and federal withholding taxes.

                                   ARTICLE III

                                      SARS

3.1 GENERAL TERMS.

                  (a) GRANT AND TERMS OF SARS. The Board may grant SARs to Participants in connection with Options granted under this Plan. SARs shall terminate at such time as the Board determines and shall be exercised only upon surrender of the related Option and only to the extent that the related Option (or the portion thereof as to which the SAR is exercisable) is exercised. SARs may be exercised only by the Participant while actively employed as an employee, an independent contractor or a consultant by the Company or a subsidiary except that
         (i) any SARs previously granted to a Participant which are otherwise exercisable may be exercised, with the approval of the Board, by the personal representative of a deceased Participant (but not beyond the expiration date of such SAR), and (ii) if a Participant terminates his employment as an employee, his independent contractor arrangement or his consulting arrangement with the Company or a subsidiary, as the case may be, on account of Retirement or incurring a Disability, such Participant may exercise any SARs which are otherwise exercisable, with the approval of the Board, anytime within three months of the date of the termination by Retirement or within 12 months of termination by Disability. If a Participant should die during the applicable three-month period following the date of such Participant's Retirement or during the applicable 12 month period following the date of termination on account of Disability, the rights of the personal representative of such deceased Participant as such relate to any SARs granted to such deceased Participant shall be governed in accordance with (i) of the second sentence of this Subsection 3.l(a) of this
         Article III. The applicable SAR shall (i) terminate upon the termination of the underlying Option, (ii) only be transferable at the same time and under the same conditions as the underlying Option is transferable, (iii) only be exercised when the underlying Option is exercised, and (iv) may be exercised only if there is a positive spread between the Option Price or ISO Price, as applicable and the "fair market value" of the Stock for which the SAR is exercised.

                  (b) ACCELERATION OF OTHERWISE UNEXERCISABLE SARS ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Board, in its sole discretion, may permit (i) a Participant who terminates employment as an employee, an independent contractor or a consultant with the Company or a subsidiary due to Retirement, (ii) a Participant who terminates his employment as an employee, his independent contractor arrangement or his consulting arrangement with the Company or a subsidiary due to a Disability, (iii) the personal representative of such deceased Participant, or (iv) any other Participant who terminates employment as an employee, his independent contractor arrangement or his consulting arrangement with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Board) to exercise (within three years of such date of termination of employment, independent contractor arrangement or consulting arrangement, or the Participant's Retirement, Disability or death, as the case may be) all or any part of any such SARs previously granted to such Participant as of the date of such Participant's termination, Retirement, Disability, death, or as the Board otherwise so determines, notwithstanding that all installments, if any with respect to such SARs, had not accrued on such date.

                  (c) FORM OF PAYMENT OF SARS. The Participant may request the method and combination of payment upon the exercise of a SAR; however, the Board has the final authority to determine whether the value of the SAR shall be paid in cash or shares of Stock or both. Upon exercise of a SAR, the holder is entitled to receive the excess amount of the "fair market value" of the Stock (as of the date of exercise) for which the SAR is exercised over the Option Price or ISO Price, as applicable, under the related Stock Option or ISO Option, as the case may be. All applicable federal and state withholding taxes will be paid by the Participant to the Company upon the exercise of a SAR because the excess amount described above will be required to be included within taxable income in accordance with Sections 61 and 83 of the Code.

                                   ARTICLE IV

                             GRANTING OF ISO OPTIONS

         4.1 GENERAL. With respect to ISO Options granted on or after the effective date of this Plan and intended to qualify as "incentive stock options" as defined in Section 422 of the Code, the provisions of this Article IV shall apply.

         4.2 GRANT AND TERMS OF ISO OPTIONS. ISO Options may be granted only to employees of the Company and any of its subsidiaries. No ISO Options shall be granted to any person who is not eligible to receive "incentive stock options" as provided in Section 422 of the Code. No ISO Options shall be granted to any management employee if, immediately before the grant of an ISO Option, such employee owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (as determined in accordance with the stock attribution rules contained in Section 425(d) of the Code). Provided, the preceding sentence shall not apply if, at the time the ISO Option is granted, the ISO Price is at least 110 percent of the "fair market value" of the Stock subject to the ISO Option, and such ISO Option by its terms is not exercisable after the expiration of five years from the date such ISO Option is granted.

                  (a) ISO OPTION PRICE. The option price for shares of Stock subject to an ISO Option ("ISO Price") shall be determined by the Board, but in no event shall such ISO Price be less than the fair market value of the Stock on the date of grant.

                  (b) ANNUAL ISO OPTION LIMITATION. The aggregate "fair market value" (determined as of the time the ISO Option is granted) of the Stock with respect to which ISO Options are exercisable for the first time by any Participant during in any calendar year (under all "incentive stock option" plans qualified under Section 422 of the Code sponsored by the Company and its subsidiary corporations) shall not exceed $100,000.

                  (c) TERMS OF ISO OPTIONS. ISO Options shall be granted on the following terms and conditions: (i) no ISO Option shall be exercisable more than ten years after the date of grant; (ii) the Board shall have the discretion to fix the period (the "ISO Period") during which any ISO Option may be exercised; (iii) ISO Options granted shall not be transferable except by will or by the laws of descent and distribution;
         (iv) ISO Options shall be exercisable only by the Participant while actively employed by the Company or a subsidiary, except that (A) any such ISO Option granted and which is otherwise exercisable, may be exercised by the personal representative of a deceased Participant within 12 months after the death of such Participant (but not beyond the expiration date of such ISO Option), (B) if a Participant terminates his employment as an employee with the Company or a subsidiary on account of Retirement, such Participant may exercise any ISO Option which is otherwise exercisable at any time within three months of such date of termination and (C) if a Participant terminates his employment with the Company or a subsidiary on account of incurring a Disability, such Participant may exercise any ISO Option which is otherwise exercisable at any time within 12 months of such date of termination. If a Participant should die during the applicable three-month or 12 month period following the date of such Participant's Retirement or Disability, then in such event, the rights of the personal representative of such deceased Participant as such relate to any ISO Options granted to such deceased Participant shall be governed in accordance with Subsection 4.1(c) of this Article IV.

                  (d) ACCELERATION OF OTHERWISE UNEXERCISABLE ISO OPTION ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Board, in its sole discretion, may permit (i) a Participant who terminates employment as an employee with the Company or a subsidiary due to Retirement, (ii) a Participant who terminates employment as an employee with the Company or a subsidiary due to a Disability, (iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment as an employee with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Board) to exercise and purchase (within three months of such date of termination of employment as an employee or 12 months in the case of a disabled or deceased Participant) all or any part of the shares of Stock subject to ISO Option on the date of the Participant's Retirement, Disability, death, or as the Board otherwise so determines, notwithstanding that all installments, if any, had not accrued on such date.

                  (e) NUMBER OF ISO OPTIONS GRANTED. Subject to the applicable limitations contained in this Plan with respect to ISO Options, Participants may be granted more than one ISO Option. In making any such determination, the Board shall obtain the advice and recommendation of the officers of the Company or a subsidiary which have supervisory authority over such Participants. The granting of an ISO Option under this Plan shall not affect any outstanding ISO Option previously granted to a Participant under this Plan.

                  (f) NOTICE TO EXERCISE ISO OPTION. Upon exercise of an ISO Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board, at the Company's main office in Oklahoma City, Oklahoma.

                                    ARTICLE V

                            OPTIONS NOT QUALIFYING AS
                             INCENTIVE STOCK OPTIONS

         5.1 NON-QUALIFYING OPTIONS. With respect to all or any portion of any Option granted under this Plan not qualifying as an "incentive stock option" under Section 422 of the Code, such option or portion thereof shall be considered a Stock Option granted under this Plan for all purposes. Any Stock Option granted under this Plan that does not qualify as an "incentive stock option" under Section 422 of the Code shall be transferrable unless otherwise limited by the terms to the Stock Option.

                                                                      APPENDIX C
                             SECOND AMENDMENT TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                         PRECIS SMART CARD SYSTEMS, INC.

         Precis Smart Card Systems, Inc., an Oklahoma corporation (this "Corporation"), does hereby certify:

         1. Precis Smart Card Systems, Inc., an Oklahoma corporation, was incorporated on April 16, 1996 and first amended its Certificate of Incorporation on December 7, 2000.

         2. This Second Amendment to the Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 77 and 80 of the Oklahoma General Corporation Act (the "Act").

         3. Article FIRST of this Corporation's Certificate of Incorporation is hereby amended to read in its entirety as follows:

                  FIRST.   The name of the corporation is:

                                            Precis, Inc.

         4. In all other respect this Corporation's Certificate of Incorporation remains as set forth in the Certificate of Incorporation of this Corporation as amended on December 7, 2000.

         IN WITNESS WHEREOF, this Corporation has caused this Second Amendment to the Certificate of Incorporation to be signed by its Chief Executive Officer and attested by its Secretary this _________ day of ___________ , 2001.

                                       PRECIS SMART CARD SYSTEMS, INC.

                                       By:
                                          -------------------------------------
                                          Paul A. Kruger
                                          Chief Executive Officer

ATTEST:

-------------------------------------------
Mark R. Kidd, Secretary

--------------------------------------------------------------------------------
                                                                      PROXYPROXY
                       PRECIS SMART CARD SYSTEMS, INC.
                      2500 SOUTH McGEE DRIVE, Suite 147
                            NORMAN, OKLAHOMA 73072

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRECIS SMART CARD SYSTEMS, INC.

     The undersigned hereby appoints Paul A. Kruger and Mark R. Kidd as Proxies, each with the power to appoint his substitute, and hereby appoints and authorizes either of them to represent and vote as designated below, all the shares of Common Stock,$.01 par value, of Precis Smart Card Systems, Inc. (the "Company") held of record by the undersigned on May 10, 2001 at the annual meeting of shareholders to be held at 10:00 p.m. on June 8, 2001, or any adjournment thereof.

PROPOSAL ONE - To approve the Agreement and Plan of Merger, dated March 23,
     2001, as amended, by and among the Company, Precis-Capell Group Acquisition, Inc. ( a wholly-owned subsidiary of the Company) and The Capella Group, Inc. and its shareholders, providing for the merger of The Capella Group, Inc. into Precis-Capella Group Acquisition, Inc. with the result that The Capella Group, Inc. will become a wholly-owned subsidiary of the Company. A VOTE "FOR" WILL REPRESENT A VOTE FOR APPROVAL OF THE AGREEMENT AND THE MERGER.

                    / / FOR     / / AGAINST     / / ABSTAIN

PROPOSAL TWO - To approve the amendment and restatement of the Precis Smart
     Card Systems, Inc. 1999 Stock Option Plan. A vote "For" will represent a vote for approval of the Plan.

                    / / FOR     / / AGAINST     / / ABSTAIN

PROPOSAL THREE - To approve amendment of the Company's Certificate of
     Incorporation to change the Company's name to "Precis, Inc." A vote "For" will represent a vote for approval of the amendment.

                    / / FOR     / / AGAINST     / / ABSTAIN

PROPOSAL FOUR - To re-elect Kent H. Webb, M.D., Larry E. Howell, Lyle W. Miller and Michael E. Dunn each for a term ending in 2002and until each of their respective successors shall have been duly elected and qualified.
     A vote "For" will represent a vote for the nominee director.

          Kent H. Webb, M.D.             / / FOR     / / AGAINST     / / ABSTAIN

          Larry E. Howell                / / FOR     / / AGAINST     / / ABSTAIN

          Lyle W. Miller                 / / FOR     / / AGAINST     / / ABSTAIN

          Michael E. Dunn                / / FOR     / / AGAINST     / / ABSTAIN

PROPOSAL FIVE - To ratify the appointment of Murrell, Hall, McIntosh & Co.,
     PLLP as the Company's independent accountants for the year ending December 31, 2001. A vote "For" will represent a vote for such ratification and appointment.

                    / / FOR     / / AGAINST     / / ABSTAIN

PROPOSAL SIX - To approve other business that properly comes before the Annual
     Meeting or any adjournment or postponement. A vote "For" will represent a vote for approval of the business presented.

                    / / FOR     / / AGAINST     / / ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE THROUGH SEVEN.

                                   Please sign exactly as the name appears to left. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Date:                                  , 2001
                                        ----------------------------------


                                   ---------------------------------------------
                                                  Signature


                                   ---------------------------------------------
                                                   Signature if held jointly

                                   PLEASE MARK, SIGN, DATE AND RETURN THIS
                                   PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.